                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            VANECK VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  APRIL 30

Date of reporting period: APRIL 30, 2016

Item 1. Report to Shareholders

ANNUAL REPORT
April 30, 2016

VANECK VECTORSTM

MUNICIPAL INCOME ETFs

AMT-Free Intermediate Municipal Index ETF	ITM®

AMT-Free Long Municipal Index ETF	MLN®

AMT-Free Short Municipal Index ETF	SMB®

CEF Municipal Income ETF	XMPT®

High-Yield Municipal Index ETF	HYD®

Pre-Refunded Municipal Index ETF	PRB®

Short High-Yield Municipal Index ETF	SHYD®

800.826.2333	vaneck.com

The information contained in the management discussion represents the opinions of VanEck Vectors ETFs and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck Vectors ETFs are as of April 30, 2016, and are subject to change.

VANECK VECTORS MUNICIPAL INCOME ETFs

(unaudited)

Dear Shareholder,

Effective May 1, 2016, Market Vectors exchange-traded funds are now known as VanEck Vectors ETFs.

The past 12 months for municipal bonds have been impressive. Municipal bonds have provided a haven from the volatility in the general stock market. Despite their collective performance, we would like to note that the municipal bond market also offers a diverse set of individual opportunities that may appeal to investors looking for more customized exposure.

When we look at the muni space, we believe investors should expect more from their muni investments. Our suite of municipal bond ETFs was built precisely with this in mind. The image below shows the striking range of opportunities it offers—from short-duration to high-quality, and from long-duration to high yield.

Our seven municipal income ETFs offer investors the ability to exercise control over their portfolio yield, duration, and credit exposure at different points in the interest rate cycle.

VanEck Vectors Municipal Income ETFs by Yield and Duration

Source: VanEck Research. As of April 30, 2016. Past performance is no guarantee of future results. Modified Duration measures a bond’s sensitivity to interest rate changes that reflects the change in a bond’s price given a change in yield. 30-Day SEC Yield is a standard calculation developed by the Securities and Exchange Commission that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period. This yield figure reflects the interest earned during the period after deducting a Fund’s expenses for the period. In the absence of expense waivers or reimbursements, the 30-Day SEC Yield for XMPT would have been 4.54%.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Bonds and bond funds may decrease in value as interest rates rise. Performance may be lower or higher than performance data quoted. Fund returns reflect dividends and capital gains distributions.

1

VANECK VECTORS MUNICIPAL INCOME ETFs

(unaudited)

Yield Curve-Focused

Our investment grade, VanEck Vectors AMT-free municipal ETF product offerings seek to track indices that reflect a unique segmentation of the municipal yield curve: Short (years 1-6: VanEck Vectors AMT-Free Short Municipal Index ETF, NYSE Arca: SMB); Intermediate (years 6-17: VanEck Vectors AMT-Free Intermediate Municipal Index ETF, NYSE Arca: ITM); and Long (years 17-30: VanEck Vectors AMT-Free Long Municipal Index ETF, NYSE Arca: MLN). These indices have maturity segments that are longer than those traditionally used by some asset managers. We believe this may allow investors to maximize the potential yield available in each part of the yield curve.

Credit-Focused

Our credit-focused municipal ETF product offerings seek to track indices that include both the highest credit quality available in the municipal asset class (pre-refunded: VanEck Vectors Pre-Refunded Municipal Bond ETF, NYSE Arca: PRB) and municipal high yield—short (years 1-12: VanEck Vectors Short High-Yield Municipal Index ETF, NYSE Arca: SHYD) and all maturity (years 1-30+: VanEck Vectors High-Yield Municipal Index ETF, NYSE Arca: HYD). The high yield indices include an investment grade component to help enhance liquidity.

Smart Beta

Our smart beta municipal ETF (VanEck Vectors CEF Municipal Income ETF, NYSE Arca: XMPT) seeks to track an index that includes closed-end funds that hold municipal bonds (CEFs).

We believe that, with their yield curve, credit and smart beta focuses, our suite of municipal income ETFs truly do provide investors with an opportunity to “get” more from their muni investments.

We encourage you stay in touch with us through the videos, emails, and subscriptions available on our website (http://www.vaneck.com).

You may, in particular, be interested in subscribing to Muni Nation®, our blog on the municipal bond market written by Jim Colby, senior municipal strategist and portfolio manager responsible for VanEck Vectors municipal bond investments. Should you have any questions, please contact us at 800.826.2333 or visit vaneck.com/etfs.

Thank you for participating in the VanEck Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the 12-month period ending April 30, 2016. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President

VanEck Vectors ETF Trust

May 17, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

2

Management Discussion (unaudited)

Market Review

During the 12-month period ended April 30, 2016, the municipal bond market (munis) sustained inflows. Continuing to build on their positive performances in the six months to October 31, 2015, all the VanEck Vectors Municipal Income ETFs performed positively for the 12-month period under review which could be partially attributed to the dynamic of demand outpacing supply. The performances of VanEck Vectors CEF Municipal Income ETF (NYSE Arca: XMPT) and VanEck Vectors AMT-Free Long Municipal Index ETF (NYSE Arca: MLN) were particularly notable.

Source: VanEck. Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and ETF share values will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. ETF returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Current performance may be lower or higher than performance data quoted.

AMT-Free Short Municipal Index ETF/Pre-Refunded Municipal Index ETF

Among short munis, the state general obligation sector contributed most to the total return of the AMT- Free Short Municipal Index ETF. All other sectors contributed positive performance. In terms of state/U.S. territory, New York and California contributed the most to the total return of the Fund, while some only contributed minimally, no state/U.S. territory detracted from performance.

Munis from California contributed the most to the total return of the Pre-Refunded Municipal Index ETF. Only munis from Ohio detracted from performance, and then only minimally.

AMT-Free Intermediate Municipal Index ETF

Munis from New York and California contributed the most to the total return of the Fund. When grouped by state/U.S. territory, none detracted from performance. The sectors with the largest and second largest average weightings in the index, state general obligation and local general obligation, were the two largest contributors to the Fund’s performance. While no sector detracted from performance, some sectors contributed only minimally.

AMT-Free Long Municipal Index ETF

All sectors contributed positively to the Fund’s total return, with the healthcare sector being by far the greatest contributor. Municipal bonds issued by California and New York contributed by far the most to performance. Only municipal bonds issued by Montana detracted from performance and then only minimally.

3

VANECK VECTORS MUNICIPAL INCOME ETFs

(unaudited)

Short High-Yield Municipal Index ETF/High-Yield Municipal Index ETF

In the Short High-Yield Municipal Index ETF, while the healthcare and the industrial development revenue/pollution control revenue (IDR/PCR) sectors contributed most to performance, the state general obligation and solid waste/resource recovery sectors were the largest detractors from performance. Every single state/U.S. territory represented in the Fund, except for Indiana, Louisiana, Puerto Rico, and Vermont, contributed positively to the Fund’s total return, with bonds from Ohio and Texas contributing the most to performance. Munis from Puerto Rico detracted most from performance. As of April 30, 2016, Puerto Rican securities represented 3.8% of the Fund’s net assets.*

In the High-Yield Municipal Index ETF, the IDR/PCR and healthcare sectors contributed by far the most to total return, and the solid waste/resource recovery and local general obligation sectors detracted the most from performance. Munis from California and Ohio made the greatest contribution to performance and those from Puerto Rico detracted most from performance. As of April 30, 2016, Puerto Rican securities represented 2.1% of the Fund’s net assets.*

The Commonwealth of Puerto Rico is currently struggling with roughly $70 billion of debt and its Governor has made clear it will not be able to make future debt payments without restructuring authority. Within the last 12 months, Puerto Rico has already defaulted on a few of its debt payments. The problem is exacerbated because unlike authorities in states, Puerto Rico’s public authorities do not have access to Chapter 9 bankruptcy protections under federal law. Puerto Rico officials and others have been pressuring Congress to help the territory solve its debt and fiscal crises, but up to this point there has been no resolution.

CEF Municipal Income ETF

Over the 12 months under review, the average discount at which municipal closed-end funds (CEFs) traded first widened from around 6.56% to over 10% on June 9, 2015, and then narrowed right back to 2.73% at the end of the period. Since many municipal CEFs use leverage, and short-term rates remained low during the period under review, the cost of leverage also remained relatively low. This was, therefore, beneficial to the municipal closed-end fund market and the Fund returned a commendable 12.87% for the 12-month period.

* All Fund assets referenced are Net Assets as of April 30, 2016.

4

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	LMT2TR2
One Year	6.15%	6.38%	7.12%
Five Year	5.39%	5.39%	6.14%
Life* (annualized)	5.02%	5.00%	5.84%
Life* (cumulative)	50.95%	50.74%	61.12%
* since 12/4/2007

Commencement date for the VanEck Vectors AMT-Free Intermediate Municipal Index ETF was 12/4/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/4/07) to the first day of secondary market trading in shares of the Fund (12/6/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Annual Fund Operating Expenses 0.24%

The Investment Management Agreement between VanEck Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

5

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays AMT-Free Intermediate Continuous Municipal Index (LMT2TR) is comprised of bonds that must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least six years but less than seventeen years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

6

AMT-FREE LONG MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	LMT3TR2
One Year	8.38%	7.80%	8.46%
Five Year	7.53%	7.32%	8.19%
Life* (annualized)	4.59%	4.52%	5.98%
Life* (cumulative)	45.36%	44.49%	62.19%
* since 1/2/2008

Commencement date for the VanEck Vectors AMT-Free Long Municipal Index ETF was 1/2/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/2/08) to the first day of secondary market trading in shares of the Fund (1/7/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Annual Fund Operating Expenses 0.24%

The Investment Management Agreement between VanEck Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

7

AMT-FREE LONG MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays AMT-Free Long Continuous Municipal Index (LMT3TR) is comprised of bonds that must be rated investment-grade (Baa3/BBB or higher) by at least two of the following ratings agencies: Moody’s, S&P, and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least seventeen years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

8

AMT-FREE SHORT MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	LMT1TR2
One Year	2.30%	1.95%	2.62%
Five Year	1.83%	1.80%	2.43%
Life* (annualized)	2.65%	2.65%	3.26%
Life* (cumulative)	23.89%	23.90%	30.04%
* since 2/22/2008

Commencement date for the VanEck Vectors AMT-Free Short Municipal Index ETF was 2/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/22/08) to the first day of secondary market trading in shares of the Fund (2/26/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Annual Fund Operating Expenses 0.20%

The Investment Management Agreement between VanEck Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

9

AMT-FREE SHORT MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays AMT-Free Short Continuous Municipal Index (LMT1TR) is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market and be rated Baa3/BBB- or higher by at least two of the following ratings agencies if all three agencies rate the security: Moody’s, S&P, and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Included bonds must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least one year but less than six years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

10

CEF MUNICIPAL INCOME ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	CEFMXTR[2]
One Year	12.15%	12.87%	13.31%
Life* (annualized)	8.52%	8.53%	8.96%
Life* (cumulative)	48.09%	48.13%	51.00%
* since 7/12/2011

Commencement date for the VanEck Vectors CEF Municipal Income ETF was 7/12/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/12/11) to the first day of secondary market trading in shares of the Fund (7/13/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.54% / Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes, and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

11

CEF MUNICIPAL INCOME ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

S-Network Municipal Bond Closed-End Fund IndexSM is calculated and maintained by S-Network Global Indexes, LLC. S-Network does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	S-Network Municipal Bond Closed-End Fund IndexSM (CEFMXTR) is composed of shares of municipal closed-end funds listed in the United States that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

12

HIGH-YIELD MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	LMEHTR[2]
One Year	6.73%	6.59%	8.00%
Five Year	7.62%	7.68%	8.68%
Life* (annualized)	9.02%	8.99%	10.28%
Life* (cumulative)	86.82%	86.41%	102.96%
* since 2/4/2009

Commencement date for the VanEck Vectors High-Yield Municipal Index ETF was 2/4/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/4/09) to the first day of secondary market trading in shares of the Fund (2/5/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Annual Fund Operating Expenses 0.35%

The Investment Management Agreement between VanEck Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Funds or security.

13

HIGH-YIELD MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Municipal Custom High Yield Composite Index (LMEHTR) is made up of a 25%/75% blend of investment grade triple-B and noninvestment grade munis, and draws 75% of its holdings from bonds issued as part of transaction sizes of $100 million or more. To be included in the Index, bonds must have an outstanding par value of at least $3 million for non-investment grade and $7 million for investment grade; 25% of index in investment-grade triple-B bonds issued as part of transaction sizes of at least $100 million in value; 50% of index in non-investment grade bonds issued as part of transaction of at least $100 million; 25% of index in non-investment grade bonds issued as part of transaction of $20-$100 million in size; fixed rate; nominal maturity of greater than one year; dated-date after 12/31/1990.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

14

PRE-REFUNDED MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	LMPETR[2]
One Year	2.32%	1.28%	1.47%
Five Year	0.97%	0.89%	1.34%
Life* (annualized)	1.20%	1.19%	1.67%
Life* (cumulative)	8.99%	8.97%	12.74%
* since 2/2/2009

Commencement date for the VanEck Vectors Pre-Refunded Municipal Index ETF was 2/2/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/2/09) to the first day of secondary market trading in shares of the Fund (2/3/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Annual Fund Operating Expenses 0.24%

The Investment Management Agreement between VanEck Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

15

PRE-REFUNDED MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Municipal Pre-Refunded—Treasury-Escrowed Index (LMPETR) is comprised of pre-refunded and/or escrowed-to-maturity municipal bonds, provided that the collateral in the escrow account is comprised strictly of obligations of, and carry the full faith and credit of, the U.S. Treasury. Bonds must have an explicit or implicit credit rating of AAA; outstanding par value of at least $7 million; issued as part of transaction of at least $75 million in value; fixed rate coupon and denominated in U.S. dollars. Taxable municipal bonds, floating rate bonds, derivatives, and remarketed issues are excluded from the Index.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

16

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	BMHYTR[2]
One Year	2.24%	2.14%	4.20%
Life* (annualized)	3.56%	3.45%	5.98%
Life* (cumulative)	8.34%	8.08%	14.24%
* since 1/13/2014

Commencement date for the VanEck Vectors Short High-Yield Municipal Index ETF was 1/13/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/13/14) to the first day of secondary market trading in shares of the Fund (1/14/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Annual Fund Operating Expenses 0.35%

The Investment Management Agreement between VanEck Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

17

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Municipal High Yield Short Duration Index (BMHYTR) is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market. The majority of the Index’s constituents are from the revenue sector, with some constituents being from the general obligation sector. The revenue sector is divided into industry sectors that consist of but may not be limited to electric, health care, transportation, education, water & sewer, resource recovery, leasing and special tax.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

18

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the period, November 1, 2015 to April 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	November 1, 2015-
	November 1, 2015	April 30, 2016	During Period	April 30, 2016
AMT-Free Intermediate Municipal Index ETF
Actual	$1,000.00	$1,043.40	0.24%	$1.22
Hypothetical**	$1,000.00	$1,023.67	0.24%	$1.21
AMT-Free Long Municipal Index ETF
Actual	$1,000.00	$1,057.90	0.24%	$1.23
Hypothetical**	$1,000.00	$1,023.67	0.24%	$1.21
AMT-Free Short Municipal Index ETF
Actual	$1,000.00	$1,008.60	0.20%	$1.00
Hypothetical**	$1,000.00	$1,023.87	0.20%	$1.01
CEF Municipal Income ETF
Actual	$1,000.00	$1,111.90	0.40%	$2.10
Hypothetical**	$1,000.00	$1,022.87	0.40%	$2.01
High-Yield Municipal Index ETF
Actual	$1,000.00	$1,048.30	0.35%	$1.78
Hypothetical**	$1,000.00	$1,023.12	0.35%	$1.76
Pre-Refunded Municipal Index ETF
Actual	$1,000.00	$1,004.80	0.24%	$1.20
Hypothetical**	$1,000.00	$1,023.67	0.24%	$1.21
Short High-Yield Municipal Index ETF
Actual	$1,000.00	$1,017.70	0.35%	$1.76
Hypothetical**	$1,000.00	$1,023.12	0.35%	$1.76
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2016) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
19

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal Amount		Value

MUNICIPAL BONDS: 98.7%
Alabama: 0.8%
	Alabama Federal Aid Highway Finance Authority (RB)
$100,000	5.00%, 09/01/22 (c)	$118,456
1,500,000	5.00%, 09/01/24 (c)	1,833,180
	Alabama Public School & College Authority, Series B (RB)
500,000	5.00%, 07/01/24 (c)	617,895
2,285,000	5.00%, 07/01/24 (c)	2,878,917
1,500,000	5.00%, 07/01/24 (c)	1,899,060
50,000	City of Huntsville, Alabama, Series A (GO) 5.00%, 09/01/21 (c)	58,839
500,000	Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Series A (RB) 3.00%, 02/01/26 (c)	500,825
1,000,000	Lower Alabama Gas District, Series A (RB) 5.00%, 09/01/31	1,238,650
640,000	Shelby County Board of Education, Capital Outlay School Warrants (RB) 4.25%, 02/01/21 (c)	694,541
900,000	State of Alabama, Series A (GO) 5.00%, 08/01/23	1,127,295
		10,967,658
Alaska: 0.1%
70,000	Alaska Housing Finance Corp., Series A (RB) 5.00%, 12/01/20 (c)	81,875
500,000	State of Alaska, Series B (GO) 5.00%, 02/01/23 (c)	614,680
		696,555
Arizona: 2.3%
2,240,000	Apache County Industrial Development Authority, Series A (RB) 4.50%, 03/01/22 (c)	2,463,507
320,000	Arizona Board of Regents, University of Arizona Projects, Series C (CP) 5.00%, 06/01/22 (c)	371,872
	Arizona Sports and Tourism Authority, Series A (RB)
215,000	5.00%, 07/01/22 (c)	242,096
1,000,000	5.00%, 07/01/22 (c)	1,133,290
1,310,000	5.00%, 07/01/22 (c)	1,491,003
85,000	Arizona State Transportation Board, Subordinated Highway Revenue, Series A (RB) 5.00%, 07/01/22 (c)	103,105
	Arizona Transportation Board, Highway Revenue, Series A (RB)
1,000,000	4.00%, 07/01/22 (c)	1,085,690
1,200,000	5.00%, 07/01/21 (c)	1,421,460
680,000	5.00%, 07/01/21 (c)	805,868
1,275,000	5.00%, 07/01/22 (c)	1,529,069
100,000	5.00%, 07/01/22 (c)	119,862
70,000	5.00%, 07/01/22 (c)	84,818
Principal Amount		Value

Arizona: (continued)
$2,000,000	5.00%, 07/01/22 (c)	$2,410,260
310,000	5.25%, 07/01/21 (c)	370,382
60,000	Arizona Water Infrastructure Finance Authority, Series A (RB) 5.00%, 10/01/22 (c)	73,981
750,000	Board of Regents, Arizona State University, Series A (RB) 5.00%, 07/01/25 (c)	935,287
	City of Glendale, Municipal Property Corp., Series C (RB)
520,000	5.00%, 01/01/18 (c)	550,836
1,290,000	5.00%, 01/01/18 (c)	1,375,527
	City of Mesa, Arizona (RB)
1,165,000	3.25%, 07/01/24 (c)	1,203,829
740,000	3.25%, 07/01/24 (c)	767,957
625,000	4.00%, 07/01/24 (c)	711,081
	City of Phoenix Civic Improvement Corp. (RB)
1,250,000	4.00%, 07/01/24 (c)	1,405,237
950,000	5.00%, 07/01/21 (c)	1,131,602
1,820,000	5.00%, 07/01/24 (c)	2,283,554
100,000	5.00%, 07/01/24 (c)	121,637
	City of Phoenix, Arizona (GO)
260,000	4.00%, 07/01/22	301,246
1,500,000	4.00%, 07/01/24 (c)	1,760,505
1,045,000	City of Phoenix, Series A (GO) 4.00%, 07/01/22 (c)	1,173,242
80,000	City of Scottsdale (GO) 3.00%, 07/01/23	88,862
5,000	Regional Transportation Authority of Pima County (RB) 5.00%, 06/01/21 (c)	5,890
	Salt River Project Agricultural Improvement and Power District, Series A (RB)
300,000	5.00%, 12/01/21 (c)	360,576
1,000,000	5.00%, 12/01/21 (c)	1,198,940
660,000	5.00%, 12/01/21 (c)	791,696
2,365,000	5.00%, 12/01/21 (c)	2,821,445
275,000	5.00%, 06/01/22 (c)	329,271
		33,024,483
Arkansas: 0.4%
770,000	City of Little Rock, Arkansas Sewer Revenue (RB) 4.70%, 04/01/25 (c)	914,660
220,000	City of Rogers, Arkansas (RB) 4.00%, 11/01/21 (c)	236,559
	State of Arkansas, Federal Highway Grant Anticipation (GO)
2,685,000	4.00%, 10/01/23 (c)	3,141,638
125,000	5.00%, 10/01/23	156,860
1,425,000	5.00%, 10/01/24 (c)	1,784,371
		6,234,088
California: 15.3%
	Alameda County, California Joint Powers Authority, Series A (RB)
25,000	5.25%, 12/01/23 (c)	31,142
1,880,000	5.25%, 12/01/23 (c)	2,357,012

See Notes to Financial Statements

20

Principal Amount		Value

California: (continued)
	Bay Area Toll Authority, Series F-1 (RB)
$190,000	5.00%, 04/01/22 (c)	$229,374
50,000	5.00%, 04/01/22 (c)	60,806
1,270,000	Bay Area Water Supply and Conservation Agency, Series A (RB) 5.00%, 04/01/23 (c)	1,538,376
1,175,000	California Health Facilities Financing Authority, Adventist Health System, Series A (RB) 5.00%, 03/01/23 (c)	1,429,752
100,000	California Health Facilities Financing Authority, Children’s Hospital Los Angeles, Series A (RB) 5.00%, 11/15/22 (c)	113,749
1,000,000	California Health Facilities Financing Authority, Providence Health and Services, Series A (RB) 5.00%, 10/01/24 (c)	1,214,710
25,000	California Health Facilities Financing Authority, St. Joseph Health System, Series A (RB) 5.00%, 07/01/23 (c)	30,519
220,000	California Health Facilities Financing Authority, Sutter Health, Series D (RB) 5.25%, 08/15/21 (c)	263,707
	California Infrastructure and Economic Development Bank, Clean Water State (RB)
1,500,000	5.00%, 04/01/26 (c)	1,929,075
500,000	5.00%, 04/01/26 (c)	648,280
150,000	California Infrastructure and Economic Development Bank, Independent System Operator Corp. Project (RB) 5.00%, 02/01/23 (c)	179,499
	California State Department of Veterans Affairs, Series A (RB)
50,000	3.15%, 06/01/21 (c)	53,890
670,000	3.50%, 06/01/21 (c)	723,312
150,000	3.88%, 06/01/21 (c)	163,886
	California State Public Works Board, Department of Corrections and Rehabilitation, Series A (RB)
100,000	4.00%, 09/01/24 (c)	111,606
75,000	5.00%, 09/01/24 (c)	93,345
500,000	5.00%, 09/01/24 (c)	625,805
50,000	5.00%, 09/01/24 (c)	61,882
	California State Public Works Board, Department of Corrections and Rehabilitation, Series C (RB)
210,000	4.00%, 06/01/22 (c)	230,255
950,000	5.00%, 06/01/22 (c)	1,139,924
75,000	5.25%, 10/01/24 (c)	92,991
675,000	5.25%, 10/01/24 (c)	859,572
Principal Amount		Value

California: (continued)
	California State Public Works Board, Department of Corrections and Rehabilitation, Series D (RB)
$225,000	5.00%, 09/01/24 (c)	$281,612
1,000,000	5.00%, 09/01/24	1,262,220
	California State Public Works Board, Department of Corrections and Rehabilitation, Series G (RB)
1,655,000	5.00%, 09/01/23 (c)	2,020,689
175,000	5.00%, 09/01/23 (c)	215,833
280,000	5.00%, 09/01/23	347,956
	California State Public Works Board, Department of Corrections and Rehabilitation, Series H (RB)
250,000	3.00%, 12/01/25 (c)	262,105
625,000	3.25%, 12/01/25 (c)	658,144
	California State Public Works Board, Department of General Services, Series F (RB)
1,530,000	5.00%, 05/01/24	1,922,705
180,000	5.00%, 05/01/25	228,820
	California State Public Works Board, Department of State Hospitals, Series E (RB)
1,500,000	5.00%, 06/01/23 (c)	1,817,505
410,000	5.00%, 06/01/23 (c)	495,575
2,020,000	5.00%, 06/01/23 (c)	2,458,057
350,000	5.00%, 06/01/23 (c)	428,512
50,000	5.00%, 06/01/23 (c)	61,141
	California State Public Works Board, Judicial Council of California, Series A (RB)
55,000	4.00%, 03/01/23 (c)	60,326
210,000	5.00%, 03/01/23	258,888
350,000	5.00%, 03/01/23 (c)	426,136
	California State Public Works Board, Judicial Council of California, Series B (RB)
1,000,000	5.00%, 10/01/24 (c)	1,239,840
950,000	5.00%, 10/01/24	1,200,591
	California State Public Works Board, Judicial Council of California, Series D (RB)
165,000	5.00%, 12/01/21 (c)	195,096
50,000	5.25%, 12/01/21 (c)	60,378
125,000	California State Public Works Board, UCLA Replacement Hospitals, Series F (RB) 5.00%, 10/01/22	154,386
	California State Public Works Board, Various Capital Projects, Series A (RB)
100,000	5.00%, 10/01/21 (c)	118,115
705,000	5.00%, 04/01/22 (c)	847,988
500,000	5.00%, 04/01/22 (c)	597,650
	California State Public Works Board, Various Capital Projects, Series G (RB)
1,250,000	5.00%, 11/01/22 (c)	1,494,037
125,000	5.00%, 11/01/22 (c)	153,266

See Notes to Financial Statements

21

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
	California State Public Works Board, Various Capital Projects, Series I (RB)
$150,000	4.00%, 11/01/23 (c)	$170,888
90,000	5.00%, 11/01/23 (c)	111,308
1,750,000	5.00%, 11/01/23	2,179,677
500,000	California State Veterans, Series CL (GO) 3.50%, 12/01/24 (c)	529,645
	California State, Various Purpose (GO)
515,000	3.50%, 02/01/22 (c)	556,988
1,090,000	5.00%, 04/01/18 (c)	1,176,949
515,000	5.00%, 04/01/18 (c)	555,675
965,000	5.00%, 09/01/18 (c)	1,057,929
1,250,000	5.00%, 09/01/18 (c)	1,371,287
100,000	5.00%, 02/01/22 (c)	120,836
500,000	5.00%, 04/01/22 (c)	607,735
1,000,000	5.00%, 09/01/22 (c)	1,229,400
925,000	5.00%, 10/01/22	1,136,048
855,000	5.00%, 10/01/22	1,050,077
995,000	5.00%, 12/01/22	1,226,268
1,475,000	5.00%, 09/01/23	1,843,425
1,400,000	5.00%, 09/01/23 (c)	1,728,832
755,000	5.00%, 09/01/23 (c)	940,609
850,000	5.00%, 09/01/23 (c)	1,063,656
830,000	5.25%, 09/01/22	1,029,573
480,000	California Statewide Communities Development Authority, Enloe Medical Center (RB) 3.00%, 02/15/26 (c)	482,011
500,000	California Statewide Communities Development Authority, Huntington Memorial Hospital, Series B (RB) 5.00%, 07/01/24 (c)	586,885
	Chabot-Las Positas Community College District (GO)
60,000	4.00%, 08/01/23	70,933
250,000	5.00%, 08/01/23 (c)	306,938
500,000	5.00%, 08/01/23 (c)	595,810
250,000	City and County of San Francisco, Series A (GO) 4.00%, 06/15/22 (c)	287,008
	City and County of San Francisco, Series R1 (GO)
710,000	5.00%, 12/15/21 (c)	858,617
85,000	5.00%, 12/15/21 (c)	102,998
240,000	City of Bakersfield, California Wastewater Revenue, Series A (RB) 5.00%, 09/15/20 (c)	277,109
	City of Los Angeles Department of Water and Power, Series A (RB)
1,000,000	5.00%, 07/01/21 (c)	1,191,160
500,000	5.00%, 01/01/23 (c)	605,900
400,000	City of Los Angeles Department of Water and Power, Series B (RB) 5.00%, 07/01/23 (c)	490,720
600,000	City of Los Angeles, California Wastewater System Revenue, Series A (RB) 5.00%, 06/01/23 (c)	738,192

Principal Amount		Value

California: (continued)
	City of Los Angeles, Wastewater System Revenue, Series C (RB)
$50,000	5.00%, 06/01/22 (c)	$60,415
60,000	5.00%, 06/01/22	73,477
500,000	City of San Francisco, Public Utilities Commission, Subseries A (RB) 5.00%, 11/01/21 (c)	593,955
470,000	Contra Costa Community College District (GO) 4.00%, 08/01/22 (c)	524,595
60,000	County of San Diego, California (CP) 5.00%, 10/15/24 (c)	72,937
255,000	County of Santa Clara, California, Series B (GO) 3.00%, 08/01/22 (c)	259,361
	Department of Airports of the City of Los Angeles, Series C (RB)
175,000	5.00%, 05/15/22	211,311
570,000	5.00%, 05/15/25 (c)	703,745
1,000,000	East Bay Municipal Utility District Water System Revenue, Series A (RB) 5.00%, 06/01/24 (c)	1,229,360
	East Bay Municipal Utility District Water System Revenue, Series B (RB)
900,000	5.00%, 06/01/27	1,190,115
750,000	5.00%, 06/01/29	1,003,642
675,000	Fontana Unified School District, San Bernardino County (GO) 3.00%, 08/01/22 (c)	692,017
	Golden State Tobacco Securitization Corp. (RB)
1,025,000	5.00%, 06/01/23 (c)	1,226,915
800,000	5.00%, 06/01/23 (c)	962,856
	Golden State Tobacco Securitization Corp., Series A (RB)
80,000	5.00%, 06/01/22	97,236
100,000	5.00%, 06/01/25 (c)	120,906
	Huntington Beach Union High School District (GO)
50,000	5.00%, 08/01/23 (c)	60,252
535,000	5.00%, 08/01/23 (c)	659,313
750,000	Imperial Irrigation District Electric System Revenue (RB) 5.00%, 05/01/26 (c)	935,152
	Los Angeles Community College District (GO)
1,000,000	4.00%, 08/01/24 (c)	1,126,940
1,100,000	5.00%, 08/01/24 (c)	1,364,660
1,500,000	5.00%, 08/01/24 (c)	1,866,090
1,555,000	5.00%, 08/01/24 (c)	1,967,153
2,425,000	Los Angeles Community College District, Series F (GO) 5.00%, 08/01/23 (c)	2,971,740
85,000	Los Angeles County Metropolitan Transportation Authority, First Tier, Series B (RB) 5.00%, 07/01/21 (c)	101,720
750,000	Los Angeles County Public Works Financing Authority, Series D (RB) 5.00%, 12/01/25 (c)	917,355

See Notes to Financial Statements

22

Principal Amount		Value

California: (continued)
$1,160,000	Los Angeles Department of Water & Power, Series B (RB) 5.00%, 01/01/24 (c)	$1,421,626
600,000	Los Angeles Department of Water and Power, Series A (RB) 3.25%, 01/01/25 (c)	624,840
1,225,000	Los Angeles Department of Water and Power, Series D (RB) 5.00%, 07/01/24 (c)	1,524,316
	Los Angeles Unified School District, Series A (GO)
880,000	2.00%, 07/01/22	924,343
130,000	5.00%, 07/01/22	159,673
750,000	5.00%, 10/01/22	916,470
1,630,000	5.00%, 07/01/24	2,082,325
1,000,000	Los Angeles Unified School District, Series B (CP) 5.00%, 10/01/22 (c)	1,186,190
600,000	Los Angeles, California Unified School District (GO) 5.00%, 07/01/24 (c)	754,386
	Los Angeles, California Unified School District, Series C (GO)
1,320,000	5.00%, 07/01/24	1,686,300
550,000	5.00%, 07/01/24 (c)	685,333
500,000	5.00%, 07/01/24 (c)	612,385
1,400,000	5.00%, 07/01/24 (c)	1,733,690
1,600,000	5.00%, 07/01/24 (c)	1,970,448
25,000	Los Angeles, California Wastewater System Revenue (RB) 5.00%, 06/01/23	31,214
340,000	Metropolitan Water District of Southern California, Series C (RB) 5.00%, 10/01/21 (c)	406,671
	Metropolitan Water District of Southern California, Series G (RB)
205,000	5.00%, 07/01/22 (c)	246,918
50,000	5.00%, 07/01/22 (c)	59,705
50,000	Modesto Irrigation District Electric System, Series A (RB) 5.00%, 07/01/21 (c)	58,981
475,000	Municipal Improvement Corp. of Los Angeles, Series C (RB) 5.00%, 03/01/22 (c)	565,345
1,720,000	Ohlone Community College District (GO) 5.00%, 08/01/22 (c)	2,077,382
250,000	Pittsburg Successor Agency Redevelopment Agency (AGM) (TA) 5.00%, 09/01/26 (c)	309,123
250,000	Placentia-Yorba Linda Unified School District, Series A (CP) (AGM) 4.00%, 10/01/25 (c)	278,378
1,260,000	Rancho Cucamonga Redevelopment Agency, Rancho Redevelopment Project (AGM) (TA) 5.00%, 09/01/22	1,526,830
Principal Amount		Value

California: (continued)
$175,000	Rancho Santiago Community College District (GO) 5.00%, 09/01/23 (c)	$215,969
	Regents of the University of California, Medical Center Pooled Revenue, Series J (RB)
410,000	5.25%, 05/15/23 (c)	498,187
430,000	5.25%, 05/15/23 (c)	525,649
2,250,000	5.25%, 05/15/23 (c)	2,760,457
65,000	Regents of the University of California, Series AB (RB) 3.25%, 05/15/21 (c)	71,553
	Regents of the University of California, Series AF (RB)
455,000	5.00%, 05/15/23 (c)	562,594
425,000	5.00%, 05/15/23 (c)	516,936
1,205,000	5.00%, 05/15/23 (c)	1,478,198
2,775,000	Regents of the University of California, Series AK (RB) 5.00%, 05/15/23 (p)	3,437,476
645,000	Regents of the University of California, Series AM (RB) 5.00%, 05/15/24 (c)	790,576
	Regents of the University of California, Series AO (RB)
50,000	5.00%, 05/15/22	61,184
225,000	5.00%, 05/15/23	281,446
500,000	5.00%, 05/15/25 (c)	631,855
	Regents of the University of California, Series G (RB)
870,000	5.00%, 05/15/22 (c)	1,055,562
125,000	5.00%, 05/15/22 (c)	152,066
1,900,000	5.00%, 05/15/22 (c)	2,293,015
905,000	Regents of the University of California, Series I (RB) 5.00%, 05/15/25 (c)	1,119,023
725,000	Regents of University of California, Series AR (RB) 5.00%, 05/15/26 (c)	916,516
	Regents of University of California, Series I (RB)
1,085,000	5.00%, 05/15/25 (c)	1,335,570
85,000	5.00%, 05/15/25 (c)	106,771
	Riverside County Transportation Commission, Series A (RB)
490,000	5.25%, 06/01/23 (c)	602,920
190,000	5.25%, 06/01/23 (c)	235,066
50,000	Riverside County, California Asset Leasing Corp. (RB) 4.00%, 06/01/22 (c)	54,853
625,000	Sacramento City Financing Authority, Master Lease Program Facilities (RB) 3.38%, 12/01/25 (c)	656,062
	Sacramento County Sanitation Districts Financing Authority, Series A (RB)
20,000	5.00%, 12/01/21 (c)	23,801
1,650,000	5.00%, 12/01/21 (c)	1,964,556
100,000	5.00%, 06/01/24 (c)	124,629
250,000	5.00%, 06/01/24 (c)	305,040

See Notes to Financial Statements

23

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$750,000	San Bernardino Community College District, Series A (GO) 5.00%, 08/01/23	$933,555
500,000	San Bernardino Unified School District, Series A (GO) (AGM) 5.00%, 08/01/23 (c)	593,600
	San Diego Community College District (GO)
825,000	5.00%, 08/01/21 (c)	977,336
240,000	5.00%, 08/01/22 (c)	291,782
	San Diego County Water Authority, Series A (RB)
450,000	4.50%, 05/01/21 (c)	518,202
500,000	4.50%, 05/01/21 (c)	573,695
500,000	5.00%, 05/01/21 (c)	592,325
50,000	5.00%, 11/01/22 (c)	61,376
1,405,000	5.00%, 11/01/22 (c)	1,734,515
1,085,000	San Diego Unified School District, Series C (GO) 5.00%, 07/01/23 (c)	1,309,899
310,000	San Diego, California Water Authority, Series A (RB) 5.00%, 11/01/22 (c)	376,235
430,000	San Dieguito Union High School District, Series A-2 (GO) 4.00%, 08/01/23 (c)	485,534
455,000	San Francisco Bay Area Rapid Transit District, Series A (RB) 5.00%, 07/01/22 (c)	546,259
710,000	San Francisco City and County International Airport, Second Series B (RB) 5.00%, 05/01/22 (c)	853,690
	San Francisco Community College District (GO)
750,000	5.00%, 06/15/24	951,787
50,000	5.00%, 06/15/25 (c)	63,682
860,000	5.00%, 06/15/25 (c)	1,076,402
	San Francisco Public Utilities Commission Water Revenue, Sub-Series A (RB)
1,250,000	5.00%, 11/01/21 (c)	1,494,362
1,000,000	5.00%, 11/01/21 (c)	1,199,020
	San Francisco Unified School District, Proposition A (GO)
500,000	2.00%, 06/15/22	524,415
500,000	3.00%, 06/15/24 (c)	514,905
805,000	3.25%, 06/15/24 (c)	835,864
500,000	5.00%, 06/15/24 (c)	631,035
1,215,000	San Francisco Unified School District, Series B (GO) 4.00%, 06/15/22 (c)	1,340,181
345,000	San Francisco, California Bay Area Toll Authority, Series F (RB) 5.00%, 04/01/22 (c)	418,461
600,000	San Jose Financing Authority Lease, Series A (RB) 5.00%, 06/01/23 (c)	713,832

Principal Amount		Value

California: (continued)
$950,000	San Ramon Valley Unified School District (GO) 5.00%, 08/01/22 (c)	$1,147,391
385,000	Santa Clara County, California Financing Authority, Series A (RB) 4.00%, 02/01/22 (c)	436,848
	State of California, Department of Water Resources, Series AS (RB)
2,320,000	5.00%, 12/01/24 (c)	2,907,447
50,000	5.00%, 12/01/24 (c)	63,893
75,000	State of California, Department of Water Resources, Series O (RB) 5.00%, 05/01/22	91,672
	State of California, Various Purpose (GO)
300,000	3.00%, 02/01/22 (c)	327,951
700,000	3.00%, 12/01/22	772,429
770,000	3.00%, 09/01/26 (c)	776,807
500,000	3.25%, 04/01/23 (c)	530,830
310,000	3.38%, 09/01/22 (c)	324,660
1,085,000	3.50%, 09/01/22 (c)	1,139,000
855,000	4.00%, 09/01/22 (c)	970,245
500,000	4.00%, 05/01/23	587,755
1,500,000	4.00%, 09/01/26 (c)	1,705,065
190,000	5.00%, 09/01/18 (c)	208,204
700,000	5.00%, 09/01/18 (c)	767,242
1,000,000	5.00%, 09/01/21 (c)	1,182,400
105,000	5.00%, 02/01/22 (c)	122,686
1,085,000	5.00%, 02/01/22 (c)	1,315,085
140,000	5.00%, 02/01/22 (c)	168,137
250,000	5.00%, 09/01/22 (c)	308,035
765,000	5.00%, 10/01/22	939,542
655,000	5.00%, 02/01/23 (c)	794,436
1,900,000	5.00%, 04/01/23 (c)	2,329,229
500,000	5.00%, 09/01/23	624,890
250,000	5.00%, 09/01/23 (c)	312,840
1,065,000	5.00%, 09/01/23 (c)	1,319,301
1,500,000	5.00%, 10/01/23	1,878,720
850,000	5.00%, 10/01/23	1,064,608
250,000	5.00%, 11/01/23 (c)	310,983
1,000,000	5.00%, 12/01/23 (c)	1,252,970
210,000	5.00%, 12/01/23 (c)	257,884
1,425,000	5.00%, 12/01/23 (c)	1,790,142
200,000	5.00%, 12/01/23 (c)	249,944
180,000	5.00%, 12/01/23 (c)	225,535
1,350,000	5.00%, 12/01/23 (c)	1,667,533
1,000,000	5.00%, 12/01/23 (c)	1,246,480
270,000	5.00%, 03/01/24	339,973
2,565,000	5.00%, 05/01/24	3,238,749
250,000	5.00%, 08/01/24 (c)	306,293
1,000,000	5.00%, 10/01/24 (c)	1,270,980
1,750,000	5.00%, 10/01/24 (c)	2,224,215
2,050,000	5.00%, 10/01/24 (c)	2,552,475
1,500,000	5.00%, 02/01/25 (c)	1,840,320
1,000,000	5.00%, 02/01/25 (c)	1,235,870
1,000,000	5.00%, 02/01/25 (c)	1,231,360
660,000	5.00%, 03/01/25 (c)	834,682
400,000	5.00%, 03/01/25 (c)	487,944
5,000,000	5.00%, 03/01/25	6,384,400

See Notes to Financial Statements

24

Principal Amount		Value

California: (continued)
$800,000	5.00%, 03/01/25 (c)	$1,002,080
2,000,000	5.00%, 08/01/25 (c)	2,486,740
600,000	5.00%, 08/01/25	771,024
1,985,000	5.00%, 08/01/25 (c)	2,477,538
1,425,000	5.00%, 08/01/25 (c)	1,751,624
1,000,000	5.00%, 09/01/25	1,286,420
1,170,000	5.00%, 09/01/25 (c)	1,462,699
50,000	5.25%, 09/01/21 (c)	60,674
175,000	5.25%, 08/01/25 (c)	218,911
	Trustees of the California State University, Series A (RB)
1,195,000	4.00%, 11/01/22 (c)	1,322,937
250,000	4.00%, 05/01/26 (c)	299,838
750,000	5.00%, 11/01/23 (c)	940,785
1,400,000	5.00%, 11/01/24 (c)	1,743,826
50,000	5.00%, 11/01/24	64,226
750,000	5.00%, 05/01/26 (c)	962,250
	Ventura County Public Financing Authority, Series A (RB)
60,000	5.00%, 11/01/22 (c)	71,998
305,000	5.00%, 11/01/22 (c)	371,219
500,000	Yosemite Community College District (GO) 5.00%, 08/01/25 (c)	621,685
		216,939,249
Colorado: 0.9%
	Adams 12 Five Star Schools (GO) (SAW)
1,300,000	4.00%, 12/15/22 (c)	1,506,557
25,000	4.00%, 12/15/22	29,144
460,000	Board of Governors of Colorado State University System, Series A (RB) 5.00%, 03/01/29	590,755
	City and County of Denver, Department of Aviation Airport System, Series B (RB)
1,000,000	4.00%, 11/15/22 (c)	1,094,270
290,000	5.00%, 11/15/22 (c)	348,716
	Colorado Higher Education, Series A (CP)
1,500,000	5.00%, 11/01/23	1,858,710
25,000	5.00%, 11/01/24	31,498
40,000	5.00%, 11/01/26	51,393
490,000	Denver, Colorado Airport System Revenue, Series B (RB) 5.00%, 11/15/22 (c)	580,890
25,000	Denver, Colorado City & County School District No. 1, Series A (GO) (SAW) 4.00%, 12/01/21 (c)	28,374
40,000	Denver, Colorado City & County School District No. 1, Series B (GO) (SAW) 5.00%, 12/01/22 (c)	49,099
165,000	Joint School District No. 28J in Adams and Arapahoe Counties (GO) (SAW) 5.00%, 12/01/22 (c)	203,118
Principal Amount		Value

Colorado: (continued)
	Park Creek Metropolitan District, Series A (RB)
$250,000	5.00%, 12/01/25 (c)	$288,190
250,000	5.00%, 12/01/25 (c)	289,985
980,000	Regents of University of Colorado, Series A (RB) 5.00%, 06/01/25 (c)	1,220,110
750,000	Regents of University of Colorado, Series B (RB) 4.00%, 06/01/24 (c)	875,940
	Regional Transportation District, Fastracks Project, Series A (RB)
175,000	5.00%, 11/01/22 (c)	216,412
515,000	5.00%, 11/01/22 (c)	620,091
75,000	5.00%, 11/01/22 (c)	91,699
50,000	5.00%, 11/01/27	64,031
1,110,000	Regional Transportation District, Series A (CP) 5.00%, 06/01/20 (c)	1,259,239
365,000	School District No. 27J Adams and Weld Counties (GO) (SAW) 4.00%, 12/01/25 (c)	413,352
500,000	University of Colorado Enterprise System, Series A (RB) 4.00%, 06/01/22	578,610
		12,290,183
Connecticut: 3.3%
	Connecticut State Health and Educational Facility Authority, Series A (RB)
1,000,000	5.00%, 07/01/21 (c)	1,148,960
1,245,000	5.00%, 07/01/24 (c)	1,520,643
125,000	5.00%, 07/01/24 (c)	154,900
	Connecticut State, Special Tax Revenue, Transportation Infrastructure Purposes, Series A (RB)
440,000	5.00%, 01/01/23 (c)	532,576
1,000,000	5.00%, 10/01/23 (c)	1,203,310
65,000	State of Connecticut Clean Water Fund - State Revolving Fund (RB) 5.00%, 03/01/25 (c)	82,569
	State of Connecticut Special Tax Revenue (RB)
250,000	5.00%, 08/01/25 (c)	305,668
395,000	5.00%, 08/01/25 (c)	488,884
	State of Connecticut, Series A (GO)
500,000	3.25%, 03/15/26 (c)	503,355
2,355,000	5.00%, 10/15/23 (c)	2,848,796
1,650,000	5.00%, 10/15/23 (c)	2,008,743
55,000	5.00%, 10/15/23 (c)	67,301
125,000	5.00%, 03/01/24 (c)	147,959
1,500,000	5.00%, 03/01/24 (c)	1,818,360
200,000	5.00%, 03/01/24 (c)	244,552
1,000,000	5.00%, 03/15/25 (c)	1,189,750
1,000,000	5.00%, 03/15/26 (c)	1,239,030

See Notes to Financial Statements

25

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Connecticut: (continued)
	State of Connecticut, Series B (GO)
$5,000	5.00%, 05/15/21 (c)	$5,840
1,375,000	5.00%, 04/15/22 (c)	1,606,880
1,000,000	5.00%, 04/15/22 (c)	1,162,540
405,000	5.00%, 04/15/22 (c)	477,280
1,375,000	5.00%, 03/01/23 (c)	1,650,495
290,000	5.00%, 06/15/25 (c)	346,405
	State of Connecticut, Series C (GO)
1,215,000	5.00%, 07/15/23 (c)	1,470,855
1,360,000	5.00%, 12/15/23	1,666,163
1,000,000	5.00%, 06/15/25	1,247,850
	State of Connecticut, Series D (GO)
620,000	5.00%, 11/01/21 (c)	722,945
960,000	5.00%, 11/01/21 (c)	1,128,739
	State of Connecticut, Series E (GO)
635,000	4.00%, 09/15/22 (c)	698,157
500,000	4.00%, 09/01/24 (c)	563,245
1,250,000	5.00%, 09/15/22 (c)	1,483,687
685,000	5.00%, 09/15/22 (c)	799,189
1,000,000	5.00%, 09/15/22 (c)	1,160,250
2,500,000	5.00%, 08/15/23 (c)	3,058,825
225,000	5.00%, 08/15/23 (c)	274,262
	State of Connecticut, Series F (GO)
430,000	3.25%, 11/15/25 (c)	445,355
2,020,000	5.00%, 11/15/24 (c)	2,457,714
500,000	5.00%, 11/15/25 (c)	603,530
	State of Connecticut, Series G (GO)
1,175,000	4.00%, 10/15/22 (c)	1,293,299
795,000	5.00%, 10/15/22 (c)	945,470
480,000	5.00%, 10/15/22 (c)	572,453
440,000	State of Connecticut, Transportation Infrastructure, Series A (RB) 5.00%, 10/01/23 (c)	527,446
	University of Connecticut, Series A (RB)
500,000	3.00%, 03/15/26 (c)	496,710
65,000	5.00%, 02/15/21 (c)	75,066
500,000	5.00%, 02/15/23 (c)	608,455
1,000,000	5.00%, 08/15/23 (c)	1,206,050
2,000,000	5.00%, 02/15/25 (c)	2,444,860
		46,705,371
Delaware: 0.3%
325,000	State of Delaware (GO) 5.00%, 07/01/20 (c)	376,376
	State of Delaware, Series A (GO)
500,000	2.13%, 03/01/26 (c)	499,735
500,000	5.00%, 08/01/23 (c)	630,210
	State of Delaware, Series B (GO)
750,000	5.00%, 07/01/23	942,585
1,000,000	5.00%, 07/01/24 (c)	1,250,380
		3,699,286
District of Columbia: 0.5%
	District of Columbia, Income Tax Secured Revenue, Series C (RB)
850,000	5.00%, 12/01/22 (c)	1,028,491
100,000	5.00%, 12/01/22 (c)	121,347
395,000	5.00%, 12/01/22 (c)	485,692
1,250,000	District of Columbia, Income Tax Secured Revenue, Series G (RB) 5.00%, 12/01/21 (c)	1,493,475
Principal Amount		Value

District of Columbia: (continued)
	District of Columbia, Series A (GO)
$200,000	5.00%, 06/01/23	$248,792
1,070,000	5.00%, 06/01/23 (c)	1,300,446
	District of Columbia, Water and Sewer Authority, Subordinated Lien, Series B (RB)
1,000,000	5.00%, 10/01/25 (c)	1,233,900
1,000,000	5.00%, 10/01/25 (c)	1,259,040
50,000	District of Columbia, Water and Sewer Authority, Subordinated Lien, Series C (RB) 5.00%, 10/01/22	61,167
90,000	Metropolitan Washington Airports Authority, Series A (RB) 5.00%, 10/01/20 (c)	104,180
		7,336,530
Florida: 5.0%
	Broward County, Florida Water and Sewer Utility Revenue, Series B (RB)
25,000	5.00%, 10/01/22 (c)	30,481
70,000	5.00%, 10/01/22 (c)	85,586
1,535,000	Central Florida Expressway Authority, Senior Lien, Series A (RB) 3.00%, 07/01/26 (c)	1,521,354
120,000	City of Gainesville, Utilities System Revenue, Series A (RB) 5.00%, 10/01/22 (c)	145,978
500,000	City of Jacksonville (RB) 5.00%, 10/01/24 (c)	599,705
1,000,000	City of Jacksonville (RB) 5.00%, 10/01/24 (c)	1,204,480
	City of Jacksonville, Better Jacksonville Sales Tax Revenue (RB)
610,000	5.00%, 10/01/22 (c)	722,771
750,000	5.00%, 10/01/22 (c)	895,635
1,185,000	City of Jacksonville, Better Jacksonville Sales Tax Revenue, Series A (RB) 5.00%, 10/01/25	1,496,608
	City of Jacksonville, Florida (RB)
120,000	5.00%, 10/01/22	144,835
390,000	5.00%, 10/01/22 (c)	466,253
50,000	5.00%, 10/01/22 (c)	59,944
	City of Jacksonville, Florida, Series A (RB)
500,000	5.00%, 10/01/22 (c)	596,755
1,225,000	5.00%, 10/01/22 (c)	1,453,903
	City of Jacksonville, Florida, Series C (RB)
250,000	5.00%, 10/01/22 (c)	301,910
100,000	5.00%, 10/01/22 (c)	121,103
795,000	5.00%, 10/01/22 (c)	963,309
250,000	City of Jacksonville, Series C (RB) 5.00%, 10/01/22 (c)	298,213
595,000	City of Jacksonville, Transportation Revenue (RB) 3.25%, 10/01/25 (c)	607,102

See Notes to Financial Statements

26

Principal Amount		Value

Florida: (continued)
	City of Jacksonville, Transportation Revenue, Series A (RB)
$700,000	5.00%, 10/01/22 (c)	$840,154
495,000	5.00%, 10/01/22 (c)	596,109
350,000	City of Jacksonville, Transportation Revenue, Series B (RB) 5.00%, 10/01/22	425,292
	City of Orlando, Florida, Series A (RB)
750,000	5.25%, 05/01/24 (c)	931,080
2,420,000	5.25%, 05/01/24 (c)	3,016,433
330,000	City of Tampa, Florida Water & Wastewater System Revenue (RB) 5.00%, 10/01/21 (c)	393,373
50,000	City of Tampa, H. Lee Moffitt Cancer Center Project, Series A (RB) 5.00%, 09/01/22 (c)	58,902
160,000	County of Collier (RB) 5.00%, 10/01/21 (c)	191,374
	County of Miami-Dade, Building Better Communities Program, Series B (GO)
1,400,000	4.00%, 07/01/24 (c)	1,546,454
70,000	5.00%, 07/01/24 (c)	88,194
	County of Miami-Dade, Florida Aviation Revenue (RB)
70,000	4.00%, 10/01/22 (c)	79,190
25,000	5.50%, 10/01/20 (c)	29,590
300,000	County of Miami-Dade, Florida Transit System (RB) 3.25%, 07/01/22 (c)	312,240
25,000	County of Miami-Dade, Florida Transit System Sales Surtax Revenue (RB) 3.38%, 07/01/22 (c)	26,052
	County of Miami-Dade, Florida, Series A (RB)
65,000	5.00%, 10/01/22 (c)	77,492
1,440,000	5.00%, 10/01/22	1,723,478
	County of Orange, Florida Sales Tax Revenue (RB)
155,000	5.00%, 01/01/22	186,843
550,000	5.00%, 01/01/22 (c)	648,807
250,000	5.00%, 01/01/24	313,078
500,000	County of Palm Beach, Florida (RB) 5.00%, 06/01/22 (c)	606,095
	County of Palm Beach, Public Improvement (RB)
500,000	5.00%, 06/01/22 (c)	600,920
50,000	5.00%, 06/01/22 (c)	60,286
50,000	Florida Department of Management Services, Series A (CP) 5.00%, 08/01/25	63,322
	Florida State Board of Education, Public Education Capital Outlay, Series B (GO)
650,000	3.00%, 06/01/24 (c)	689,760
480,000	5.00%, 06/01/20 (c)	554,602
Principal Amount		Value

Florida: (continued)
	Florida State Board of Education, Public Education Capital Outlay, Series C (GO)
$1,170,000	3.00%, 06/01/21 (c)	$1,265,577
35,000	3.00%, 06/01/22 (c)	36,040
610,000	3.00%, 06/01/24 (c)	629,910
1,000,000	4.00%, 06/01/21 (c)	1,109,310
570,000	4.00%, 06/01/22 (c)	633,521
500,000	Florida State Board of Education, Public Education Capital Outlay, Series D (GO) 5.00%, 06/01/21 (c)	593,815
750,000	Florida State Board of Education, Public Education Capital Outlay, Series E (GO) 5.00%, 06/01/21 (c)	886,657
	Florida State Board of Education, Public Education Capital Outlay, Series F (GO)
215,000	4.00%, 06/01/21 (c)	235,651
690,000	5.00%, 06/01/21 (c)	807,949
	Florida State Department of Transportation, Full Faith and Credit Right-of-Way, Series A (GO)
1,000,000	5.00%, 07/01/21 (c)	1,186,200
1,300,000	5.00%, 07/01/21 (c)	1,544,920
1,000,000	Florida State Department of Transportation, Turnpike Enterprise, Series A (RB) 5.00%, 07/01/25 (c)	1,267,120
	Florida State, Right-of-Way Acquisition and Bridge Construction, Series B (GO)
475,000	5.00%, 07/01/21 (c)	562,143
100,000	5.00%, 07/01/21 (c)	118,455
1,000,000	Halifax Hospital Medical Center (RB) 3.38%, 06/01/26 (c)	998,220
1,715,000	Hillsborough County School Board, Series A (CP) 5.00%, 07/01/22 (c)	2,013,839
95,000	JEA Electric System Revenue, Series A (RB) 5.00%, 10/01/23 (c)	113,880
	JEA Water and Sewer System Revenue, Series A (RB)
1,000,000	5.00%, 04/01/21 (c)	1,166,560
250,000	5.00%, 04/01/21 (c)	292,545
65,000	5.00%, 10/01/22 (c)	79,294
350,000	Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida (RB) 4.00%, 11/15/22 (c)	371,256
	Miami Beach Redevelopment Agency, City Center and Historical Convention Village, Series A (TA)
545,000	5.00%, 02/01/24 (c)	657,368
500,000	5.00%, 02/01/24 (c)	599,535
1,000,000	5.00%, 02/01/24 (c)	1,235,950
145,000	5.00%, 02/01/24 (c)	175,934

See Notes to Financial Statements

27

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Florida: (continued)
$1,000,000	Miami-Dade County, Educational Facilities Authority, Series A (RB) 5.00%, 04/01/25 (c)	$1,203,840
	Miami-Dade County, Florida School Board Foundation, Inc., Series A (CP)
305,000	4.00%, 08/01/22 (c)	332,383
240,000	4.00%, 08/01/22 (c)	263,150
	Miami-Dade County, Florida Seaport General Obligation, Series C (GO)
1,365,000	5.00%, 10/01/21 (c)	1,633,441
700,000	5.00%, 10/01/21 (c)	838,068
	Miami-Dade County, Florida Subordinate Special Obligation, Series A (RB)
500,000	5.00%, 10/01/22 (c)	595,755
1,565,000	5.00%, 10/01/22 (c)	1,887,844
70,000	5.00%, 10/01/22 (c)	85,011
880,000	Miami-Dade County, Water and Sewer System (RB) 5.00%, 10/01/24	1,112,126
200,000	Orange County Health Facilities Authority (RB) 5.13%, 10/01/19 (c)	225,064
	Orlando and Orange County Expressway Authority (RB) (AGM)
340,000	3.00%, 07/01/22 (c)	363,474
100,000	5.00%, 07/01/22	120,840
1,550,000	5.00%, 07/01/22 (c)	1,868,974
30,000	5.00%, 07/01/22 (c)	36,410
135,000	Orlando and Orange County Expressway Authority, Series B (RB) (AGM) 5.00%, 07/01/23 (c)	166,439
	Orlando Utilities Commission, Series A (RB)
200,000	5.00%, 10/01/22	244,806
1,065,000	5.00%, 10/01/24	1,346,884
55,000	5.00%, 04/01/25 (c)	67,047
70,000	Orlando Utilities Commission, Series C (RB) 5.00%, 10/01/22	85,682
	Palm Beach County Solid Waste Authority (RB)
50,000	5.00%, 10/01/21 (c)	59,776
3,265,000	5.00%, 10/01/21 (c)	3,834,187
145,000	5.00%, 10/01/21 (c)	173,265
130,000	5.00%, 10/01/21 (c)	155,792
220,000	School Board of Miami-Dade County, Series A (CP) 5.00%, 05/01/23	268,803
545,000	School Board of Miami-Dade County, Series B (CP) (AGM) 5.00%, 05/01/25 (c)	669,374
	School Board of Miami-Dade County, Series C (CP)
490,000	3.25%, 02/01/21 (c)	492,127
275,000	3.25%, 02/01/21 (c)	277,404

Principal Amount		Value

Florida: (continued)
$265,000	School Board of Miami-Dade County, Series D (CP) 5.00%, 11/01/24 (c)	$316,972
425,000	South Florida Water Management District (CP) 3.00%, 04/01/26 (c)	421,881
500,000	St. Johns River Power Park (RB) 3.00%, 10/01/19 (c)	521,940
	State of Florida, Board of Education, Lottery Revenue, Series A (RB)
85,000	5.00%, 07/01/21 (c)	100,874
115,000	5.00%, 07/01/23 (c)	143,993
1,275,000	State of Florida, Board of Education, Public Education Capital Outlay Refunding, Series A (GO) 5.00%, 06/01/24 (c)	1,598,850
800,000	State of Florida, Board of Education, Public Education Capital Outlay Refunding, Series B (GO) 4.00%, 06/01/21 (c)	908,696
200,000	State of Florida, Board of Education, Public Education Capital Outlay Refunding, Series C (GO) 5.00%, 06/01/23	248,946
140,000	State of Florida, Board of Education, Public Education Capital Outlay Refunding, Series F (GO) 5.00%, 06/01/21 (c)	163,633
30,000	State of Florida, Department of Transportation Turnpike, Series A (RB) 3.00%, 07/01/22 (c)	30,955
	Tampa-Hillsborough County Expressway Authority, Series A (RB)
2,000,000	4.00%, 07/01/22 (c)	2,198,960
1,020,000	5.00%, 07/01/22 (c)	1,206,823
50,000	Tohopekaliga Water Authority, Utility System, Series A (RB) 5.75%, 10/01/21 (c)	61,908
		70,689,091
Georgia: 1.5%
	City of Atlanta, Public Improvement (GO)
750,000	4.50%, 12/01/24 (c)	893,812
595,000	5.00%, 12/01/24 (c)	727,138
750,000	City of Atlanta, Water and Wastewater Revenue (RB) 5.00%, 05/01/25 (c)	912,960
1,500,000	City of Austin, Water and Wastewater System Revenue (RB) 5.00%, 05/01/25 (c)	1,849,200
275,000	Georgia Housing and Finance Authority, Single Family Mortgage, Subseries B-1 (RB) 3.00%, 06/01/24 (c)	276,568
60,000	Metropolitan Atlanta Rapid Transit Authority, Refunding Series A (RB) 5.00%, 07/01/22 (c)	72,820

See Notes to Financial Statements

28

Principal Amount		Value

Georgia: (continued)
$305,000	Metropolitan Atlanta Rapid Transit Authority, Series A (RB) 3.00%, 07/01/22 (c)	$321,318
500,000	Municipal Electric Authority of Georgia, Combined Cycle Project, Series A (RB) 5.00%, 11/01/22	609,935
	Municipal Electric Authority of Georgia, Power Revenue, Series GG (RB)
1,000,000	5.00%, 01/01/23 (c)	1,173,190
1,000,000	5.00%, 01/01/23 (c)	1,206,890
395,000	5.00%, 01/01/23	482,844
110,000	Municipal Electric Authority of Georgia, Series A (RB) 5.00%, 01/01/25 (c)	136,409
	State of Georgia, Series A (GO)
65,000	3.00%, 07/01/22 (c)	67,484
1,000,000	3.00%, 02/01/24 (c)	1,048,640
1,000,000	5.00%, 07/01/22 (c)	1,207,750
1,950,000	5.00%, 07/01/22 (c)	2,367,924
1,255,000	5.00%, 07/01/22 (c)	1,519,843
3,600,000	5.00%, 02/01/25	4,642,236
	State of Georgia, Series C (GO)
335,000	5.00%, 07/01/21 (c)	400,895
750,000	5.00%, 07/01/21 (c)	899,197
40,000	State of Georgia, Series I (GO) 4.00%, 11/01/21 (c)	44,916
500,000	State of Georgia, Series J (GO) 4.50%, 11/01/21 (c)	589,770
		21,451,739
Guam: 0.1%
1,165,000	Government of Guam Business Privilege Tax, Series B-1 (RB) 5.00%, 01/01/22 (c)	1,311,522
Hawaii: 1.9%
	City and County of Honolulu, Series A (GO)
575,000	5.00%, 11/01/22 (c)	696,664
1,350,000	5.00%, 10/01/25 (c)	1,686,555
	City and County of Honolulu, Series B (GO)
500,000	5.00%, 12/01/20 (c)	586,525
40,000	5.00%, 11/01/22 (c)	48,934
760,000	5.00%, 10/01/25 (c)	953,154
1,000,000	5.00%, 10/01/25 (c)	1,261,980
	State of Hawaii, Series DZ (GO)
1,360,000	5.00%, 12/01/21 (c)	1,620,875
360,000	5.00%, 12/01/21 (c)	431,618
495,000	5.00%, 12/01/21 (c)	588,778
165,000	5.00%, 12/01/21 (c)	197,432
85,000	5.00%, 12/01/21 (c)	102,316
1,655,000	5.00%, 12/01/21 (c)	1,959,785
935,000	5.00%, 12/01/21 (c)	1,109,938
800,000	5.00%, 12/01/21 (c)	956,296
315,000	5.00%, 12/01/21 (c)	380,117
1,425,000	5.00%, 12/01/21 (c)	1,683,238
	State of Hawaii, Series EA (GO)
330,000	5.00%, 12/01/21 (c)	396,439
600,000	5.00%, 12/01/21 (c)	719,364
Principal Amount		Value

Hawaii: (continued)
$100,000	State of Hawaii, Series EE (GO) 5.00%, 11/01/22 (c)	$121,159
265,000	State of Hawaii, Series EH (GO) 5.00%, 08/01/23 (c)	320,525
	State of Hawaii, Series EO (GO)
1,850,000	5.00%, 08/01/24 (c)	2,319,215
3,345,000	5.00%, 08/01/24 (c)	4,216,841
3,295,000	5.00%, 08/01/24 (c)	4,059,440
105,000	State of Hawaii, Series EY (GO) 5.00%, 10/01/25 (c)	132,921
500,000	State of Hawaii, Series EZ (GO) 5.00%, 10/01/25 (c)	639,395
		27,189,504
Illinois: 3.7%
	Board of Trustees of the University of Illinois, Series A (RB)
1,155,000	4.00%, 04/01/23 (c)	1,220,650
1,500,000	5.00%, 04/01/23 (c)	1,751,040
	Chicago Midway International Airport, Second Lien, Series B (RB)
70,000	5.00%, 01/01/23 (c)	83,125
200,000	5.00%, 01/01/23	238,324
1,000,000	5.00%, 01/01/24 (c)	1,183,170
	Chicago O’Hare International Airport, Senior Lien, Series B (RB)
500,000	5.00%, 01/01/23 (c)	597,190
500,000	5.00%, 01/01/25 (c)	598,480
2,500,000	5.25%, 01/01/23 (c)	2,976,625
600,000	Chicago O’Hare International Airport, Senior Lien, Series D (RB) 5.00%, 01/01/23 (c)	716,628
	Chicago Transit Authority, Sales Tax (RB)
790,000	5.25%, 12/01/21 (c)	886,641
300,000	5.25%, 12/01/21 (c)	333,921
425,000	5.25%, 12/01/21 (c)	480,968
830,000	5.25%, 12/01/21 (c)	950,400
555,000	5.25%, 12/01/21 (c)	631,479
1,435,000	City of Chicago, Illinois Wastewater Transmission Revenue (RB) 5.00%, 01/01/24 (c)	1,630,016
	City of Chicago, Illinois Waterworks Revenue (RB)
225,000	5.00%, 11/01/22 (c)	248,292
70,000	5.00%, 11/01/22 (c)	78,422
910,000	City of Chicago, Illinois, Series A (GO) 5.00%, 01/01/24 (c)	905,486
150,000	City of Chicago, Motor Fuel Tax Revenue (RB) (AGM) 5.00%, 01/01/24 (c)	162,582
500,000	City of Chicago, Neighborhoods Alive 21 Program, Series B (GO) 5.50%, 01/01/25 (c)	505,795
	City of Chicago, Series A (GO)
545,000	5.00%, 01/01/22 (c)	528,192
1,000,000	5.25%, 01/01/24 (c)	1,002,430
1,160,000	5.25%, 01/01/24 (c)	1,164,269

See Notes to Financial Statements

29

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
	City of Chicago, Series C (GO)
$465,000	5.00%, 01/01/22 (c)	$472,291
250,000	5.00%, 01/01/22 (c)	250,228
925,000	5.00%, 01/01/22 (c)	928,552
	City of Chicago, Waterworks Revenue, Second Lien (RB)
95,000	4.00%, 11/01/24 (c)	98,747
135,000	5.00%, 11/01/22 (c)	150,819
30,000	5.00%, 11/01/22 (c)	34,179
40,000	5.00%, 11/01/24 (c)	45,764
610,000	5.00%, 11/01/24 (c)	694,973
1,000,000	Community High School District No. 210, Lincoln-Way, Series A (GO) 5.00%, 01/01/23 (c)	1,130,810
500,000	Cook County Community College District No. 508 (GO) 5.25%, 12/01/23 (c)	574,615
	County of Cook, Illinois, Series A (GO)
1,310,000	5.25%, 11/15/21 (c)	1,436,074
595,000	5.25%, 11/15/21 (c)	664,359
	County of Cook, Series C (GO)
370,000	5.00%, 11/15/22 (c)	410,578
200,000	5.00%, 11/15/22 (c)	224,950
75,000	Illinois Finance Authority, Advocate Care Network, Series A (RB) 5.00%, 06/01/23 (c)	90,931
30,000	Illinois Finance Authority, Advocate Health Care Network, Series A (RB) 5.00%, 08/01/24 (c)	36,425
55,000	Illinois Finance Authority, Northwestern University (RB) 5.00%, 12/01/23	68,512
	Illinois Finance Authority, OSF Healthcare System, Series A (RB)
45,000	4.50%, 05/15/22 (c)	51,142
75,000	5.00%, 05/15/22	87,722
75,000	Illinois Finance Authority, Rush University Medical Center Obligated Group (RB) 5.00%, 05/15/25 (c)	89,537
	Illinois Finance Authority, Trinity Health Credit Group (RB)
1,035,000	5.00%, 12/01/21 (c)	1,211,716
1,105,000	5.00%, 12/01/21 (c)	1,302,021
80,000	5.00%, 12/01/21 (c)	94,874
135,000	Illinois Finance Authority, University of Chicago, Series A (RB) 5.00%, 10/01/24 (c)	163,986
170,000	Illinois Municipal Electric Agency, Power Supply System, Series A (RB) 5.00%, 08/01/25 (c)	202,089
400,000	Illinois State Toll Highway Authority, Series A (RB) 5.00%, 01/01/23 (c)	469,276
130,000	Illinois State Toll Highway Authority, Series A-1 (RB) 5.25%, 01/01/20 (c)	148,286
500,000	Illinois State Toll Highway Authority, Series C (RB) 5.00%, 01/01/25 (c)	592,055
Principal Amount		Value

Illinois: (continued)
$1,000,000	Illinois State, Series A (GO) 4.00%, 01/01/22 (c)	$1,052,190
1,115,000	Kane Cook and DuPage Counties, Illinois School District No. U-46 Elgin, Series D (GO) 5.00%, 01/01/24 (c)	1,304,762
10,000	McHenry County Conservation District (GO) 5.00%, 02/01/25 (c)	12,359
200,000	Metropolitan Water Reclamation District of Greater Chicago, Series C (GO) 5.00%, 12/01/21 (c)	228,776
	State of Illinois (RB)
1,695,000	4.00%, 06/15/21 (c)	1,840,058
100,000	4.00%, 01/01/22 (c)	103,635
635,000	4.00%, 08/01/22 (c)	656,958
1,025,000	4.25%, 06/15/21 (c)	1,098,872
500,000	4.50%, 02/01/24 (c)	514,125
1,000,000	5.00%, 01/01/22 (c)	1,066,830
125,000	5.00%, 03/01/22 (c)	137,424
140,000	5.00%, 03/01/22 (c)	154,935
1,150,000	5.00%, 05/01/22	1,283,285
250,000	5.00%, 08/01/22	288,088
985,000	5.00%, 08/01/23	1,110,962
2,000,000	5.00%, 02/01/24 (c)	2,227,620
600,000	5.00%, 04/01/24 (c)	658,644
960,000	5.00%, 04/01/24 (c)	1,039,382
250,000	5.00%, 05/01/24 (c)	279,270
1,000,000	5.00%, 01/01/26	1,138,690
690,000	5.25%, 07/01/23 (c)	761,705
700,000	5.25%, 07/01/23 (c)	769,965
500,000	5.25%, 02/01/24 (c)	547,850
1,540,000	5.50%, 07/01/23 (c)	1,728,280
290,000	5.50%, 07/01/23 (c)	334,764
370,000	5.50%, 07/01/23 (c)	423,787
75,000	State of Illinois, Series A (GO) 5.00%, 04/01/22	83,666
1,250,000	Will and Cook County Community High School District No. 210, Series A (GO) 5.00%, 01/01/23 (c)	1,419,200
		52,865,718
Indiana: 0.3%
500,000	Carmel City, Indiana Redevelopment Authority, Series A (RB) 2.63%, 08/01/22 (c)	510,265
870,000	Indiana Finance Authority, Hospital Revenue, Parkview Health System Obligated Group, Series A (RB) 5.00%, 05/01/22	1,041,112
1,200,000	Indiana Finance Authority, Series A (RB) 5.00%, 02/01/22 (c)	1,447,812
100,000	Indiana Finance Authority, Series B (RB) 5.00%, 02/01/21 (c)	117,110
50,000	Indiana Municipal Power Agency, Series A (RB) 5.00%, 01/01/25 (c)	60,937

See Notes to Financial Statements

30

Principal Amount		Value

Indiana: (continued)
$500,000	Indianapolis, Indiana Local Public Improvement Bond Bank, Series K (RB) 5.00%, 06/01/21 (c)	$581,480
140,000	Zionsville Community Schools Building Corp. (RB) 3.00%, 07/15/24 (c)	145,051
		3,903,767
Kansas: 0.5%
540,000	City of Wichita, Kansas (GO) 3.00%, 06/01/23 (c)	563,107
260,000	Kansas Development Finance Authority, Department of Health and Environment, Series SRF-1 (RB) 5.00%, 03/01/20 (c)	298,930
25,000	Kansas Development Finance Authority, Hospital Revenue, Series A (RB) 5.00%, 05/15/22 (c)	29,474
	Kansas Development Finance Authority, State of Kansas Projects, Series A (RB)
105,000	5.00%, 05/01/23 (c)	128,526
1,035,000	5.00%, 05/01/23 (c)	1,226,268
	State of Kansas, Department of Transportation, Highway Revenue, Series A (RB)
1,000,000	5.00%, 09/01/22	1,228,040
700,000	5.00%, 09/01/24 (c)	884,177
750,000	State of Kansas, Department of Transportation, Highway Revenue, Series B (RB) 5.00%, 09/01/25 (c)	941,977
1,400,000	Wyandotte County Unified Government, Utility System Revenue, Series A (RB) 5.00%, 09/01/22 (c)	1,646,512
		6,947,011
Kentucky: 1.6%
	Commonwealth of Kentucky State Property and Building Commission, Project No. 100, Series A (RB)
475,000	5.00%, 08/01/21 (c)	557,707
1,255,000	5.00%, 08/01/21 (c)	1,458,398
	Commonwealth of Kentucky State Property and Building Commission, Project No. 106, Series A (RB)
450,000	5.00%, 10/01/23 (c)	535,693
540,000	5.00%, 10/01/23 (c)	648,961
125,000	Commonwealth of Kentucky State Property and Building Commission, Project No. 108, Series A (RB) 5.00%, 08/01/25 (c)	148,709
	Commonwealth of Kentucky State Property and Building Commission, Project No. 108, Series B (RB)
1,000,000	5.00%, 08/01/23	1,203,530
55,000	5.00%, 08/01/24	66,872
500,000	5.00%, 08/01/25	611,335
Principal Amount		Value

Kentucky: (continued)
$200,000	Commonwealth of Kentucky State Property and Building Commission, Project No. 112, Series B (RB) 5.00%, 11/01/26 (c)	$245,064
	Kentucky Asset Liability Commission Project, Federal Highway Trust, First Series A (RB)
250,000	5.00%, 09/01/23	304,858
2,250,000	5.00%, 09/01/24 (c)	2,734,425
350,000	5.00%, 09/01/24 (c)	429,244
615,000	5.25%, 09/01/22	746,210
1,000,000	5.25%, 09/01/23 (c)	1,221,920
780,000	5.25%, 09/01/23	964,486
1,000,000	5.25%, 09/01/23 (c)	1,230,350
750,000	Kentucky Municipal Power Agency, Prairie State Project, Series A (RB) 5.00%, 09/01/24	909,570
300,000	Lexington Fayette Urban County Government Public Facilities Corp., Eastern State Hospital Project, Series A (RB) 5.25%, 06/01/21 (c)	344,949
105,000	Louisville and Jefferson County Metro Government, Water System (RB) 3.00%, 11/15/25 (c)	107,010
220,000	Louisville and Jefferson County, Metropolitan Government Catholic Health Initiatives, Series A (RB) 5.00%, 06/01/22 (c)	257,026
	Louisville and Jefferson County, Metropolitan Sewer and Drainage System, Series A (RB)
500,000	5.00%, 11/15/21 (c)	593,420
780,000	5.00%, 11/15/21 (c)	926,188
	Turnpike Authority of Kentucky Economic Development Road, Revitalization Projects, Series A (RB)
65,000	5.00%, 07/01/22 (c)	77,323
600,000	5.00%, 07/01/22 (c)	716,454
50,000	5.00%, 07/01/22 (c)	59,769
500,000	5.00%, 07/01/23 (c)	594,795
620,000	5.00%, 07/01/23 (c)	742,090
660,000	5.00%, 07/01/23 (c)	787,545
1,015,000	5.00%, 07/01/23 (c)	1,229,926
125,000	5.00%, 07/01/23 (c)	150,076
50,000	Turnpike Authority of Kentucky Economic Development Road, Revitalization Projects, Series B (RB) 5.00%, 07/01/26	63,097
2,000,000	University of Kentucky, Series B (RB) 5.00%, 04/01/25 (c)	2,500,280
		23,167,280
Louisiana: 2.0%
250,000	City of Lafayette, Louisiana Utilities Revenue (RB) 5.00%, 11/01/22 (c)	305,835
250,000	East Baton Rouge Sewerage Commission, Series B (RB) 5.00%, 02/01/25 (c)	298,145

See Notes to Financial Statements

31

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Louisiana: (continued)
$1,000,000	Louisiana Public Facilities Authority, Entergy Louisiana, LLC Project, Series B (RB) 3.50%, 06/01/21 (c)	$1,028,110
190,000	Louisiana Public Facilities Authority, Franciscan Missionaries of Our Lady Health System, Series A (RB) 5.00%, 07/01/25 (c)	226,091
	Louisiana Public Facilities Authority, Hurricane Recovery Program (RB)
1,200,000	5.00%, 06/01/22	1,429,920
985,000	5.00%, 06/01/24 (c)	1,175,952
3,150,000	5.00%, 06/01/24 (c)	3,794,049
1,850,000	5.00%, 06/01/24 (c)	2,248,083
1,515,000	Louisiana Stadium and Exposition District, Series A (RB) 5.00%, 07/01/23 (c)	1,784,609
	Louisiana State, Series A (GO)
2,650,000	4.00%, 02/01/24 (c)	2,937,975
250,000	5.00%, 02/01/24 (c)	306,148
1,000,000	Louisiana State, Series C (GO) 5.00%, 07/15/23 (c)	1,200,140
	State of Louisiana, Gasoline and Fuels Tax Revenue, Series A-1 (RB)
85,000	5.00%, 05/01/22 (c)	101,754
50,000	5.00%, 05/01/22 (c)	60,015
2,000,000	State of Louisiana, Gasoline and Fuels Tax Revenue, Series B (RB) 5.00%, 05/01/24 (c)	2,434,520
	State of Louisiana, Series A (GO)
1,350,000	5.00%, 08/01/22 (c)	1,654,857
1,330,000	5.00%, 08/01/22 (c)	1,630,341
1,750,000	5.00%, 02/01/24 (c)	2,101,120
	State of Louisiana, Series C (GO)
1,380,000	5.00%, 07/15/22 (c)	1,689,493
75,000	5.00%, 07/15/22 (c)	90,133
695,000	5.00%, 08/01/24 (c)	849,721
500,000	State of Louisiana, Series D-1 (GO) 5.00%, 12/01/24 (c)	612,795
		27,959,806
Maine: 0.0%
65,000	Maine Turnpike Authority (RB) 5.00%, 07/01/25 (c)	81,987
Maryland: 2.7%
75,000	City of Baltimore, Water Project, Series B (RB) 5.00%, 01/01/24 (c)	91,317
75,000	Community Development Administration, Department of Housing, Series A (RB) 4.00%, 09/01/23 (c)	79,088
600,000	County of Anne Arundel, Maryland (GO) 5.00%, 04/01/25	772,764
	County of Baltimore, Maryland (GO)
1,050,000	3.00%, 08/01/22 (c)	1,092,483
75,000	3.00%, 02/01/24 (c)	79,964
500,000	5.00%, 08/01/22	614,260
525,000	County of Harford, Series B (GO) 3.00%, 07/01/24 (c)	569,273
Principal Amount		Value

Maryland: (continued)
$1,650,000	County of Howard, Series A (GO) 3.00%, 02/15/23 (c)	$1,729,513
	County of Montgomery, Maryland (GO)
3,000,000	5.00%, 11/01/24 (c)	3,837,000
2,000,000	5.00%, 11/01/24 (c)	2,507,240
1,500,000	County of Montgomery, Series B (GO) 4.00%, 12/01/23 (c)	1,752,345
1,430,000	Maryland Health and Higher Educational Facilities Authority, Johns Hopkins University, Series A (RB) 5.00%, 07/01/22 (c)	1,752,579
1,250,000	Maryland Health and Higher Educational Facilities Authority, Meritus Medical Center (RB) 4.00%, 07/01/25 (c)	1,328,800
300,000	Maryland Health and Higher Educational Facilities Authority, Series B (RB) 5.00%, 08/15/23 (c)	350,718
1,500,000	Maryland Health and Higher Educational Facilities Authority, Western Maryland Health System Issue (RB) 5.00%, 07/01/24	1,834,620
410,000	Maryland Water Quality Financing Administration (RB) 3.00%, 03/01/24 (c)	419,196
1,000,000	Montgomery and Price George’s Counties, Maryland Washington Suburban Sanitary District, Consolidated Public Improvement (GO) 3.00%, 06/01/21 (c)	1,088,880
	Prince George’s County, Maryland, Series A (GO)
140,000	4.00%, 09/01/24 (c)	161,603
445,000	4.00%, 09/01/24 (c)	519,991
260,000	Prince George’s County, Maryland, Series B (GO) 2.75%, 03/01/23 (c)	269,012
50,000	State of Maryland, Department of Transportation (RB) 5.00%, 02/15/21 (c)	58,471
435,000	State of Maryland, Department of Transportation, Third Issue (RB) 3.00%, 12/15/23 (c)	450,599
	State of Maryland, First Series A (GO)
250,000	3.00%, 03/01/23 (c)	262,120
3,240,000	5.00%, 03/01/23	4,037,234
1,195,000	State of Maryland, First Series B (GO) 3.00%, 03/15/20 (c)	1,246,911
1,300,000	State of Maryland, Second Series A (GO) 4.00%, 08/01/23 (c)	1,478,204

See Notes to Financial Statements

32

Principal Amount		Value

Maryland: (continued)
$1,255,000	State of Maryland, Second Series B (GO) 4.00%, 08/01/22 (c)	$1,414,121
850,000	State of Maryland, Second Series C (GO) 5.00%, 08/01/22	1,044,811
750,000	State of Maryland, State and Local Facilities Loan, First Series A (GO) 5.00%, 03/01/22 (c)	908,460
45,000	State of Maryland, State and Local Facilities Loan, First Series B (GO) 3.00%, 03/15/20 (c)	47,908
	Washington Suburban Sanitary District (GO)
500,000	3.00%, 06/01/24 (c)	523,020
1,575,000	3.00%, 06/01/24 (c)	1,662,948
1,805,000	3.00%, 06/01/24 (c)	1,898,968
1,530,000	Washington Suburban Sanitary District, Second Series (GO) 4.00%, 06/01/24 (c)	1,723,071
		37,607,492
Massachusetts: 3.3%
300,000	City of Boston, Series A (GO) 4.00%, 03/01/24 (c)	341,391
1,360,000	City of Boston, Series B (GO) 5.00%, 04/01/24	1,731,144
675,000	Commonwealth of Massachusetts, Accelerated Bridge Program, Series A (RB) 5.00%, 06/15/24 (c)	854,253
	Commonwealth of Massachusetts, Consolidated Loan, Series C (GO)
855,000	3.00%, 07/01/22 (c)	887,670
515,000	4.00%, 07/01/22 (c)	573,756
2,700,000	5.00%, 07/01/22 (c)	3,271,536
100,000	Commonwealth of Massachusetts, Federal Highway Grant Anticipation, Series A (RB) 5.00%, 06/15/22 (c)	122,467
	Commonwealth of Massachusetts, Series A (GO)
500,000	3.00%, 03/01/24 (c)	507,325
850,000	5.00%, 03/01/24 (c)	1,031,781
1,000,000	5.00%, 07/01/25 (c)	1,250,840
1,000,000	5.00%, 03/01/26	1,292,170
	Commonwealth of Massachusetts, Series B (GO)
1,170,000	5.00%, 06/01/20 (c)	1,352,356
70,000	5.00%, 06/01/20 (c)	80,970
	Commonwealth of Massachusetts, Series C (GO)
2,470,000	4.00%, 07/01/22 (c)	2,741,231
2,325,000	5.00%, 08/01/25	2,987,718
	Commonwealth of Massachusetts, Series D (GO)
425,000	5.00%, 10/01/21 (c)	510,310
60,000	5.00%, 10/01/21 (c)	72,079

Principal Amount		Value

Massachusetts: (continued)
$1,300,000	Commonwealth of Massachusetts, Series D (GO) 4.25%, 10/01/21 (c)	$1,486,485
	Commonwealth of Massachusetts, Series F (GO)
500,000	3.00%, 11/01/22 (c)	520,075
1,350,000	5.00%, 11/01/22 (c)	1,659,987
2,570,000	5.00%, 11/01/22 (c)	3,147,582
1,775,000	5.00%, 11/01/22 (c)	2,178,848
	Massachusetts Clean Water Trust, Series 19 (RB)
1,100,000	5.00%, 02/01/26 (c)	1,388,530
1,100,000	5.00%, 02/01/26 (c)	1,407,549
150,000	Massachusetts Development Finance Agency, Series L (RB) 5.00%, 07/01/21 (c)	172,424
	Massachusetts Educational Financing Authority, Education Loan, Issue I, Series A (RB)
220,000	5.15%, 01/01/20 (c)	237,499
70,000	5.20%, 01/01/20 (c)	75,487
130,000	Massachusetts Housing Finance Agency, Series 162 (RB) 2.90%, 06/01/22 (c)	131,994
	Massachusetts School Building Authority, Dedicated Sales Tax, Series A (RB)
500,000	5.00%, 08/15/22 (c)	607,850
1,000,000	5.00%, 08/15/22 (c)	1,217,720
	Massachusetts School Building Authority, Dedicated Sales Tax, Series B (RB)
1,050,000	5.00%, 08/15/22 (c)	1,266,667
1,250,000	5.00%, 08/15/22 (c)	1,511,262
1,000,000	5.00%, 01/15/25 (c)	1,243,780
	Massachusetts State College Building Authority, Series A (RB)
1,000,000	4.00%, 05/01/25 (c)	1,155,830
500,000	5.00%, 05/01/25 (c)	609,095
	Massachusetts State Transportation Fund, Series A (RB)
600,000	4.00%, 06/01/21 (c)	664,968
575,000	5.00%, 06/01/23	720,118
375,000	Massachusetts State, Federal Highway Grant, Series A (RB) 5.00%, 06/15/22	459,499
	Massachusetts Water Pollution Abatement Trust (RB)
775,000	5.00%, 08/01/24 (c)	969,533
450,000	5.00%, 08/01/24	574,470
	Massachusetts Water Resources Authority, Series C (RB)
10,000	5.00%, 08/01/21 (c)	11,987
100,000	5.00%, 08/01/21 (c)	119,079
1,500,000	Massachusetts Water Resources Authority, Series F (RB) 5.00%, 08/01/24	1,910,880

See Notes to Financial Statements

33

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Massachusetts: (continued)
$100,000	The Massachusetts Clean Water Trust (RB) 3.25%, 08/01/20 (c)	$103,570
730,000	University of Massachusetts Building Authority, Series 1 (RB) 5.00%, 11/01/25 (c)	927,874
		46,089,639
Michigan: 1.0%
420,000	City Royal Oak, Hospital Finance Authority, William Beaumont Hospital Obligated Group, Series D (RB) 5.00%, 03/01/24 (c)	491,266
70,000	Detroit Water and Sewerage Department, Sewage Disposal System, Senior Lien, Series A (RB) 5.00%, 07/01/22 (c)	82,109
265,000	Detroit Water Supply System, Senior Lien, Series C (RB) 5.25%, 07/01/21 (c)	304,342
1,000,000	Detroit, Michigan School District, School Building and Site Improvement, Series A (GO) (Q-SBLF) 5.00%, 05/01/22 (c)	1,134,140
5,000	Michigan Finance Authority (RB) 5.00%, 12/01/20 (c)	5,885
	Michigan Finance Authority, Beaumont Health Credit Group, Series A (RB)
1,500,000	5.00%, 08/01/24 (c)	1,766,685
50,000	5.00%, 08/01/24 (c)	59,461
1,500,000	5.00%, 08/01/24 (c)	1,822,515
750,000	Michigan Finance Authority, Clean Water Revolving Fund (RB) 5.00%, 10/01/22	920,085
	Michigan Finance Authority, Detroit Water and Sewerage Department, Senior Lien Series D-2 (RB) (AGM)
935,000	5.00%, 07/01/24 (c)	1,106,516
20,000	5.00%, 07/01/24	24,428
1,450,000	Michigan Finance Authority, Detroit Water and Sewerage Department, Senior Lien Series D-4 (RB) 5.00%, 07/01/24 (c)	1,696,152
250,000	Michigan Finance Authority, Hospital Revenue and Refunding Bonds (RB) 5.00%, 11/01/22 (c)	292,460
775,000	Michigan Finance Authority, Hospital Revenue and Refunding Bonds, Series A (RB) 5.00%, 06/01/22 (c)	942,981
100,000	Michigan Finance Authority, Oakwood Obligated Group (RB) 5.00%, 11/01/22	120,748
260,000	Michigan Finance Authority, Revenue Unemployment Obligation Assessment, Series B (RB) 5.00%, 07/01/16 (c)	264,098
Principal
Amount		Value

Michigan: (continued)
	Michigan Finance Authority, Series C (RB)
$500,000	5.00%, 07/01/25 (c)	$593,635
250,000	5.00%, 07/01/25 (c)	298,610
	Michigan Finance Authority, Series C-3 (RB) (AGM)
750,000	5.00%, 07/01/24 (c)	874,927
405,000	5.00%, 07/01/24 (c)	474,401
	Michigan State Building Authority, Series 1-A (RB)
25,000	5.00%, 10/15/23 (c)	30,611
50,000	5.00%, 10/15/23	61,457
425,000	5.13%, 10/15/21 (c)	490,841
50,000	Michigan State Building Authority, Series I (RB) 5.00%, 10/15/25 (c)	61,547
50,000	Michigan State Hospital Finance Authority (RB) 5.00%, 06/01/22 (c)	58,447
240,000	Regents of University of Michigan (RB) 5.00%, 04/01/26 (c)	300,744
75,000	Royal Oak Hospital Finance Authority, William Beaumont Hospital, Series D (RB) 5.00%, 09/01/23	91,688
		14,370,779
Minnesota: 1.1%
330,000	Housing and Redevelopment Authority, HealthEast Care System Project, Series A (RB) 5.25%, 11/15/20 (c)	373,355
160,000	Metropolitan Council, Wastewater Revenue, Series E (GO) 5.00%, 09/01/22	196,704
	Minnesota State, General Fund Appropriation, Series B (RB)
2,000,000	5.00%, 03/01/22 (c)	2,381,620
1,400,000	5.00%, 03/01/22 (c)	1,694,910
	Minnesota State, State Trunk Highway, Series B (GO)
480,000	5.00%, 10/01/21 (c)	567,499
1,000,000	5.00%, 08/01/23 (c)	1,243,180
585,000	State of Minnesota, State General Fund Appropriation, Series B (RB) 3.00%, 03/01/22 (c)	593,757
	State of Minnesota, State Trunk Highway Refunding, Series B (GO)
385,000	3.00%, 08/01/24 (c)	406,306
225,000	4.00%, 08/01/24 (c)	266,346
1,000,000	4.00%, 08/01/24 (c)	1,171,960
	State of Minnesota, State Trunk Highway Refunding, Series E (GO)
1,050,000	3.00%, 08/01/24 (c)	1,135,207
570,000	3.00%, 08/01/24	633,709
1,750,000	State of Minnesota, Various Purpose (GO) 4.00%, 08/01/22 (c)	1,957,637

See Notes to Financial Statements

34

Principal
Amount		Value

Minnesota: (continued)
$1,180,000	State of Minnesota, Various Purpose, Series A (GO) 5.00%, 08/01/23	$1,481,714
	State of Minnesota, Various Purpose, Series D (GO)
25,000	3.50%, 10/01/23 (c)	27,336
500,000	5.00%, 10/01/23	630,250
985,000	State of Minnesota, Various Purpose, Series F (GO) 4.00%, 10/01/23 (c)	1,148,027
		15,909,517
Mississippi: 0.4%
1,000,000	Mississippi Development Bank, Desoto County Highway Construction Project (RB) 5.00%, 01/01/23 (c)	1,171,840
450,000	Mississippi Development Bank, Madison County Highway Refunding Project, Series C (RB) 5.00%, 01/01/27	566,194
1,010,000	Mississippi Development Bank, Magnolia Regional Health Center Project, Series A (RB) 6.25%, 10/01/21 (c)	1,176,004
	Mississippi Development Bank, Marshall County Industrial Development Authority (RB)
75,000	5.00%, 01/01/22 (c)	87,503
50,000	5.00%, 01/01/22 (c)	58,599
100,000	5.00%, 01/01/22 (c)	118,084
	State of Mississippi, Series C (GO)
1,635,000	5.00%, 10/01/24	2,066,280
835,000	5.00%, 10/01/25	1,068,616
		6,313,120
Missouri: 1.0%
500,000	City of Kansas City, Downtown Arena Project, Series E (RB) 3.00%, 04/01/25 (c)	494,100
1,325,000	City of Kansas City, Series A (GO) 5.00%, 02/01/22 (c)	1,591,113
	Curators of the University of Missouri, Series A (RB)
175,000	5.00%, 11/01/24 (c)	216,739
300,000	5.00%, 11/01/24 (c)	381,507
	Health and Educational Facilities Authority of the State of Missouri, Series A (RB)
960,000	5.00%, 06/01/24 (c)	1,137,571
500,000	5.00%, 06/01/24 (c)	615,940
1,000,000	5.00%, 06/01/24 (c)	1,176,960
505,000	Kansas City Industrial Development Authority, Series A (RB) 5.50%, 09/01/21 (c)	598,612
	Metropolitan St. Louis Sewer District, Wastewater System, Series B (RB)
95,000	5.00%, 05/01/22 (c)	115,076
1,000,000	5.00%, 05/01/25 (c)	1,236,490
Principal
Amount		Value

Missouri: (continued)
	Missouri Highway and Transportation Commission, First Lien, Series A (RB)
$1,000,000	5.00%, 05/01/22	$1,222,290
1,000,000	5.00%, 05/01/24	1,271,290
500,000	5.00%, 05/01/24 (c)	626,630
500,000	5.00%, 05/01/26	647,305
290,000	Missouri Joint Municipal Electric Utility Commission, Iatan 2 Project, Series A (RB) 5.00%, 01/01/24 (c)	341,785
640,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Series A (RB) 5.00%, 01/01/25	788,499
	Missouri State Board of Public Buildings, Series A (RB)
1,000,000	1.00%, 10/01/19 (c)	845,600
1,200,000	2.50%, 10/01/20 (c)	1,228,248
10,000	3.00%, 10/01/20 (c)	10,407
55,000	4.00%, 10/01/20 (c)	61,467
		14,607,629
Nebraska: 0.8%
25,000	Central Plains Energy Project, Gas Project No. 3 (RB) 5.00%, 09/01/22 (c)	28,729
	City of Lincoln, Nebraska Electric System Revenue (RB)
250,000	3.25%, 09/01/22 (c)	256,620
150,000	5.00%, 09/01/22	183,695
1,000,000	Douglas County School District No. 0001 (GO) 5.00%, 06/15/24	1,269,930
270,000	Metropolitan Utilities District of Omaha, Nebraska Water System (RB) 3.25%, 12/01/25 (c)	275,351
	Nebraska Public Power District, Series A (RB)
250,000	3.88%, 01/01/22 (c)	274,393
250,000	5.00%, 01/01/22 (c)	296,995
350,000	Nebraska Public Power District, Series C (RB) 5.00%, 01/01/18 (c)	374,707
	Omaha Public Power District, Electric System, Series AA (RB)
130,000	2.25%, 08/01/19 (c)	131,218
1,080,000	5.00%, 02/01/24 (c)	1,310,407
1,155,000	Omaha Public Power District, Electric System, Series B (RB) 5.00%, 08/01/24 (c)	1,418,028
	Public Power Generation Agency, Whelan Energy Unit 2, Series A (RB)
2,750,000	5.00%, 01/01/23	3,278,852
505,000	5.00%, 01/01/24	609,277
1,400,000	5.00%, 01/01/25 (c)	1,631,798
		11,340,000

See Notes to Financial Statements

35

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Nevada: 0.7%
$1,400,000	Clark County School District, Series C (GO) 5.00%, 06/15/25	$1,768,270
	Clark County School District, Series D (GO)
250,000	4.00%, 12/15/25 (c)	275,128
2,580,000	5.00%, 06/15/24	3,222,704
500,000	5.00%, 12/15/25 (c)	615,350
	County of Clark, Flood Control (GO)
1,090,000	5.00%, 05/01/25 (c)	1,328,808
420,000	5.00%, 05/01/25 (c)	518,553
500,000	County of Clark, Series A (GO) 5.00%, 05/01/26 (c)	641,500
	Las Vegas Valley Water District, Series B (GO)
50,000	5.00%, 06/01/21 (c)	58,654
200,000	5.00%, 06/01/22 (c)	242,178
50,000	Las Vegas Valley Water District, Series C (GO) 5.00%, 06/01/21 (c)	58,547
760,000	State of Nevada, Capital Improvement and Cultural Affairs, Series B (GO) 5.00%, 11/01/24	964,410
175,000	State of Nevada, Motor Vehicle Fuel Tax (RB) 5.00%, 12/01/23	218,701
		9,912,803
New Hampshire: 0.2%
1,225,000	City of Manchester, New Hampshire General Airport Revenue (RB) 5.00%, 01/01/23	1,436,325
1,000,000	State of New Hampshire, Series A (GO) 5.00%, 03/01/25	1,284,460
		2,720,785
New Jersey: 3.6%
800,000	Camden County, New Jersey Improvement Authority, Series A (RB) 5.00%, 02/15/24 (c)	932,592
	County of Union, New Jersey (GO)
260,000	3.00%, 03/01/21	283,533
10,000	3.00%, 03/01/21	10,876
635,000	3.00%, 03/01/22 (c)	690,893
20,000	3.00%, 03/01/22	21,913
15,000	3.00%, 03/01/22 (c)	16,435
1,000,000	Garden State, New Jersey Preservation Trust Open Space and Farmland Preservation, Series A (RB) 4.00%, 11/01/22 (c)	1,099,440
125,000	New Jersey Building Authority, Series A (RB) 5.00%, 06/15/22	138,866
2,000,000	New Jersey Economic Development Authority, Cigarette Tax Revenue (RB) 5.00%, 06/15/22	2,256,400
Principal
Amount		Value

New Jersey: (continued)
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series EE (RB)
$770,000	5.25%, 03/01/21 (c)	$841,826
325,000	5.25%, 03/01/21 (c)	359,145
175,000	5.25%, 03/01/21 (c)	208,308
500,000	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series GG (RB) 5.25%, 03/01/21 (c)	541,745
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series II (RB)
980,000	5.00%, 03/01/22 (c)	1,058,420
500,000	5.00%, 03/01/22 (c)	540,010
735,000	5.00%, 03/01/22 (c)	798,658
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series NN (RB)
200,000	5.00%, 03/01/22	221,562
2,325,000	5.00%, 03/01/23 (c)	2,540,899
1,000,000	5.00%, 03/01/23	1,115,370
2,120,000	5.00%, 03/01/23 (c)	2,286,102
1,060,000	5.00%, 03/01/23 (c)	1,176,791
1,940,000	5.00%, 03/01/23 (c)	2,132,526
1,905,000	5.00%, 03/01/23 (c)	2,081,898
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series PP (RB)
1,000,000	5.00%, 06/15/24 (c)	1,102,150
1,350,000	5.00%, 06/15/24 (c)	1,487,902
1,115,000	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series UU (RB) 5.00%, 06/15/24 (c)	1,223,133
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series XX (RB)
225,000	4.00%, 06/15/22	237,348
3,500,000	5.00%, 06/15/23	3,914,400
1,000,000	New Jersey Educational Facilities Authority, Capital Improvement, Series A (RB) 5.00%, 09/01/24 (c)	1,104,430
230,000	New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB) 5.00%, 06/15/24 (c)	248,607
500,000	New Jersey Environmental Infrastructure Trust, Series A-R (RB) 4.00%, 09/01/23	590,580

See Notes to Financial Statements

36

Principal
Amount		Value

New Jersey: (continued)
	New Jersey Health Care Facilities Financing Authority, Barnabas Health Issue, Series A (RB)
$1,190,000	4.00%, 07/01/22 (c)	$1,296,231
75,000	4.63%, 07/01/21 (c)	84,838
250,000	5.00%, 07/01/22 (c)	290,103
200,000	New Jersey Health Care Facilities Financing Authority, Greystone Parks Psychiatric Hospital Project, Series B (RB) 5.00%, 09/15/23	223,444
	New Jersey Health Care Facilities Financing Authority, Meridian Health System (RB)
750,000	5.00%, 07/01/22 (c)	867,037
500,000	5.00%, 07/01/22 (c)	595,430
165,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) 4.69%, 12/15/30 ^	86,726
	New Jersey State Turnpike Authority, Series A (RB)
125,000	5.00%, 07/01/22 (c)	153,198
900,000	5.00%, 07/01/22 (c)	1,072,935
400,000	5.00%, 07/01/22 (c)	479,708
1,000,000	5.00%, 01/01/23	1,223,810
750,000	5.00%, 07/01/24 (c)	919,207
640,000	5.00%, 07/01/24 (c)	789,267
	New Jersey State Turnpike Authority, Series B (RB)
325,000	5.00%, 01/01/23 (c)	388,174
1,000,000	5.00%, 01/01/23 (c)	1,203,400
500,000	5.00%, 01/01/23	611,905
50,000	New Jersey Transportation Trust Fund Authority, Series A (RB) 5.25%, 06/15/21 (c)	55,546
	New Jersey Transportation Trust Fund Authority, Series AA (RB)
1,400,000	5.00%, 06/15/22 (c)	1,518,650
1,200,000	5.00%, 06/15/22 (c)	1,334,532
750,000	5.00%, 06/15/23 (c)	821,760
1,300,000	5.00%, 06/15/23 (c)	1,429,545
1,275,000	5.25%, 06/15/23 (c)	1,405,942
335,000	5.25%, 06/15/25 (c)	379,280
300,000	5.25%, 06/15/25 (c)	340,905
	New Jersey Turnpike Authority, Series A (RB)
1,000,000	5.00%, 07/01/24 (c)	1,203,890
70,000	5.00%, 01/01/26 (c)	85,402
75,000	New Jersey Turnpike Authority, Series B (RB) 5.00%, 01/01/23 (c)	91,202
260,000	New Jersey Turnpike Authority, Series E (RB) 5.00%, 01/01/25 (c)	312,556
20,000	New Jersey Turnpike, Series A (RB) 5.00%, 07/01/22 (c)	23,804
Principal
Amount		Value

New Jersey: (continued)
	State of New Jersey, Various Purpose (GO)
$500,000	4.00%, 06/01/19 (c)	$548,180
85,000	5.00%, 06/01/25 (c)	101,395
		51,200,760
New Mexico: 0.5%
1,125,000	Albuquerque Bernalillo County Water Utility Authority, Senior Lien (RB) 5.00%, 07/01/25 (c)	1,425,510
540,000	Albuquerque Bernalillo County Water Utility Authority, Series A (RB) 5.00%, 07/01/24	678,478
65,000	Albuquerque Bernalillo County Water Utility Authority, Series B (RB) 5.00%, 07/01/23	80,187
100,000	Albuquerque Municipal School District No. 12, Series B (GO) (SAW) 5.00%, 08/01/22	121,776
	New Mexico Finance Authority, State Transportation, Senior Lien (RB)
425,000	4.00%, 06/15/22 (c)	480,475
340,000	5.00%, 06/15/22	415,490
3,135,000	New Mexico Finance Authority, State Transportation, Senior Lien, Series B-1 (RB) 5.00%, 06/15/24 (c)	3,859,875
475,000	State of New Mexico Severance Tax, Series A (RB) 5.00%, 07/01/19 (c)	534,712
75,000	State of New Mexico Severance Tax, Series B (RB) 5.00%, 07/01/22	90,680
		7,687,183
New York: 16.2%
270,000	Battery Park City Authority, Series A (RB) 5.00%, 11/01/23	341,094
5,000	City of Monroe, Industrial Development Agency, Rochester Schools Modernization Project (RB) (SAW) 5.00%, 05/01/23 (c)	6,061
	City of New York, New York, Series A-1 (GO)
250,000	5.00%, 08/01/21 (c)	296,718
610,000	5.25%, 08/01/23 (c)	768,313
	City of New York, New York, Series B (GO)
55,000	3.38%, 08/01/24 (c)	57,975
250,000	5.00%, 08/01/22 (c)	301,613
1,500,000	City of New York, New York, Series D (GO) 5.00%, 02/01/23 (c)	1,809,750
	City of New York, New York, Series D-1 (GO)
1,100,000	5.00%, 10/01/21 (c)	1,304,292
2,905,000	5.00%, 08/01/23 (c)	3,571,087

See Notes to Financial Statements

37

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

New York: (continued)
$925,000	City of New York, New York, Series E (GO) 5.25%, 08/01/22	$1,138,360
1,295,000	City of New York, New York, Series F (GO) 5.00%, 02/01/22 (c)	1,527,025
50,000	City of New York, New York, Series F-1 (GO) 5.00%, 03/01/23 (c)	60,410
1,325,000	City of New York, New York, Series G-1 (GO) 5.00%, 04/01/22 (c)	1,582,938
1,115,000	City of New York, New York, Series H (GO) 5.00%, 08/01/23 (c)	1,376,657
120,000	City of New York, New York, Series I (GO) 5.00%, 08/01/23 (c)	148,160
	City of New York, New York, Series I-1 (GO)
400,000	5.00%, 03/01/23	492,240
1,225,000	5.00%, 03/01/24 (c)	1,477,129
	City of New York, New York, Series J (GO)
1,290,000	5.00%, 08/01/23 (c)	1,585,784
645,000	5.00%, 08/01/23	798,852
	City of New York, Series B (GO)
1,450,000	5.00%, 08/01/22 (c)	1,737,897
100,000	5.00%, 08/01/22 (c)	120,513
1,000,000	5.00%, 08/01/22 (c)	1,207,120
100,000	City of New York, Series D (GO) 5.00%, 02/01/23 (c)	121,502
450,000	City of New York, Series E (GO) 5.00%, 02/01/23 (c)	550,944
	City of New York, Series F (GO)
500,000	5.00%, 02/01/22 (c)	594,705
55,000	5.00%, 02/01/22 (c)	65,819
1,775,000	City of New York, Series H (GO) 5.00%, 08/01/23 (c)	2,181,990
	City of New York, Series I (GO)
1,000,000	5.00%, 08/01/22	1,215,760
1,000,000	5.00%, 08/01/22 (c)	1,205,130
	City of New York, Subseries F-1 (GO)
630,000	5.00%, 03/01/23 (c)	756,674
1,300,000	5.00%, 03/01/23 (c)	1,594,099
1,500,000	County of Nassau, Series A (GO) 5.00%, 04/01/24 (c)	1,793,685
	County of Nassau, Series B (GO)
500,000	5.00%, 10/01/23	612,830
645,000	5.00%, 04/01/24 (c)	771,285
3,945,000	County of Suffolk, Series C (GO) 5.00%, 05/01/24 (c)	4,766,507
	Erie County, New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) (SAW)
500,000	5.00%, 05/01/21 (c)	590,725
250,000	5.00%, 05/01/22 (c)	301,233
725,000	5.00%, 11/01/25 (c)	905,075
Principal
Amount		Value

New York: (continued)
	Long Island Power Authority Electric System, Series B (RB)
$860,000	5.00%, 09/01/22 (c)	$1,027,210
400,000	5.00%, 09/01/22	482,028
	Metropolitan Transportation Authority, Series A (RB)
500,000	3.00%, 11/15/22 (c)	520,490
2,565,000	3.59%, 11/15/30 ^	1,707,546
2,050,000	5.00%, 11/15/22 (c)	2,473,509
695,000	5.00%, 11/15/22 (c)	839,532
50,000	Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 11/15/23	62,096
	Metropolitan Transportation Authority, Series B (RB)
600,000	3.00%, 11/15/22 (c)	636,558
500,000	5.00%, 11/15/22	609,865
250,000	Metropolitan Transportation Authority, Series C (RB) 5.00%, 11/15/21 (c)	294,673
	Metropolitan Transportation Authority, Series D (RB)
650,000	5.00%, 11/15/17 (c)	691,444
205,000	5.00%, 11/15/19 (c)	232,382
100,000	5.00%, 11/15/21 (c)	118,450
750,000	5.00%, 11/15/22 (c)	905,970
125,000	5.00%, 11/15/22 (c)	151,513
750,000	5.00%, 11/15/22 (c)	902,362
	Metropolitan Transportation Authority, Series E (RB)
500,000	5.00%, 11/15/22 (c)	603,980
300,000	5.00%, 11/15/22 (c)	363,630
	Metropolitan Transportation Authority, Series F (RB)
845,000	3.13%, 11/15/22 (c)	902,925
2,155,000	5.00%, 11/15/22 (c)	2,609,102
1,500,000	5.00%, 11/15/22 (c)	1,791,420
550,000	5.00%, 11/15/22 (c)	666,275
1,200,000	5.00%, 11/15/22	1,463,676
1,550,000	5.00%, 11/15/22 (c)	1,878,755
	Metropolitan Transportation Authority, Series H (RB)
540,000	5.00%, 11/15/22 (c)	642,719
350,000	5.00%, 11/15/22 (c)	424,235
1,300,000	5.00%, 11/15/22 (c)	1,579,331
	Nassau County, Series A (GO)
1,230,000	3.00%, 04/01/21 (c)	1,303,788
500,000	4.00%, 04/01/21 (c)	537,305
1,250,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series A (RB) 4.50%, 06/15/26 (c)	1,496,862
220,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series EE (RB) 5.00%, 06/15/24 (c)	273,108

See Notes to Financial Statements

38

Principal
Amount		Value

New York: (continued)
	New York City Municipal Water Finance Authority, Water and Sewer System, Series FF (RB)
$1,845,000	5.00%, 12/15/19 (c)	$2,102,746
510,000	5.00%, 06/15/25 (c)	641,723
190,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series HH (RB) 5.00%, 06/15/21 (c)	223,229
170,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Series C (RB) 5.00%, 11/01/22	209,035
	New York City Transitional Finance Authority, Building Aid Revenue, Series S-1 (RB) (SAW)
1,000,000	5.00%, 07/15/22	1,218,270
800,000	5.00%, 07/15/22 (c)	959,848
325,000	5.00%, 07/15/22 (c)	392,070
520,000	5.00%, 01/15/26 (c)	638,856
1,600,000	New York City Transitional Finance Authority, Building Aid Revenue, Subseries F-1 (RB) 5.00%, 05/01/22 (c)	1,914,688
500,000	New York City Transitional Finance Authority, Building Aid Revenue, Subseries S-2A (RB) (SAW) 4.00%, 07/15/21 (c)	552,500
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A (RB)
615,000	5.00%, 11/01/21 (c)	739,568
1,500,000	5.00%, 11/01/21 (c)	1,793,235
1,045,000	5.00%, 11/01/21 (c)	1,251,743
125,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1 (RB) 5.00%, 08/01/25 (c)	154,948
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B (RB)
1,000,000	5.00%, 02/01/21 (c)	1,176,140
600,000	5.00%, 11/01/21 (c)	716,592
750,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B-1 (RB) 5.00%, 11/01/25 (c)	926,107
80,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D-1 (RB) 5.00%, 11/01/21 (c)	95,827
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB)
750,000	5.00%, 02/01/26 (c)	934,702
970,000	5.00%, 02/01/26 (c)	1,216,622
425,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1 (RB) 5.00%, 02/01/23 (c)	507,985
Principal
Amount		Value

New York: (continued)
$2,000,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Subseries C-1 (RB) 5.00%, 11/01/22 (c)	$2,448,080
545,000	New York City Transitional Finance Authority, Series A (RB) 5.00%, 11/01/21 (c)	651,864
575,000	New York City Transitional Finance Authority, Series C (RB) 5.00%, 11/01/22	707,031
	New York City Transitional Finance Authority, Series I (RB)
500,000	5.00%, 05/01/23 (c)	603,215
290,000	5.00%, 05/01/23 (c)	352,834
255,000	New York City Transitional Finance Authority, Subseries A-1 (RB) 3.50%, 08/01/24 (c)	275,260
575,000	New York City Transitional Finance Authority, Subseries C-1 (RB) 5.00%, 11/01/22 (c)	703,024
1,660,000	New York City Transitional Finance Authority, Subseries D-1 (RB) 5.00%, 02/01/24 (c)	2,018,128
700,000	New York City Transitional Finance Authority, Subseries F-1 (RB) 5.00%, 02/01/23 (c)	858,536
	New York City, Series A (GO)
1,000,000	5.00%, 08/01/24	1,258,890
70,000	5.00%, 08/01/25	89,128
550,000	New York City, Series B (GO) 5.00%, 08/01/21 (c)	654,010
655,000	New York City, Series C (GO) 5.00%, 08/01/22 (c)	781,618
	New York City, Series I (GO)
250,000	5.00%, 08/01/22	303,940
1,500,000	5.00%, 08/01/22 (c)	1,812,660
820,000	5.00%, 08/01/23 (c)	1,008,018
360,000	New York City, Series J (GO) 5.00%, 08/01/23 (c)	444,481
	New York City, Subseries D-1 (GO)
2,000,000	5.00%, 10/01/21 (c)	2,366,880
2,500,000	5.00%, 10/01/21 (c)	2,978,675
250,000	New York Liberty Development Corp., 7 World Trade Center Project, Class 1 (RB) 5.00%, 03/15/22 (c)	299,248
770,000	New York State Dormitory Authority, Icahn School of Medicine Sinai, Series A (RB) 5.00%, 07/01/25 (c)	923,191
100,000	New York State Dormitory Authority, Series A (RB) 5.00%, 07/01/22 (c)	118,572
145,000	New York State Dormitory Authority, State Personal Income Tax (RB) 5.00%, 12/15/21	174,651

See Notes to Financial Statements

39

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

New York: (continued)
	New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
$500,000	4.00%, 12/15/22	$583,905
2,000,000	5.00%, 12/15/22 (c)	2,460,380
1,000,000	5.00%, 12/15/22 (c)	1,228,770
675,000	5.00%, 12/15/22 (c)	816,595
3,775,000	5.00%, 12/15/22 (c)	4,595,949
1,000,000	5.00%, 12/15/22 (c)	1,213,260
1,570,000	5.00%, 12/15/22 (c)	1,907,016
825,000	5.00%, 12/15/22	1,015,492
630,000	5.00%, 12/15/22 (c)	762,590
1,500,000	5.00%, 02/15/24 (c)	1,819,095
800,000	5.00%, 02/15/24	1,004,216
250,000	5.00%, 02/15/24 (c)	311,738
770,000	5.00%, 02/15/24 (c)	955,069
1,680,000	5.00%, 03/15/25 (c)	2,070,600
500,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/21 (c)	590,540
	New York State Dormitory Authority, State Personal Income Tax, Series B (RB)
500,000	5.00%, 03/15/22 (c)	600,675
1,000,000	5.00%, 03/15/22 (c)	1,188,330
1,300,000	5.00%, 03/15/22 (c)	1,568,255
1,000,000	5.00%, 02/15/25 (c)	1,224,220
	New York State Dormitory Authority, State Personal Income Tax, Series E (RB)
875,000	5.00%, 08/15/21 (c)	1,043,630
265,000	5.00%, 02/15/25 (c)	330,654
65,000	5.00%, 09/15/25 (c)	80,077
	New York State Dormitory Authority, State Sales Tax, Series A (RB)
900,000	5.00%, 03/15/23	1,120,653
625,000	5.00%, 03/15/23 (c)	756,275
1,415,000	5.00%, 03/15/24 (c)	1,723,597
500,000	5.00%, 03/15/24 (c)	606,610
580,000	5.00%, 03/15/24 (c)	720,801
1,000,000	New York State Dormitory Authority, State Sales Tax, Series B (RB) 5.00%, 09/15/25 (c)	1,230,050
	New York State Dormitory Authority, State University Education Facilities Issue, Series A (RB)
1,050,000	5.00%, 05/15/22 (c)	1,262,478
935,000	5.00%, 05/15/22 (c)	1,122,411
250,000	5.00%, 05/15/22 (c)	301,873
250,000	5.00%, 05/15/22 (c)	300,910
645,000	New York State Environmental Facilities Corp., Master Finance Program, Series D (RB) 5.00%, 03/15/25 (c)	821,878
Principal
Amount		Value

New York: (continued)
	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series A (RB)
$440,000	4.00%, 06/15/22 (c)	$503,752
1,000,000	5.00%, 06/15/22 (c)	1,221,370
750,000	5.00%, 06/15/22 (c)	916,522
3,600,000	5.00%, 06/15/23 (c)	4,452,588
1,250,000	5.00%, 06/15/24 (c)	1,575,425
1,585,000	5.00%, 06/15/24 (c)	1,950,136
	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series D (RB)
600,000	5.00%, 06/15/22	734,406
1,200,000	5.00%, 06/15/22 (c)	1,459,332
50,000	New York State Power Authority, Series A (RB) 5.00%, 11/15/22	61,794
765,000	New York State Thruway Authority, Highway and Bridge Trust Fund (RB) 5.00%, 04/01/21 (c)	896,771
1,285,000	New York State Thruway Authority, Second General Highway and Bridge Trust Fund, Series A-1 (RB) 5.00%, 04/01/21 (c)	1,498,361
800,000	New York State Thruway Authority, Series A (RB) 5.00%, 03/15/23 (c)	966,304
	New York State Thruway Authority, Series I (RB)
810,000	5.00%, 01/01/22 (c)	960,814
1,000,000	5.00%, 01/01/22 (c)	1,197,570
	New York State Thruway Authority, Series J (RB)
2,120,000	5.00%, 01/01/24 (c)	2,584,598
1,000,000	5.00%, 01/01/24 (c)	1,225,540
	New York State Thruway Authority, State Personal Income Tax, Series A (RB)
250,000	5.00%, 03/15/21 (c)	296,573
190,000	5.00%, 09/15/21 (c)	226,632
60,000	5.00%, 09/15/21 (c)	72,051
1,250,000	5.00%, 09/15/21 (c)	1,496,750
150,000	5.00%, 09/15/21 (c)	179,265
250,000	New York State Urban Development Corp., Series D (RB) 5.00%, 03/15/23	309,438
	New York State Urban Development Corp., State Personal Income, Series A (RB)
680,000	3.50%, 03/15/21 (c)	726,390
1,000,000	4.00%, 03/15/21 (c)	1,120,820
700,000	4.00%, 03/15/21 (c)	779,345
750,000	5.00%, 03/15/24 (c)	907,492
1,000,000	5.00%, 09/15/25 (c)	1,220,610
750,000	5.00%, 03/15/26	966,007
600,000	5.00%, 03/15/26 (c)	750,636

See Notes to Financial Statements

40

Principal
Amount		Value

New York: (continued)
$2,000,000	New York State Urban Development Corp., State Personal Income, Series A-1 (RB) 5.00%, 03/15/23 (c)	$2,420,080
2,000,000	New York State Urban Development Corp., State Personal Income, Series B (RB) 5.00%, 03/15/24 (c)	2,429,680
	New York State Urban Development Corp., State Personal Income, Series C (RB)
1,550,000	5.00%, 03/15/23 (c)	1,872,214
1,000,000	5.00%, 03/15/23 (c)	1,202,860
690,000	5.00%, 03/15/23 (c)	843,415
500,000	5.00%, 03/15/23 (c)	607,180
115,000	New York State Urban Development Corp., State Personal Income, Series D (RB) 5.00%, 03/15/22	139,526
235,000	New York State Urban Development Corp., State Personal Income, Series E (RB) 5.00%, 03/15/23 (c)	285,036
	New York State, Series E (GO)
1,000,000	4.00%, 12/15/21 (c)	1,116,960
800,000	4.00%, 12/15/21 (c)	897,656
250,000	Port Authority of New York and New Jersey, Series 179 (RB) 5.00%, 12/01/23 (c)	310,813
	Port Authority of New York and New Jersey, Series 183 (RB)
565,000	3.00%, 06/15/24 (c)	595,826
750,000	3.25%, 06/15/24 (c)	795,030
1,200,000	Port Authority of New York and New Jersey, Series 190 (RB) 5.00%, 05/01/20 (c)	1,373,172
	Sales Tax Asset Receivable Corp., Series A (RB)
300,000	3.00%, 10/15/24 (c)	316,983
1,000,000	5.00%, 10/15/24 (c)	1,236,470
2,790,000	5.00%, 10/15/24 (c)	3,447,296
1,010,000	5.00%, 10/15/24 (c)	1,273,034
500,000	State of New York Mortgage Agency, Homeowner Mortgage, Series 195 (RB) 3.00%, 04/01/25 (c)	505,660
65,000	State of New York, Series E (GO) 5.00%, 12/15/21 (c)	78,606
875,000	Suffolk County Economic Development Corp. (RB) 5.00%, 07/01/21 (c)	980,219
1,000,000	Suffolk County, New York Public Improvement, Series A (GO) 4.00%, 05/15/19 (c)	1,059,430
50,000	Tobacco Settlement Financing Corp. (RB) 5.00%, 06/01/17 (c)	52,310
65,000	Town of Brookhaven, New York (GO) 3.00%, 02/01/23 (c)	69,759
Principal
Amount		Value

New York: (continued)
	Town of Brookhaven, Series A (GO)
$640,000	3.00%, 02/01/23	$706,950
250,000	4.00%, 02/01/23 (c)	280,710
100,000	Town of Oyster Bay (GO) (AGM) 4.00%, 08/01/22 (c)	104,317
	Town of Oyster Bay, New York (GO) (AGM)
265,000	3.00%, 03/01/21 (c)	271,469
485,000	4.00%, 08/01/22 (c)	507,334
	Town of Oyster Bay, New York Public Improvement, Series A (GO) (AGM)
130,000	3.00%, 03/01/21 (c)	132,460
175,000	3.25%, 03/01/21 (c)	179,163
	Town of Oyster Bay, New York Public Improvement, Series B (GO) (AGM)
100,000	4.00%, 11/01/20 (c)	105,118
875,000	4.00%, 11/01/20 (c)	935,042
	Triborough Bridge and Tunnel Authority, Series A (RB)
1,000,000	2.79%, 11/15/30 ^	667,620
455,000	5.00%, 01/01/22 (c)	546,546
65,000	5.00%, 01/01/22 (c)	78,235
900,000	5.00%, 05/15/23 (c)	1,090,053
1,370,000	5.00%, 05/15/23 (c)	1,684,703
6,805,000	5.00%, 05/15/23 (c)	8,347,830
1,000,000	5.00%, 05/15/23 (c)	1,223,000
	Triborough Bridge and Tunnel Authority, Series B (RB)
1,000,000	2.85%, 11/15/32 ^	625,360
975,000	4.00%, 11/15/22 (c)	1,117,594
1,980,000	5.00%, 11/15/22	2,433,083
500,000	5.00%, 11/15/22 (c)	610,215
1,000,000	5.00%, 11/15/22 (c)	1,226,020
1,310,000	5.00%, 11/15/23 (c)	1,583,462
500,000	Utility Debt Securitization Authority (RB) 3.00%, 12/15/25 (c)	516,910
	Utility Debt Securitization Authority, Series E (RB)
1,250,000	5.00%, 12/15/23 (c)	1,538,387
1,675,000	5.00%, 12/15/23 (c)	2,066,816
1,005,000	5.00%, 12/15/23 (c)	1,244,140
		230,456,694
North Carolina: 0.8%
140,000	County of New Hanover, North Carolina (RB) 5.00%, 10/01/21 (c)	161,892
1,805,000	County of Wake, North Carolina (GO) 3.00%, 09/01/24 (c)	1,976,132
90,000	County of Wake, Public Improvement (GO) 5.00%, 09/01/24	115,131
1,000,000	North Carolina Medical Care Commission, Health Care Facilities, Series A (RB) 5.00%, 10/01/22 (c)	1,180,240
1,000,000	North Carolina Municipal Power Agency No. 1, Series B (RB) 5.00%, 01/01/22 (c)	1,164,370

See Notes to Financial Statements

41

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

North Carolina: (continued)
$20,000	North Carolina State Capital Improvement Limited Obligation Bonds, Series B (RB) 5.00%, 11/01/21 (c)	$24,016
750,000	North Carolina State Capital Improvement Limited Obligation Bonds, Series C (RB) 5.00%, 05/01/21 (c)	883,305
540,000	North Carolina State, Series C (RB) 5.00%, 05/01/24 (c)	675,842
	State of North Carolina, Series A (RB)
95,000	2.25%, 05/01/23 (c)	96,979
1,000,000	5.00%, 06/01/23	1,254,690
	State of North Carolina, Series B (RB)
250,000	5.00%, 06/01/24	316,090
75,000	5.00%, 06/01/26	97,263
	State of North Carolina, Series C (RB)
1,040,000	5.00%, 05/01/24 (c)	1,277,130
1,315,000	5.00%, 05/01/24	1,680,886
150,000	The Charlotte-Mecklenburg Hospital Authority (RB) 5.00%, 01/15/22 (c)	174,992
		11,078,958
North Dakota: 0.1%
1,060,000	North Dakota Public Finance Authority. Series A (RB) 5.00%, 10/01/24 (c)	1,290,317
Ohio: 3.1%
20,000	American Municipal Power, Inc., AMP Fremont Energy Center, Series B (RB) 4.00%, 02/15/22 (c)	21,527
670,000	American Municipal Power, Inc., Prairie State Energy Campus, Series A (RB) 5.00%, 02/15/20 (c)	757,442
	City of Columbus, Ohio Sewerage Revenue (RB)
250,000	5.00%, 12/01/24 (c)	306,398
300,000	5.00%, 12/01/24 (c)	373,266
500,000	5.00%, 12/01/24 (c)	626,150
	City of Columbus, Ohio, Series A (GO)
1,890,000	3.00%, 02/15/24 (c)	2,028,348
800,000	4.00%, 02/15/24 (c)	898,784
750,000	5.00%, 07/01/23	937,920
100,000	5.00%, 08/15/23 (c)	123,276
1,975,000	5.00%, 02/15/24 (c)	2,474,221
2,295,000	City of Columbus, Various Purpose, Series 1 (GO) 5.00%, 07/01/23 (c)	2,873,592
	City of Columbus, Various Purpose, Series A (GO)
300,000	3.00%, 07/01/25 (c)	312,705
500,000	3.00%, 07/01/25 (c)	526,630
750,000	3.00%, 07/01/25 (c)	813,780
750,000	3.10%, 07/01/25 (c)	782,235
1,250,000	3.20%, 07/01/25 (c)	1,311,787
100,000	5.00%, 08/15/22 (c)	122,446
1,000,000	5.00%, 08/15/22 (c)	1,230,570

Principal
Amount		Value

Ohio: (continued)
$1,000,000	5.00%, 08/15/22 (c)	$1,230,570
1,000,000	City of Toledo, Water System Revenue (RB) 5.00%, 05/15/23 (c)	1,195,120
330,000	County of Cuyahoga, Convention Hotel Project (CP) 5.00%, 06/01/24 (c)	390,776
	County of Franklin, Ohio Hospital Facilities Revenue, Ohiohealth Corp. (RB)
1,000,000	5.00%, 05/15/23 (c)	1,198,020
60,000	5.00%, 05/15/23 (c)	73,963
650,000	County of Hamilton, Healthcare Facilities, Christ Hospital Project (RB) 5.25%, 06/01/22 (c)	773,545
870,000	County of Hamilton, Ohio Healthcare Facilities, The Christ Hospital Project (RB) (AGM) 4.00%, 06/01/22 (c)	918,964
	County of Hamilton, Ohio The Christ Hospital Project (RB)
695,000	5.25%, 06/01/22 (c)	808,897
500,000	5.25%, 06/01/22 (c)	586,270
750,000	Dayton Metro Library, Series A (GO) 3.25%, 12/01/21 (c)	777,112
1,220,000	Hamilton County, Ohio Sewer System Improvement, Series A (RB) 5.00%, 12/01/22	1,494,097
	Ohio State Common Schools, Series A (GO)
750,000	5.00%, 09/15/22	921,007
2,675,000	5.00%, 09/15/23	3,350,785
	Ohio State Common Schools, Series B (GO)
1,000,000	4.00%, 09/15/21 (c)	1,132,230
80,000	5.00%, 09/15/21 (c)	96,253
70,000	Ohio Water Development Authority, Water Pollution Control (RB) 5.00%, 12/01/24	89,579
85,000	Promedica Healthcare Obligated Group, Ohio Hospital, Series D (RB) 5.00%, 11/15/21 (c)	98,384
895,000	State of Ohio, Higher Education, Series C (GO) 5.00%, 08/01/23	1,118,231
	State of Ohio, Highway Capital Improvement, Series R (GO)
3,000,000	5.00%, 05/01/24 (c)	3,701,550
1,000,000	5.00%, 05/01/24 (c)	1,259,240
1,100,000	State of Ohio, Major New State Infrastructure Project (RB) 5.00%, 06/15/22 (c)	1,326,952
3,000,000	State of Ohio, Series A (GO) 5.00%, 09/15/26	3,910,470
1,345,000	State of Ohio, University Hospitals Health System, Series A (RB) 5.00%, 01/15/23 (c)	1,563,724
		44,536,816

See Notes to Financial Statements

42

Principal
Amount		Value

Oklahoma: 0.2%
	Grand River Dam Authority, Series A (RB)
$750,000	5.00%, 06/01/24 (c)	$894,180
65,000	5.00%, 06/01/24 (c)	77,918
1,000,000	Oklahoma Capital Improvement Authority, Series A (RB) 5.00%, 07/01/24 (c)	1,211,360
90,000	Oklahoma City Water Utilities Trust, Water and Sewer Revenue (RB) 5.00%, 07/01/23 (c)	112,411
500,000	Oklahoma Development Finance Authority, Health System Revenue, Series A (RB) 5.00%, 08/15/22	605,175
		2,901,044
Oregon: 0.8%
100,000	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, Series B (GO) (SBG) 4.00%, 06/15/22 (c)	113,239
500,000	Clackamas County School District No. 12 North Clackamas (GO) (SBG) 5.00%, 06/15/24 (c)	615,185
1,000,000	Department of Administrative Services, Oregon State Lottery revenue, Series D (RB) 5.00%, 04/01/25 (c)	1,249,220
	Metro, Oregon, Series A (GO)
500,000	4.00%, 06/01/22 (c)	559,055
785,000	5.00%, 06/01/22	955,149
400,000	5.00%, 06/01/22 (c)	487,744
75,000	Metro, Series A (GO) 5.00%, 06/01/22 (c)	91,452
	State of Oregon Department of Transportation, Highway User Tax, Senior Lien, Series A (RB)
100,000	5.00%, 11/15/21	120,870
90,000	5.00%, 11/15/21	108,783
10,000	5.00%, 11/15/22	12,338
200,000	5.00%, 11/15/23	251,452
745,000	5.00%, 11/15/24 (c)	935,422
700,000	5.00%, 11/15/24 (c)	871,388
225,000	5.00%, 11/15/24	288,459
65,000	5.00%, 11/15/24 (c)	82,025
200,000	5.00%, 11/15/24 (c)	248,968
1,850,000	State of Oregon, Department of Administrative Services, Lottery Revenue, Series D (RB) 5.00%, 04/01/25 (c)	2,326,560
	State of Oregon, Series A (GO)
550,000	5.00%, 08/01/23 (c)	679,492
180,000	5.00%, 08/01/23 (c)	223,076
500,000	State of Oregon, Series F (GO) 5.00%, 05/01/23 (c)	622,125
		10,842,002
Principal
Amount		Value

Pennsylvania: 2.9%
$1,625,000	Allegheny County Sanitary Authority (RB) 5.00%, 12/01/25 (c)	$1,967,452
450,000	Bensalem Township School District (GO) (SAW) 5.00%, 12/01/23 (c)	542,695
1,000,000	City of Philadelphia, Series A (GO) 5.00%, 08/01/25 (c)	1,210,630
	Commonwealth of Pennsylvania, First Refunding Series (GO)
500,000	4.00%, 07/01/23	570,315
1,765,000	5.00%, 07/01/22	2,109,846
500,000	5.00%, 07/01/23	607,750
	Commonwealth of Pennsylvania, First Series (GO)
925,000	5.00%, 11/15/21 (c)	1,092,971
570,000	5.00%, 11/15/21 (c)	669,545
720,000	5.00%, 11/15/21 (c)	858,319
1,095,000	5.00%, 11/15/21 (c)	1,294,476
3,125,000	5.00%, 06/01/22 (c)	3,684,187
1,770,000	5.00%, 06/01/22 (c)	2,083,396
640,000	5.00%, 06/01/22	763,846
1,250,000	5.00%, 06/01/22 (c)	1,479,187
2,650,000	5.00%, 04/01/23 (c)	3,152,996
3,250,000	5.00%, 04/01/23 (c)	3,883,067
2,150,000	5.00%, 04/01/23 (c)	2,578,022
500,000	5.00%, 06/15/24 (c)	612,240
1,780,000	5.00%, 03/15/25 (c)	2,113,109
	Commonwealth of Pennsylvania, Second Series (GO)
300,000	4.00%, 10/15/23 (c)	332,985
1,000,000	5.00%, 10/15/23 (c)	1,185,320
860,000	5.00%, 10/15/23 (c)	1,022,617
500,000	5.00%, 10/15/23 (c)	606,385
420,000	5.00%, 10/15/23 (c)	507,419
500,000	5.00%, 10/15/23 (c)	601,385
	Hospitals and Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project, Series D (RB)
25,000	5.00%, 07/01/21 (c)	29,368
305,000	5.00%, 07/01/21 (c)	350,756
	Monroeville Finance Authority (RB)
940,000	5.00%, 02/15/26	1,172,321
1,225,000	5.00%, 02/15/27	1,532,524
25,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series B (RB) 5.00%, 07/01/16 (c)	25,274
100,000	Pennsylvania Gas Works Revenue, Thirteenth Series (RB) 5.00%, 08/01/24	122,008
500,000	Pennsylvania Higher Educational Facilities Authority, Series AM (RB) 4.00%, 06/15/21 (c)	554,535

See Notes to Financial Statements

43

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Pennsylvania: (continued)
	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania, Health System, Series A (RB)
$250,000	5.00%, 08/15/22 (c)	$297,300
40,000	5.00%, 08/15/22 (c)	48,521
	Pennsylvania Turnpike Commission, Series C (RB)
400,000	5.00%, 12/01/24 (c)	476,744
1,000,000	5.50%, 12/01/23 (c)	1,244,070
60,000	St. Mary Hospital Authority, Catholic Health East Issue, Series A (RB) 5.00%, 05/15/20 (c)	68,868
		41,452,449
Rhode Island: 0.3%
385,000	Rhode Island Health and Educational Building Corp. (RB) (AGM) 5.00%, 05/15/25 (c)	468,275
	State of Rhode Island, Series A (GO)
1,275,000	5.50%, 08/01/21 (c)	1,549,074
470,000	5.50%, 08/01/21 (c)	571,299
	State of Rhode Island, Series D (GO)
1,000,000	5.00%, 08/01/24 (c)	1,227,730
250,000	5.00%, 08/01/24 (c)	309,503
175,000	5.00%, 08/01/24	220,460
		4,346,341
South Carolina: 0.8%
325,000	Berkeley County, South Carolina School District, Series A (GO) 3.00%, 03/01/24 (c)	348,426
	Charleston Educational Excellence Finance Corp. (RB)
105,000	5.00%, 12/01/23 (c)	129,865
920,000	5.00%, 12/01/23 (c)	1,108,793
300,000	5.00%, 12/01/23	372,006
50,000	5.00%, 12/01/23 (c)	62,082
895,000	Charleston Educational Excellence
	Finance Corp., County School District (RB) 5.00%, 12/01/24	1,128,103
750,000	City of Charleston, Waterworks and Sewer System Revenue (RB) 5.00%, 01/01/22 (c)	907,275
1,000,000	Greenville Hospital System Board of Trustees (RB) 5.00%, 05/01/22 (c)	1,165,530
	Richland County, South Carolina School District No. 1, Series A (GO)
500,000	4.00%, 09/01/21 (c)	555,340
1,305,000	4.00%, 09/01/21 (c)	1,477,064
465,000	5.00%, 09/01/21 (c)	552,704
500,000	5.00%, 09/01/21 (c)	594,025
100,000	School District No. 2 of Dorchester County, Series A (GO) 4.00%, 03/01/24 (c)	114,574
Principal
Amount		Value

South Carolina: (continued)
	South Carolina Jobs Economic Development Authority, Bon Secours Health System Obligated Group (RB)
$975,000	3.75%, 11/01/22 (c)	$1,017,841
350,000	5.00%, 11/01/22 (c)	401,002
	South Carolina Jobs Economic Development Authority, Palmetto Health, Series A (RB)
130,000	5.00%, 08/01/23 (c)	150,934
395,000	5.25%, 08/01/23 (c)	462,253
	South Carolina State Public Service Authority, Series A (RB)
900,000	5.00%, 12/01/21 (c)	1,061,523
60,000	5.00%, 12/01/24	75,355
		11,684,695
Tennessee: 0.6%
715,000	City of Knoxville, Wastewater System Revenue, Series A (RB) 3.00%, 04/01/21 (c)	730,079
1,200,000	County of Shelby, Tennessee (GO) 5.00%, 03/01/24	1,516,056
680,000	Knox County Health Educational and Housing Facility Board, Series A (RB) 5.00%, 01/01/23 (c)	800,537
25,000	Memphis Center City Revenue Finance Corp. (RB) (AGM) 4.50%, 11/01/21 (c)	28,430
245,000	Memphis Center City Revenue Finance Corp., Series B (RB) (AGM) 5.25%, 11/01/21 (c)	292,973
1,485,000	Memphis, Tennessee General Improvement Refunding, Series A (GO) 5.00%, 11/01/23	1,852,003
	Metropolitan Government of Nashville & Davidson County, Tennessee (RB)
510,000	5.00%, 07/01/22	616,284
500,000	5.00%, 07/01/23	623,730
515,000	Metropolitan Government of Nashville and Davidson County, Vanderbilt University Center, Series A (RB) 5.00%, 07/01/26 (c)	624,190
975,000	State of Tennessee, Series A (GO) 5.00%, 08/01/22	1,200,439
		8,284,721
Texas: 10.2%
750,000	Austin Independent School District, Series B (GO) 5.00%, 08/01/24	948,787
1,880,000	Board of Regents of Texas State University System, Series A (RB) 5.00%, 03/15/25 (c)	2,330,824
450,000	Board of Regents of University of Texas System, Series A (RB) 5.00%, 02/15/22 (c)	538,542
500,000	Board of Regents, A and M University System, Series A (RB) 5.50%, 07/01/25 (c)	658,015

See Notes to Financial Statements

44

Principal
Amount		Value

Texas: (continued)
	Brownsville, Texas Utilities System Revenue, Series A (RB)
$245,000	5.00%, 09/01/22	$293,446
500,000	5.00%, 09/01/23 (c)	595,710
200,000	Central Texas Regional Mobility Authority, Senior Lien, Series A (RB) 5.00%, 07/01/25 (c)	237,096
500,000	Cities of Dallas and Fort Worth, International Airport Joint Revenue, Series F (RB) 5.00%, 11/01/23 (c)	611,275
	City of Austin, Texas, Water & Wastewater System Revenue (RB)
1,000,000	3.70%, 05/15/23 (c)	1,115,840
50,000	5.00%, 11/15/22 (c)	60,502
50,000	5.00%, 05/15/23 (c)	61,187
1,000,000	5.00%, 05/15/24 (c)	1,229,030
650,000	5.00%, 05/15/24 (c)	792,922
1,000,000	5.00%, 05/15/24 (c)	1,223,200
	City of Austin, Water and Wastewater System Revenue (RB)
400,000	5.00%, 11/15/21 (c)	478,968
500,000	5.00%, 11/15/22 (c)	600,210
	City of Dallas (GO)
4,750,000	5.00%, 02/15/24 (c)	5,907,337
1,500,000	5.00%, 02/15/25 (c)	1,840,350
50,000	City of Dallas and Fort Worth, Texas International Airport (RB) 5.00%, 11/01/20 (c)	57,952
	City of Dallas TX (GO)
1,175,000	5.00%, 02/15/24 (c)	1,435,368
500,000	5.00%, 02/15/25 (c)	603,670
400,000	City of Dallas, Series A (GO) 5.00%, 02/15/23 (c)	485,784
	City of Dallas, Waterworks and Sewer System, Series A (RB)
30,000	5.00%, 10/01/22 (c)	36,597
1,000,000	5.00%, 10/01/25 (c)	1,248,330
1,425,000	5.00%, 10/01/25 (c)	1,788,560
400,000	City of El Paso, Water & Sewer Revenue (RB) 5.00%, 03/01/24 (c)	494,012
1,000,000	City of Fort Worth (GO) 5.00%, 03/01/22 (c)	1,201,140
	City of Fort Worth and Dallas, Texas International Airport, Series G (RB)
50,000	5.00%, 11/01/20 (c)	58,189
1,490,000	5.00%, 11/01/20 (c)	1,735,448
1,250,000	City of Fort Worth, Series A (GO) 5.00%, 03/01/25 (c)	1,562,287
1,000,000	City of Frisco (GO) 5.00%, 02/15/23 (c)	1,219,490
	City of Houston, Series A (GO)
650,000	5.00%, 03/01/24 (c)	777,062
1,000,000	5.00%, 03/01/24 (c)	1,202,630
700,000	City of Houston, Texas Combined Utility System Revenue, First Lien, Series C (RB) 5.00%, 05/15/24 (c)	852,180
Principal
Amount		Value

Texas: (continued)
$1,325,000	City of Houston, Texas Combined Utility System Revenue, First Lien, Series D (RB) 5.00%, 11/15/21 (c)	$1,559,459
	City of San Antonio, Electric and Gas Systems Revenue (RB)
1,500,000	5.00%, 08/01/22 (c)	1,814,655
1,040,000	5.00%, 02/01/23	1,280,791
500,000	5.25%, 02/01/25	645,485
	City of San Antonio, General Improvement (GO)
1,550,000	5.00%, 02/01/24 (c)	1,903,121
100,000	5.00%, 02/01/24	125,739
300,000	City of San Antonio, Public Facilities Corp. Improvement (RB) 3.00%, 09/15/22 (c)	305,577
1,070,000	City of San Antonio, Texas (GO) 5.00%, 02/01/24 (c)	1,299,130
	City of San Antonio, Water System Revenue (RB)
1,000,000	5.00%, 05/15/22 (c)	1,199,800
1,025,000	5.00%, 05/15/22 (c)	1,240,978
	City of San Antonio, Water System Revenue, Series A (RB)
515,000	5.00%, 05/15/20 (c)	590,025
55,000	5.00%, 05/15/20 (c)	63,363
500,000	5.00%, 05/15/26 (c)	617,280
50,000	Clear Creek Independent School District, Series A (GO) 5.00%, 02/15/25 (c)	61,796
1,000,000	Clear Creek Independent School District, Series B (GO) 5.00%, 02/15/22 (c)	1,199,670
585,000	Comal Independent School District, Series A (GO) 4.00%, 02/01/21 (c)	647,724
500,000	Conroe Independent School District, Series A (GO) 5.00%, 02/15/21 (c)	581,685
	County of Denton, Texas (GO)
875,000	5.00%, 07/15/20 (c)	1,009,566
1,000,000	5.00%, 07/15/20 (c)	1,158,700
	County of Harris, Series A (GO)
80,000	5.00%, 10/01/25 (c)	99,711
1,000,000	5.00%, 10/01/25 (c)	1,253,180
250,000	5.00%, 10/01/25 (c)	318,205
250,000	County of Harris, Subordinate Lien, Series A (GO) 5.00%, 08/15/22 (c)	304,208
500,000	County of Harris, Texas (RB) 5.00%, 08/15/22 (c)	593,950
1,500,000	Cypress-Fairbanks Independent School District (GO) 5.00%, 02/15/25 (c)	1,855,230
	Cypress-Fairbanks Independent School District, Series C (GO)
100,000	5.00%, 02/15/23	123,426
700,000	5.00%, 02/15/24 (c)	868,245

See Notes to Financial Statements

45

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Texas: (continued)
$100,000	Dallas and Fort Worth International Airport, Series D (RB) 5.25%, 11/01/23 (c)	$120,424
	Dallas Area Rapid Transit, Senior Lien, Series A (RB)
75,000	5.00%, 12/01/22	92,009
90,000	5.00%, 12/01/25 (c)	112,177
500,000	5.00%, 12/01/25 (c)	634,100
	Dallas Independent School District (GO)
100,000	5.00%, 02/15/21 (c)	117,653
890,000	5.00%, 08/15/22 (c)	1,072,468
100,000	5.00%, 08/15/22 (c)	121,974
100,000	5.00%, 08/15/22	122,176
	Dallas Independent School District, Series A (GO)
1,000,000	5.00%, 08/15/24 (c)	1,233,010
100,000	5.00%, 08/15/24	126,445
385,000	Dallas, Texas, Series A (GO) 5.00%, 02/15/23 (c)	459,644
1,330,000	Denton Independent School District (GO) 5.00%, 02/15/25 (c)	1,690,284
75,000	Ector County Independent School District (GO) 5.00%, 08/15/23 (c)	91,650
750,000	Fort Bend Independent School District (GO) 5.00%, 08/15/22 (c)	919,365
	Harris County Flood Control District (GO)
2,000,000	5.00%, 10/01/25 (c)	2,492,780
250,000	5.00%, 10/01/25 (c)	313,295
1,000,000	5.00%, 10/01/25 (c)	1,261,980
	Harris County, Houston Sports Authority, Senior Lien, Series A (RB)
100,000	5.00%, 11/15/24 (c)	118,339
965,000	5.00%, 11/15/24 (c)	1,145,223
1,225,000	5.00%, 11/15/24 (c)	1,466,227
1,755,000	Harris County, Texas Cultural Education Facilities Finance Corp. (RB) 5.00%, 12/01/24 (c)	2,105,210
425,000	Harris County, Texas Cultural Education Facilities Finance Corp., Series 1 (RB) 5.00%, 10/01/23	525,899
	Harris County, Texas Cultural Education Facilities Finance Corp., Series A (RB)
50,000	5.00%, 12/01/22 (c)	58,928
120,000	5.00%, 12/01/22 (c)	142,156
725,000	Harris County, Texas Cypress-Fairbanks Independent School District (GO) 5.00%, 02/15/21 (c)	852,984
500,000	Harris County, Texas Flood Control District (GO) 5.00%, 10/01/24 (c)	623,440
500,000	Harris County, Texas Flood Control District, Series A (GO) 5.00%, 10/01/24 (c)	617,730
Principal
Amount		Value

Texas: (continued)
$1,480,000	Harris County, Texas Unlimited Tax Road Refunding, Series A (GO) 5.00%, 10/01/22 (c)	$1,788,950
1,000,000	Houston Combined Utility System Revenue, First Lien, Series A (RB) 5.00%, 11/15/24 (c)	1,234,200
250,000	Houston, Texas Independent School District, Series A (GO) 5.00%, 02/15/23 (c)	307,475
	Houston, Texas Public Improvement Refunding, Series A (GO)
1,000,000	5.00%, 03/01/21 (c)	1,171,940
1,840,000	5.00%, 03/01/23 (c)	2,240,494
750,000	5.00%, 03/01/24 (c)	911,602
35,000	Hurst-Euless-Bedford Independent School District (GO) 5.00%, 08/15/20 (c)	40,967
1,200,000	Irving Independent School District, Series A (GO) 5.00%, 02/15/24	1,506,324
120,000	Katy Independent School District, Fort Bend, Harris and Waller Counties, Series A (GO) 5.00%, 02/15/25 (c)	150,391
350,000	Leander Independent School District, Series A (GO) 5.00%, 08/15/23 (c)	429,580
	Lower Colorado River Authority, LCRA Transmission Services Corp. Project (RB)
240,000	4.00%, 05/15/22 (c)	256,428
155,000	4.00%, 05/15/22 (c)	166,679
55,000	Lower Colorado River Authority, LCRA Transmission Services Corp. Project, Series A (RB) 5.00%, 05/15/23 (c)	65,374
	Lower Colorado River Authority, Series A (RB)
600,000	5.00%, 05/15/22 (c)	696,600
990,000	5.00%, 05/15/22 (c)	1,178,377
	Lower Colorado River Authority, Series B (RB)
675,000	5.00%, 05/15/22 (c)	781,603
660,000	5.00%, 05/15/22 (c)	771,547
1,370,000	5.00%, 05/15/22 (c)	1,616,888
370,000	5.00%, 05/15/25 (c)	440,733
845,000	Matagorda County, Texas Navigation District No. 1 (RB) 4.00%, 06/03/23 (c)	909,144
250,000	Midland County Fresh Water Supply District No. 1, City of Midland Project (RB) 5.00%, 09/15/22 (c)	296,408
500,000	New Hope Cultural Education Facilities Corp. (RB) 5.00%, 07/01/25 (c)	564,580
	North Texas Municipal Water District (RB)
650,000	4.00%, 03/01/22 (c)	712,504
85,000	5.00%, 09/01/25 (c)	106,429

See Notes to Financial Statements

46

Principal
Amount		Value

Texas: (continued)
$1,430,000	5.00%, 09/01/25 (c)	$1,778,133
215,000	5.25%, 03/01/22 (c)	262,354
305,000	5.25%, 03/01/22 (c)	371,987
1,485,000	North Texas Tollway Authority, Second Tier, Series A (RB) 5.00%, 01/01/25 (c)	1,759,680
750,000	North Texas Tollway Authority, Second Tier, Series B (RB) 5.00%, 01/01/24 (c)	880,492
	North Texas Tollway Authority, Special Project, Series D (RB)
550,000	5.00%, 09/01/21 (c)	645,997
530,000	5.25%, 09/01/21 (c)	637,664
1,080,000	5.25%, 09/01/21 (c)	1,298,776
1,850,000	Northside Independent School District (GO) 5.00%, 08/15/21 (c)	2,195,080
	Northwest Independent School District, Series A (GO)
1,000,000	5.00%, 02/15/24	1,252,770
1,000,000	5.00%, 02/15/25 (c)	1,250,500
500,000	Pasadena Independent School District, Unlimited Tax School Building (GO) 5.00%, 02/15/23 (c)	611,690
635,000	Regents of the University of Houston, Series A (RB) 5.00%, 02/15/21 (c)	739,699
425,000	Regents of University of Houston System, Series A (RB) 5.00%, 02/15/21 (c)	494,220
2,715,000	San Antonio Electric and Gas Systems (RB) 5.25%, 02/01/24	3,451,932
	San Antonio Independent School District, Unlimited Tax School Building (GO)
750,000	5.00%, 02/15/23	925,695
2,095,000	5.00%, 02/15/24	2,635,028
1,325,000	San Antonio, Texas Independent School District (GO) 5.00%, 02/15/21 (c)	1,542,790
1,000,000	Spring Independent School District (GO) 5.00%, 08/15/25 (c)	1,266,480
	State of Texas, Transportation Commission (GO)
50,000	5.00%, 04/01/24 (c)	61,496
750,000	5.00%, 04/01/24 (c)	932,407
	State of Texas, Transportation Commission, Series A (GO)
1,355,000	5.00%, 04/01/22 (c)	1,630,675
1,955,000	5.00%, 10/01/24 (c)	2,410,202
1,000,000	5.00%, 10/01/25 (c)	1,274,810
	Tarrant County, Cultural Education Facilities Finance Corp. (RB)
50,000	5.00%, 11/15/21 (c)	57,534
30,000	5.00%, 10/01/23 (c)	36,421
Principal
Amount		Value

Texas: (continued)
	Tarrant County, Texas Cultural Education Facilities Finance Corp. (RB)
$820,000	5.00%, 10/01/23 (c)	$976,153
235,000	5.25%, 10/01/23 (c)	283,925
	Tarrant Regional Water Control and Improvement District (RB)
2,500,000	5.00%, 03/01/25 (c)	3,108,500
1,025,000	5.00%, 03/01/25 (c)	1,286,754
250,000	Texas A and M University (RB) 5.00%, 05/15/22	304,943
	Texas Municipal Gas Acquisition & Supply Corp. III (RB)
225,000	5.00%, 12/15/22 (c)	256,439
230,000	5.00%, 12/15/22 (c)	264,696
	Texas Municipal Gas Acquisition and Supply Corp. III (RB)
50,000	5.00%, 12/15/22 (c)	57,839
145,000	5.00%, 12/15/22 (c)	164,697
500,000	5.00%, 12/15/22 (c)	582,380
1,000,000	5.00%, 12/15/22	1,182,930
2,850,000	5.00%, 12/15/22 (c)	3,346,299
500,000	Texas Public Finance Authority (GO) 5.00%, 10/01/21 (c)	596,885
1,000,000	Texas Transportation Commission State Highway Fund (RB) 5.00%, 10/01/26	1,301,370
	Texas Transportation Commission State Highway Fund, First Tier, Series A (RB)
1,000,000	5.00%, 04/01/23	1,239,970
2,690,000	5.00%, 04/01/24	3,398,761
125,000	Texas Transportation Commission, Central Tax Turnpike System, Second Tier, Series C (RB) 5.00%, 08/15/24 (c)	148,341
1,000,000	Texas Water Development Board, Series A (RB) 5.00%, 10/15/25 (c)	1,257,070
80,000	Tomball Independent School District (GO) 5.00%, 02/15/24	100,488
650,000	University of Texas, Revenue Financing System, Series A (RB) 5.00%, 02/15/22 (c)	780,689
75,000	Ysleta Independent School District (GO) 5.00%, 08/15/24 (c)	91,961
		145,121,028
Utah: 0.1%
605,000	Board of Education of Cache County School District (GO) (SBG) 4.00%, 06/15/24 (c)	674,079
370,000	Canyons School District, Utah School Bond Guaranty Program (GO) (SBG) 3.00%, 06/15/22 (c)	377,049
155,000	Utah Transit Authority, Subordinated Sales Tax, Series A (RB) 5.00%, 06/15/25 (c)	192,687
		1,243,815

See Notes to Financial Statements

47

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Virginia: 2.4%
$530,000	City of Richmond, Public Utility Revenue, Series A (RB) 5.00%, 01/15/23 (c)	$634,325
835,000	Commonwealth of Virginia, Series A-2 (GO) 4.00%, 06/01/21 (c)	922,424
	Commonwealth of Virginia, Series B (GO) (SAW)
500,000	5.00%, 06/01/25 (c)	631,490
1,000,000	5.00%, 06/01/25 (c)	1,271,600
90,000	5.00%, 06/01/25 (c)	115,664
1,340,000	County of Fairfax, Public Improvement, Series A (GO) (SAW) 5.00%, 10/01/23	1,687,998
1,375,000	County of Loudoun, Series A (GO) (SAW) 5.00%, 12/01/22 (c)	1,701,439
	Fairfax County, Public Improvement, Series B (GO) (SAW)
225,000	5.00%, 04/01/23	280,843
1,075,000	5.00%, 04/01/24	1,367,443
485,000	Fairfax County, Virginia Economic Development Authority (RB) 5.00%, 10/01/24 (c)	593,722
500,000	Fairfax County, Virginia Industrial Development Authority (RB) 5.00%, 05/15/22	606,000
750,000	Upper Occoquan Sewage Authority (RB) 5.00%, 07/01/25 (c)	953,235
485,000	Virginia College Building Authority, 21st Century College & Equipment Programs Educational Facilities, Series A (RB) 5.00%, 02/01/24	610,237
2,000,000	Virginia College Building Authority, 21st Century College & Equipment Programs Educational Facilities, Series B (RB) (SAW) 5.00%, 09/01/23	2,494,820
	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series A (RB)
425,000	3.00%, 02/01/22 (c)	443,003
1,335,000	5.00%, 02/01/22 (c)	1,613,975
1,140,000	5.00%, 09/01/22 (c)	1,389,877
100,000	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series B (RB) 5.00%, 02/01/22 (c)	120,897
1,100,000	Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Series B (RB) 4.00%, 09/01/22 (c)	1,248,973
Principal
Amount		Value

Virginia: (continued)
	Virginia Commonwealth Transportation Board, Capital Projects (RB)
$500,000	4.00%, 05/15/21 (c)	$551,410
45,000	4.00%, 05/15/21 (c)	49,445
250,000	4.00%, 05/15/24 (c)	278,285
1,000,000	5.00%, 05/15/24 (c)	1,245,030
150,000	5.25%, 05/15/21 (c)	179,651
	Virginia Commonwealth Transportation Board, Series A (RB)
150,000	5.00%, 03/15/23 (c)	184,889
450,000	5.00%, 03/15/23 (c)	542,254
1,450,000	5.00%, 03/15/23 (c)	1,787,255
	Virginia Public Building Authority, Series A (RB)
125,000	3.00%, 08/01/24 (c)	129,626
475,000	3.00%, 08/01/24 (c)	497,999
20,000	5.00%, 08/01/21 (c)	23,816
	Virginia Public Building Authority, Series C (RB)
400,000	4.00%, 08/01/24 (c)	470,128
1,750,000	5.00%, 08/01/23	2,181,025
870,000	Virginia Public School Authority, Series A (RB) (SAW) 5.00%, 08/01/24	1,101,368
1,000,000	Virginia Public School Authority, Series B (RB) (SAW) 4.00%, 08/01/24 (c)	1,161,140
350,000	Virginia Resources Authority, Series B (RB) 5.00%, 11/01/21 (c)	420,893
750,000	Virginia Small Business Financing Authority, Hampton University (RB) 5.25%, 10/01/24 (c)	909,315
1,100,000	Virginia State Public Building Authority, School Financing, Series A (RB) (SAW) 5.00%, 08/01/22	1,344,695
1,535,000	Virginia State Public School Authority, School Financing, Series A (RB) (SAW) 5.00%, 08/01/23	1,911,873
250,000	Virginia State, Resources Authority, Clean Water State (RB) 5.00%, 10/01/23 (c)	314,523
		33,972,585
Washington: 3.4%
350,000	Bellevue School District No. 405, King County (GO) (SBG) 4.38%, 06/01/21 (c)	398,626
	Central Puget Sound Regional Transit Authority, Sale Tax, Series S-1 (RB)
550,000	5.00%, 11/01/22 (c)	665,241
250,000	5.00%, 11/01/25 (c)	309,428
570,000	5.00%, 11/01/25 (c)	709,359
555,000	Central Puget Sound Regional Transit Authority, Sale Tax and Motor Vehicle Excise Tax, Series P-1 (RB) 5.00%, 02/01/22 (c)	666,882

See Notes to Financial Statements

48

Principal
Amount		Value

Washington: (continued)
$1,000,000	City of Seattle, Water System Revenue (RB) 5.00%, 05/01/25 (c)	$1,240,190
485,000	County of King, Series E (GO) 5.00%, 12/01/25 (c)	615,562
1,000,000	County of King, Washington Sewer Revenue, Series A (GO) 5.00%, 01/01/25 (c)	1,240,980
85,000	County of King, Washington Sewer Revenue, Series B (RB) 5.00%, 01/01/21 (c)	98,419
	Energy Northwest Colombia Generating Station Electric, Series A (RB)
260,000	5.00%, 07/01/21 (c)	307,271
350,000	5.00%, 07/01/21 (c)	415,170
350,000	5.00%, 07/01/24 (c)	425,436
200,000	Energy Northwest Generating Station, Series A (RB) 5.00%, 07/01/23	248,260
5,000	Energy Northwest, Series C (RB) 5.00%, 07/01/24 (c)	6,352
80,000	King County, Washington Limited Tax, Sewer Revenue, Series A (GO) 5.00%, 07/01/23	100,480
15,000	King County, Washington School District No. 409 Tahoma (GO) (SBG) 5.00%, 12/01/23 (c)	18,183
1,025,000	King County, Washington Sewer Revenue, Series A (RB) 5.00%, 01/01/23 (c)	1,268,345
550,000	Olympia School District No. 111 Thurston County, Series B (GO) (SBG) 5.00%, 06/01/22 (c)	662,431
975,000	Pierce County School District No. 10 Tacoma (GO) (SBG) 5.00%, 12/01/24	1,242,316
75,000	Port of Seattle, Intermediate Lien, Series A (RB) 5.00%, 08/01/22	90,833
20,000	Port of Seattle, Washington, Series A (RB) 5.00%, 08/01/22 (c)	23,749
	State of Washington, Federal Highway Grant Anticipation, SR 520 Corridor Program, Series C (RB)
200,000	5.00%, 09/01/23 (c)	243,886
115,000	5.00%, 09/01/23	142,011
850,000	State of Washington, Motor Vehicle Fuel Tax, Series D (GO) 3.00%, 07/01/23 (c)	863,702
	State of Washington, Motor Vehicle Fuel Tax, Series E (GO)
500,000	5.00%, 02/01/23 (c)	610,010
1,500,000	5.00%, 02/01/24 (c)	1,876,125
Principal
Amount		Value

Washington: (continued)
	State of Washington, Motor Vehicle Fuel Tax, Series R-B (GO)
$520,000	3.13%, 07/01/22 (c)	$531,856
300,000	5.00%, 07/01/24 (c)	375,891
2,050,000	5.00%, 07/01/24	2,593,598
	State of Washington, Motor Vehicle Fuel Tax, Series R-D (GO)
2,000,000	5.00%, 07/01/22 (c)	2,439,200
355,000	5.00%, 07/01/23 (c)	439,028
1,000,000	5.00%, 01/01/25 (c)	1,224,030
1,000,000	State of Washington, Motor Vehicle Fuel Tax, Series R-H (GO) 5.00%, 01/01/25 (c)	1,224,030
50,000	State of Washington, Motor Vehicle Fuel Tax, SR 520 Corridor Program, Series C (GO) 5.00%, 06/01/21 (c)	58,254
	State of Washington, Various Purpose, Series A (GO)
855,000	4.00%, 07/01/22	991,732
250,000	5.00%, 08/01/21 (c)	293,530
300,000	5.00%, 08/01/21 (c)	357,573
1,000,000	5.00%, 07/01/22	1,218,940
1,750,000	5.00%, 08/01/22 (c)	2,125,235
835,000	5.00%, 08/01/23 (c)	1,034,824
1,000,000	State of Washington, Various Purpose, Series A-1 (GO) 5.00%, 08/01/25 (c)	1,224,530
	State of Washington, Various Purpose, Series D (GO)
240,000	5.00%, 02/01/22 (c)	288,089
535,000	5.00%, 02/01/23	659,644
1,675,000	5.00%, 02/01/23 (c)	2,037,537
	State of Washington, Various Purpose, Series R-A (GO)
2,000,000	4.00%, 07/01/24 (c)	2,329,120
375,000	5.00%, 07/01/21 (c)	445,856
	State of Washington, Various Purpose, Series R-C (GO)
295,000	4.00%, 07/01/23 (c)	331,022
625,000	5.00%, 07/01/22 (c)	757,300
50,000	5.00%, 01/01/25 (c)	60,893
350,000	5.00%, 01/01/25 (c)	432,149
1,000,000	5.00%, 01/01/25 (c)	1,245,490
630,000	State of Washington, Various Purpose, Series R-E (GO) 5.00%, 01/01/25 (c)	767,252
170,000	Tacoma School District No. 10 of Pierce County (GO) (SBG) 5.00%, 12/01/25 (c)	210,560
1,800,000	Tobacco Settlement Authority (RB) 5.00%, 06/01/22	2,100,708
	University of Washington, General Revenue, Series A (RB)
1,000,000	5.00%, 04/01/21 (c)	1,179,020
500,000	5.00%, 04/01/21 (c)	590,820
475,000	University of Washington, General Revenue, Series C (RB) 5.00%, 01/01/23 (c)	569,634

See Notes to Financial Statements

49

AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Washington: (continued)
$1,000,000	Washington Federal Highway Grant Anticipation, SR 520 Corridor Program, Series F (RB) 5.00%, 09/01/22	$1,211,100
	Washington Health Care Facilities Authority, Providence Health and Services, Series A (RB)
225,000	5.00%, 10/01/22 (c)	263,192
75,000	5.00%, 10/01/22 (c)	89,213
1,975,000	Washington State, Various Purpose, Series A (GO) 5.00%, 08/01/23 (c)	2,394,786
		48,584,883
West Virginia: 0.1%
	West Virginia University Board of Governors, Series A (RB)
500,000	5.00%, 10/01/22 (c)	602,130
580,000	5.00%, 10/01/22 (c)	707,148
		1,309,278
Wisconsin: 0.9%
560,000	Public Finance Authority, Renown Regional Medical Center Project, Series A (RB) 5.00%, 06/01/25 (c)	644,067
275,000	State of Wisconsin, Clean Water Revenue, Series 2 (RB) 5.00%, 06/01/23	342,089
240,000	State of Wisconsin, Series 2 (GO) 5.00%, 11/01/21 (c)	288,046
	State of Wisconsin, Series 3 (GO)
125,000	5.00%, 11/01/22 (c)	152,398
385,000	5.00%, 11/01/22 (c)	472,595
	State of Wisconsin, Series 4 (GO)
1,500,000	5.00%, 11/01/24 (c)	1,883,130
550,000	5.00%, 11/01/24 (c)	698,428
	State of Wisconsin, Series A (GO)
300,000	4.00%, 05/01/21 (c)	327,174
80,000	4.00%, 05/01/21 (c)	87,645
	State of Wisconsin, Series B (GO)
500,000	4.50%, 05/01/21 (c)	565,195
75,000	5.00%, 05/01/21 (c)	88,569
Principal
Amount		Value

Wisconsin: (continued)
	State of Wisconsin, Series C (GO)
$755,000	4.00%, 05/01/21 (c)	$827,148
750,000	4.00%, 05/01/21 (c)	832,215
500,000	5.00%, 05/01/24 (c)	612,345
	Wisconsin Department of Transportation, Series A (RB)
1,000,000	5.00%, 07/01/24 (c)	1,219,720
500,000	5.00%, 07/01/24 (c)	614,920
205,000	Wisconsin Health and Educational Facilities Authority, Aurora Health Care, Inc., Series A (RB) 5.00%, 07/15/21 (c)	234,338
90,000	Wisconsin Health and Educational Facilities Authority, Gundersen Lutheran, Series A (RB) 4.75%, 10/15/21 (c)	100,592
1,000,000	Wisconsin State Transportation, Series 0 (RB) 5.00%, 07/01/23 (c)	1,208,030
	Wisconsin State Transportation, Series 1 (RB)
75,000	5.00%, 07/01/22 (c)	89,411
35,000	5.00%, 07/01/22 (c)	42,020
800,000	5.00%, 07/01/23 (c)	975,400
		12,305,475
Total Municipal Bonds (Cost: $1,344,257,306)		1,400,631,636

Number
of Shares
MONEY MARKET FUND: 0.3% (Cost: $4,479,025)
4,479,025	Dreyfus Tax Exempt Cash Management Fund — Class B Shares	4,479,025
Total Investments: 99.0% (Cost: $1,348,736.331)		1,405,110,661
Other assets less liabilities: 1.0%		13,688,306
NET ASSETS: 100.0%		$1,418,798,967

AGM	Assured Guaranty Municipal Corp.
CP	Certificate of Participation
GO	General Obligation
Q-SBLF	Qualified School Board Loan Fund
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
TA	Tax Allocation
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond — the rate shown is the effective yield at purchase date

See Notes to Financial Statements

50

Summary of Investments By Sector (unaudited)	% of Investments	Value
Education	6.9%	$97,349,336
Health Care	4.6	64,427,365
Housing	0.2	2,016,273
Industrial Revenue	0.3	4,754,012
Leasing	7.1	100,089,334
Local	19.0	266,633,141
Power	5.2	72,213,703
Solid Waste/Resource Recovery	0.3	4,652,689
Special Tax	10.1	141,429,254
State	25.7	361,096,085
Transportation	11.9	167,512,810
Water & Sewer	8.4	118,457,634
Money Market Fund	0.3	4,479,025
	100.0%	$1,405,110,661

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Municipal Bonds*	$—	$1,400,631,636	$—	$1,400,631,636
Money Market Fund	4,479,025	—	—	4,479,025
Total	$4,479,025	$1,400,631,636	$—	$1,405,110,661

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

51

AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal
Amount		Value

MUNICIPAL BONDS: 98.3%
Alabama: 2.0%
$1,000,000	County of Jefferson, Alabama Sewer Revenue, Series B (RB) (AGM) 6.63%, 10/01/23 (c) ^	$388,460
500,000	Decatur City Board of Education (ST) 5.00%, 02/01/25 (c)	578,450
750,000	Infirmary Health System Special Care Facilities Financing Authority of Mobile (RB) 4.00%, 02/01/26 (c)	770,707
	Lower Alabama Gas District, Gas Project Revenue, Series A (RB)
500,000	5.00%, 09/01/34	620,080
450,000	5.00%, 09/01/46	573,511
250,000	State of Alabama (GO) 3.00%, 02/01/26 (c)	252,738
		3,183,946
Arizona: 1.9%
600,000	Arizona Board of Regents, Arizona State University Projects, Series A (RB) 5.00%, 07/01/22 (c)	681,438
750,000	Arizona Health Facilities Authority (RB) 5.00%, 01/01/24 (c)	854,677
900,000	Arizona Health Facilities Authority, Series A (RB) 3.75%, 01/01/22 (c)	911,430
400,000	Salt River Project Agricultural Improvement & Power District, Arizona Salt River Project Electric System, Series A (RB) 5.00%, 06/01/25 (c)	473,956
		2,921,501
California: 18.6%
425,000	Antelope Valley Community College District (GO) 5.00%, 02/01/25 (c)	502,822
140,000	Bay Area Toll Authority, Series F-1 (RB) 5.00%, 04/01/24 (c)	163,005
120,000	Bay Area Toll Authority, Series S-4 (RB) 5.25%, 04/01/23 (c)	139,987
250,000	California Health Facilities Financing Authority (RB) 4.50%, 11/15/21 (c)	273,915
	California Health Facilities Financing Authority, Series A (RB)
520,000	4.00%, 03/01/23 (c)	539,484
100,000	4.00%, 08/15/24 (c)	109,430
400,000	5.00%, 08/15/23 (c)	467,216
250,000	5.00%, 11/15/25 (c)	296,645
555,000	California Infrastructure & Economic Development Bank, Series A (RB) 4.00%, 11/01/23 (c)	589,310
	California State Public Works Board (RB)
500,000	3.50%, 12/01/25 (c)	520,665
500,000	4.00%, 12/01/25 (c)	557,195
500,000	4.00%, 12/01/25 (c)	554,515
Principal
Amount		Value

California: (continued)
$495,000	California State Public Works Board, Series A (RB) 5.00%, 03/01/23 (c)	$583,060
975,000	California State University, Series A (RB) 5.00%, 11/01/24 (c)	1,192,162
	California Statewide Communities Development Authority (RB)
500,000	5.00%, 08/01/22 (c)	571,290
675,000	5.00%, 07/01/24 (c)	771,505
450,000	5.00%, 02/15/26 (c)	543,586
500,000	5.00%, 05/15/26 (c)	593,210
500,000	City of Los Angeles CA Wastewater System Revenue (RB) 4.00%, 06/01/25 (c)	541,940
	City of Los Angeles Department of Airports (RB)
500,000	5.00%, 05/15/22 (c)	593,560
135,000	5.00%, 05/15/25 (c)	159,972
50,000	City of San Francisco CA Public Utilities Commission Water Revenue, Series A (RB) 4.00%, 05/01/22 (c)	52,360
250,000	Cupertino Union School District (GO) 4.00%, 08/01/26 (c)	275,840
470,000	East Bay Municipal Utility District Water System Revenue (RB) 4.00%, 06/01/25 (c)	508,643
	Eastern Municipal Water District, Wastewater Revenue, Series A (RB)
500,000	5.00%, 07/01/26 (c)	602,545
250,000	5.00%, 07/01/26 (c)	312,373
500,000	El Camino Community College District (GO) 5.24%, 08/01/38 ^	228,815
305,000	El Camino Community College District, Series C (GO) 4.00%, 08/01/22 (c)	323,840
500,000	Golden State Tobacco Securitization Corp (RB) 5.00%, 06/01/25 (c)	590,680
250,000	Imperial Irrigation District Electric System Revenue (RB) 5.00%, 05/01/26 (c)	303,970
335,000	Los Angeles Department of Water and Power, Series A (RB) 5.00%, 07/01/24 (c)	395,638
750,000	Metropolitan Water District of Southern California (RB) 5.00%, 07/01/25 (c)	903,285
400,000	Pasadena Unified School District (GO) 4.13%, 05/01/22 (c)	424,060
500,000	Port of Los Angeles, Harbor Department, Series B (RB) 5.00%, 08/01/24 (c)	581,235
	Regents of the University of California Series AR (RB)
250,000	4.00%, 05/15/26 (c)	275,615
500,000	5.00%, 05/15/26 (c)	620,310

See Notes to Financial Statements

52

Principal
Amount		Value

California: (continued)
$475,000	Regents of University of California, Series AI (RB) 5.00%, 05/15/23 (c)	$568,713
400,000	San Diego Unified School District, Series I (GO) 4.14%, 07/01/25 (c) ^	180,452
465,000	San Jose, California Financing Authority Lease, Series A (RB) 5.00%, 06/01/23 (c)	533,127
	San Mateo Union High School District, Series A (GO)
250,000	5.00%, 09/01/23 (c)	284,235
750,000	7.00%, 09/01/36 (c)(e)	637,440
650,000	Santa Clara County, Series B (GO) 3.38%, 08/01/22 (c)	660,419
100,000	Semitropic Improvement District, Series A (RB) 4.00%, 12/01/22 (c)	105,497
	State of California (GO)
450,000	3.00%, 09/01/26 (c)	451,980
700,000	5.00%, 10/01/24 (c)	854,504
500,000	5.00%, 10/01/24 (c)	593,000
500,000	5.00%, 08/01/25 (c)	613,200
350,000	5.00%, 08/01/25 (c)	428,585
750,000	5.00%, 09/01/26 (c)	907,515
635,000	State of California, Series CK (GO) 3.75%, 12/01/24 (c)	670,262
	State of California, Various Purpose (GO)
30,000	4.00%, 04/01/23 (c)	32,052
50,000	4.38%, 02/01/22 (c)	53,846
800,000	4.50%, 12/01/23 (c)	886,472
650,000	5.00%, 04/01/22 (c)	755,781
890,000	5.00%, 09/01/22 (c)	1,044,406
300,000	5.00%, 04/01/23 (c)	350,415
1,200,000	5.00%, 11/01/23 (c)	1,417,272
400,000	West Valley-Mission Community College District (GO) 4.00%, 08/01/22 (c)	425,648
		29,118,504
Colorado: 2.1%
500,000	Colorado Health Facilities Authority (RB) 4.00%, 01/15/26 (c)	523,320
	Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project (RB)
115,000	5.00%, 06/01/22 (c)	125,349
450,000	5.00%, 06/01/22 (c)	500,427
500,000	Joint School District No 27J in Adams and Weld Counties (GO) (SAW) 5.00%, 12/01/25 (c)	604,425
	Park Creek Metropolitan District (RB)
250,000	5.00%, 12/01/25 (c)	283,108
250,000	5.00%, 12/01/25 (c)	284,203
230,000	Regional Transportation District, Series A (CP) 5.00%, 06/01/23 (c)	265,459
650,000	University of Colorado Hospital Authority, Series A (RB) 5.00%, 11/15/22 (c)	741,461
		3,327,752
Principal
Amount		Value

Connecticut: 0.9%
$400,000	Connecticut State Health & Educational Facility Authority, Series A (RB) 5.00%, 07/01/21 (c)	$440,564
500,000	State of Connecticut (GO) 5.00%, 06/15/25 (c)	588,370
370,000	State of Connecticut, Series F (GO) 5.00%, 11/15/24 (c)	437,233
		1,466,167
District of Columbia: 1.3%
725,000	District of Columbia (RB) 5.00%, 01/15/26 (c)	838,064
500,000	District of Columbia, Association of American Medical College Issue, Series B (RB) 5.00%, 10/01/21 (c)	541,515
650,000	Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series A (RB) 5.00%, 04/01/22 (c)	709,585
		2,089,164
Florida: 6.1%
400,000	Broward County, Florida, Water & Sewer Utility Revenue, Series A (RB) 5.00%, 10/01/22 (c)	474,212
400,000	Central Florida Expressway Authority, Series A (RB) 5.00%, 07/01/23 (c)	467,444
255,000	City of Tallahassee, Florida Health Facilities Authority (RB) 4.00%, 12/01/25 (c)	256,507
1,150,000	City of Tampa, Florida Health System, Series A (RB) 5.00%, 05/15/22 (c)	1,315,542
600,000	Collier County, Florida, Industrial Development Authority (RB) 6.25%, 04/01/21 (c)	712,764
10,000	County of Broward, Florida Airport System Revenue (RB) 5.00%, 10/01/22 (c)	11,600
975,000	County of Miami-Dade, Building Better Communities Program, Series B (GO) 4.00%, 07/01/24 (c)	1,072,480
615,000	County of Miami-Dade, Florida Transit System Sales Surtax Revenue (RB) 5.00%, 07/01/22 (c)	729,218
400,000	County of Miami-Dade, Florida Water & Sewer System Revenue (RB) 5.00%, 10/01/22 (c)	463,744
285,000	Jacksonville Transportation Authority (RB) 5.00%, 08/01/25 (c)	343,197
1,100,000	Miami-Dade County, Florida Transit System (RB) 5.00%, 07/01/22 (c)	1,280,587
825,000	Orange County, Florida Health Facilities Authority, Hospital Revenue, Orlando Health, Inc., Series A (RB) 5.00%, 04/01/22 (c)	917,482

See Notes to Financial Statements

53

AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Florida: (continued)
$500,000	Palm Beach County, Public Improvement (RB) 5.00%, 12/01/25 (c)	$595,985
750,000	Tampa Hillsborough County Expressway Authority, Series B (RB) 5.00%, 07/01/22 (c)	845,422
		9,486,184
Georgia: 1.1%
500,000	Georgia Higher Education Facilities Authority (RB) 4.13%, 06/15/25 (c)	545,385
750,000	Private Colleges & Universities Authority, Emory University, Series A (RB) 5.00%, 10/01/23 (c)	872,760
250,000	Valdosta & Lowndes County, Georgia Hospital Authority, South Georgia Medical Project, Series B (RB) 5.00%, 10/01/21 (c)	280,488
		1,698,633
Hawaii: 0.8%
445,000	City & County of Hawaii, Series A (GO) 4.00%, 03/01/26 (c)	489,371
200,000	City & County of Honolulu, Hawaii (GO) 5.00%, 11/01/22 (c)	239,858
565,000	State of Hawaii, Series FB (GO) 3.00%, 04/01/26 (c)	560,796
		1,290,025
Idaho: 0.5%
	Idaho Health Facilities Authority, Series A (RB)
250,000	5.00%, 03/01/22 (c)	273,315
475,000	5.00%, 03/01/24 (c)	539,381
		812,696
Illinois: 3.4%
500,000	Chicago O’Hare International Airport (RB) 5.00%, 01/01/25 (c)	586,555
420,000	City of Chicago, Sales Tax, Series A (RB) 4.38%, 01/01/22 (c)	420,710
500,000	City of Chicago, Series A (GO) 5.00%, 01/01/22 (c)	483,455
	Illinois Finance Authority (RB)
240,000	5.00%, 05/15/25 (c)	280,826
140,000	5.00%, 10/01/25 (c)	162,551
900,000	Illinois Finance Authority, Advocate Health Care Network (RB) 4.00%, 06/01/22 (c)	919,467
500,000	Illinois Finance Authority, Chicago University Medical Center, Series C (RB) 5.50%, 02/15/21 (c)	571,535
400,000	Illinois Finance Authority, Northwestern Healthcare (RB) 4.00%, 08/15/22 (c)	428,884
400,000	Illinois Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Series B (RB) 4.25%, 06/15/22 (c)	395,624
Principal
Amount		Value

Illinois: (continued)
	State of Illinois (GO) (AGM)
$250,000	4.38%, 04/01/24 (c)	$259,905
455,000	5.00%, 03/01/22 (c)	478,651
300,000	State of Illinois, Series A (GO) 4.50%, 01/01/22 (c)	304,779
		5,292,942
Indiana: 1.2%
	Carmel Redevelopment Authority, Series A (RB)
25,000	4.00%, 08/01/22 (c)	26,530
45,000	4.00%, 08/01/22 (c)	47,965
400,000	Indiana Finance Authority, Community Health Network, Series A (RB) 4.00%, 05/01/23 (c)	409,564
275,000	Indiana Finance Authority, Educational Facilities, Marian University Project (RB) 6.38%, 09/15/21 (c)	313,489
500,000	Indiana Finance Authority, Wastewater Utility, CWA Authority Project (RB) 5.25%, 10/01/21 (c)	582,340
400,000	Indiana Municipal Power Agency (RB) 5.00%, 07/01/26 (c)	468,060
		1,847,948
Kentucky: 0.5%
500,000	Kentucky Economic Development Finance Authority (RB) 4.25%, 07/01/25 (c)	514,900
250,000	Kentucky Public Transportation Infrastructure Authority, Downtown Crossing Project, Series A (RB) 5.75%, 07/01/23 (c)	288,068
		802,968
Louisiana: 1.7%
	Louisiana Local Government Environmental Facilities and Community Development Authority, Act 360 Project (RB)
500,000	5.00%, 10/01/24 (c)	571,820
750,000	5.00%, 10/01/24 (c)	871,612
	Louisiana Local Government Environmental Facilities and Community Development Authority, East Baton Rouge Commission Project, Series A (RB)
375,000	4.00%, 02/01/23 (c)	387,068
400,000	5.00%, 02/01/24 (c)	454,884
395,000	Louisiana Public Facilities Authority, Loyola University Project (RB) 5.00%, 10/01/21 (c)	429,839
		2,715,223
Maine: 0.3%
350,000	Maine Health and Higher Educational Facilities Authority, Eastern Maine Medical Center Obligated Group Issue (RB) 5.00%, 07/01/23 (c)	384,601

See Notes to Financial Statements

54

Principal
Amount		Value

Maryland: 1.3%
$400,000	City of Baltimore, Maryland (RB) 5.00%, 01/01/25 (c)	$464,892
	Maryland Health & Higher Educational Facilities Authority (RB)
255,000	4.00%, 07/01/24 (c)	266,924
475,000	5.00%, 02/15/25 (c)	556,234
135,000	Maryland Health & Higher Educational Facilities Authority, Series A (RB) 4.00%, 07/01/22 (c)	139,082
500,000	Washington Suburban Sanitary Commission (GO) 4.00%, 06/01/24 (c)	542,335
		1,969,467
Massachusetts: 4.4%
385,000	Boston Water & Sewer Commission (RB) 3.63%, 11/01/24 (c)	396,215
	Commonwealth of Massachusetts (GO)
425,000	3.25%, 09/01/25 (c)	429,084
790,000	4.00%, 09/01/25 (c)	852,481
750,000	4.00%, 09/01/25 (c)	808,057
270,000	4.50%, 12/01/21 (c)	296,754
250,000	5.00%, 08/01/21 (c)	290,655
635,000	Massachusetts Bay Transportation Authority (RB) 4.00%, 07/01/25 (c)	698,316
325,000	Massachusetts Bay Transportation Authority, Series A (RB) 4.00%, 07/01/22 (c)	344,266
1,000,000	Massachusetts School Building Authority (RB) 5.00%, 08/15/25 (c)	1,205,890
400,000	Massachusetts School Building Authority, Senior Dedicated Sales Tax Bonds, Series B (RB) 5.00%, 10/15/21 (c)	466,580
500,000	Massachusetts State College Building Authority (RB) 5.00%, 05/01/25 (c)	606,380
400,000	Metropolitan Boston Transit Parking Corp., Systemwide Senior Lien Parking (RB) 5.25%, 07/01/21 (c)	470,052
		6,864,730
Michigan: 1.5%
	Karegnondi Water Authority, Michigan Water Supply System, Series A (RB)
345,000	4.50%, 11/01/23 (c)	380,952
120,000	5.00%, 11/01/23 (c)	134,287
500,000	L’Anse Creuse Public Schools (GO) (Q-SBLF) 3.75%, 05/01/25 (c)	516,200
400,000	Lansing, Michigan Board of Water & Light, Utility System, Series A (RB) 5.00%, 07/01/21 (c)	461,708
	Michigan Finance Authority (RB)
700,000	4.00%, 06/01/25 (c)	750,064
150,000	5.00%, 12/01/21 (c)	170,235
		2,413,446
Principal
Amount		Value

Minnesota: 1.0%
$400,000	Minneapolis-St Paul Metropolitan Airports Commission, Series A (RB) 5.00%, 01/01/24 (c)	$462,352
400,000	State of Minnesota, Series A (RB) 5.00%, 06/01/23 (c)	464,472
600,000	Western Minnesota Municipal Power Agency, Series A (RB) 5.00%, 01/01/24 (c)	704,850
		1,631,674
Missouri: 1.7%
450,000	City of Kansas City, Series E (RB) 3.13%, 04/01/25 (c)	446,634
	Health & Educational Facilities Authority of the State of Missouri, Series A (RB)
765,000	4.00%, 06/01/24 (c)	820,049
85,000	5.00%, 11/15/23 (c)	94,805
250,000	Health & Educational Facilities Authority of the State of Missouri, Series F (RB) 4.00%, 11/15/24 (c)	262,405
350,000	Metropolitan St Louis Sewer District, Series A (RB) 5.00%, 05/01/22 (c)	406,224
500,000	Missouri Joint Municipal Electric Utility Commission (RB) 4.00%, 06/01/26 (c)	544,095
		2,574,212
Nebraska: 1.9%
	Central Plains Energy Project, Nebraska Gas Project No. 3 (RB)
1,250,000	5.00%, 09/01/22 (c)	1,375,600
400,000	5.25%, 09/01/22 (c)	455,684
555,000	Omaha Public Power District, Series A (RB) 5.25%, 02/01/25 (c)	655,988
250,000	Omaha Public Power District, Series B (RB) 5.00%, 02/01/21 (c)	285,340
235,000	Omaha School District (GO) 3.13%, 12/15/24 (c)	245,387
		3,017,999
Nevada: 1.7%
350,000	Clark County School District (GO) 4.00%, 12/15/25 (c)	381,784
1,000,000	Las Vegas Valley Water District (GO) 4.00%, 06/01/22 (c)	1,048,340
400,000	Las Vegas Valley, Nevada Water District, Series B (GO) 4.00%, 06/01/22 (c)	425,028
730,000	Washoe County, Nevada Highway Revenue (RB) 5.00%, 02/01/19 (c)	794,656
		2,649,808
New Jersey: 3.2%
130,000	New Jersey Educational Facilities Authority, Series A (RB) 5.00%, 07/01/24 (c)	149,703

See Notes to Financial Statements

55

AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

New Jersey: (continued)
$150,000	New Jersey Health Care Facilities Financing Authority, Series A (RB) 5.25%, 07/01/23 (c)	$173,157
	New Jersey State Transportation Trust Fund Authority, Series B (RB)
1,000,000	5.00%, 06/15/21 (c)	1,057,160
750,000	5.25%, 06/15/21 (c)	808,027
600,000	New Jersey State Turnpike Authority, Series A (RB) 5.00%, 07/01/22 (c)	685,842
1,250,000	New Jersey Turnpike Authority (RB) 5.00%, 01/01/25 (c)	1,444,500
	Rutgers, State University of New Jersey, Series M (RB)
450,000	3.13%, 05/01/21 (c)	446,913
175,000	3.13%, 05/01/21 (c)	173,485
		4,938,787
New York: 12.8%
	Build NYC Resource Corp., New York Law School Project (RB)
665,000	4.00%, 01/01/26 (c)	681,598
600,000	5.00%, 01/01/26 (c)	678,444
255,000	City of New York, Series A (GO) 3.50%, 08/01/24 (c)	268,625
600,000	Long Island Power Authority, Electric System General Revenue, Series A (RB) 5.00%, 09/01/22 (c)	692,160
1,065,000	Metropolitan Transportation Authority (RB) 5.00%, 11/15/25 (c)	1,287,532
	Metropolitan Transportation Authority, Series A (RB)
300,000	5.00%, 05/15/25 (c)	350,514
250,000	5.25%, 11/15/26 (c)	313,833
25,000	Metropolitan Transportation Authority, Series B (RB) 4.25%, 11/15/22 (c)	26,506
25,000	Metropolitan Transportation Authority, Series D (RB) 5.00%, 11/15/23 (c)	29,416
	Metropolitan Transportation Authority, Series E (RB)
550,000	5.00%, 11/15/22 (c)	623,155
650,000	5.00%, 11/15/23 (c)	765,791
150,000	Nassau County, New York General Improvement, Series A (GO) 4.00%, 04/01/22 (c)	156,740
	New York City Municipal Water Finance Authority, Water & Sewer System, Series AA (RB)
305,000	5.00%, 06/15/21 (c)	350,543
500,000	5.00%, 06/15/24 (c)	590,870
500,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series CC (RB) 5.00%, 12/15/21 (c)	581,290
Principal
Amount		Value

New York: (continued)
$20,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series DD (RB) 5.00%, 06/15/24 (c)	$23,959
	New York City Municipal Water Finance Authority, Water & Sewer System, Series EE (RB)
500,000	5.00%, 06/15/23 (c)	592,800
485,000	5.00%, 06/15/23 (c)	567,692
845,000	5.00%, 06/15/24 (c)	1,012,285
500,000	New York City Transitional Finance Authority Future Tax Secured Revenue (RB) 5.00%, 08/01/24 (c)	597,905
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F (RB)
300,000	3.00%, 02/01/26 (c)	298,566
250,000	3.00%, 02/01/26 (c)	250,203
600,000	New York City Transitional Finance Authority, Future Tax Secured, Series E-1 (RB) 5.00%, 02/01/22 (c)	695,040
	New York City Water & Sewer System (RB)
250,000	4.00%, 12/15/26 (c)	276,650
325,000	5.25%, 12/15/21 (c)	385,372
	New York Liberty Development Corp., 4 World Trade Center Project (RB)
600,000	5.00%, 11/15/21 (c)	684,678
1,050,000	5.75%, 11/15/21 (c)	1,238,905
500,000	New York Liberty Development Corp., Secured by Port Authority Consolidated Bonds (RB) 5.00%, 12/15/21 (c)	581,575
	New York State Dormitory Authority, Series A (RB)
300,000	5.00%, 03/15/23 (c)	345,597
135,000	5.00%, 03/15/24 (c)	160,653
400,000	New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 03/15/21 (c)	457,740
300,000	New York State Thruway Authority, Series I (RB) 5.00%, 01/01/22 (c)	343,080
	New York State Urban Development Corp (RB)
250,000	5.00%, 09/15/25 (c)	298,888
500,000	5.00%, 09/15/25 (c)	599,610
	Port Authority of New York & New Jersey, Series 171 (RB)
50,000	4.00%, 01/15/22 (c)	53,656
15,000	4.50%, 01/15/22 (c)	16,425
25,000	Port Authority of New York & New Jersey, Series 184 (RB) 5.00%, 09/01/24 (c)	29,650
1,000,000	Triborough Bridge & Tunnel Authority (RB) 5.00%, 05/15/26 (c)	1,198,970

See Notes to Financial Statements

56

Principal
Amount		Value

New York: (continued)
$635,000	Triborough Bridge and Tunnel Authority, Series A (RB) 4.00%, 11/15/22 (c)	$675,113
1,000,000	Utility Debt Securitization Authority (RB) 5.00%, 12/15/23 (c)	1,190,650
100,000	Westchester County Local Development Corp (RB) 3.75%, 11/01/25 (c)	100,972
		20,073,651
North Carolina: 1.2%
380,000	Charlotte-Mecklenburg Hospital Authority, Carolina HealthCare System, Series A (RB) 5.25%, 01/15/21 (c)	429,810
	North Carolina Medical Care Commission, Series B (RB)
650,000	4.00%, 12/01/22 (c)	681,388
250,000	5.00%, 12/01/22 (c)	287,838
370,000	Town of Cary, North Carolina Combined Utility Systems Revenue (RB) 4.00%, 12/01/22 (c)	400,185
		1,799,221
Ohio: 2.5%
400,000	Akron, Bath Copley Joint Township Hospital District (RB) 5.00%, 05/15/23 (c)	441,824
85,000	American Municipal Power Inc. (RB) 5.00%, 02/15/24 (c)	97,861
500,000	Clermont County Port Authority (RB) 4.25%, 12/01/25 (c)	523,635
1,150,000	Northeast Ohio Regional Sewer District (RB) 5.00%, 11/15/24 (c)	1,346,500
	Ohio Higher Educational Facility Commission, Series A (RB)
60,000	4.00%, 01/01/22 (c)	63,613
900,000	5.00%, 01/01/22 (c)	1,030,779
350,000	Ohio State Hospital, University Hospital Health System, Inc., Series A (RB) 5.00%, 01/15/22 (c)	388,328
		3,892,540
Oregon: 1.0%
650,000	Portland, Oregon Sewer System, Second Lien, Series B (RB) 4.00%, 10/01/24 (c)	699,978
700,000	State of Oregon, Series N (GO) 5.00%, 08/01/23 (c)	827,953
		1,527,931
Pennsylvania: 4.0%
	Berks County Municipal Authority, Reading Hospital and Medical Center Project, Series A (RB)
50,000	5.00%, 05/01/22 (c)	54,758
55,000	5.00%, 05/01/22 (c)	60,769
500,000	City of Philadelphia, Series B (GO) 4.00%, 08/01/25 (c)	528,070

Principal
Amount		Value

Pennsylvania: (continued)
$85,000	Commonwealth of Pennsylvania (GO) 4.00%, 06/15/24 (c)	$92,291
	Dauphin County, General Authority Health System, Pinnacle Health System Project, Series A (RB)
320,000	4.00%, 06/01/22 (c)	328,858
270,000	5.00%, 06/01/22 (c)	303,126
400,000	Delaware River Port Authority (RB) 5.00%, 01/01/24 (c)	456,712
400,000	Monroeville Finance Authority (RB) 5.00%, 08/15/22 (c)	445,708
725,000	Pennsylvania Economic Development Financing Authority (RB) 6.00%, 01/01/24 (c)	893,446
400,000	Pennsylvania Higher Educational Facilities Authority (RB) 5.00%, 11/01/22 (c)	435,056
	Pennsylvania Turnpike Commission (RB)
500,000	5.00%, 12/01/22 (c)	561,795
500,000	5.00%, 12/01/25 (c)	566,215
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue, Series A (RB) 6.00%, 12/01/20 (c)	5,981
500,000	Philadelphia Authority for Industrial Development (RB) 5.00%, 04/01/25 (c)	578,075
500,000	State College Area School District (GO) (SAW) 5.00%, 03/15/25 (c)	584,945
250,000	Westmoreland County, Municipal Authority (RB) 5.00%, 08/15/23 (c)	292,445
		6,188,250
South Carolina: 2.4%
225,000	Greenville Health System (RB) 5.00%, 05/01/24 (c)	254,376
	South Carolina State Public Service Authority (RB)
500,000	4.00%, 12/01/24 (c)	528,625
500,000	4.00%, 06/01/25 (c)	528,450
500,000	5.00%, 12/01/24 (c)	572,665
500,000	5.00%, 06/01/25 (c)	569,545
245,000	5.25%, 12/01/25 (c)	285,695
75,000	South Carolina State Public Service Authority, Series C (RB) 5.00%, 12/01/21 (c)	86,385
500,000	South Carolina State Public Service Authority, Series E (RB) 5.50%, 12/01/23 (c)	581,185
400,000	South Carolina Transportation Infrastructure Bank, Series B (RB) 3.63%, 10/01/22 (c)	414,940
		3,821,866
Tennessee: 0.4%
100,000	Chattanooga Health Educational & Housing Facility Board, Series A (RB) 5.25%, 01/01/23 (c)	113,226

See Notes to Financial Statements

57

AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Tennessee: (continued)
$250,000	Chattanooga-Hamilton County, Tennessee Hospital Authority, Series A (RB) 5.00%, 10/01/24 (c)	$281,563
250,000	Tennessee State School Bond Authority (RB) 5.00%, 11/01/25 (c)	297,170
		691,959
Texas: 9.8%
450,000	Aldine Independent School District (GO) 3.13%, 02/15/25 (c)	454,302
290,000	Austin Community College District (GO) 5.00%, 08/01/25 (c)	350,016
250,000	Central Texas Regional Mobility Authority (RB) 5.00%, 07/01/25 (c)	287,610
430,000	Central Texas Turnpike System (RB) 5.00%, 08/15/24 (c)	498,434
250,000	Central Texas Turnpike System, Series B (RB) 5.00%, 08/15/24 (c)	291,393
225,000	City Public Service Board of San Antonio, Texas (RB) 5.00%, 02/01/24 (c)	259,061
	Dallas Area Rapid Transit (RB)
1,000,000	5.00%, 12/01/25 (c)	1,218,350
500,000	5.00%, 12/01/25 (c)	614,935
500,000	Dallas, Texas Fort Worth International Airport (RB) 5.00%, 11/01/20 (c)	572,460
500,000	Highland Park Independent School District (GO) 3.00%, 02/15/25 (c)	509,680
180,000	Houston Community College System (GO) 5.00%, 02/15/20 (c)	204,577
525,000	Houston, Texas Combine Utility System, First Lien, Series D (RB) 5.00%, 11/15/21 (c)	604,989
900,000	Lower Colorado River Authority (RB) 5.00%, 05/15/23 (c)	1,040,472
	Lower Colorado River Authority, Transmission Services Corporation Project (RB)
580,000	4.00%, 05/15/22 (c)	608,507
505,000	4.00%, 05/15/22 (c)	534,669
800,000	North Texas Tollway Authority (RB) 5.00%, 01/01/23 (c)	916,664
610,000	Regents of the University of Texas, Series B (RB) 4.00%, 02/15/26 (c)	675,532
525,000	San Jacinto College District, Series B (GO) 3.38%, 02/15/26 (c)	530,003
300,000	Southwest Independent School District (GO) 5.00%, 02/01/22 (c)	346,818
Principal
Amount		Value

Texas: (continued)
$330,000	Tarrant County Cultural Education Facilities Finance Corp (RB) 5.00%, 05/15/23 (c)	$379,672
200,000	Tarrant County Cultural Education Facilities Finance Corp, Series A (RB) 4.00%, 05/15/23 (c)	211,162
435,000	Tarrant County, Cultural Education Facilities Finance Corp., Series A (RB) 3.00%, 05/15/26 (c)	429,206
850,000	Texas Transportation Commission, Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/24 (c)	973,122
1,150,000	Texas Transportation Commission, Series A (RB) 5.00%, 08/15/22 (c)	1,289,805
250,000	Texas Water and Wastewater System (RB) 5.00%, 05/15/24 (c)	293,033
750,000	Texas Water Development Board (RB) 5.00%, 10/15/25 (c)	897,127
230,000	University of Houston System (RB) 5.00%, 02/15/21 (c)	262,430
		15,254,029
Utah: 0.5%
220,000	Utah Transit Authority, Series A (RB) 5.00%, 06/15/25 (c)	266,167
500,000	Utah Transit Authority, Subordinated Sales Tax (RB) 4.00%, 06/15/22 (c)	516,140
		782,307
Virginia: 0.8%
650,000	Virginia Commonwealth University Health System Authority (RB) 4.75%, 07/01/21 (c)	703,963
500,000	Virginia Small Business Financing Authority, Hampton University (RB) 4.00%, 10/01/24 (c)	521,025
		1,224,988
Washington: 2.9%
500,000	Central Puget Sound Regional Transit Authority (RB) 5.00%, 11/01/25 (c)	606,450
305,000	Energy Northwest Columbia Generating Station, Series A (RB) 4.00%, 07/01/25 (c)	329,004
500,000	King County, Washington Limited Tax Sewer Revenue, Series A (GO) 5.00%, 01/01/25 (c)	607,610
575,000	King County, Washington Sewer Revenue (RB) 5.00%, 01/01/22 (c)	653,965
200,000	University of Washington (RB) 3.00%, 01/01/23 (c)	201,440
700,000	University of Washington, General Revenue & Refunding Bonds, 2011-A (RB) 5.00%, 04/01/21 (c)	815,871

See Notes to Financial Statements

58

Principal
Amount		Value

Washington: (continued)
$725,000	Washington Health Care Facilities Authority (RB) 5.00%, 08/15/25 (c)	$844,226
390,000	Washington Health Care Facilities Authority, Catholic Health Initiative, Series A (RB) 5.00%, 02/01/21 (c)	424,940
		4,483,506
Wisconsin: 0.9%
780,000	University of Wisconsin Hospitals & Clinics Authority, Series A (RB) 4.00%, 04/01/23 (c)	802,277
550,000	Wisconsin Health & Educational Facilities Authority (RB) 4.00%, 08/15/23 (c)	579,084
		1,381,361
Total Municipal Bonds (Cost: $146,861,791)		153,619,986
Number
of Shares		Value

MONEY MARKET FUND: 2.0% (Cost: $3,193,325)

3,193,325	Dreyfus Tax Exempt Cash Management Fund — Class B Shares	$3,193,325
Total Investments: 100.3% (Cost: $150,055,116)		156,813,311
Liabilities in excess of other assets: (0.3)%		(521,477)
NET ASSETS: 100.0%		$156,291,834

AGM	Assured Guaranty Municipal Corp.
CP	Certificate of Participation
GO	General Obligation
Q-SBLF	Qualified School Board Loan Fund
RB	Revenue Bond
SAW	State Aid Withholding
ST	Special Tax
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(e)	Convertible Capital Appreciation Term Bonds.
^	Zero Coupon Bond — the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value
Education	9.4%	$14,759,641
Health Care	18.8	29,443,847
Housing	0.4	593,210
Industrial Revenue	2.8	4,336,442
Leasing	4.5	6,984,429
Local	9.6	15,048,859
Power	8.3	12,996,492
Special Tax	9.7	15,265,949
State	9.9	15,539,037
Tobacco	0.4	590,680
Transportation	13.4	21,051,397
Water & Sewer	10.8	17,010,003
Money Market Fund	2.0	3,193,325
	100.0%	$156,813,311

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds*	$—	$153,619,986	$—	$153,619,986
Money Market Fund	3,193,325	—	—	3,193,325
Total	$3,193,325	$153,619,986	$—	$156,813,311

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

59

AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal
Amount		Value

MUNICIPAL BONDS: 98.7%
Alabama: 0.5%
$950,000	Alabama Federal Aid Highway Finance Authority (RB) 5.00%, 09/01/19	$1,070,289
100,000	Alabama Public School and College Authority, Series B (RB) 5.00%, 03/01/19	111,559
75,000	State of Alabama (GO) 5.00%, 08/01/20	87,563
		1,269,411
Alaska: 0.0%
55,000	State of Alaska, Series A (GO) 4.00%, 08/01/17	57,232
Arizona: 1.5%
630,000	Arizona Board of Regents, University of Arizona Projects, Series C (CP) 5.00%, 06/01/19	706,526
	Arizona Transportation Board, Subordinated Highway Revenue, Series A (RB)
75,000	4.00%, 07/01/18	80,276
865,000	5.00%, 07/01/17	908,657
50,000	5.00%, 07/01/19	56,503
115,000	5.00%, 07/01/21	136,920
250,000	City of Chandler (GO) 4.00%, 07/01/21	286,662
750,000	City of Phoenix, Civic Improvement Corp., Junior Lien (RB) 5.00%, 07/01/21	898,365
590,000	City of Scottsdale (GO) 3.00%, 07/01/18	618,757
	Maricopa County Community College District, Series D (GO)
255,000	3.00%, 07/01/18	267,373
100,000	4.00%, 07/01/19	109,663
		4,069,702
Arkansas: 0.5%
	State of Arkansas, Federal Highway Grant Anticipation (GO)
125,000	5.00%, 04/01/18	135,046
1,000,000	5.00%, 04/01/18	1,080,370
75,000	5.00%, 10/01/18	82,669
		1,298,085
California: 15.6%
1,000,000	Bay Area Toll Authority, Toll Bridge Revenue, Series B (RB) 1.50%, 10/01/17 (c) (p)	1,009,220
2,250,000	Bay Area Toll Authority, Toll Bridge Revenue, Series C (RB) 1.87%, 10/01/18 (c) (p)	2,298,892
500,000	Bay Area Toll Authority, Toll Bridge Revenue, Series E (RB) 2.00%, 10/01/20 (c) (p)	509,980
80,000	Bay Area Toll Authority, Toll Bridge Revenue, Series F-1 (RB) 5.00%, 04/01/19	89,738
Principal
Amount		Value

California: (continued)
$200,000	Bay Area Water Supply and Conservation Agency, Series A (RB) 4.00%, 10/01/17	$209,522
	California Health Facilities Financing Authority, Catholic Healthcare West, Series A (RB)
50,000	5.00%, 03/01/19	55,646
800,000	5.00%, 03/01/21	939,008
725,000	California Health Facilities Financing Authority, St. Joseph Health System, Series C (RB) 5.00%, 10/15/19 (p)	823,288
	California State Department of Water Resources, Central Valley Project, Series AM (RB)
315,000	4.00%, 12/01/18	341,649
250,000	5.00%, 12/01/18	277,587
500,000	California State Department of Water Resources, Power Supply Revenue, Series N (RB) 5.00%, 05/01/20	580,625
	California State Public Works Board (RB)
120,000	5.00%, 11/01/20	140,686
480,000	5.00%, 12/01/21	578,074
50,000	California State Public Works Board, Department of Correction and Rehabilitation, Series A (RB) 4.00%, 09/01/17	52,220
85,000	California State Public Works Board, Department of Correction and Rehabilitation, Series E (RB) 5.00%, 09/01/20	99,198
	California State Public Works Board, Department of State Hospital, Series E (RB)
70,000	5.00%, 06/01/19	78,684
310,000	5.00%, 06/01/20	359,256
700,000	5.00%, 06/01/21	832,482
520,000	California State Public Works Board, Series E (RB) 4.00%, 06/01/17	539,198
50,000	California State Public Works Board, Series F (RB) 4.00%, 10/01/17	52,344
1,075,000	California State Public Works Board, Series G (RB) 4.00%, 11/01/17	1,128,374
	California State Public Works Board, Various Capital Projects, Series A (RB)
75,000	5.00%, 10/01/17	79,588
160,000	5.00%, 04/01/19	178,837
340,000	California State Public Works Board, Various Capital Projects, Series G (RB) 5.00%, 11/01/18	374,891
	California State Public Works Board, Various Capital Projects, Series I (RB)
75,000	5.00%, 11/01/19	85,380
750,000	5.00%, 11/01/20	879,285

See Notes to Financial Statements

60

Principal
Amount		Value

California: (continued)
$175,000	California State Public Works Board, Various Judicial Projects, Series A (RB) 4.00%, 03/01/19	$190,199
750,000	California State Public Works Board, Various Judicial Projects, Series D (RB) 5.00%, 12/01/18	829,305
140,000	California State Public Works Board, Various University of California Projects, Series G (RB) 5.00%, 12/01/19	160,468
	California State University, Series A (RB)
75,000	5.00%, 11/01/18	82,952
320,000	5.00%, 11/01/21	386,899
	California State Various Purpose (GO)
1,370,000	4.00%, 09/01/17	1,430,814
230,000	4.00%, 02/01/18	243,115
1,055,000	4.00%, 02/01/19	1,146,964
125,000	5.00%, 09/01/17	132,195
1,375,000	5.00%, 10/01/17	1,459,109
1,550,000	5.00%, 10/01/17	1,644,813
50,000	5.00%, 12/01/17	53,403
75,000	5.00%, 03/01/18	80,837
1,400,000	5.00%, 04/01/18	1,513,638
1,000,000	5.00%, 09/01/18	1,098,980
1,050,000	5.00%, 09/01/18	1,153,929
1,385,000	5.00%, 09/01/18	1,522,087
50,000	5.00%, 09/01/18	54,949
50,000	5.00%, 02/01/19	55,712
100,000	5.00%, 04/01/19	112,049
275,000	5.00%, 02/01/20	316,280
1,000,000	5.00%, 04/01/20	1,156,270
1,550,000	5.00%, 09/01/20	1,813,918
300,000	5.00%, 09/01/20	351,081
25,000	5.00%, 10/01/20	29,326
300,000	5.00%, 02/01/21	354,822
1,000,000	California Statewide Communities Development Authority, Pollution Control, Series A (RB) 1.37%, 04/02/18 (p)	1,008,030
500,000	City of Los Angeles, Series B (GO) 5.00%, 09/01/21	602,305
	City of Los Angeles, Wastewater System Revenue, Series A (RB)
200,000	5.00%, 06/01/19	225,464
660,000	5.00%, 06/01/19	744,671
150,000	East Bay Municipal Utility District, Water System Revenue, Series B (RB) 5.00%, 06/01/18	163,588
250,000	Golden State Tobacco Securitization Corp (RB) 5.00%, 06/01/18	271,997
	Golden State Tobacco Securitization Corp., Series A (RB)
55,000	5.00%, 06/01/19	61,949
310,000	5.00%, 06/01/21	369,008
220,000	Los Angeles Community College District, Series A (GO) 5.00%, 08/01/20	257,754
Principal
Amount		Value

California: (continued)
$110,000	Los Angeles County Metropolitan Transportation Authority, Proposition A, First Tier Sales Tax, Series A (RB) 5.00%, 07/01/17	$115,605
	Los Angeles Department of Water & Power, Series A (RB)
50,000	4.50%, 07/01/21	58,666
75,000	5.00%, 07/01/19	84,905
100,000	5.00%, 07/01/20	116,830
75,000	Los Angeles Department of Water & Power, Series B (RB) 5.00%, 07/01/18	81,998
	Los Angeles Unified School District, Series A (GO)
275,000	4.00%, 07/01/18	294,772
290,000	5.00%, 07/01/18	317,057
60,000	5.00%, 07/01/21	71,969
750,000	Los Angeles Unified School District, Series C (GO) 5.00%, 07/01/17	788,295
	Los Angeles Unified School District/CA (GO)
125,000	5.00%, 07/01/19	141,466
105,000	5.00%, 07/01/19	118,832
335,000	5.00%, 07/01/20	391,230
140,000	5.00%, 07/01/21	167,929
	Metropolitan Water District of Southern California, Series C (RB)
100,000	4.00%, 10/01/17	104,761
100,000	4.00%, 10/01/18	107,917
140,000	5.00%, 07/01/17	147,148
1,050,000	5.00%, 07/01/18	1,147,965
175,000	5.00%, 07/01/19	198,170
95,000	Regents of the University of California, Series AB (RB) 5.00%, 05/15/21	113,546
400,000	Regents of the University of California, Series AO (RB) 5.00%, 05/15/21	478,088
	Riverside County Transportation Commission, Series A (RB)
50,000	5.00%, 06/01/18	54,465
100,000	5.00%, 06/01/21	119,799
75,000	Sacramento City Financing Authority, EPA Building, Series A (RB) 4.00%, 05/01/18	79,718
175,000	Sacramento City Financing Authority, Series B (RB) 5.00%, 08/15/17	184,830
125,000	San Diego County Regional Transportation Commission, Series A (RB) 5.00%, 04/01/18	135,220
340,000	San Diego County Water Authority, Series A (RB) 4.00%, 05/01/18	362,573
135,000	San Jose Financing Authority, Civil Center Project, Series A (RB) 5.00%, 06/01/20	156,450

See Notes to Financial Statements

61

AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

California: (continued)
$105,000	San Mateo Joint Powers Financing Authority (RB) 4.00%, 06/15/19	$115,244
80,000	Sonoma County Junior College District (GO) 5.00%, 08/01/19	90,565
150,000	State of California (GO) 5.00%, 02/01/18	161,145
345,000	State of California Department of Water Resources (RB) 5.00%, 12/01/21	418,602
105,000	State of California Department of Water Resources, Central Valley Project, Series AI (RB) 5.00%, 12/01/18	116,587
135,000	State of California Department of Water Resources, Central Valley Project, Series AM (RB) 5.00%, 12/01/19	155,097
100,000	State of California Department of Water Resources, Central Valley Project, Series AS (RB) 5.00%, 12/01/19	114,849
	State of California Department of Water Resources, Power Supply Revenue, Series N (RB)
40,000	4.00%, 05/01/18	42,656
75,000	5.00%, 05/01/18	81,461
100,000	University of California, Series AF (RB) 5.00%, 05/15/20	116,193
		41,225,135
Colorado: 0.8%
1,000,000	City and County of Denver, Series A (GO) 5.00%, 08/01/17	1,053,830
	Colorado Health Facilities Authority, Series A (RB)
65,000	5.00%, 02/01/18	69,688
125,000	5.00%, 02/01/19	138,093
100,000	5.00%, 02/01/21	116,708
100,000	Metro Wastewater Reclamation District, Series A (RB) 5.00%, 04/01/18	108,037
	Regional Transportation District, Series A (CP)
250,000	5.00%, 06/01/18	271,400
350,000	5.00%, 06/01/20	403,189
		2,160,945
Connecticut: 2.8%
770,000	Connecticut State, Health and Educational Facilities Authority, Series A-3 (RB) 0.88%, 02/08/18 (p)	768,991
500,000	Connecticut State, Special Tax Revenue, Transportation Infrastructure Purposes, Series A (RB) 5.00%, 12/01/20	585,060
300,000	State of Connecticut (GO) 5.00%, 11/01/19	340,191
Principal
Amount		Value

Connecticut: (continued)
	State of Connecticut, Series A (RB)
$100,000	4.00%, 09/01/18	$107,356
1,000,000	5.00%, 09/01/20	1,162,430
75,000	State of Connecticut, Series B (RB) 5.00%, 01/01/19	83,101
	State of Connecticut, Series C (GO)
850,000	5.00%, 06/15/17	890,961
250,000	5.00%, 07/15/19	281,132
500,000	5.00%, 06/01/20	573,830
500,000	5.00%, 06/01/21	586,805
	State of Connecticut, Series D (GO)
500,000	4.00%, 06/15/18	532,815
145,000	5.00%, 06/15/20	166,609
750,000	5.00%, 11/01/20	869,625
280,000	State of Connecticut, Series E (GO) 5.00%, 09/01/18	306,421
250,000	State of Connecticut, Special Tax
	Revenue, Series A (RB)
	5.00%, 01/01/20	285,152
		7,540,479
District of Columbia: 0.2%
125,000	District of Columbia (GO) 5.00%, 06/01/20	145,188
	District of Columbia, Series A (GO)
160,000	5.00%, 06/01/19	180,058
80,000	5.00%, 12/01/19	91,514
75,000	District of Columbia, Series C (RB) 5.00%, 12/01/17	80,091
50,000	District of Columbia, Series D (GO) 5.00%, 06/01/19	56,268
		553,119
Florida: 5.5%
	Broward County School Board, Series A (CP)
175,000	5.00%, 07/01/18	190,300
155,000	5.00%, 07/01/19	173,918
50,000	Broward County, Airport System Revenue, Series P-2 (RB) 5.00%, 10/01/18	54,860
	Broward County, Airport System Revenue, Series Q-1 (RB)
150,000	5.00%, 10/01/17	158,717
265,000	5.00%, 10/01/18	290,758
	Citizens Property Insurance Corp., Series A-1 (RB)
500,000	5.00%, 06/01/19	560,895
70,000	5.00%, 06/01/19	78,525
85,000	5.00%, 06/01/20	98,101
	City of Jacksonville, Series B (RB)
475,000	5.00%, 10/01/17	503,709
65,000	5.00%, 10/01/19	73,667
1,600,000	City of Jacksonville, Series C (RB) 5.00%, 10/01/18	1,758,752
750,000	County of Orange, Series C (RB) 5.00%, 01/01/21	882,082
	Florida Department of Environmental Protection, Series A (RB)
460,000	5.00%, 07/01/20	533,940
125,000	5.00%, 07/01/20	145,093

See Notes to Financial Statements

62

Principal
Amount		Value

Florida: (continued)
	JEA Electric System, Series Three A (RB)
$200,000	4.00%, 10/01/17	$209,290
65,000	5.00%, 10/01/18	71,269
270,000	5.00%, 10/01/19	305,419
150,000	JEA Electric System, Series Three C (RB) 5.00%, 10/01/18	164,769
690,000	JEA Electric System, Series Three D (RB) 5.00%, 10/01/19	781,011
250,000	Lee County School Board (CP) 5.00%, 08/01/19	281,302
110,000	Miami-Dade County Building Better Communities Program, Series B (GO) 5.00%, 07/01/20	127,584
250,000	Miami-Dade County Expressway Authority (RB) 5.00%, 07/01/21	296,550
	Miami-Dade County Expressway Authority, Toll System Revenue, Series A (RB)
205,000	5.00%, 07/01/18	223,108
50,000	5.00%, 07/01/20	57,860
500,000	5.00%, 07/01/21	593,100
50,000	Miami-Dade County Expressway Authority, Toll System Revenue, Series B (RB) 5.00%, 07/01/20	57,860
100,000	Miami-Dade County School Board Foundation, Inc., Series A (CP) 5.00%, 05/01/20	114,936
165,000	Miami-Dade County School Board Foundation, Inc., Series D (CP) 5.00%, 11/01/19	187,044
130,000	Orange County Expressway Authority (RB) 5.00%, 07/01/19	146,342
	Orange County, Sales Tax, Series C (RB)
280,000	5.00%, 01/01/19	310,243
900,000	5.00%, 01/01/20	1,028,988
80,000	Palm Beach County Solid Waste Authority (RB) 5.00%, 10/01/17	84,870
275,000	Palm Beach County, Public Improvement (RB) 5.00%, 06/01/18	298,958
	Reedy Creek Improvement District, Series A (GO)
265,000	5.00%, 06/01/20	306,303
300,000	5.00%, 06/01/21	355,800
	State of Florida, Board of Education, Full Faith and Credit, Series A (GO)
50,000	5.00%, 06/01/19	56,366
130,000	5.00%, 06/01/19	146,552
	State of Florida, Board of Education, Full Faith and Credit, Series B (GO)
90,000	5.00%, 06/01/18	97,938
50,000	5.00%, 06/01/18	54,410
190,000	5.00%, 06/01/20	220,685
Principal
Amount		Value

Florida: (continued)
$215,000	State of Florida, Board of Education, Public Education Capital Outlay, Series A (GO) 5.00%, 06/01/18	$233,963
55,000	State of Florida, Board of Education, Public Education Capital Outlay, Series B (GO) 5.00%, 06/01/17	57,577
595,000	State of Florida, Department of Environmental Protection, Series B (RB) 5.00%, 07/01/18	648,764
1,000,000	State of Florida, Department of Transportation, Full Faith and Credit, Series A (GO) 5.00%, 07/01/19	1,130,380
90,000	State of Florida, Department of Transportation, Turnpike Revenue, Series A (RB) 5.00%, 07/01/18	98,213
50,000	State of Florida, Department of Transportation, Turnpike Revenue, Series B (RB) 5.00%, 07/01/17	52,506
80,000	State of Florida, Department of Transportation, Turnpike Revenue, Series C (RB) 5.00%, 07/01/21	95,426
50,000	Tampa Bay Regional Water Supply Authority, Utility System, Series B (RB) 5.00%, 10/01/18	55,024
		14,453,727
Georgia: 2.5%
75,000	Chatham County Hospital Authority, Memorial Health University Medical Center, Inc. (RB) 5.00%, 01/01/21	87,948
	City of Atlanta, Airport General Revenue, Series A (RB)
100,000	5.00%, 01/01/18	107,042
70,000	5.00%, 01/01/19	77,599
330,000	Forsyth County School District (GO) 5.00%, 02/01/19	367,603
1,200,000	Fulton County Development Authority, Georgia Tech Athletic Association Project, Series A (RB) 5.00%, 10/01/19	1,355,268
125,000	Fulton County, Water and Sewerage Revenue (RB) 5.00%, 01/01/18	133,845
	Gwinnett County School District, Series A (GO)
1,415,000	4.50%, 10/01/17	1,491,240
100,000	5.00%, 02/01/19	111,540
250,000	Gwinnett County Water and Sewerage Authority (RB) 5.00%, 08/01/20	292,447

See Notes to Financial Statements

63

AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Georgia: (continued)
	Municipal Electric Authority of Georgia, Series A (RB)
$500,000	5.00%, 11/01/17	$531,460
1,000,000	5.00%, 01/01/20	1,141,390
50,000	5.00%, 01/01/21	58,533
280,000	Richmond County Board of Education (GO) (SAW) 5.00%, 10/01/17	296,965
80,000	State of Georgia (GO) 4.00%, 11/01/18	86,468
	State of Georgia, Series A (GO)
75,000	5.00%, 02/01/18	80,627
20,000	5.00%, 01/01/19	22,238
25,000	5.00%, 07/01/19	28,276
50,000	5.00%, 02/01/21	59,290
190,000	State of Georgia, Series C (GO) 5.00%, 07/01/18	207,512
		6,537,291
Hawaii: 0.7%
150,000	City and County Honolulu, Wastewater System Revenue, Series B (RB) 5.00%, 07/01/20	174,243
	State of Hawaii (GO)
510,000	5.00%, 12/01/19	582,624
200,000	5.00%, 08/01/20	233,048
480,000	State of Hawaii, Series DZ (GO) 5.00%, 12/01/19	548,534
235,000	State of Hawaii, Series EH (GO) 5.00%, 08/01/19	265,872
		1,804,321
Illinois: 3.7%
	Chicago O’Hare International Airport, Third Lien, Series B (RB)
150,000	5.00%, 01/01/19	165,490
90,000	5.00%, 01/01/20	102,169
250,000	City of Chicago, Series A (GO) 5.00%, 01/01/20	260,405
215,000	City of Chicago, Water Revenue (RB) 5.00%, 11/01/20	239,443
615,000	County of Cook, Series A (GO) 5.00%, 11/15/19	673,622
50,000	Illinois State Toll Highway Authority, Series A (RB) 5.00%, 12/01/19	56,799
70,000	Illinois State Toll Highway Authority, Series B-1 (RB) 5.00%, 12/01/17	74,512
75,000	Illinois State Toll Highway Authority, Series D (RB) 5.00%, 01/01/18	80,088
120,000	McHenry County Conservation District (GO) 5.00%, 02/01/21	141,137
60,000	Metropolitan Water Reclamation District of Greater Chicago, Limited Tax Series B (GO) 5.00%, 12/01/19	67,977
Principal
Amount		Value

Illinois: (continued)
	State of Illinois (GO)
$100,000	4.00%, 02/01/19	$105,335
275,000	4.00%, 01/01/20	291,904
2,600,000	5.00%, 08/01/17	2,712,788
280,000	5.00%, 08/01/18	300,359
600,000	5.00%, 02/01/20	658,872
445,000	5.00%, 03/01/20	489,598
85,000	5.00%, 05/01/20	93,808
275,000	5.00%, 08/01/20	304,950
1,000,000	State of Illinois, Department of Employment Security, Series B (RB) 5.00%, 12/15/16 (c)	1,026,850
550,000	State of Illinois, Sales Tax, Junior Obligation (RB) 5.00%, 06/15/18	596,139
	State of Illinois, Series A (GO)
500,000	3.00%, 01/01/18	511,735
750,000	5.00%, 04/01/18	798,315
		9,752,295
Indiana: 0.7%
	Indiana Finance Authority, Wastewater Utility, First Lien, Series A (RB)
150,000	5.00%, 10/01/17	158,717
710,000	5.00%, 10/01/19	800,340
640,000	5.00%, 10/01/20	741,722
200,000	Indianapolis Local Public Improvement Bond Bank, Series K (RB) 5.00%, 06/01/19	223,712
		1,924,491
Iowa: 0.5%
	Iowa Finance Authority (RB)
630,000	5.00%, 08/01/18	689,403
200,000	5.00%, 08/01/19	226,206
285,000	5.00%, 08/01/20	332,224
		1,247,833
Kansas: 0.1%
125,000	Kansas Development Authority, Department of Commerce, Series K (RB) 5.00%, 12/01/19	139,484
50,000	State of Kansas Department of Transportation, Highway Revenue, Series B (RB) 5.00%, 09/01/19	56,824
50,000	State of Kansas Department of Transportation, Highway Revenue, Series C (RB) 5.00%, 09/01/19	56,824
		253,132
Kentucky: 1.0%
50,000	Kentucky Asset Liability Commission Project, Series A (RB) 5.00%, 09/01/19	56,087
200,000	Kentucky Public Transportation Infrastructure Authority, Downtown Crossing Project, Series A (RB) 5.00%, 07/01/17	208,618

See Notes to Financial Statements

64

Principal
Amount		Value

Kentucky: (continued)
	Kentucky State Property and Building Commission, Project No. 100, Series A (RB)
$400,000	5.00%, 08/01/17	$421,428
500,000	5.00%, 08/01/19	558,700
	Kentucky Turnpike Authority, Series A (RB)
50,000	5.00%, 07/01/18	54,383
205,000	5.00%, 07/01/19	230,020
55,000	5.00%, 07/01/20	63,307
	Louisville/Jefferson County Metropolitan Government, Series A (RB)
165,000	5.00%, 12/01/18	181,469
50,000	5.00%, 12/01/19	56,610
175,000	University of Kentucky (RB) 5.00%, 10/01/21	209,517
600,000	University of Kentucky, Series D (RB) 5.25%, 10/01/20	707,142
		2,747,281
Louisiana: 0.5%
	City of Lafayette, Utilities Revenue (RB)
60,000	5.00%, 11/01/19	67,994
150,000	5.00%, 11/01/20	174,709
260,000	Louisiana State Citizens Property Insurance Corp. (RB) 5.00%, 06/01/20	298,503
	State of Louisiana Gasoline and Fuels Tax Revenue, Series A-1 (RB)
50,000	5.00%, 05/01/18	54,183
110,000	5.00%, 05/01/19	123,387
145,000	5.00%, 05/01/20	167,764
	State of Louisiana, Series C (GO)
50,000	5.00%, 08/01/19	56,210
250,000	5.00%, 07/15/20	288,102
		1,230,852
Maine: 0.0%
50,000	Maine Municipal Bond Bank, Series C (RB) 5.00%, 11/01/19	56,939
Maryland: 5.4%
	Baltimore County Consolidated Public Improvement (GO)
60,000	5.00%, 08/01/17	63,268
1,900,000	5.00%, 08/01/18	2,081,374
135,000	5.00%, 02/01/20	155,427
250,000	Baltimore County Consolidated Public Improvement, Series B (GO) 5.00%, 08/01/19	283,445
600,000	City of Baltimore MD (GO) 5.00%, 10/15/20	703,566
400,000	County of Baltimore MD (GO) 5.00%, 08/01/21	480,144
475,000	County of Prince George’s MD (GO) 4.00%, 03/01/20	530,048
	Maryland Department of Transportation (RB)
380,000	5.00%, 05/01/17	396,663
500,000	5.00%, 06/01/18	544,320
Principal
Amount		Value

Maryland: (continued)
$145,000	Maryland Economic Development Corp. (RB) 5.00%, 06/01/20	$167,851
	Maryland Health and Higher Educational Facilities Authority (RB)
250,000	5.00%, 07/01/19	279,600
100,000	5.00%, 08/15/19	112,876
175,000	Maryland State & Local Facilities Loan, Second Series E (GO) 5.00%, 08/01/18	191,830
	Montgomery County, Consolidated Public Improvement, Series A (GO)
50,000	5.00%, 11/01/17	53,255
100,000	5.00%, 07/01/20	116,741
25,000	5.00%, 11/01/20	29,454
300,000	5.00%, 07/01/21	359,346
	Prince George’s County, Consolidated Public Improvement, Series B (GO)
50,000	4.00%, 03/01/19	54,534
90,000	4.00%, 03/01/21	102,595
95,000	State of Maryland (GO) 5.00%, 08/01/19	107,840
	State of Maryland Department of Transportation (RB)
385,000	5.00%, 02/15/18	414,668
750,000	5.00%, 05/01/19	842,932
100,000	5.00%, 12/15/20	118,041
	State of Maryland, Second Series B (GO)
740,000	5.00%, 08/01/17	780,308
175,000	5.00%, 08/01/19	198,653
140,000	State of Maryland, State and Local Facilities Loan, First Series A (GO) 5.00%, 03/01/19	156,684
2,000,000	State of Maryland, State and Local Facilities Loan, First Series B (GO) 4.50%, 08/01/19	2,238,360
1,330,000	State of Maryland, State and Local Facilities Loan, First Series C (GO) 5.00%, 08/01/18	1,457,906
100,000	State of Maryland, State and Local Facilities Loan, Second Series A (GO) 5.00%, 08/01/17	105,447
200,000	State of Maryland, State and Local Facilities Loan, Second Series B (GO) 5.00%, 08/01/18	219,234
200,000	State of Maryland, State and Local Facilities Loan, Second Series C (GO) 5.25%, 08/01/20	236,216
	Washington Suburban Sanitary Commission (GO)
500,000	4.00%, 06/01/20	562,305
50,000	5.00%, 06/01/18	54,465
100,000	5.00%, 06/01/20	116,455
		14,315,851
Massachusetts: 1.3%
155,000	City of Boston MA (GO) 4.00%, 04/01/19	169,370

See Notes to Financial Statements

65

AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Massachusetts: (continued)
$50,000	City of Boston, Series B (GO) 5.00%, 02/01/20	$57,665
335,000	Commonwealth of Massachusetts, Series A (GO) 5.00%, 12/01/18	371,059
	Commonwealth of Massachusetts, Series B (GO)
100,000	5.00%, 08/01/19	113,171
500,000	5.00%, 08/01/20	583,300
	Massachusetts School Building Authority, Senior Dedicated Sales Tax, Series B (RB)
1,100,000	5.00%, 08/15/18	1,207,866
200,000	5.00%, 08/15/19	227,142
555,000	Massachusetts Water Pollution Abatement Trust, Series 16-B (RB) 5.00%, 08/01/18	608,113
80,000	Massachusetts Water Resources Authority, Series C (RB) 5.00%, 08/01/18	87,599
		3,425,285
Michigan: 2.8%
75,000	Michigan Finance Authority, Braumont Health Credit Group, Series A (RB) 4.00%, 08/01/20	83,231
1,165,000	Michigan Finance Authority, Clean Water Revolving Revenue (RB) 5.00%, 10/01/17	1,235,925
120,000	Michigan Finance Authority, School District of the City of Detroit (RB) (SAW) 5.00%, 06/01/19	127,760
	Michigan Finance Authority, Unemployment Obligation Assessment, Series A (RB)
730,000	4.00%, 01/01/19	791,517
1,000,000	5.00%, 07/01/17	1,050,590
300,000	5.00%, 01/01/18	321,384
850,000	5.00%, 07/01/18	927,766
100,000	5.00%, 07/01/19	112,905
	Michigan Finance Authority, Unemployment Obligation Assessment, Series B (RB)
175,000	5.00%, 07/01/19 (c)	197,584
55,000	5.00%, 07/01/19 (c)	62,134
770,000	Michigan Municipal Board Authority, Clean Water Revolving Fund (RB) 5.00%, 10/01/21	926,348
100,000	Michigan State Building Authority, Series I-A (RB) 5.00%, 10/15/17	106,225
500,000	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group, Series F-1 (RB) 2.00%, 05/30/18 (p)	511,295
	Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligation Group, Series D (RB)
310,000	2.25%, 09/01/20	321,681
375,000	5.00%, 09/01/19	420,915
Principal
Amount		Value

Michigan: (continued)
$275,000	State of Michigan (GO) 3.00%, 11/01/20	$299,225
		7,496,485
Minnesota: 1.7%
2,050,000	City of Rochester, Minnesota Health Care Facilities, Mayo Clinic, Series A (RB) 4.00%, 11/15/18 (p)	2,208,649
1,755,000	City of Rochester, Minnesota Health Care Facilities, Mayo Clinic, Series B (RB) 4.00%, 11/15/18 (p)	1,890,819
215,000	State of Minnesota (GO) 5.00%, 08/01/20	251,406
50,000	State of Minnesota, State Trunk Highway, Series B (GO) 5.00%, 10/01/18	55,138
220,000	State of Missouri, Series A (GO) 5.00%, 08/01/18	241,105
		4,647,117
Mississippi: 0.4%
	Mississippi Development Bank, Highway Construction Project (RB)
825,000	5.00%, 01/01/18	883,096
175,000	5.00%, 01/01/21	204,951
		1,088,047
Missouri: 1.5%
	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Series A (RB)
50,000	5.00%, 10/01/17	53,044
45,000	5.00%, 10/01/19	51,049
700,000	5.00%, 10/01/20	816,823
	Curators of the University of Missouri System Facilities, Series A (RB)
155,000	4.00%, 11/01/19	171,593
115,000	5.00%, 11/01/19	131,256
85,000	Curators of the University of Missouri System, Series A (RB) 5.00%, 11/01/19	97,016
1,000,000	Jackson County, Harry S. Truman Sports Complex Project (RB) 5.00%, 12/01/19	1,137,850
475,000	Missouri Highway and Transportation Commission, First Lien, Series A (RB) 5.00%, 05/01/19	533,857
900,000	State of Missouri, Series A (CP) 2.13%, 10/01/18	922,077
		3,914,565
Nebraska: 1.0%
500,000	Lincoln Electric System, Series A (RB) 5.00%, 09/01/20	585,600
50,000	Nebraska Public Power District, Series A (RB) 5.00%, 01/01/21	58,781
300,000	Nebraska Public Power District, Series B (RB) 5.00%, 01/01/20	342,765

See Notes to Financial Statements

66

Principal
Amount		Value

Nebraska: (continued)
$1,000,000	Nebraska Public Power District, Series C (RB) 5.00%, 01/01/18 (c)	$1,071,450
	Omaha Public Power District, Electric System Revenue, Series B (RB)
75,000	5.00%, 02/01/19	83,438
400,000	5.00%, 02/01/21	472,076
		2,614,110
Nevada: 0.5%
150,000	Clark County School District (GO) 5.00%, 06/15/17	157,143
345,000	Clark County School District, Series A (GO) 5.00%, 06/15/19	386,976
50,000	Clark County School District, Series B (GO) 5.00%, 06/15/19	56,084
25,000	State of Nevada, Capital Improvement and Cultural Affairs, Series A (GO) 5.00%, 08/01/19	28,267
105,000	State of Nevada, Capital Improvement and Cultural Affairs, Series D-1 (GO) 5.00%, 03/01/20	120,765
500,000	State of Nevada, Unemployment Compensation (RB) 5.00%, 06/01/17	523,535
		1,272,770
New Jersey: 4.4%
	Garden State Preservation Trust, Open Space and Farmland, Series A (RB)
50,000	4.00%, 11/01/17	52,034
65,000	4.00%, 11/01/19	69,841
250,000	5.00%, 11/01/20	283,215
	New Jersey Building Authority, Series A (RB)
500,000	5.00%, 06/15/18	529,815
575,000	5.00%, 06/15/19	619,401
	New Jersey Economic Development Authority (RB)
200,000	5.00%, 03/01/20	217,134
125,000	5.00%, 06/15/20	136,374
300,000	New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB) 5.00%, 06/15/19	322,980
500,000	New Jersey Educational Facilities Authority, Series B (RB) 5.00%, 06/01/19	538,150
1,000,000	New Jersey Health Care Facilities Financing Authority, Greystone Park Psychiatric Hospital Project, Series B (RB) 5.00%, 09/15/18	1,068,910
145,000	New Jersey State Turnpike Authority, Series B (RB) 5.00%, 01/01/20	164,885
Principal
Amount		Value

New Jersey: (continued)
	New Jersey Transit Corp., Series A (RB)
$1,000,000	5.00%, 09/15/18	$1,073,470
350,000	5.00%, 09/15/19	384,226
125,000	5.00%, 09/15/21	142,546
	New Jersey Transportation Trust Fund Authority, Series A (RB)
1,000,000	5.00%, 12/15/19	1,088,380
265,000	5.00%, 06/15/20	290,631
	New Jersey Transportation Trust Fund Authority, Series AA (RB)
625,000	4.00%, 06/15/18	650,606
245,000	5.00%, 06/15/18	260,082
250,000	5.00%, 06/15/19	269,697
870,000	5.00%, 06/15/20	954,146
1,945,000	New Jersey Transportation Trust Fund Authority, Series B (RB) 5.00%, 06/15/18	2,064,734
	New Jersey Turnpike Authority (RB)
110,000	5.00%, 01/01/19	121,421
100,000	5.00%, 01/01/21	116,818
100,000	5.00%, 01/01/22	119,637
		11,539,133
New Mexico: 1.0%
600,000	Albuquerque Bernalillo County Water Utility Authority, Senior Lien (RB) 5.00%, 07/01/21	715,692
75,000	Albuquerque Municipal School District No. 12, Series B (GO) (SAW) 5.00%, 08/01/17	79,076
	State of New Mexico Severance Tax, Series A (RB)
55,000	5.00%, 07/01/17	57,782
55,000	5.00%, 07/01/17	57,782
425,000	5.00%, 07/01/18	463,020
1,000,000	5.00%, 07/01/19 (c)	1,126,040
75,000	5.00%, 07/01/19 (c)	84,478
		2,583,870
New York: 16.1%
410,000	City of New York NY (GO) 5.00%, 08/01/20	477,006
	City of New York, Series A (GO)
1,750,000	5.00%, 08/01/17	1,844,640
50,000	5.00%, 08/01/19	56,500
750,000	City of New York, Series A-1 (GO) 5.00%, 08/01/18	820,185
1,000,000	City of New York, Series B (GO) 5.00%, 08/01/20	1,163,430
	City of New York, Series D (GO)
600,000	5.00%, 10/01/17	636,702
165,000	5.00%, 08/01/19	186,450
70,000	City of New York, Series D-1 (GO) 5.00%, 10/01/20	81,814
	City of New York, Series G (GO)
1,000,000	5.00%, 08/01/19	1,130,000
370,000	5.00%, 08/01/20	430,469
300,000	City of New York, Series G-1 (GO) 5.00%, 04/01/21	354,651

See Notes to Financial Statements

67

AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

New York: (continued)
	City of New York, Series I (GO)
$250,000	5.00%, 08/01/17	$263,520
325,000	5.00%, 08/01/18	355,413
230,000	5.00%, 08/01/19	259,900
1,000,000	5.00%, 08/01/20	1,163,430
250,000	City of New York, Subseries 1 (GO) 5.00%, 08/01/17	263,520
960,000	Erie County Industrial Development Agency, City School District, Series A (RB) (SAW) 5.00%, 05/01/19	1,076,525
130,000	Metropolitan Transportation Authority, Series B (RB) 5.00%, 11/15/19	147,848
	Metropolitan Transportation Authority, Series C (RB)
200,000	5.00%, 11/15/17	213,038
100,000	5.00%, 11/15/18	110,368
315,000	5.00%, 11/15/18	347,659
175,000	5.00%, 11/15/20	204,575
	Metropolitan Transportation Authority, Series D (RB)
60,000	5.00%, 11/15/17	63,911
520,000	5.00%, 11/15/17	553,899
550,000	5.00%, 11/15/18	607,024
150,000	5.00%, 11/15/19	170,593
265,000	5.00%, 11/15/20	309,785
	Metropolitan Transportation Authority, Series F (RB)
395,000	5.00%, 11/15/17	420,750
150,000	5.00%, 11/15/18	165,552
75,000	5.00%, 11/15/19	85,297
35,000	New York City Transitional Finance Authority Building Aid Revenue (RB) (SAW) 5.00%, 07/15/19	39,477
	New York City Transitional Finance Authority Future Tax Secured Revenue (RB)
75,000	5.00%, 11/01/19	85,519
500,000	5.00%, 02/01/21	590,350
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A (RB)
75,000	5.00%, 11/01/19	85,519
75,000	5.00%, 11/01/20	88,037
125,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C (RB) 5.00%, 11/01/18	137,959
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E (RB)
100,000	5.00%, 11/01/17	106,493
150,000	5.00%, 11/01/18	165,550
Principal
Amount		Value

New York: (continued)
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series I (RB)
$60,000	4.50%, 05/01/20	$68,273
650,000	5.00%, 05/01/18	705,048
60,000	5.00%, 05/01/19	67,340
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Subseries E-1 (RB)
50,000	5.00%, 02/01/18	53,724
25,000	5.00%, 02/01/19	27,827
270,000	New York City Transitional Finance Authority, Series B (RB) 5.00%, 11/01/20	316,931
	New York City Transitional Finance Authority, Series D (RB)
50,000	4.00%, 02/01/18	52,905
1,000,000	5.00%, 11/01/19	1,140,250
500,000	New York City Transitional Finance Authority, Subseries F-1 (RB) 5.00%, 02/01/20	574,255
100,000	New York State Bridge Authority (RB) 4.00%, 01/01/20	110,940
460,000	New York State Dormitory Authority (RB) 5.00%, 02/15/21	543,081
40,000	New York State Dormitory Authority, New York State University, Series A (RB) 5.00%, 07/01/21	47,404
625,000	New York State Dormitory Authority, School District Financing Program, Series A (RB) (SAW) 5.00%, 10/01/21	747,194
115,000	New York State Dormitory Authority, Series A (RB) (SAW) 5.00%, 10/01/19	130,376
500,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 02/15/20	574,210
	New York State Dormitory Authority, State Personal Income Tax, Series B (RB)
50,000	5.00%, 03/15/18	53,945
400,000	5.00%, 03/15/19	446,864
630,000	5.00%, 03/15/20	725,533
	New York State Dormitory Authority, State Personal Income Tax, Series C (RB)
75,000	4.00%, 03/15/18	79,532
1,400,000	4.00%, 03/15/19	1,524,502
1,675,000	5.00%, 03/15/19	1,871,243
200,000	5.00%, 03/15/20	230,328
1,000,000	5.00%, 03/15/20	1,151,640
	New York State Dormitory Authority, State Sales Tax, Series A (RB)
920,000	4.00%, 03/15/20	1,028,054
300,000	5.00%, 03/15/20	346,602

See Notes to Financial Statements

68

Principal
Amount		Value

New York: (continued)
	New York State Environmental Facilities Corp., Sate Clean Water and Drinking Water, Series A (RB)
$1,250,000	5.00%, 06/15/20	$1,456,512
280,000	5.00%, 06/15/20	326,259
535,000	5.00%, 06/15/20	623,387
	New York State Environmental Facilities Corp., Sate Clean Water and Drinking Water, Series B (RB)
600,000	4.00%, 06/15/20	674,688
820,000	5.00%, 06/15/19	925,969
600,000	New York State Environmental Facilities Corp., Sate Clean Water and Drinking Water, Series D (RB) 5.00%, 06/15/20	699,126
150,000	New York State Thruway Authority (RB) 5.00%, 01/01/20	171,208
80,000	New York State Thruway Authority, Junior Indebtedness Obligations, Series A (RB) 3.00%, 05/01/19	84,777
800,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/19	895,168
2,455,000	New York State Thruway Authority, Series A (RB) 5.00%, 05/01/19	2,746,040
750,000	New York State Thruway Authority, Series K (RB) 5.00%, 01/01/20	856,042
	New York State Thruway Authority, State Personal Income Tax, Series A (RB)
275,000	5.00%, 03/15/18	296,697
450,000	5.00%, 03/15/19	502,042
150,000	New York State Urban Development Corp., State Personal Income Tax, Series A (RB) 5.00%, 03/15/19	167,574
	New York State Urban Development Corp., State Personal Income Tax, Series C (RB)
500,000	5.00%, 03/15/18	539,450
55,000	5.00%, 03/15/20	63,408
55,000	Port Authority of New York and New Jersey, One Hundred Eightieth Series (RB) 3.00%, 06/01/17	56,478
60,000	Port Authority of New York and New Jersey, One Hundred Seventy-Fifth Series (RB) 5.00%, 12/01/18	66,458
275,000	State of New York Municipal Bond Bank Agency, Special School Purpose, Series A (RB) (SAW) 5.00%, 12/01/19	313,637
	Tobacco Settlement Financing Corp. (RB)
1,000,000	5.00%, 06/01/17	1,046,850
1,100,000	5.00%, 06/01/18	1,194,402
Principal
Amount		Value

New York: (continued)
$150,000	Town of Oyster Bay NY (GO) (AGM) 3.00%, 03/01/19	$155,144
500,000	Town of Oyster Bay, New York Public Improvement, Series A (GO) (AGM) 3.00%, 03/01/18	511,535
90,000	Town of Oyster Bay, New York Public Improvement, Series B (GO) (AGM) 4.00%, 11/01/20	98,547
125,000	Triborough Bridge & Tunnel Authority (RB) 5.00%, 11/15/20	147,093
85,000	Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels, Series B (RB) 5.00%, 11/15/19	97,147
		42,596,997
North Carolina: 2.0%
50,000	City of Charlotte, Series A (GO) 5.00%, 07/01/18	54,609
1,000,000	Country of Wake, Series B (GO) 5.00%, 02/01/20	1,152,100
100,000	County of Guilford NC (GO) 5.00%, 03/01/19	111,857
245,000	County of Guilford, Series A (GO) 5.00%, 03/01/21	291,427
	County of Mecklenburg, Series A (GO)
250,000	5.00%, 12/01/17	267,135
140,000	5.00%, 12/01/18	155,221
130,000	County of Wake, Public Improvement (GO) 5.00%, 09/01/18	142,900
330,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series B (RB) 5.00%, 01/01/21	389,433
	North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Series A (RB)
40,000	4.00%, 01/01/19	43,272
80,000	4.00%, 01/01/19	86,499
40,000	4.00%, 01/01/20	44,208
60,000	4.00%, 01/01/20	66,449
20,000	5.00%, 01/01/18	21,377
5,000	5.00%, 01/01/18	5,349
1,000,000	North Carolina State, Capital Improvement Limited Obligation Bonds, Series B (RB) 5.00%, 11/01/18	1,101,840
1,000,000	North Carolina State, Grant Anticipation Revenue (RB) 5.00%, 03/01/19	1,112,320
300,000	North Carolina Turnpike Authority, Monroe Connector System (RB) 5.00%, 07/01/18	326,904
		5,372,900
Ohio: 2.2%
1,000,000	City of Columbus, Various Purpose, Series A (GO) 5.00%, 07/01/19	1,131,730

See Notes to Financial Statements

69

AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Ohio: (continued)
$55,000	City of Columbus, Various Purpose, Series B (GO) 4.00%, 08/15/17	$57,389
750,000	Ohio Air Quality Development Authority, FirstEnergy Generation Project, Series A (RB) 3.75%, 12/03/18 (p)	776,700
120,000	Ohio State Hospital Revenue, Cleveland Clinic Health System, Series A (RB) 5.00%, 01/01/21	141,074
1,000,000	Ohio State Water Development Authority, FirstEnergy Nuclear Generation Project, Series B (RB) 4.00%, 06/03/19 (p)	1,047,530
120,000	Ohio State Water Development Authority, Fresh Water, Series A (RB) 5.00%, 12/01/19	137,270
125,000	Ohio State Water Development Authority, Water Pollution Control, Series A (RB) 5.00%, 06/01/18	135,999
100,000	Ohio State, Higher Education, Series A (GO) 5.00%, 02/01/20	114,891
50,000	State of Ohio, Cleveland Clinic Health System (RB) 5.00%, 01/01/18	53,547
430,000	State of Ohio, Common Schools, Series A (GO) 5.00%, 09/15/19	489,052
	State of Ohio, Higher Education, Series B (GO)
245,000	5.00%, 08/01/18	268,446
50,000	5.00%, 08/01/19	56,655
50,000	State of Ohio, Higher Education, Series C (GO) 5.00%, 08/01/19	56,655
50,000	State of Ohio, Highway Capital Improvement, Series Q (GO) 5.00%, 05/01/18	54,287
35,000	State of Ohio, Highway Capital Improvement, Series R (GO) 5.00%, 05/01/19	39,326
50,000	State of Ohio, Major New State Infrastructure Project, Series 1 (RB) 5.00%, 12/15/17	53,495
55,000	State of Ohio, Series B (GO) 5.00%, 03/15/21	65,246
985,000	State of Ohio, Third Frontier Research and Development, Series A (GO) 3.00%, 05/01/20	1,063,504
		5,742,796
Oklahoma: 0.1%
50,000	Grand River Dam Authority (RB) 4.00%, 06/01/19	54,659
100,000	Grand River Dam Authority, Series A (RB) 3.00%, 06/01/18	104,497
Principal
Amount		Value

Oklahoma: (continued)
$50,000	Oklahoma Development Finance Authority, Health System, Series A (RB) 5.00%, 08/15/18	$54,641
		213,797
Oregon: 1.3%
	City of Portland, Sewer System, First Lien, Series A (RB)
70,000	5.00%, 10/01/17	74,292
60,000	5.00%, 06/01/19	67,678
200,000	Medford School District No. 549C (GO) (SBG) 5.00%, 12/15/20	235,192
60,000	Oregon State Facilities Authority, Legacy Health project, Series A (RB) 5.25%, 05/01/21	71,515
	Oregon State Facilities Authority, Legacy Health Project, Series A (RB)
200,000	5.00%, 05/01/17	208,382
600,000	5.25%, 05/01/19	674,784
	Oregon State Facilities Authority, Providence Health and Services, Series A (RB)
50,000	5.00%, 10/01/20	58,321
60,000	5.00%, 10/01/21	71,765
	Oregon State Lottery, Department of Administrative Services, Series B (RB)
685,000	5.00%, 04/01/19	767,536
205,000	5.00%, 04/01/20	237,119
65,000	Oregon State Lottery, Department of Administrative Services, Series D (RB) 5.00%, 04/01/20	75,184
775,000	Tri-County Metropolitan Transportation District of Oregon (RB) 5.00%, 05/01/17 (c)	808,271
50,000	Tri-County Metropolitan Transportation District, Series A (RB) 5.00%, 10/01/20	57,924
		3,407,963
Pennsylvania: 4.3%
105,000	City of Philadelphia, Gas Works Revenue, Thirteenth Series (RB) 4.00%, 08/01/18	111,819
40,000	City of Philadelphia, Water and Wastewater Revenue, Series A (RB) 5.00%, 07/01/20	46,217
	Commonwealth of Pennsylvania, First Refunding Series (GO)
1,000,000	5.00%, 07/01/17	1,048,800
900,000	5.00%, 06/15/18	976,887
90,000	5.00%, 07/01/18	97,828
1,000,000	5.00%, 07/01/18	1,086,980
50,000	5.00%, 08/15/19	56,369
	Commonwealth of Pennsylvania, First Series (GO)
655,000	5.00%, 11/15/18	721,175
1,000,000	5.00%, 04/01/19	1,114,060
300,000	5.00%, 06/01/19	336,054

See Notes to Financial Statements

70

Principal
Amount		Value

Pennsylvania: (continued)
$500,000	Commonwealth of Pennsylvania, Second Series (GO) 5.00%, 10/15/19	$566,325
	County of Allegheny, Series C-73 (GO)
60,000	4.00%, 12/01/17	62,980
835,000	5.00%, 12/01/19	948,535
200,000	Monroeville Finance Authority (RB) 5.00%, 02/15/21	234,290
200,000	Pennsylvania Economic Development Financing Authority (RB) 5.00%, 01/01/18	214,084
275,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series B (RB) 5.00%, 01/01/19 (c)	304,549
	Pennsylvania Economic Development, Unemployment Compensation, Series A (RB)
545,000	4.00%, 02/01/20	602,775
550,000	5.00%, 07/01/17	578,215
1,250,000	5.00%, 07/01/18	1,364,075
475,000	5.00%, 01/01/19	527,364
110,000	5.00%, 07/01/19	124,268
	Pennsylvania Economic Development, Unemployment Compensation, Series B (RB)
205,000	5.00%, 07/01/19 (c)	231,181
35,000	5.00%, 07/01/19 (c)	39,517
50,000	Southeastern Pennsylvania Transportation Authority, Federal Transit Administration Section 5309 (RB) 5.00%, 06/01/20	57,491
		11,451,838
Rhode Island: 0.5%
1,000,000	Rhode Island Health & Educational Building Corp. (RB) 5.00%, 09/01/21	1,199,440
100,000	State of Rhode Island (GO) 5.00%, 08/01/20	116,479
		1,315,919
South Carolina: 0.9%
50,000	Beaufort County School District, Series A (GO) 5.00%, 03/01/18	53,911
125,000	Berkeley County, Combined Utility System (RB) 5.00%, 06/01/17	130,884
75,000	Charleston Educational Excellence Financing Corp., Series B (RB) 5.00%, 12/01/20	87,833
100,000	County of Florence (GO) (SAW) 3.00%, 06/01/17	102,600
565,000	SCAGO Educational Facilities Corp for Pickens School District (RB) 5.00%, 12/01/21	673,045
1,000,000	South Carolina Public Service Authority, Series B (RB) 5.00%, 12/01/18	1,104,120
Principal
Amount		Value

South Carolina: (continued)
$150,000	South Carolina State Public Service Authority, Series B (RB) 4.00%, 12/01/19	$165,541
		2,317,934
Tennessee: 0.7%
145,000	County of Shelby TN (GO) 4.00%, 03/01/20	161,746
90,000	Metropolitan Government of Nashville & Davidson County TN (GO) 5.00%, 01/01/22	108,763
900,000	Metropolitan Government of Nashville and Davidson County, Water and Sewer Revenue (RB) 5.00%, 07/01/17	943,920
	Shelby County, Series A (GO)
25,000	4.00%, 03/01/18	26,489
75,000	5.00%, 03/01/21	88,824
200,000	Summer County (GO) 5.00%, 06/01/20	232,038
	Tennessee School Board Authority, Higher Educational Facilities Second Program, Series C (RB)
130,000	5.00%, 05/01/19	144,872
150,000	5.00%, 11/01/19	171,259
		1,877,911
Texas: 8.2%
50,000	Alvin Independent School District, Series C (GO) 5.00%, 02/15/21	58,903
295,000	Austin Independent School District, Series B (GO) 5.00%, 08/01/19	333,854
500,000	Board of regents of Texas A & M University System, Series B (RB) 5.00%, 05/15/21	595,715
300,000	City of Corpus Christi, Utility System Junior Lien (RB) 5.00%, 07/15/19	337,461
	City of Dallas (GO)
100,000	5.00%, 02/15/20	115,124
100,000	5.00%, 02/15/20	115,124
575,000	5.00%, 02/15/21	678,851
550,000	City of Dallas, Fort Worth International Airport, Series B (RB) 5.00%, 11/01/18	606,875
100,000	City of Dallas, Series A (GO) 5.00%, 02/15/18	107,595
	City of Dallas, Waterworks and Sewer System Revenue, Series A (RB)
50,000	5.00%, 10/01/18	55,050
150,000	5.00%, 10/01/20	175,740
1,250,000	City of Fort Worth, Waterworks and Sewer System Revenue (RB) 5.00%, 02/15/18	1,345,162
50,000	City of Frisco (GO) 5.00%, 02/15/19	55,763
100,000	City of Frisco TX (GO) 5.00%, 02/15/20	115,245

See Notes to Financial Statements

71

AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Texas: (continued)
$750,000	City of Houston, Combined Utility System, First Lien, Series C (RB) 5.00%, 05/15/20	$865,972
	City of Houston, Series A (GO)
460,000	5.00%, 03/01/18	495,802
50,000	5.00%, 03/01/18	53,863
550,000	5.00%, 03/01/20	628,122
640,000	5.00%, 03/01/20	730,906
1,350,000	City of Houston, Texas, Series A (GO) 5.00%, 03/01/21	1,581,471
160,000	City of San Antonio, Electric and Gas Revenue (RB) 5.00%, 02/01/20	183,699
	City of San Antonio, General Improvement (GO)
500,000	5.00%, 02/01/21	592,130
65,000	5.00%, 02/01/21	76,977
795,000	City of San Antonio, Water System Revenue (RB) 5.00%, 05/15/20	921,341
1,000,000	Clear Creek Independent School District, Series B (GO) 3.00%, 08/14/19 (p)	1,058,670
50,000	Cypress-Fairbanks Independent School District (GO) 4.00%, 02/15/18	52,905
	Dallas Independent School District (GO)
50,000	5.00%, 08/15/19	56,664
295,000	5.00%, 02/15/21	348,430
120,000	Fort Bend Independent School District (GO) 5.00%, 08/15/21	143,603
70,000	Harris County Cultural Education Facilities Finance Corp., Texas Children’s Hospital (RB) 5.00%, 10/01/19	79,334
500,000	Harris County-Houston Sports Authority (RB) 5.00%, 11/15/20	580,420
50,000	Houston Community College System (GO) 5.00%, 02/15/21	58,852
	Houston Independent School District (RB)
100,000	5.00%, 09/15/19	113,340
120,000	5.00%, 09/15/20	139,830
265,000	Houston Independent School District, Series C (GO) 5.00%, 02/15/19	295,774
100,000	Lewisville Independent School District, Series A (GO) 4.00%, 08/15/18	107,240
	Lower Colorado River Authority, LCRA Transmission Service Corp. Project, Series A (RB)
300,000	5.00%, 05/15/17	312,810
175,000	5.00%, 05/15/20	201,610
55,000	Metropolitan Transit Authority of Harris County (RB) 5.00%, 11/01/19	62,714
Principal
Amount		Value

Texas: (continued)
$200,000	North East Independent School District, Series A (GO) 5.00%, 08/01/18	$218,622
50,000	North Texas Municipal Water District (RB) 5.00%, 09/01/20	58,283
195,000	North Texas Tollway Authority, First Tier, Series B (RB) 5.00%, 01/01/20	222,193
500,000	Northside Independent School District (GO) 2.00%, 08/01/19 (p)	514,290
490,000	Northside Independent School District, Series A (GO) 2.00%, 06/01/19 (p)	501,799
200,000	State of Texas (GO) 5.00%, 04/01/20	230,920
1,000,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply (RB) 5.00%, 12/15/20	1,149,180
	Texas Public Finance Authority (GO)
50,000	5.00%, 10/01/17	53,059
510,000	5.00%, 10/01/18	561,632
1,020,000	Texas Public Finance Authority, Series A (GO) 4.00%, 10/01/19	1,126,621
500,000	Texas Transportation Commission, Highway Improvement, Series A (GO) 5.00%, 04/01/19	559,940
500,000	Texas Transportation Commission, State Highway, First Tier (RB) 5.00%, 10/01/19	568,835
	Texas Transportation Commission, State Highway, First Tier, Series A (RB)
60,000	5.00%, 04/01/18	64,894
250,000	5.00%, 04/01/20	288,755
	Texas Transportation Commission, State Mobility Fund (GO)
50,000	5.00%, 10/01/19	56,902
700,000	5.00%, 10/01/20	819,791
150,000	University of Texas System, Board of Regents, Series A (RB) 5.00%, 08/15/17	158,366
		21,593,023
Utah: 0.1%
	Intermountain Power Agency, Subordinated Power Supply, Series A (RB)
75,000	5.00%, 07/01/18	81,608
35,000	5.00%, 07/01/19	39,353
50,000	State of Utah, Series A (GO) 5.00%, 07/01/19	56,553
		177,514
Virginia: 0.8%
500,000	City of Norfolk, Water Revenue (RB) 5.00%, 11/01/19	568,830

See Notes to Financial Statements

72

Principal
Amount		Value

Virginia: (continued)
$60,000	Fairfax County, Public Improvement, Series B (GO) (SAW) 4.00%, 10/01/19	$66,314
500,000	Virginia College Building Authority, 21st Century College & Equipment Programs Educational Facilities, Series A (RB) 5.00%, 02/01/19	556,105
	Virginia College Building Authority, Public Higher Education Financing Program, Series A (RB)
60,000	5.00%, 09/01/17	63,478
150,000	5.00%, 09/01/19	169,888
50,000	Virginia Commonwealth Transportation Board, Capital Project (RB) 5.00%, 05/15/19	56,147
500,000	Virginia Commonwealth Transportation Board, U.S. Route 58 Corridor Development Program, Series B (RB) 5.00%, 05/15/20	579,030
		2,059,792
Washington: 3.2%
30,000	Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax, Series P-1 (RB) 5.00%, 02/01/19	33,419
100,000	City of Seattle WA Water System Revenue (RB) 5.00%, 09/01/21	119,944
555,000	City of Seattle, Municipal Light and Power, Series B (RB) 5.00%, 06/01/19	623,853
	Energy Northwest, Columbia Generating Station Electric, Series A (RB)
240,000	5.00%, 07/01/17	252,055
500,000	5.00%, 07/01/18	545,745
1,200,000	5.00%, 07/01/19	1,354,452
65,000	5.00%, 07/01/20	75,621
55,000	Energy Northwest, Project 3 Electric Revenue, Series A (RB) 5.00%, 07/01/18	60,032
35,000	Grant County Public Utility District No. 2, Series I (RB) 5.00%, 01/01/19	38,790
550,000	King County School District No 414 Lake Washington (GO) (SBG) 5.00%, 12/01/18	610,995
50,000	Northwest Washington, Columbia Generating Electric Station, Series A (RB) 5.00%, 07/01/21	59,724
125,000	Public Utility District No. 2 of Grant County, Series I (RB) 5.00%, 01/01/18	133,824
180,000	Renton School District No. 403 (GO) (SBG) 5.00%, 12/01/18	199,033
Principal
Amount		Value

Washington: (continued)
$145,000	Washington Federal Highway Grant Anticipation, SR 520 Corridor Program, Series F (RB) 5.00%, 09/01/20	$168,419
	Washington State Federal Highway Grant Anticipation, Series C (RB)
1,865,000	5.00%, 09/01/18	2,040,068
100,000	5.00%, 09/01/19	112,943
450,000	5.00%, 09/01/20	522,679
	Washington State Federal Highway Grant Anticipation, Series F (RB)
165,000	5.00%, 09/01/17	174,339
180,000	5.00%, 09/01/21	214,358
	Washington State, Various Purpose, Series R-A (GO)
60,000	5.00%, 07/01/17	63,064
500,000	5.00%, 07/01/20	581,920
75,000	5.00%, 07/01/20	87,288
250,000	Washington State, Various Purpose, Series R-C (GO) 5.00%, 07/01/19	282,177
		8,354,742
Wisconsin: 1.2%
250,000	City of Milwaukee WI (GO) 5.00%, 05/01/21	296,695
	City of Milwaukee, Series N2 (GO)
135,000	5.00%, 05/01/17	140,864
250,000	5.00%, 05/01/19	280,345
100,000	State of Wisconsin (GO) 5.00%, 11/01/17	106,478
100,000	State of Wisconsin, Clean Water Revenue, Series 2 (RB) 5.00%, 06/01/20	115,976
	State of Wisconsin, Series 1 (GO)
1,380,000	5.00%, 05/01/17	1,440,361
230,000	5.00%, 05/01/20	266,402
	State of Wisconsin, Series 2 (GO)
305,000	5.00%, 11/01/18	337,177
150,000	5.00%, 05/01/19	168,540
50,000	WPPI Energy Power Supply System, Series A (RB) 5.00%, 07/01/18	54,518
		3,207,356
Total Municipal Bonds (Cost: $258,884,036)		260,769,985

Number of Shares
MONEY MARKET FUND: 0.1% (Cost: $355,918)
355,918	Dreyfus Tax Exempt Cash Management Fund — Class B Shares	355,918
Total Investments: 98.8% (Cost: $259,239,954)		261,125,903
Other assets less liabilities: 1.2%		3,165,487
NET ASSETS: 100.0%		$264,291,390

See Notes to Financial Statements

73

AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

AGM	Assured Guaranty Municipal Corp.
CP	Certificate of Participation
GO	General Obligation
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor

Summary of Investments By Sector (unaudited)	% of Investments	Value
Education	4.5%	$11,706,321
Health Care	5.2	13,426,482
Industrial Revenue	2.4	6,215,513
Leasing	8.3	21,602,079
Local	16.5	43,142,012
Power	6.4	16,695,405
Solid Waste/Resource Recovery	0.0	84,870
Special Tax	12.8	33,454,659
State	21.0	54,902,175
Tobacco	0.1	271,997
Transportation	13.6	35,423,300
Water & Sewer	9.1	23,845,172
Money Market Fund	0.1	355,918
	100.0%	$261,125,903

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Municipal Bonds*	$—	$260,769,985	$—	$260,769,985
Money Market Fund	355,918	—	—	355,918
Total	$355,918	$260,769,985	$—	$261,125,903

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

74

CEF MUNICIPAL INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Number
of Shares		Value

CLOSED-END FUNDS: 99.8%
74,434	Alliance Bernstein National Municipal Income Fund, Inc.	$1,112,788
38,205	BlackRock Investment Quality Municipal Trust, Inc.	647,193
34,886	BlackRock Long-Term Municipal Advantage Trust	428,400
100,859	BlackRock Muni Intermediate Duration Fund, Inc.	1,532,048
56,103	BlackRock MuniAssets Fund, Inc.	826,958
25,695	BlackRock Municipal 2018 Term Trust	390,821
37,091	BlackRock Municipal 2020 Term Trust	598,649
181,969	BlackRock Municipal 2030 Target Term Trust	4,241,697
18,745	BlackRock Municipal Bond Trust	324,289
60,911	BlackRock Municipal Income Quality Trust	938,029
72,002	BlackRock Municipal Income Trust	1,111,711
37,577	BlackRock Municipal Income Trust II	609,499
53,127	BlackRock MuniEnhanced Fund, Inc.	666,744
20,840	BlackRock MuniHoldings Fund II, Inc.	338,233
25,116	BlackRock MuniHoldings Fund, Inc.	455,604
86,258	BlackRock MuniHoldings Investment Quality Fund	1,343,037
52,627	BlackRock MuniHoldings Quality Fund II, Inc.	757,303
30,286	BlackRock MuniHoldings Quality Fund, Inc.	433,393
28,102	BlackRock MuniVest Fund II, Inc.	488,413
86,354	BlackRock MuniVest Fund, Inc.	930,896
83,561	BlackRock MuniYield Fund, Inc.	1,314,415
21,553	BlackRock MuniYield Investment Fund	351,314
51,706	BlackRock MuniYield Quality Fund II, Inc.	740,947
123,317	BlackRock MuniYield Quality Fund III, Inc.	1,885,517
56,368	BlackRock MuniYield Quality Fund, Inc.	933,454
61,293	Deutsche Municipal Income Trust	873,425
47,963	Dreyfus Municipal Bond Infrastructure Fund, Inc.	649,899
37,994	Dreyfus Municipal Income, Inc.	381,460
110,914	Dreyfus Strategic Municipal Bond Fund, Inc.	976,043
112,242	Dreyfus Strategic Municipals, Inc.	1,024,769
178,542	Eaton Vance Municipal Bond Fund	2,446,025
22,928	Eaton Vance Municipal Bond Fund II	319,846
28,215	Eaton Vance Municipal Income 2028 Term Trust	559,503
31,908	Eaton Vance Municipal Income Trust	455,965
34,777	Eaton Vance National Municipal Opportunities Trust	790,829
100,342	Invesco Advantage Municipal Income Trust II	1,278,357
87,206	Invesco Municipal Income Opportunities Trust	670,614
151,516	Invesco Municipal Opportunity Trust	2,156,073
144,210	Invesco Municipal Trust	1,959,814
138,426	Invesco Quality Municipal Income Trust	1,874,288
126,158	Invesco Trust for Investment Grade Municipals	1,820,460
74,704	Invesco Value Municipal Income Trust	1,283,415
51,483	MainStay Defined Term Municipal Opportunities Fund	1,029,660
Number
of Shares		Value

CLOSED-END FUNDS: (continued)
80,994	MFS High Income Municipal Trust	$425,218
95,988	MFS Municipal Income Trust	697,833
29,994	Neuberger Berman Intermediate Municipal Fund, Inc.	499,400
205,774	Nuveen AMT-Free Municipal Income Fund	3,010,474
19,139	Nuveen AMT-Free Municipal Value Fund	337,995
102,154	Nuveen Dividend Advantage Municipal Fund	1,556,827
559,107	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund	8,654,976
389,960	Nuveen Enhanced Municipal Credit Opportunities Fund	5,978,087
33,991	Nuveen Enhanced Municipal Value Fund	548,275
109,801	Nuveen Intermediate Duration Municipal Term Fund	1,516,352
30,869	Nuveen Intermediate Duration Quality Municipal Term Fund	421,671
77,648	Nuveen Investment Quality Municipal Fund, Inc.	1,261,004
82,829	Nuveen Municipal High Income Opportunity Fund	1,171,202
131,970	Nuveen Municipal Market Opportunity Fund, Inc.	1,949,197
375,708	Nuveen Municipal Value Fund, Inc.	3,952,448
154,930	Nuveen Performance Plus Municipal Fund, Inc.	2,528,458
52,601	Nuveen Premier Municipal Income Fund, Inc.	769,553
184,201	Nuveen Premium Income Municipal Fund 2, Inc.	2,792,487
169,865	Nuveen Premium Income Municipal Fund, Inc.	2,537,783
101,311	Nuveen Select Quality Municipal Fund, Inc.	1,532,835
41,128	Nuveen Select Tax-Free Income 2 Portfolio	592,654
30,541	Nuveen Select Tax-Free Income 3 Portfolio	457,810
38,592	Nuveen Select Tax-Free Income Portfolio	573,477
30,803	PIMCO Municipal Income Fund	511,022
83,046	PIMCO Municipal Income Fund II	1,124,443
43,812	PIMCO Municipal Income Fund III	551,593
17,895	Pioneer Municipal High Income Advantage Trust	249,635
35,750	Pioneer Municipal High Income Trust	503,002
145,983	Putnam Managed Municipal Income Trust	1,134,288
104,231	Putnam Municipal Opportunities Trust	1,365,426
67,103	Western Asset Managed Municipals Fund, Inc.	1,017,281
15,535	Western Asset Municipal Defined Opportunity Trust, Inc.	371,287
39,005	Western Asset Municipal High Income Fund, Inc.	313,990
21,893	Western Asset Municipal Partners Fund, Inc.	371,305
Total Closed-End Funds (Cost: $90,453,040)		$95,231,085

See Notes to Financial Statements

75

CEF MUNICIPAL INCOME ETF

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

MONEY MARKET FUND: 0.1% (Cost: $110,257)
110,257	Dreyfus Tax Exempt Cash Management Fund – Class B Shares	$110,257
Total Investments: 99.9% (Cost: $90,563,297)		95,341,342
Other assets less liabilities: 0.1%		133,345
NET ASSETS: 100.0%		$95,474,687

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Financial	99.9%	$95,231,085
Money Market Fund	0.1	110,257
	100.0%	$95,341,342

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Closed-End Funds	$95,231,085	$—	$—	$95,231,085
Money Market Fund	110,257	—	—	110,257
Total	$95,341,342	$—	$—	$95,341,342

There were no transfers between levels during the year ended April 30, 2016

See Notes to Financial Statements

76

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal
Amount		Value

MUNICIPAL BONDS: 98.0%
Alabama: 1.5%
	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB)
$745,000	6.45%, 05/31/16 (c)	$746,214
2,250,000	6.45%, 05/31/16 (c)	2,253,667
	Alabama State University, General Tuition and Fee (RB) (XLCA)
1,540,000	4.63%, 08/01/16 (c)	1,406,420
395,000	5.00%, 08/01/16 (c)	394,949
580,000	5.25%, 08/01/16 (c)	582,366
	County of Jefferson, Alabama Sewer Revenue, Series D (RB)
10,650,000	6.00%, 10/01/23 (c)	12,491,811
8,000,000	6.50%, 10/01/23 (c)	9,668,080
45,000	County of Jefferson, Alabama Sewer Revenue, Series E (RB) 7.00%, 10/01/23 (c) ^	12,138
1,085,000	Huntsville-Redstone Village Special Care Facilities Financing Authority (RB) 5.50%, 01/01/17 (c)	1,090,067
		28,645,712
Alaska: 0.7%
	Northern Tobacco Securitization Corp., Series A (RB)
25,000	4.63%, 05/16/16 (c)	25,172
9,330,000	5.00%, 05/16/16 (c)	8,804,068
4,670,000	5.00%, 05/16/16 (c)	4,669,953
		13,499,193
American Samoa: 0.1%
1,000,000	American Samoa Economic Development Authority (RB) 6.63%, 09/01/25 (c)	1,037,160
Arizona: 2.3%
3,025,000	Apache County Industrial Development Authority, Series A (RB) 4.50%, 03/01/22 (c)	3,326,834
	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A (RB)
200,000	5.00%, 02/01/20	227,172
350,000	5.00%, 02/01/21	406,207
2,165,000	5.00%, 02/01/22 (c)	2,446,558
730,000	5.00%, 02/01/22 (c)	816,658
1,310,000	5.00%, 02/01/22 (c)	1,436,323
	Arizona Health Facilities Authority, The Beatitudes Campus Project (RB)
365,000	5.10%, 10/01/16 (c)	367,135
1,510,000	5.20%, 10/01/16 (c)	1,511,102
	Industrial Development Authority of Phoenix (RB)
350,000	3.00%, 07/01/20	352,996
675,000	5.00%, 07/01/25 (c)	701,608

Principal
Amount		Value

Arizona: (continued)
$500,000	Industrial Development Authority of Phoenix, Basis Schools, Inc. Project, Series A (RB) 5.00%, 07/01/25 (c)	$522,000
	Industrial Development Authority of Phoenix, Great Hearts Academies Project, Series A (RB)
750,000	3.75%, 07/01/24	814,170
640,000	5.00%, 07/01/24 (c)	694,342
1,000,000	5.00%, 07/01/24 (c)	1,122,200
	Industrial Development Authority of the City of Phoenix/The (RB)
500,000	4.00%, 07/01/25	537,275
1,000,000	5.00%, 07/01/25 (c)	1,054,020
1,000,000	5.00%, 07/01/25 (c)	1,073,620
295,000	Industrial Development Authority of the County of Pima (RB) 6.00%, 07/01/20 (c)	310,449
85,000	Mohave County Industrial Development Authority, Correctional Facilities Contract Revenue (RB) 7.50%, 05/01/19	92,013
400,000	Peoria Industrial Development Authority, Sierra Winds Life Care Community Project, Series A (RB) 5.00%, 11/15/24	412,316
	Pima County, Arizona Industrial Development Authority, Charter School Projects, Series A (RB)
5,490,000	5.50%, 07/01/17 (c)	5,617,697
2,045,000	5.63%, 07/01/17 (c)	1,973,323
1,400,000	Pima County, Arizona Industrial Development Authority, Tucson Electric Power Company Project, Series A (RB) 5.25%, 10/01/20 (c)	1,541,274
	Salt Verde Financial Corp. (RB)
3,935,000	5.00%, 12/01/32	4,857,757
6,325,000	5.00%, 12/01/37	7,896,509
30,000	5.25%, 12/01/23	36,050
20,000	5.25%, 12/01/24	24,273
115,000	5.25%, 12/01/25	140,900
50,000	5.25%, 12/01/27	62,095
260,000	5.50%, 12/01/29	333,380
1,000,000	Tempe, Arizona Industrial Development Authority, Friendship Village of Tempe, Series A (RB) 6.25%, 12/01/21 (c)	1,081,820
1,000,000	The Industrial Development Authority of the County of Pima, Edkey Charter Schools Project (RB) 6.00%, 07/01/20 (c)	1,008,080
		42,798,156

See Notes to Financial Statements

77

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Arkansas: 0.0%
$640,000	Arkansas Development Finance Authority (RB) 5.00%, 02/01/25 (c)	$742,022
35,000	County of Howard, Arkansas (RB) (AGO) 4.50%, 06/01/17 (c)	35,277
		777,299
California: 12.1%
	Alameda Corridor Transportation Authority, Sub Lien, Series A (RB) (AMBAC)
70,000	1.57%, 10/01/17 ^	68,437
200,000	5.40%, 10/01/17 (c)	212,304
1,500,000	Antelope Valley Healthcare District (RB) 5.00%, 03/01/26 (c)	1,609,440
	California County Tobacco Securitization Agency (RB)
150,000	5.00%, 05/31/16 (c)	150,084
105,000	5.25%, 05/16/16 (c)	90,960
30,000	5.88%, 05/31/16 (c)	30,011
41,250,000	11.80%, 06/01/16 (c) ^	506,962
	California County Tobacco Securitization Agency, Golden Gate Tobacco Funding Corp., Series A (RB)
4,115,000	5.00%, 06/01/17 (c)	3,787,117
15,000	5.00%, 06/01/17 (c)	14,358
	California County Tobacco Securitization Agency, Series A (RB)
1,000,000	5.45%, 12/01/18 (c)	1,027,710
3,555,000	5.60%, 12/01/18 (c)	3,629,015
8,190,000	5.70%, 12/01/18 (c)	8,324,562
43,500,000	California County Tobacco Securitization Agency, Series D (RB) 10.91%, 06/01/16 (c) ^	469,800
	California County Tobacco Securitization Agency, Sonoma County Securitization Corp. (RB)
555,000	5.13%, 05/31/16 (c)	554,967
2,000,000	5.25%, 05/31/16 (c)	1,979,320
80,000	California Health Facilities Financing Authority, Series A (RB) 4.25%, 11/15/22 (c)	82,860
500,000	California Municipal Finance Authority (RB) 4.25%, 02/01/25 (c)	520,355
1,000,000	California Municipal Finance Authority Revenue, Eisenhower Medical Center, Series A (RB) 5.75%, 07/01/20 (c)	1,127,560
	California Municipal Finance Authority, California Baptist University (RB)
500,000	5.50%, 11/01/25 (c)	528,775
1,000,000	6.13%, 11/01/23 (c)	1,122,630
60,000	California Municipal Finance Authority, Community Hospitals of Central California Obligated Group (RB) 5.50%, 02/01/19 (c)	65,557
Principal
Amount		Value

California: (continued)
	California Municipal Finance Authority, Rocketship Education, Series A (RB)
$850,000	6.00%, 06/01/22 (c)	$928,642
930,000	7.00%, 06/01/22 (c)	1,055,885
1,500,000	California Municipal Finance Authority, Santa Rosa Academy Project, Series A (RB) 6.00%, 07/01/22 (c)	1,595,700
1,000,000	California Municipal Finance Authority, Series A (RB) 5.63%, 03/01/25 (c)	1,019,060
500,000	California Pollution Control Financing Authority (RB) 3.63%, 07/01/25 (c)	540,670
750,000	California Pollution Control Financing Authority, Pacific Gas and Electric Co. (RB) (FGIC) 4.75%, 06/01/17 (c)	781,312
	California Statewide Communities Development Authority (RB)
2,000,000	5.25%, 12/01/24 (c)	2,293,980
385,000	5.50%, 05/31/16 (c)	387,895
1,750,000	California Statewide Communities Development Authority, Beverly Community Hospital Association (RB) 5.00%, 08/01/25 (c)	1,946,892
110,000	California Statewide Communities Development Authority, Childrens Hospitals (RB) 5.00%, 08/15/17 (c)	113,511
1,005,000	California Statewide Communities Development Authority, GNMA Collateralized-740 S. Olive St. Apartments, Series L (RB) 4.90%, 07/20/19 (c)	1,078,375
75,000	California Statewide Communities Development Authority, Lancer Plaza Project (RB) 5.63%, 11/01/23 (c)	79,241
	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A (RB)
4,510,000	5.25%, 12/01/24 (c)	4,995,050
5,780,000	5.25%, 12/01/24 (c)	6,478,108
5,270,000	5.50%, 12/01/24 (c)	5,838,896
	California Statewide Communities Development Authority, Series A (RB)
1,000,000	5.00%, 06/01/26 (c)	1,091,630
1,500,000	5.25%, 06/01/26 (c)	1,640,940
1,000,000	California Statewide Communities Development Authority, The Terraces at San Joaquin Gardens Project, Series A (RB) 6.00%, 10/01/22 (c)	1,074,030
40,000	California Statewide Community Development Authority, Daughters of Charity Health System (RB) 5.50%, 05/31/16 (c)	40,200

See Notes to Financial Statements

78

Principal
Amount		Value

California: (continued)
	California Statewide Community Development Authority, Daughters of Charity Health System, Series A (RB)
$1,915,000	5.25%, 05/31/16 (c)	$1,915,000
2,410,000	5.50%, 05/31/16 (c)	2,416,025
3,210,000	5.50%, 05/31/16 (c)	3,214,012
	California Statewide Financing Authority, Pooled Tobacco Securitization Program, Series A (RB)
900,000	6.00%, 05/31/16 (c)	920,511
7,350,000	7.10%, 06/01/16 (c) ^	955,573
3,175,000	California Statewide Financing Authority, Pooled Tobacco Securitization Program, Series B (RB) 6.00%, 05/31/16 (c)	3,247,358
103,500,000	California Statewide Financing Authority, Pooled Tobacco Securitization Program, Series D (RB) 12.31%, 06/01/16 (c) ^	1,204,740
120,000	Cathedral City, California Public Financing Authority (AMBAC) (TA) 4.50%, 08/01/17 (c)	121,163
55,000	Chino Public Financing Authority (ST) 5.00%, 09/01/22 (c)	60,460
250,000	City of Fremont, Community Facilities District No. 1 (ST) 5.00%, 09/01/25 (c)	278,553
750,000	City of Irvine, District No. 15-2 (SA) 5.00%, 09/02/25 (c)	843,285
125,000	City of Long Beach, California Marina System Revenue (RB) 5.00%, 05/15/25 (c)	140,853
1,000,000	City of Rocklin, Community Facilities District No. 10 (ST) 5.00%, 09/01/25 (c)	1,080,380
200,000	City of Roseville, Westpark Community Facility District No. 1 (ST) 5.00%, 09/01/25 (c)	219,840
200,000	City of San Clemente CA (ST) 5.00%, 09/01/25 (c)	227,092
25,000	County of Sacramento CA (CP) (AMBAC) 4.75%, 05/31/16 (c)	25,070
	Foothill Transportation Corridor Agency, Tall Road Revenue, Series A (RB)
1,000,000	5.75%, 01/15/24 (c)	1,179,430
2,500,000	6.00%, 01/15/24 (c)	2,977,850
310,000	Foothill Transportation Corridor Agency, Tall Road Revenue, Series B-1 (RB) 5.00%, 07/15/17 (c) (p)	323,311
	Foothill Transportation Corridor Agency, Tall Road Revenue, Series B-2 (RB)
280,000	5.00%, 07/15/19 (c) (p)	307,527
1,000,000	6.00%, 01/15/24 (c)	1,188,890
Principal
Amount		Value

California: (continued)
$6,525,000	Foothill Transportation Corridor Agency, Tall Road Revenue, Series B-3 (RB) 5.50%, 07/15/22 (c) (p)	$7,782,563
1,000,000	Foothill Transportation Corridor Agency, Tall Road Revenue, Series C (RB) 6.50%, 01/15/24 (c)	1,188,940
86,570,000	Golden State Tobacco Securitization Corp. (RB) 7.99%, 06/01/17 (c) ^	6,323,938
	Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series A-1 (RB)
9,155,000	4.50%, 06/01/17 (c)	9,312,924
3,570,000	5.00%, 06/01/17 (c)	3,575,034
11,695,000	5.13%, 06/01/17 (c)	11,489,285
26,065,000	5.75%, 06/01/17 (c)	26,130,944
9,500,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series A-2 (RB) 5.30%, 06/01/22 (c)	9,543,605
5,180,000	Inland Empire Tobacco Securitization Authority, Inland Empire Tobacco Securitization Corp., Series A (RB) 4.63%, 06/01/17 (c)	5,224,444
655,000	Inland Empire Tobacco Securitization Authority, Series B (RB) 5.75%, 06/01/21 (c)	692,970
500,000	Lake Elsinore Public Financing Authority (ST) 5.00%, 09/01/25 (c)	549,600
50,000	Lincoln Public Financing Authority, Twelve Bridges, Series B (SA) 6.00%, 09/02/21 (c)	58,262
230,000	Long Beach Bond Finance Authority (RB) 5.00%, 11/15/29	280,846
1,900,000	Long Beach Bond Finance Authority, Series A (RB) 5.50%, 11/15/30	2,448,283
1,000,000	M-S-R Energy Authority (RB) 6.50%, 11/01/39	1,446,990
3,400,000	MSR Energy Authority, Series B (RB) 6.13%, 11/01/29	4,478,344
	MSR Energy Authority, Series C (RB)
700,000	6.13%, 11/01/29	922,012
2,105,000	7.00%, 11/01/34	3,135,208
1,000,000	Orange County Community Facilities District, Series A (ST) 4.25%, 08/15/25 (c)	1,058,140
165,000	Palomar Pomerado Health Certificates (CP) 6.00%, 11/01/20 (c)	175,930
115,000	Patterson Public Financing Authority, Community Facilities District No. 2001-1, Series A (ST) 4.00%, 09/01/21	122,695

See Notes to Financial Statements

79

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

California: (continued)
$1,000,000	Perris Union High School District (ST) 5.00%, 03/01/25 (c)	$1,126,740
750,000	Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/25 (c)	852,885
3,000,000	River Islands Public Financing Authority, Community Facilities District No. 2003-1, Series A-1 (ST) 5.50%, 09/01/22 (c)	3,271,110
20,000	Roseville Finance Authority (AMBAC) (ST) 4.38%, 09/01/17 (c)	20,104
3,600,000	San Buenaventura, California Community Memorial Health System (RB) 7.50%, 12/01/21 (c)	4,364,064
20,000	San Francisco City & County Redevelopment Agency (TA) 6.25%, 02/01/21 (c)	23,886
	San Joaquin Hills Transportation Corridor Agency (RB)
1,750,000	5.00%, 01/15/25 (c)	1,925,980
3,760,000	5.00%, 01/15/25 (c)	4,120,471
500,000	5.00%, 01/15/25 (c)	573,145
3,300,000	5.00%, 01/15/25 (c)	3,707,715
555,000	San Jose Redevelopment Agency, Series B (TA) (XLCA) 4.25%, 08/01/17 (c)	560,261
275,000	San Jose Redevelopment Agency, Series D (AMBAC) (TA) 5.00%, 08/01/17 (c)	289,836
	Saugus/Hart School Facilities Financing Authority (ST)
500,000	5.00%, 03/01/26 (c)	559,230
500,000	5.00%, 03/01/26 (c)	561,875
9,000,000	Silicon Valley, California Tobacco Securitization Authority, Series A (RB) 7.40%, 06/01/17 (c) ^	2,906,640
43,500,000	Silicon Valley, California Tobacco Securitization Authority, Series D (RB) 11.32%, 06/01/17 (c) ^	609,000
1,000,000	Thousand Oaks, California Community Facilities Special Tax, District No. 1994-1 (ST) 5.38%, 09/01/22 (c)	1,066,330
	Tobacco Securitization Authority of Northern California, Series A-1 (RB)
240,000	5.38%, 05/16/16 (c)	238,915
6,025,000	5.50%, 05/16/16 (c)	6,016,023
	Tobacco Securitization Authority of Southern California, Series A-1 (RB)
5,325,000	5.00%, 05/16/16 (c)	5,325,000
7,415,000	5.13%, 05/16/16 (c)	7,414,703
	Tustin Community Facilities District, Series A (ST)
100,000	5.00%, 09/01/25 (c)	110,252
100,000	5.00%, 09/01/25 (c)	110,918
Principal
Amount		Value

California: (continued)
$750,000	Val Verde Unified School District (ST) 5.00%, 03/01/25 (c)	$826,365
795,000	Vernon Electric System Revenue, Series A (RB) 5.13%, 08/01/19 (c)	872,433
2,500,000	West Contra Costa Healthcare District (CP) 6.25%, 07/01/21 (c)	2,875,200
665,000	Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST) 4.00%, 09/01/21	673,751
		228,673,513
Colorado: 1.5%
	City and County of Denver, Special Facilities Airport Revenue, United Air Lines Project, Series A (RB)
700,000	5.25%, 10/01/17 (c)	729,631
2,000,000	5.75%, 10/01/17 (c)	2,106,760
1,035,000	City of Lakewood, Colorado Plaza Metropolitan District No. 1 (TA) 5.00%, 12/01/22 (c)	1,086,357
85,000	Colorado Health Facilities Authority (RB) 5.25%, 06/01/16 (c)	85,298
350,000	Colorado Health Facilities Authority, Covenant Retirement Communities, Inc., Series A (RB) 5.00%, 12/01/22 (c)	390,817
1,670,000	Colorado Health Facilities Authority, Covenant Retirement Communities, Inc., Series B (RB) 4.00%, 12/01/22 (c)	1,745,584
1,700,000	Colorado Health Facilities Authority, Health & Residential, Volunteers of America Care Facilities (RB) 5.30%, 05/31/16 (c)	1,687,913
950,000	Colorado Health Facilities Authority, Health and Residential, Volunteers of America Care Facilities (RB) 5.20%, 05/31/16 (c)	950,779
	Colorado Health Facilities Authority, Senior Residences Project (RB)
1,500,000	7.00%, 06/01/22 (c) (d)	1,252,140
1,000,000	6.75%, 06/01/22 (c) (d)	859,900
1,675,000	Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project (RB) 5.00%, 06/01/22 (c)	1,825,733
1,000,000	Colorado Public Authority, Natural Gas Purchase (RB) 6.13%, 11/15/23	1,254,440
	Copperleaf Metropolitan District No 2 (GO)
500,000	5.25%, 12/01/20 (c)	526,780
500,000	5.75%, 12/01/20 (c)	526,280

See Notes to Financial Statements

80

Principal
Amount		Value

Colorado: (continued)
$2,000,000	Denver Convention Center Hotel Authority, Convention Center Hotel (RB) (XLCA) 5.25%, 11/01/16 (c)	$2,040,080
25,000	Denver Convention Center Hotel Authority, Convention Center Hotel (RB) (XLCA) 5.00%, 11/01/16 (c)	25,250
25,000	Denver Health and Hospital Authority, Series A (RB) 4.75%, 12/01/16 (c)	25,433
	E-470 Public Highway Authority, Series A (RB)
20,000	4.29%, 09/01/41 ^	7,709
6,625,000	5.38%, 09/01/40 ^	2,670,670
25,000	E-470 Public Highway Authority, Series C (RB) 5.25%, 09/01/20 (c)	27,986
	Eaton Area Park and Recreation District (GO)
250,000	5.25%, 12/01/22 (c)	264,938
310,000	5.50%, 12/01/22 (c)	332,013
250,000	5.50%, 12/01/22 (c)	275,125
	Lambertson Farms Metropolitan District No 1 (GO)
500,000	5.75%, 12/15/23 (c)	507,035
500,000	6.00%, 12/15/23 (c)	506,970
	Park Creek Metropolitan District (RB)
1,000,000	5.00%, 12/01/25 (c)	1,109,950
650,000	5.00%, 12/01/25 (c)	738,926
2,010,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue (RB) 6.50%, 11/15/38	2,865,134
2,500,000	Salida Hospital District (RB) 5.25%, 10/01/16 (c)	2,507,600
		28,933,231
Connecticut: 0.5%
1,330,000	Connecticut State Resources Recovery Authority, American Refunding Fuel Comp. Project, Series A (RB) 6.45%, 05/31/16 (c)	1,331,290
	Harbor Point Infrastructure Improvement District, Harbor Point Project, Series A (TA)
700,000	7.00%, 04/01/20 (c)	783,132
1,500,000	7.88%, 04/01/20 (c)	1,734,135
	Mohegan Tribe of Indians of Connecticut (RB)
1,000,000	4.75%, 02/01/20	1,005,000
250,000	5.75%, 02/01/24	251,680
1,000,000	6.25%, 02/01/26 (c)	1,010,050
	Town of Hamden, Connecticut, Series A (RB)
475,000	7.63%, 01/01/20 (c)	502,673
2,000,000	7.75%, 01/01/20 (c)	2,099,840
		8,717,800
Principal
Amount		Value

Delaware: 0.1%
$2,525,000	Delaware Economic Development Authority, Indian River Power, LLC Project (RB) 5.38%, 10/01/20 (c)	$2,668,117
District of Columbia: 1.9%
100,000	District of Columbia (RB) 5.75%, 04/01/21 (c)	105,987
	District of Columbia Provident Group-Howard Properties, LLC (RB)
2,475,000	5.00%, 10/01/22 (c)	2,444,830
395,000	5.00%, 10/01/22 (c)	398,211
2,115,000	5.00%, 10/01/22 (c)	2,187,502
	District of Columbia Tobacco Settlement Financing Corp (RB)
22,350,000	6.87%, 06/15/16 (c) ^	2,966,292
24,000,000	10.46%, 06/15/16 (c) ^	1,010,640
19,000	District of Columbia Tobacco Settlement Financing Corp. (RB) 6.50%, 05/15/33	23,307
5,000,000	District of Columbia, National Center for Law Enforcement Issue, Series A (RB) 7.75%, 07/01/21 (c)	5,355,050
1,000,000	District of Columbia, National Center for Law Enforcement Issue, Series B (RB) 6.38%, 05/31/16 (c)	1,005,040
	District of Columbia, The Howard University Issue, Series A (RB)
1,870,000	6.25%, 04/01/21 (c)	2,018,571
2,655,000	6.25%, 04/01/21 (c)	2,922,438
3,635,000	6.50%, 04/01/21 (c)	3,895,629
2,485,000	6.50%, 04/01/21 (c)	2,697,020
1,595,000	Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series B (RB) 6.00%, 10/01/28 (c)	1,821,139
	Metropolitan Washington Airports Authority, Dulles Toll Road, Second Senior Lien, Series A (RB)
6,860,000	5.00%, 04/01/22 (c)	7,488,856
270,000	5.03%, 10/01/37 ^	116,621
		36,457,133
Florida: 4.2%
1,490,000	Alachua County, Florida Health Facilities Authority, Oak Hammock at the University of Florida Project, Series A (RB) 8.00%, 10/01/22 (c)	1,843,190
	Alachua County, Florida Health Facilities Authority, Terraces at Bonita Springs Project, Series A (RB)
1,530,000	8.00%, 11/15/21 (c)	1,840,177
1,000,000	8.13%, 11/15/21 (c)	1,187,560
650,000	Cape Coral Health Facilities Authority (RB) 6.00%, 07/01/25 (c)	671,196
500,000	Capital Trust Agency Inc. (RB) 7.13%, 12/01/25 (c)	511,615

See Notes to Financial Statements

81

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Florida: (continued)
$2,000,000	Capital Trust Agency, Inc. (RB) 7.75%, 01/01/21 (c)	$1,803,920
1,000,000	Capital Trust Agency, Inc., Tuscan Senior Living Community Project, Series A (RB) 7.00%, 04/01/22 (c)	1,048,480
	City of Tallahassee, Florida Health Facilities Authority (RB)
1,210,000	4.00%, 06/01/25 (c)	1,253,802
475,000	4.00%, 12/01/25 (c)	477,807
1,500,000	5.00%, 06/01/25 (c)	1,692,270
440,000	5.00%, 12/01/25 (c)	493,671
	County of Alachua, Florida Industrial Development, Florida Retirement Village, Inc. Project, Series A (RB)
350,000	5.63%, 11/15/17 (c)	362,044
1,640,000	5.88%, 11/15/17 (c)	1,668,585
1,660,000	County of Alachua, Industrial Development, Florida Retirement Village, Inc. Project, Series A (RB) 5.88%, 11/15/17 (c)	1,681,597
55,000	County of Brevard, Florida (RB) 6.75%, 11/01/19 (c)	59,865
	County of Miami-Dade, Florida Seaport Department, Series A (RB)
190,000	5.00%, 10/01/23 (c)	220,404
40,000	5.38%, 10/01/23 (c)	47,110
175,000	6.00%, 10/01/23 (c)	214,326
2,150,000	County of Miami-Dade, Florida Seaport Department, Series B (RB) 6.00%, 10/01/23 (c)	2,588,213
70,000	Escambia County Health Facilities Authority, Baptist Hospital, Inc. Project, Series A (RB) 6.00%, 08/15/20 (c)	81,117
	Florida Development Finance Corp (RB)
500,000	6.00%, 06/15/25 (c)	519,515
585,000	6.13%, 06/15/25 (c)	602,860
	Florida Development Finance Corp. (RB)
1,000,000	7.00%, 06/01/22 (c)	1,049,170
1,000,000	7.00%, 06/01/22 (c)	1,069,860
	Florida Development Finance Corp., Miami Arts Charter School Project, Series A (RB)
360,000	5.63%, 06/15/24 (c)	370,480
450,000	5.88%, 06/15/24 (c)	465,057
695,000	6.00%, 06/15/24 (c)	712,424
	Florida Development Finance Corp., Renaissance Charter School, Inc. Projects, Series A (RB)
1,000,000	5.75%, 06/15/24 (c)	1,080,460
2,850,000	7.63%, 06/15/21 (c)	3,382,750
	Halifax Hospital Medical Center (RB)
970,000	4.00%, 06/01/26 (c)	987,722
35,000	5.25%, 06/01/16 (c)	35,125
90,000	Lakes by the Bay South Community Development District (SA) 5.00%, 11/01/22 (c)	93,182
Principal
Amount		Value

Florida: (continued)
$130,000	Lee County, Florida Industrial Development Authority Health Care Facilities, Shell Point/Alliance Obligation Group (RB) 5.00%, 05/15/17 (c)	$133,513
	Lee County, Florida Industrial Development Authority, Industrial Development, Community Charter Schools, LLC Projects, Series A (RB)
2,390,000	5.25%, 06/15/17 (c)	2,424,990
3,500,000	5.38%, 06/15/17 (c)	3,545,640
2,825,000	5.75%, 06/15/22 (c)	2,977,804
300,000	Leon County Educational Facilities Authority (RB) (ACA) 5.13%, 05/31/16 (c)	299,805
1,290,000	Martin County Health Facilities Authority (RB) 4.25%, 11/15/24 (c)	1,348,205
	Martin County, Florida Health Facilities Authority (RB)
100,000	5.13%, 11/15/21 (c)	109,473
800,000	5.50%, 11/15/21 (c)	906,008
2,000,000	5.50%, 11/15/21 (c)	2,241,780
	Miami Beach Health Facilities Authority, Mount Sinai Medical Center (RB)
1,950,000	4.25%, 11/15/19 (c)	1,987,108
925,000	5.00%, 11/15/24 (c)	1,036,694
3,910,000	5.00%, 11/15/24 (c)	4,419,277
	Mid-Bay Bridge Authority, First Senior Lien, Series A (RB)
500,000	5.00%, 10/01/25 (c)	559,240
500,000	5.00%, 10/01/25 (c)	565,230
1,000,000	Mid-Bay Bridge Authority, Series C (RB) 5.00%, 10/01/25 (c)	1,114,240
915,000	Midtown Miami Community Development District, Infrastructure Project, Series B (SA) 4.25%, 05/01/23 (c)	982,472
	Midtown Miami Community Development District, Parking Garage Project, Series A (SA)
2,755,000	4.25%, 05/01/23 (c)	2,903,136
1,480,000	5.00%, 05/01/23 (c)	1,580,655
	Orange County, Florida Health Facilities Authority, Orlando Lutheran Towers, Inc. (RB)
2,750,000	5.50%, 07/01/17 (c)	2,790,755
1,200,000	5.50%, 07/01/17 (c)	1,225,980
500,000	Orange County, Florida Industrial Development Authority, VitAG Florida LLC Project (RB) 8.00%, 07/01/24 (c)	525,225
	Orlando, Florida Aviation Authority, JetBlue Airways Corp. Project (RB)
1,740,000	5.00%, 05/15/23 (c)	1,842,416
1,500,000	5.00%, 05/15/23 (c)	1,616,835

See Notes to Financial Statements

82

Principal
Amount		Value

Florida: (continued)
$1,500,000	Palm Beach County Health Facilities Authority, Sinai Residences of Boca Raton Project, Series A (RB) 7.50%, 06/01/22 (c)	$1,837,065
1,295,000	Palm Beach County Health Facilities Authority, Sinai Residences of Boca Raton Project, Series B (RB) 6.25%, 06/01/23	1,378,515
1,680,000	Palm Beach County Health Facilities Authority, Sinai Residences of Boca Raton Project, Series C (RB) 6.00%, 06/01/21	1,753,483
150,000	Pinellas County Educational Facilities Authority, Eckerd College Project (RB) (ACA) 4.75%, 10/01/16 (c)	152,585
	Sarasota County, Florida Health Facilities Authority (RB)
2,055,000	5.75%, 07/01/17 (c)	2,063,487
1,785,000	5.75%, 07/01/17 (c)	1,799,351
415,000	Sumter County, Florida Village Community Development District No. 8, Phase II (SA) 6.13%, 05/01/20 (c)	476,578
895,000	Sumter County, Florida Village Community Development District No. 9, Special Assessment Revenue (SA) 5.50%, 05/01/22 (c)	1,030,109
1,375,000	Town of Davie, Florida Nova Southeastern University Project, Series A (RB) 6.00%, 04/01/23 (c)	1,676,620
		79,419,828
Georgia: 0.9%
15,000	Albany-Dougherty Inner City Authority, Series A (RB) (XLCA) 4.50%, 05/31/16 (c)	15,012
	DeKalb County, Georgia Hospital Authority, DeKalb Medical Center, Inc. Project (RB)
1,170,000	5.25%, 09/01/20	1,273,732
200,000	6.00%, 09/01/20 (c)	230,212
2,100,000	6.13%, 09/01/20 (c)	2,378,796
265,000	Gainesville, Georgia Redevelopment Authority (RB) 5.13%, 03/01/17 (c)	265,564
500,000	Greene County Development Authority, Glen-I LLC Project, Series A (RB) 6.13%, 01/01/25	509,045
600,000	Greene County Development Authority, Glen-I, LLC Project, Series A (RB) 7.25%, 01/01/25 (c)	613,830
	Private Colleges & Universities Authority, The Savannah College of Art & Design Project (RB)
Principal
Amount		Value

Georgia: (continued)
$5,000,000	4.13%, 04/01/24 (c)	$5,196,600
5,000,000	5.00%, 04/01/24 (c)	5,646,650
		16,129,441
Guam: 0.7%
1,000,000	A. B. Won Pat International Airport Authority, Series C (RB) 5.00%, 10/01/21	1,132,450
1,000,000	Guam Economic Development & Commerce Authority (RB) 5.63%, 06/01/17 (c)	963,740
1,100,000	Guam Government Department of Education, John F. Kennedy Project, Series A (CP) 6.88%, 12/01/20 (c)	1,223,035
1,250,000	Guam Government Limited Obligation, Series A (RB) 5.63%, 12/01/19 (c)	1,409,712
	Guam Government Waterworks Authority (RB)
1,375,000	5.00%, 07/01/26 (c)	1,584,069
500,000	5.25%, 07/01/23 (c)	584,060
355,000	5.50%, 07/01/20 (c)	401,675
3,530,000	5.50%, 07/01/23 (c)	4,132,995
355,000	5.63%, 07/01/20 (c)	397,770
	Guam Power Authority, Series A (RB)
1,545,000	5.00%, 10/01/22 (c)	1,737,785
250,000	5.50%, 10/01/20 (c)	279,218
		13,846,509
Hawaii: 0.2%
1,380,000	Kuakini Health System, Series A (RB) 6.38%, 05/31/16 (c)	1,383,229
2,050,000	Kuakini, Hawaii Health System, Special Purpose Revenue, Series A (RB) 6.30%, 05/31/16 (c)	2,058,733
500,000	State of Hawaii Department of Budget & Finance (RB) 5.00%, 01/01/25 (c)	511,250
		3,953,212
Illinois: 8.6%
	Chicago Board of Education (GO) (AMBAC)
100,000	5.00%, 12/01/17 (c)	101,387
30,000	5.00%, 12/01/17	30,827
280,000	5.00%, 12/01/18 (c)	236,429
1,000,000	5.00%, 12/01/18 (c)	894,860
250,000	5.00%, 12/01/21 (c)	205,138
2,490,000	5.25%, 12/01/24 (c)	2,104,100
230,000	5.25%, 12/01/24 (c)	192,880
2,590,000	5.50%, 12/01/21 (c)	2,197,045
305,000	6.00%, 12/01/24 (c)	266,875
1,500,000	7.00%, 12/01/25 (c)	1,422,165
2,000,000	7.00%, 12/01/25 (c)	1,964,800
	Chicago Board of Education, Series A (GO)
6,915,000	5.00%, 12/01/22 (c)	5,640,289
75,000	5.50%, 12/01/19	76,654

See Notes to Financial Statements

83

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$965,000	Chicago Board of Education, Series B (GO) 5.00%, 12/01/22 (c)	$788,376
	Chicago Board of Education, Series C (GO)
575,000	4.25%, 12/01/18	533,077
410,000	5.00%, 12/01/17	401,939
295,000	5.00%, 12/01/18 (c)	250,579
600,000	5.00%, 12/01/18 (c)	541,050
455,000	5.25%, 12/01/18 (c)	404,345
505,000	5.25%, 12/01/18 (c)	432,931
	Chicago Board of Education, Series F (GO)
555,000	5.00%, 12/01/17	547,563
1,350,000	5.00%, 12/01/18	1,274,899
2,500,000	5.00%, 12/01/19	2,293,800
545,000	5.00%, 12/01/20 (c)	460,438
1,000,000	5.00%, 12/01/20	901,750
400,000	Chicago O’Hare International Airport (RB) 5.50%, 01/01/23 (c)	469,152
100,000	Chicago, Illinois Project & Refunding, Series A (GO) (AMBAC)
	5.00%, 01/01/17 (c)	102,016
670,000	Chicago, Illinois Project and Refunding, Series C (GO) 5.00%, 01/01/19 (c)	677,263
	Chicago, Illinois, Series A (GO)
300,000	5.00%, 01/01/18	307,956
480,000	5.00%, 01/01/20 (c)	485,078
1,000,000	5.00%, 01/01/24 (c)	963,510
100,000	5.25%, 01/01/18 (c)	101,643
2,050,000	5.25%, 01/01/21 (c)	2,028,229
2,750,000	5.25%, 01/01/24 (c)	2,756,682
500,000	5.50%, 01/01/25 (c)	501,325
	Chicago, Illinois, Series C (GO)
970,000	5.00%, 01/01/19 (c)	937,903
300,000	5.00%, 01/01/20	312,486
1,185,000	5.00%, 01/01/22	1,238,917
500,000	5.00%, 01/01/24	510,170
1,000,000	5.00%, 01/01/25	1,005,520
1,000,000	5.00%, 01/01/26 (c)	959,070
1,100,000	5.00%, 01/01/26	1,101,595
	Chicago, Illinois, Series D (GO)
50,000	5.00%, 01/01/19 (c)	48,346
520,000	5.50%, 01/01/25 (c)	521,378
	City of Chicago IL (GO)
1,000,000	5.00%, 01/01/19 (c)	984,280
260,000	5.00%, 01/01/19 (c)	248,773
405,000	5.00%, 01/01/19 (c)	408,179
1,460,000	5.00%, 01/01/19 (c)	1,395,541
150,000	5.00%, 01/01/20 (c)	152,192
50,000	5.00%, 01/01/20 (c)	51,684
915,000	5.00%, 12/01/20 (c)	931,424
500,000	5.00%, 12/01/20 (c)	519,215
1,500,000	5.00%, 01/01/22 (c)	1,559,790
70,000	5.00%, 01/01/22 (c)	71,517
450,000	5.00%, 01/01/23	461,232
235,000	5.00%, 01/01/25	236,297
Principal Amount		Value

Illinois: (continued)
$225,000	5.25%, 01/01/18 (c)	$225,160
200,000	5.25%, 01/01/18 (c)	196,278
1,400,000	5.25%, 01/01/25 (c)	1,403,766
3,025,000	5.50%, 01/01/25 (c)	3,028,872
445,000	5.50%, 01/01/25 (c)	445,570
5,350,000	5.50%, 01/01/25 (c)	5,349,572
1,875,000	5.50%, 01/01/25 (c)	1,877,400
2,350,000	5.50%, 01/01/25 (c)	2,353,008
1,900,000	5.50%, 01/01/25 (c)	1,902,432
2,000,000	City of Chicago IL Waterworks Revenue (RB) (AMBAC) 5.75%, 11/01/30	2,404,680
950,000	City of Chicago, Illinois Neighborhood Alive 21 Program, Series B (GO) 5.25%, 01/01/25 (c)	953,866
250,000	City of Chicago, Neighborhoods Alive 21 Program, Series B (GO) 5.50%, 01/01/25 (c)	252,898
	City of Chicago, Series A (GO)
700,000	4.63%, 01/01/21 (c)	640,339
300,000	5.00%, 01/01/18 (c)	306,738
450,000	5.00%, 01/01/20 (c)	451,161
2,430,000	5.00%, 01/01/21 (c)	2,322,715
1,825,000	5.00%, 01/01/22 (c)	1,764,611
625,000	5.00%, 01/01/22 (c)	605,725
945,000	5.00%, 01/01/24 (c)	913,730
1,500,000	5.25%, 01/01/24 (c)	1,503,645
1,000,000	5.38%, 01/01/25 (c)	1,012,700
1,870,000	5.50%, 01/01/25 (c)	1,872,394
145,000	City of Chicago, Series A-2 (GO) (AMBAC) 5.50%, 01/01/18	149,528
85,000	City of Chicago, Series C (GO) 5.00%, 01/01/22 (c)	85,077
1,000,000	City of Chicago, Series E (GO) 5.50%, 01/01/25 (c)	1,001,280
465,000	City of Harvey, Illinois, Series A (GO) 5.50%, 12/01/17 (c) (d)	206,251
3,600,000	City of Harvey, Illinois, Series A (GO) 5.63%, 12/01/17 (c) (d)	1,557,576
2,100,000	Cook County, Illinois Recovery Zone Facility, Navistar International Corp. Project (RB) 6.50%, 10/15/20 (c)	2,104,872
	Illinois Finance Authority (RB)
200,000	4.00%, 09/01/22 (c)	203,914
1,000,000	5.00%, 09/01/24 (c)	1,134,820
50,000	5.25%, 11/01/16 (c)	51,060
500,000	6.00%, 12/01/25 (c)	512,035
560,000	6.13%, 05/15/19 (c)	624,966
30,000	7.50%, 02/15/17 (c)	24,073
30,000	8.00%, 02/15/17 (c)	24,029
20,000	8.00%, 02/15/20 (c)	16,017
	Illinois Finance Authority, Centegra Health System, Series A (RB)
635,000	4.63%, 09/01/24 (c)	665,588
2,000,000	5.00%, 09/01/24 (c)	2,217,980
20,000	Illinois Finance Authority, Elmhurst Memorial Healthcare, Series A (RB) 5.63%, 01/01/18 (c)	21,213

See Notes to Financial Statements

84

Principal Amount		Value

Illinois: (continued)
	Illinois Finance Authority, Franciscan Communities, Inc., Series A (RB)
$2,025,000	4.75%, 05/15/23 (c)	$2,092,169
3,800,000	5.13%, 05/15/23 (c)	3,965,452
1,500,000	5.25%, 05/15/23 (c)	1,572,660
425,000	Illinois Finance Authority, Friendship Village of Schaumberg, Series A (RB) 5.63%, 05/31/16 (c)	425,238
	Illinois Finance Authority, Greenfields of Geneva Project, Series A (RB)
1,020,000	8.13%, 02/15/20 (c)	816,592
2,000,000	8.25%, 02/15/20 (c)	1,601,040
	Illinois Finance Authority, Illinois Institute of Technology, Series A (RB)
1,000,000	5.00%, 05/31/16 (c)	996,210
3,000,000	5.00%, 05/31/16 (c)	3,003,210
500,000	Illinois Finance Authority, Lutheran Home and Obligated Group (RB) 5.50%, 05/15/22 (c)	542,895
1,000,000	Illinois Finance Authority, Lutheran Home and Services Group (RB) 5.75%, 05/15/22 (c)	1,049,750
25,000	Illinois Finance Authority, Montgomery Place Project, Series A (RB) 5.75%, 05/15/17 (c)	25,241
3,175,000	Illinois Finance Authority, Navistar International Corp. Project (RB) 6.50%, 10/15/20 (c)	3,182,366
1,000,000	Illinois Finance Authority, Norwegian American Hospital Inc. (RB) 7.75%, 09/15/20 (c)	1,161,170
	Illinois Finance Authority, Park Place of Elmhurst Project, Series A (RB)
380,250	2.00%, 05/31/16 (c)	13,362
255,000	6.20%, 05/15/20 (c)	257,030
518,500	6.24%, 05/15/20 (c)	520,807
1,381,250	6.33%, 05/15/20 (c)	1,383,943
655,000	Illinois Finance Authority, Peace Village, Series (RB) 5.25%, 08/15/23	688,025
	Illinois Finance Authority, Roosevelt University Project (RB)
40,000	5.75%, 10/01/19 (c)	43,564
1,000,000	6.25%, 10/01/19 (c)	1,100,090
2,000,000	6.50%, 10/01/19 (c)	2,223,060
80,000	Illinois Finance Authority, Series A (RB) 7.90%, 02/15/17 (c)	64,099
	Illinois Finance Authority, Silver Cross Hospital and Medical Center, Series C (RB)
500,000	5.00%, 08/15/25 (c)	567,880
1,125,000	5.00%, 08/15/25 (c)	1,256,737
	Illinois Finance Authority, Swedish Covenant Hospital, Series A (RB)
730,000	5.75%, 02/15/20 (c)	818,133
2,070,000	6.00%, 02/15/20 (c)	2,297,307
Principal Amount		Value

Illinois: (continued)
	Illinois Finance Authority, The Admiral At The Lake Project, Series A (RB)
$7,000,000	8.00%, 05/15/20 (c)	$8,030,890
1,565,000	8.00%, 05/15/20 (c)	1,803,036
150,000	Illinois Finance Authority, The Admiral At The Lake Project, Series B (RB) 7.38%, 05/20/16 (c)	150,327
190,000	Illinois Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Series B (RB) 4.25%, 06/15/22 (c)	187,921
	Illinois Railsplitter Tobacco Settlement Authority (RB)
1,030,000	5.00%, 06/01/18	1,113,286
500,000	5.00%, 06/01/19	557,185
350,000	5.25%, 06/01/20	403,340
45,000	5.25%, 06/01/21	52,999
200,000	5.38%, 06/01/21	236,766
1,670,000	5.50%, 06/01/21 (c)	1,963,068
150,000	Illinois Sports Facilities Authority (RB) (AMBAC) 4.65%, 06/15/26 ^	101,393
1,000,000	Illinois Sports Facilities Authority/ The (RB) (AGM) 5.00%, 06/15/24 (c)	1,146,160
	Metropolitan Pier & Exposition Authority (RB)
100,000	5.00%, 06/15/22 (c)	105,095
100,000	5.20%, 06/15/20 (c)	105,281
25,000	5.50%, 06/15/20 (c)	26,702
1,000,000	5.50%, 12/15/25 (c)	1,117,850
295,000	Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue (RB) (NATL) 5.65%, 06/15/22	327,556
	Metropolitan Pier & Exposition Authority, Mccormick Place Expansion Project (RB)
2,000,000	5.00%, 06/15/20 (c)	2,082,800
105,000	5.00%, 06/15/22 (c)	111,695
4,115,000	5.00%, 12/15/25 (c)	4,403,256
1,480,000	5.25%, 06/15/20 (c)	1,560,956
	Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue (RB)
815,000	1.51%, 06/15/18 ^	789,156
15,000	6.75%, 06/15/17 ^	14,757
15,000	6.75%, 06/15/17 ^	14,866
100,000	Railsplitter Tobacco Settlement Authority (RB) 6.25%, 06/01/16 (c)	100,449
2,350,000	Southwestern Illinois Development Authority, United States Steel Corp. Project (RB) 5.75%, 08/01/22 (c)	1,931,441
	State of Illinois (GO)
1,000,000	5.00%, 12/01/16 (c)	1,016,240
50,000	5.00%, 03/01/18	53,110
1,000,000	5.00%, 05/01/18	1,065,370

See Notes to Financial Statements

85

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$100,000	5.00%, 09/01/18 (c)	$103,929
680,000	5.00%, 01/01/19	732,904
330,000	5.00%, 06/01/19	359,172
500,000	5.00%, 01/01/20 (c)	541,055
500,000	5.00%, 01/01/21	551,385
1,000,000	5.00%, 01/01/22 (c)	1,055,840
200,000	5.00%, 03/01/22 (c)	211,782
480,000	5.00%, 03/01/22	535,008
1,000,000	5.00%, 08/01/22	1,118,460
500,000	5.00%, 08/01/22 (c)	551,720
75,000	5.00%, 04/01/23 (c)	79,346
100,000	5.00%, 05/01/23	112,597
375,000	5.00%, 02/01/24 (c)	415,249
1,000,000	5.00%, 02/01/24 (c)	1,062,530
500,000	5.00%, 04/01/24 (c)	548,870
100,000	5.00%, 05/01/24 (c)	107,136
1,660,000	5.00%, 01/01/26 (c)	1,778,076
165,000	5.25%, 01/01/19	178,901
270,000	5.50%, 07/01/23 (c)	311,677
100,000	Village of Hillside, Illinois (TA) 7.00%, 01/01/18 (c)	106,741
		161,303,457
Indiana: 2.9%
	Carmel, Indiana, The Barrington of Carmel Project, Series A (RB)
1,500,000	7.13%, 11/15/22 (c)	1,696,200
2,000,000	7.13%, 11/15/22 (c)	2,255,620
	City of Anderson, Indiana, Anderson University Project (RB)
175,000	5.00%, 04/01/17 (c)	175,130
525,000	5.00%, 04/01/17 (c)	526,549
795,000	5.00%, 04/01/17 (c)	802,131
2,500,000	City of Indianapolis, Indiana Economic Development Revenue, Series A (RB) 6.25%, 07/01/23 (c)	2,878,875
1,000,000	City of Rockport, Indiana, Series A (RB) 7.00%, 02/01/22 (c)	802,970
1,010,000	City of Rockport, Indiana, Series B (RB) 1.75%, 06/01/18 (p)	1,017,615
1,500,000	City of Valparaiso, Indiana Exempt Facilities Revenue, Pratt Paper, LLC Project (RB) 5.88%, 01/01/24	1,777,260
1,900,000	Indiana Finance Authority, Environmental Improvement Revenue, United States Steel Corp. Project (RB) 6.00%, 12/01/19	1,842,430
	Indiana Finance Authority, I-69 Section 5 Project (RB)
5,265,000	5.00%, 09/01/24 (c)	5,759,173
1,250,000	5.25%, 09/01/24 (c)	1,423,187
	Indiana Finance Authority, King’s Daughters’ Hospital & Health Services (RB)
1,475,000	5.13%, 08/15/20 (c)	1,631,822
1,555,000	5.50%, 08/15/20 (c)	1,715,911
Principal Amount		Value

Indiana: (continued)
$600,000	5.50%, 08/15/20 (c)	$665,154
	Indiana Finance Authority, Ohio River Bridges East End Crossing Project, Series A (RB)
1,600,000	5.00%, 07/01/23 (c)	1,754,976
3,980,000	5.00%, 07/01/23 (c)	4,341,782
5,400,000	5.25%, 07/01/23 (c)	5,964,786
	Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB)
5,200,000	5.00%, 06/01/22 (c)	5,466,396
2,735,000	5.00%, 06/01/22 (c)	2,923,715
	Indiana Finance Authority, United States Steel Corp. Project (RB)
1,070,000	5.75%, 08/01/22 (c)	879,422
2,515,000	6.00%, 06/01/20 (c)	2,334,423
20,000	Indianapolis Airport Authority, Federal Express Corp. Project (RB) 5.10%, 01/15/17	20,592
	Vigo County, Indiana Hospital Authority, Union Hospital, Inc. (RB)
2,000,000	5.70%, 09/01/17 (c)	2,056,380
3,000,000	5.75%, 09/01/17 (c)	3,081,780
1,160,000	5.80%, 09/01/17 (c)	1,191,598
		54,985,877
Iowa: 2.6%
3,000,000	City of Coralville, Iowa, Series D (CP) 5.25%, 06/01/16 (c)	3,002,250
5,705,000	Iowa Finance Authority, Alcoa, Inc. Project (RB) 4.75%, 08/01/22 (c)	5,753,664
	Iowa Finance Authority, Iowa Fertilizer Co. Project (RB)
8,440,000	5.00%, 12/01/19	8,902,428
2,700,000	5.50%, 12/01/18 (c)	2,831,112
4,715,000	Iowa Finance Authority, Iowa Fertilizer Company Project (RB) 5.25%, 12/01/23 (c)	5,096,726
	Iowa Finance Authority, Senior Living (RB)
163,200	2.00%, 05/31/16 (c)*	1,714
870,000	2.70%, 11/15/24 (c)	745,955
1,500,000	Iowa Higher Education Loan Authority (RB) 5.00%, 10/01/25 (c)	1,520,160
	Iowa Higher Education Loan Authority, Upper Iowa University Project (RB)
20,000	4.00%, 09/01/23 (c)	19,931
2,065,000	5.00%, 09/01/23 (c)	2,182,788
850,000	5.00%, 09/01/23 (c)	860,336
620,000	5.75%, 09/01/20 (c)	671,882
1,345,000	6.00%, 09/01/20 (c)	1,437,549
180,000	Iowa Tobacco Settlement Authority, Series B (RB) 5.60%, 06/01/17 (c)	180,810
	Iowa Tobacco Settlement Authority, Series C (RB)
3,000,000	5.38%, 05/31/16 (c)	2,999,940
5,575,000	5.50%, 05/31/16 (c)	5,574,833

See Notes to Financial Statements

86

Principal Amount		Value

Iowa: (continued)
$7,625,000	Iowa Tobacco Settlement Authority, Series D (RB) 7.15%, 05/31/16 (c) ^	$1,014,582
6,215,000	Tobacco Settlement Authority, Series C (RB) 5.63%, 05/31/16 (c)	6,215,124
		49,011,784
Kansas: 1.0%
2,255,000	Arkansas City Public Building Commission (RB) 6.25%, 09/01/19 (c)	2,238,200
380,000	City of Wichita KS (RB) 5.63%, 05/15/24 (c)	409,070
	Manhattan, Kansas Health Care Facility Revenue, Meadowlark Hills Retirement Community, Series A (RB)
2,000,000	5.00%, 05/15/17 (c)	2,007,940
1,000,000	5.00%, 05/15/17 (c)	1,010,990
	Overland Park, Kansas Development Corp. (RB) (AMBAC)
8,200,000	5.13%, 01/01/17 (c)	8,232,882
100,000	5.13%, 01/01/17 (c)	100,530
1,000,000	5.25%, 01/01/17 (c)	1,006,750
2,550,000	Overland Park, Kansas, Prairiefire At Lionsgate Project (RB) 6.00%, 12/15/22 (c)	2,327,283
	Wyandotte County, Kansas City Unified Government, Series A (RB)
500,000	5.00%, 09/01/25 (c)	510,960
500,000	6.00%, 09/01/25 (c)	509,345
		18,353,950
Kentucky: 1.2%
2,220,000	County of Ohio, Kentucky Pollution Control, Big Rivers Electric Corp. Project, Series A (RB) 6.00%, 07/15/20 (c)	2,241,867
	Kentucky Economic Development Finance Authority (RB)
30,000	4.13%, 11/15/20	30,490
1,830,000	4.25%, 07/01/25 (c)	1,884,534
1,500,000	6.50%, 06/01/20 (c)	1,718,520
	Kentucky Economic Development Finance Authority, Masonic Homes of Kentucky, Inc. (RB)
2,000,000	5.38%, 11/15/22 (c)	2,081,980
1,000,000	5.50%, 11/15/22 (c)	1,024,580
1,000,000	Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project (RB) 5.00%, 07/01/25 (c)	1,101,790
	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc., Series A (RB)
490,000	5.75%, 06/01/20 (c)	565,088
2,100,000	6.00%, 06/01/20 (c)	2,410,254
1,390,000	6.38%, 06/01/20 (c)	1,588,436
Principal Amount		Value

Kentucky: (continued)
$2,025,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc., Series B (RB) 6.38%, 06/01/20 (c)	$2,314,089
	Kentucky Economic Development Finance Authority, Rosedale Green Project (RB)
500,000	5.50%, 11/15/25 (c)	517,610
500,000	5.75%, 11/15/25 (c)	515,145
	Kentucky Public Transportation Infrastructure Authority, Downtown Cross Project, Series A (RB)
1,375,000	5.00%, 07/01/17	1,434,249
3,185,000	5.75%, 07/01/23 (c)	3,669,980
		23,098,612
Louisiana: 2.4%
295,000	City of New Orleans LA Sewerage Service Revenue (RB) 5.00%, 06/01/25 (c)	336,279
	City of New Orleans, Louisiana (RB)
200,000	5.00%, 06/01/21	234,188
1,850,000	5.00%, 06/01/24 (c)	2,102,192
500,000	5.00%, 12/01/24 (c)	565,815
1,335,000	5.00%, 12/01/24 (c)	1,543,167
1,300,000	City of New Orleans, Louisiana Sewerage Service (RB) 5.00%, 06/01/20	1,488,058
1,000,000	City of Shreveport LA Water & Sewer Revenue (RB) 5.00%, 12/01/25 (c)	1,157,240
	Jefferson Parish Hospital Service District No. 2 (RB)
245,000	6.25%, 07/01/21 (c)	278,639
1,145,000	6.38%, 07/01/21 (c)	1,308,357
725,000	Louisiana Environmental Facilities & Community Development Authority, Westlake Chemical Corp. Project (RB) 6.75%, 11/01/17 (c)	784,421
1,000,000	Louisiana Local Government Environmental Facilities and Community Development Authority, St. James Place of Baton Rouge Project, Series A (RB) 6.25%, 11/15/25 (c)	1,023,020
2,070,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project, Series A (RB) 6.50%, 08/01/20 (c)	2,461,789
2,300,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project, Series A-1 (RB) 6.50%, 11/01/20 (c)	2,743,601

See Notes to Financial Statements

87

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Louisiana: (continued)
$2,200,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project, Series A-2 (RB) 6.50%, 11/01/20 (c)	$2,624,314
575,000	Louisiana Public Facilities Authority, Black & Gold Facilities Project, Series A (RB) (CIFG) 4.50%, 07/01/16 (c)	516,787
1,450,000	Louisiana Public Facilities Authority, Lake Charles Memorial Hospital Project (RB) 6.38%, 12/01/19 (c)	1,575,584
2,500,000	Louisiana Public Facilities Authority, Louisiana Pellets, Inc. Project (RB) 7.75%, 07/01/24 (c) (d)	1,500,000
2,000,000	Louisiana Public Facilities Authority, Louisiana Pellets, Inc. Project, Series A (RB) 8.38%, 07/01/24 (c) (d)	1,200,000
	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project (RB)
825,000	4.25%, 05/15/25 (c)	856,342
15,000	6.38%, 05/15/21 (c)	18,046
3,250,000	Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project, Series A (RB) 7.50%, 07/01/23 (d)	1,950,000
2,025,000	Parish of St. Charles, Valero Project (RB) 4.00%, 06/01/22 (p)	2,207,108
6,835,000	Saint John, Louisiana Marathon Oil Corp. Project, Series A (RB) 5.13%, 06/01/17 (c)	7,008,609
	Tobacco Settlement Financing Corp. (RB)
2,750,000	5.00%, 05/15/20	3,113,550
2,160,000	5.00%, 05/15/23	2,539,642
4,000,000	5.25%, 05/15/23 (c)	4,414,520
100,000	Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 05/15/21	115,272
		45,666,540
Maine: 0.5%
50,000	Maine Health & Higher Educational Facilities Authority (RB) 5.25%, 07/01/21	55,136
2,000,000	Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligated Group Issue (RB) 5.00%, 07/01/23 (c)	2,197,720
	Maine Health and Higher Educational Facilities Authority, General Medical Center Issue (RB)
1,735,000	6.00%, 07/01/21 (c)	1,950,192
Principal Amount		Value

Maine: (continued)
$2,220,000	6.75%, 07/01/21 (c)	$2,475,589
50,000	6.95%, 07/01/21 (c)	56,216
55,000	7.50%, 07/01/21 (c)	65,269
250,000	Maine State Housing Authority (RB) 3.60%, 11/15/22 (c)	256,443
2,000,000	Rumford, Maine Solid Waste Disposal, Boise Cascade Corp. (RB) 6.88%, 05/31/16 (c)	2,007,980
		9,064,545
Maryland: 1.8%
1,000,000	Anne Arundel County Consolidated Special Taxing District (ST) 5.25%, 07/01/24 (c)	1,034,170
2,445,000	Baltimore, Maryland, Convention Center Hotel Revenue, Series A (RB) (XLCA) 5.25%, 09/01/16 (c)	2,459,768
230,000	City of Baltimore MD (RB) (XLCA) 5.25%, 09/01/16 (c)	232,415
	City of Baltimore, Maryland (RB) (XLCA)
105,000	4.60%, 09/01/16 (c)	105,086
45,000	5.00%, 09/01/16 (c)	45,479
25,000	5.25%, 09/01/16 (c)	25,250
	County of Howard, Maryland (RB)
60,000	5.25%, 04/01/17 (c)	60,092
2,990,000	5.25%, 04/01/17 (c)	2,999,837
2,000,000	5.25%, 04/01/17 (c)	2,011,880
2,900,000	Frederick County, Maryland Urbana Community Development Authority, Series B (ST) 5.50%, 07/01/20 (c)	3,168,279
2,000,000	Maryland Economic Development Corp., Chesapeake Bay Conference Center Project, Series A (RB) 5.00%, 12/01/16 (c) (d)*	1,200,000
5,120,000	Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 09/01/20 (c)	4,937,574
	Maryland Health & Higher Educational Facilities Authority (RB)
750,000	4.00%, 07/01/26 (c)	776,602
400,000	5.00%, 07/01/20	459,540
1,500,000	5.00%, 07/01/25 (c)	1,703,880
1,250,000	5.00%, 07/01/26 (c)	1,453,187
500,000	5.25%, 07/01/24 (c)	610,380
	Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue (RB)
1,270,000	4.25%, 07/01/25 (c)	1,338,936
500,000	5.00%, 07/01/25 (c)	571,365
1,950,000	5.00%, 07/01/25 (c)	2,272,101
545,000	Maryland Health & Higher Educational Facilities Authority, Washington County Hospital Issue (RB) 5.75%, 01/01/18 (c)	589,723

See Notes to Financial Statements

88

Principal Amount		Value

Maryland: (continued)
$30,000	Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System Issue (RB) 5.00%, 07/01/22	$35,842
20,000	Maryland Health and Higher Educational Facilities Authority (RB) 5.75%, 01/01/18 (c)	21,641
1,815,000	Maryland Health and Higher Educational Facilities Authority, Meritus Medical Center (RB) 4.00%, 07/01/25 (c)	1,929,418
	Maryland Health and Higher Educational Facilities Authority, Western Maryland Health System Issue (RB)
1,150,000	5.00%, 07/01/19	1,286,160
2,000,000	5.00%, 07/01/24	2,446,160
45,000	Mayor and City Council of Baltimore, Convention Center Hotel, Series A (RB) (XLCA) 5.25%, 09/01/16 (c)	45,539
	Prince George’s County, Maryland (TA)
500,000	4.75%, 01/01/26 (c)	512,435
500,000	5.00%, 01/01/26 (c)	515,425
		34,848,164
Massachusetts: 0.8%
	Massachusetts Development Finance Agency (RB)
500,000	5.00%, 07/01/26 (c)	570,980
1,000,000	5.00%, 07/01/26 (c)	1,224,030
2,175,000	Massachusetts Development Finance Agency, Covanta Energy Project, Series B (RB) 4.88%, 11/01/17 (c)	2,185,070
	Massachusetts Development Finance Agency, Emerson College (RB)
500,000	5.00%, 01/01/25 (c)	567,165
500,000	5.00%, 01/01/25 (c)	562,740
500,000	5.00%, 01/01/25 (c)	577,800
280,000	Massachusetts Development Finance Agency, Orchard Cove (RB) 5.25%, 05/31/16 (c)	282,671
	Massachusetts Development Finance Agency, Series A (RB)
525,000	5.00%, 01/01/20 (c)	563,929
100,000	5.50%, 01/01/20 (c)	115,344
1,110,000	Massachusetts Development Finance Agency, Series C (RB) 5.25%, 11/01/17 (c)	1,115,206
	Massachusetts Development Finance Agency, Series D (RB)
1,035,000	4.00%, 07/01/25 (c)	1,054,054
4,395,000	5.00%, 07/01/25 (c)	4,962,658
45,000	Massachusetts Health & Educational Facilities Authority (RB) 4.75%, 07/01/18 (c)	47,463
140,000	Massachusetts Health & Educational Facilities Authority, Series G (RB)
	5.00%, 07/01/20 (c)	157,868
Principal Amount		Value

Massachusetts: (continued)
	Massachusetts Health & Educational Facilities Authority, Suffolk University Issue, Series A (RB)
$20,000	6.00%, 07/01/19 (c)	$22,547
75,000	6.25%, 07/01/19 (c)	85,573
45,000	Massachusetts Health and Educational Facilities Authority (RB) 5.00%, 07/01/18 (c)	47,455
		14,142,553
Michigan: 2.5%
340,000	City of Detroit MI Sewage Disposal System Revenue (RB) 5.25%, 07/01/22 (c)	378,464
85,000	City of Detroit, Michigan Sewage Disposal System Revenue (RB) 5.00%, 07/01/22	99,650
	City of Detroit, Michigan Sewage Disposal System Revenue, Series A (RB)
265,000	5.00%, 07/01/20	301,559
165,000	5.00%, 07/01/21	191,336
750,000	5.50%, 07/01/17 (c)	783,772
25,000	City of Detroit, Michigan Water Supply System Revenue (RB) 5.00%, 07/01/21 (c)	27,049
	City of Detroit, Michigan Water Supply System Revenue, Series A (RB)
25,000	5.00%, 07/01/21 (c)	27,385
120,000	5.25%, 07/01/21 (c)	132,086
25,000	5.25%, 07/01/21 (c)	28,372
50,000	City of Detroit, Michigan Water Supply System Revenue, Series C (RB) 4.50%, 07/01/21 (c)	54,305
990,000	City of Flint Hospital Building Authority, Hurley Medical Center (RB) 7.38%, 07/01/20 (c)	1,128,560
2,000,000	City of Flint Hospital Building Authority, Hurley Medical Center, Series B (RB) 4.75%, 07/01/23 (c)	1,940,540
310,000	Detroit Local Development Finance Authority, Series A (TA) 5.50%, 05/31/16 (c)	309,330
150,000	Detroit Water Supply System, Senior Lien, Series C (RB) 5.25%, 07/01/21 (c)	172,269
	Kent Hospital Finance Authority, Metropolitan Hospital Project, Series A (RB)
610,000	5.25%, 05/31/16 (c)	613,690
1,000,000	5.75%, 05/31/16 (c)	1,003,260
1,450,000	6.00%, 05/31/16 (c)	1,454,422
1,500,000	Kentwood, Michigan Economic Development Corp., Holland Home Obligated Group (RB) 5.63%, 05/15/22 (c)	1,564,905
	Michigan Finance Authority (RB)
1,000,000	5.00%, 07/01/25 (c)	1,151,300
250,000	5.00%, 07/01/25 (c)	297,040
700,000	5.00%, 07/01/25 (c)	811,356

See Notes to Financial Statements

89

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Michigan: (continued)
$250,000	5.00%, 07/01/25 (c)	$291,078
250,000	5.50%, 11/15/25 (c)	260,728
	Michigan Finance Authority, Public Lighting Authority Local Project, Series B (RB)
1,520,000	5.00%, 07/01/24 (c)	1,695,378
100,000	5.00%, 07/01/24 (c)	112,220
650,000	5.00%, 07/01/24 (c)	737,392
	Michigan Finance Authority, Series C (RB)
500,000	5.00%, 07/01/22 (c)	546,705
250,000	5.00%, 07/01/25 (c)	288,473
750,000	5.00%, 07/01/25 (c)	890,452
250,000	5.00%, 07/01/25 (c)	298,610
5,000,000	Michigan Finance Authority, Thomas
	M Cooley Law School Project (RB) 6.75%, 07/01/24 (c)	5,365,200
250,000	Michigan Finance Authority, Water Supply System, Series D-4 (RB) 5.00%, 07/01/17	261,783
1,000,000	Michigan Municipal Bond Authority, Series C (RB) (AMBAC) 4.75%, 05/01/17 (c)	1,002,540
2,500,000	Michigan Solid Waste Disposal, Genesee Power Station Project (RB) 7.50%, 05/31/16 (c)	2,483,225
1,500,000	Michigan Strategic Fund, Series A (TA) 4.12%, 07/01/18 (c) (p)	1,533,840
	Michigan Tobacco Settlement Finance Authority, Series A (RB)
2,140,000	5.13%, 06/01/17 (c)	2,102,186
4,225,000	6.00%, 06/01/17 (c)	4,225,211
4,925,000	6.00%, 06/01/17 (c)	4,931,304
6,000,000	6.88%, 06/01/18 (c)	6,198,540
49,000,000	Michigan Tobacco Settlement Finance Authority, Series B (RB) 11.24%, 06/01/17 (c) ^	667,380
		46,362,895
Minnesota: 0.9%
	City of Blaine, Minnesota, Crest View Senior Communities Project (RB)
500,000	5.75%, 07/01/25 (c)	525,750
500,000	6.13%, 07/01/25 (c)	531,445
	City of Brooklyn Park MN (RB)
245,000	5.50%, 07/01/25 (c)	251,720
250,000	5.50%, 07/01/25 (c)	259,263
500,000	5.75%, 07/01/25 (c)	518,320
	City of Deephaven MN (RB)
500,000	5.25%, 07/01/25 (c)	517,985
1,000,000	5.50%, 07/01/25 (c)	1,035,570
2,100,000	City of Victoria, Minnesota Private School Facility, Holy Family Catholic High School Project (RB) 5.00%, 09/01/22 (c)	2,133,999
1,250,000	Housing and Redevelopment Authority, HealthEast Care System Project, Series A (RB) 5.25%, 11/15/20 (c)	1,414,225
Principal Amount		Value

Minnesota: (continued)
$750,000	Rice County Educational Facility, St. Mary’s School Project (RB) 5.00%, 08/01/22	$809,925
2,500,000	Saint Paul Housing & Redevelopment Authority, Episcopal Homes Project (RB) 5.00%, 05/01/23 (c)	2,623,175
	Saint Paul, Minnesota Housing & Redevelopment Authority, Carondelet Village Project, Series A (RB)
500,000	6.00%, 08/01/17 (c)	505,960
500,000	6.00%, 08/01/17 (c)	510,255
	Wayzata, Minnesota Folkestone Senior Living Community, Series A (RB)
2,200,000	5.75%, 05/01/19 (c)	2,363,438
2,500,000	6.00%, 05/01/19 (c)	2,697,350
		16,698,380
Mississippi: 0.0%
	Mississippi Hospital Equipment and Facilities Authority, Series A (RB)
120,000	5.00%, 08/15/17 (c)	123,754
120,000	5.00%, 08/15/17 (c)	124,139
80,000	Parkway East Public Improvement District (AGO) (SA) 4.63%, 05/31/16 (c)	80,150
		328,043
Missouri: 0.5%
1,000,000	Citizens Memorial Hospital District of Polk County, Missouri Hospital (RB) 5.00%, 08/01/19 (c)	1,021,210
990,000	City of Blue Springs MO (TA) 4.00%, 06/01/24 (c)	1,010,542
	City of Liberty MO (TA)
500,000	5.75%, 06/01/25 (c)	508,810
500,000	6.00%, 06/01/25 (c)	511,555
30,000	City of Nevada, Missouri (RB) (ACA) 4.30%, 05/31/16 (c)	27,397
	Kansas City, Missouri Industrial Development Authority, Missouri Health Care Facilities First Mortgage, Series A (RB)
1,970,000	6.25%, 05/31/16 (c)	1,976,265
2,500,000	6.50%, 05/31/16 (c)	2,500,200
	St. Louis, Missouri Industrial Development Authority, Confluence Academy Project, Series A (RB)
485,000	5.00%, 05/31/16 (c)	491,766
1,150,000	5.25%, 05/31/16 (c)	1,156,325
570,000	5.35%, 05/31/16 (c)	547,371
		9,751,441
Nebraska: 0.0%
20,000	Public Power Generation Agency, Whelan Energy Center Unit 2, Series A (RB) (AMBAC) 5.00%, 01/01/17 (c)	20,410

See Notes to Financial Statements

90

Principal Amount		Value

Nevada: 0.2%
	City of North Las Vegas (GO)
$500,000	5.00%, 06/01/21 (c)	$461,250
500,000	5.00%, 06/01/21 (c)	469,885
200,000	County of Clark NV (SA) 5.00%, 08/01/25 (c)	205,802
	State of Nevada Department of Business and Industry (RB)
1,000,000	5.00%, 12/15/25 (c)	1,044,980
1,000,000	5.13%, 12/15/25 (c)	1,030,960
		3,212,877
New Jersey: 5.1%
1,055,000	Burlington, Vermont Bridge Commission, Burlington County, New Jersey, The Evergreens Project (RB) 5.63%, 01/01/18 (c)	1,112,424
	Camden County, New Jersey Improvement Authority, Series A (RB)
1,000,000	5.00%, 02/15/24 (c)	1,144,540
1,000,000	5.00%, 02/15/24 (c)	1,135,590
1,500,000	5.00%, 02/15/24 (c)	1,736,370
1,000,000	5.00%, 02/15/24 (c)	1,185,830
1,000,000	5.00%, 02/15/24 (c)	1,165,740
	Casino Reinvestment Development Authority (RB)
1,450,000	5.25%, 11/01/24 (c)	1,488,961
1,400,000	5.25%, 11/01/24 (c)	1,453,396
	City of Atlantic City NJ (GO)
100,000	4.00%, 11/01/16	72,632
50,000	5.00%, 12/01/19	33,519
25,000	5.00%, 11/01/21	16,756
30,000	5.00%, 12/01/23 (c)	20,104
	City of Atlantic City, New Jersey (GO)
50,000	5.00%, 11/01/19	33,519
50,000	5.00%, 12/01/21	33,512
65,000	5.00%, 11/01/22	43,562
235,000	City of Atlantic City, New Jersey, Series A (GO) 5.50%, 02/15/18	162,326
1,000,000	Essex County Improvement Authority (RB) 5.25%, 07/01/20 (c)	1,005,490
2,370,000	Gloucester County, New Jersey Pollution Control Financing Authority, Series A (RB) 5.00%, 12/01/24	2,693,363
	New Jersey Economic Development Authority (RB)
35,000	5.00%, 06/15/22 (c)	38,574
500,000	5.50%, 01/01/24 (c)	590,945
35,000	5.75%, 06/01/20 (c)	38,637
	New Jersey Economic Development Authority, Cigarette Tax Revenue (RB)
100,000	4.00%, 06/15/19	105,325
1,645,000	4.25%, 06/15/22 (c)	1,684,085
1,150,000	5.00%, 06/15/17	1,189,468
500,000	5.00%, 06/15/19	541,585
135,000	5.00%, 06/15/22 (c)	144,671
Principal Amount		Value

New Jersey: (continued)
$940,000	5.00%, 06/15/22 (c)	$1,047,047
1,000,000	5.00%, 06/15/22 (c)	1,090,500
50,000	5.00%, 06/15/22	56,410
500,000	5.00%, 06/15/22 (c)	538,375
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
4,355,000	4.88%, 09/15/19	4,615,690
1,775,000	5.25%, 08/20/22 (c)	1,978,202
2,215,000	5.50%, 05/31/16 (c)	2,222,243
60,000	5.50%, 06/20/23 (c)	67,453
235,000	5.63%, 03/05/24 (c)	268,833
350,000	5.63%, 03/05/24 (c)	401,163
1,835,000	5.75%, 09/15/22 (c)	2,083,184
15,000	New Jersey Economic Development Authority, Kapkowski Road Landfill Reclamation Improvement District Project (SA) 5.75%, 04/01/31	17,749
250,000	New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB) 5.00%, 03/01/21	275,245
	New Jersey Economic Development Authority, The Goethals Bridge Replacement Project (RB)
1,350,000	5.13%, 01/01/24 (c)	1,521,315
1,900,000	5.38%, 01/01/24 (c)	2,141,490
2,000,000	New Jersey Health Care Facilities Financing Authority (RB) 5.00%, 07/01/26 (c)	2,330,800
2,000,000	New Jersey Health Care Facilities Financing Authority, St. Joseph’s Healthcare System (RB) 6.63%, 07/01/18 (c)	2,198,840
	New Jersey Health Care Facilities Financing Authority, St. Peter’s University System (RB)
100,000	5.00%, 07/01/21	107,999
170,000	6.00%, 07/01/21 (c)	189,890
2,050,000	6.25%, 07/01/21 (c)	2,252,909
	New Jersey Tobacco Settlement Financing Corp., Series A (RB)
24,100,000	5.00%, 06/01/17 (c)	22,846,318
3,900,000	5.00%, 06/01/17 (c)	3,900,663
1,850,000	Pollution Control Financing Authority, Chambers Project, Series A (RB) 5.00%, 12/01/23	2,072,388
	Tobacco Settlement Financing Corp., Senior Series 1A (RB)
3,260,000	4.50%, 06/01/17 (c)	3,320,669
25,000	5.00%, 06/01/17 (c)	25,981
12,585,000	Tobacco Settlement Financing Corp., Senior Series A-1 (RB) 4.75%, 06/01/17 (c)	11,855,699
500,000	Tobacco Settlement Financing Corp., Series 1A (RB) 5.00%, 06/01/17	523,535

See Notes to Financial Statements

91

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New Jersey: (continued)
$6,800,000	Tobacco Settlement Financing Corp., Series A (RB) 4.63%, 06/01/17 (c)	$6,861,200
		95,682,714
New Mexico: 0.4%
710,000	County of Otero, New Mexico Jail Project (RB) 5.75%, 10/01/16 (c)	727,516
660,000	Farmington, New Mexico Pollution Control, San Juan Project, Series F (RB) 6.25%, 06/01/20 (c)	744,929
2,850,000	Otero County, New Mexico Jail Project Revenue (RB) 6.00%, 10/01/16 (c)	2,925,183
2,500,000	Otero County, New Mexico Jail Project Revenue (RB) 6.00%, 10/01/16 (c)	2,538,925
1,000,000	Winrock Town Center Tax Increment Development District No. 1 (TA) 5.75%, 05/01/20 (c)	1,053,430
		7,989,983
New York: 8.6%
	Brooklyn Arena Local Development Corp. (RB)
110,000	4.53%, 07/15/33 ^	52,303
90,000	4.62%, 07/15/32 ^	44,755
90,000	6.00%, 01/15/20 (c)	104,109
2,265,000	6.25%, 01/15/20 (c)	2,602,847
5,000,000	6.38%, 01/15/20 (c)	5,767,950
1,000,000	Build NYC Resource Corp (RB) 5.00%, 04/15/23 (c)	1,030,730
	Build NYC Resource Corp. (RB)
3,100,000	5.00%, 11/01/24 (c)	3,282,404
1,000,000	5.50%, 11/01/24 (c)	1,091,300
	Build NYC Resource Corp., New York Law School Project (RB)
1,100,000	4.00%, 01/01/26 (c)	1,127,456
2,250,000	5.00%, 01/01/26 (c)	2,544,165
	Build NYC Resource Corp., Pratt Paper, Inc. Project (RB)
125,000	3.75%, 01/01/20	129,855
1,050,000	4.50%, 01/01/25	1,145,004
600,000	5.00%, 01/01/25 (c)	662,454
2,400,000	5.25%, 11/01/24 (c)	2,652,384
3,110,000	Chautauqua County, New York Industrial Development, NRG Dunkirk Power Project (RB) 5.88%, 02/01/20 (c)	3,323,937
2,000,000	Dutchess County Industrial Development Agency (RB) 5.00%, 08/01/17 (c)	1,924,460
15,000	Dutchess County Industrial Development Agency, Series A-1 (RB) 4.50%, 08/01/17 (c)	15,301
Principal Amount		Value

New York: (continued)
$1,540,000	Dutchess County Industrial Development Agency, Series A-2 (RB) 4.50%, 08/01/17 (c)	$1,404,126
	Erie County, New York Tobacco Asset Securitization Corp., Series A (RB)
1,135,000	5.00%, 05/31/16 (c)	1,131,504
115,000	5.00%, 05/31/16 (c)	115,006
1,500,000	Jefferson County Industrial Development Agency (RB) 5.25%, 01/01/24	1,477,620
1,350,000	Jefferson County Industrial Development Agency, Reenergy Black River LLC Project (RB) 4.75%, 01/01/20	1,350,270
175,000	Nassau County Local Economic Assistance Corp (RB) 5.00%, 07/01/22 (c)	199,500
30,000	Nassau County Local Economic Assistance Corp., Winthrop University Hospital Project (RB) 4.25%, 07/01/22 (c)	30,850
	Nassau County Local Economic Assistance Corp., Winthrop- University Hospital Association Project (RB)
915,000	5.00%, 07/01/22 (c)	1,004,752
1,000,000	5.00%, 07/01/22 (c)	1,115,830
	Nassau County Tobacco Settlement Corp., Series A (RB)
5,520,000	5.00%, 06/01/16 (c)	5,361,190
5,125,000	5.13%, 06/01/16 (c)	4,901,704
5,000,000	Nassau County Tobacco Settlement Corp., Series A-2 (RB) 5.25%, 06/01/16 (c)	5,004,800
	New Rochelle Industrial Development Agency (RB)
1,960,000	5.25%, 07/01/16 (c)	1,956,570
310,000	5.50%, 07/01/16 (c)	312,306
3,000,000	New York City Housing Development Corp. (RB) 3.50%, 05/15/24 (c)	3,097,080
	New York City Industrial Development Agency (RB) (AMBAC)
105,000	5.00%, 01/01/17 (c)	107,571
35,000	5.75%, 05/31/16 (c)	27,419
2,000,000	New York City Industrial Development Agency, Bronx Parking Development Company, LLC Project (RB) 5.88%, 10/01/17 (c) (d)*	635,000
2,000,000	New York City Industrial Development Agency, Civic Facility, Vaughn College of Aeronautics & Technology Project, Series A (RB) 5.00%, 12/01/16 (c)	2,034,340

See Notes to Financial Statements

92

Principal Amount		Value

New York: (continued)
	New York City Industrial Development Agency, Civic Facility, Vaughn College of Aeronautics & Technology Project, Series B (RB)
$1,000,000	5.00%, 12/01/16 (c)	$1,015,430
380,000	5.25%, 12/01/16 (c)	385,309
	New York City Industrial Development Agency, Queens Baseball Stadium Project (RB) (AMBAC)
1,970,000	4.75%, 01/01/17 (c)	1,982,608
850,000	5.00%, 01/01/17 (c)	865,725
110,000	5.00%, 01/01/17 (c)	112,548
100,000	5.00%, 01/01/17 (c)	102,852
1,075,000	5.00%, 01/01/17 (c)	1,102,412
2,000,000	New York City Industrial Development Agency, Transportation Infrastructure Properties, LLC, Series A (RB) 5.00%, 07/01/22 (c)	2,220,940
	New York City Industrial Development Agency, Yankee Stadium Project (RB) (FGIC)
1,500,000	4.50%, 09/01/16 (c)	1,504,935
800,000	5.00%, 09/01/16 (c)	808,280
45,000	New York Counties Tobacco Trust II (RB) 5.63%, 05/31/16 (c)	45,332
	New York Counties Tobacco Trust IV, Series A (RB)
280,000	5.00%, 05/16/16 (c)	264,830
935,000	5.00%, 05/16/16 (c)	901,966
	New York Dormitory Authority, Pace University, Series A (RB)
1,020,000	4.00%, 05/01/22	1,114,748
180,000	5.00%, 05/01/23 (c)	201,469
140,000	5.00%, 05/01/23 (c)	160,486
115,000	5.00%, 05/01/23	133,178
	New York Dormitory Authority, Yeshiva University (RB)
30,000	3.50%, 09/01/16	30,207
10,000	3.50%, 09/01/16	10,098
1,700,000	5.00%, 09/01/19 (c)	1,855,193
2,500,000	New York Liberty Development Corp. (RB) 5.15%, 11/15/24 (c)	2,749,650
	New York Liberty Development Corp., 3 World Trade Center Project (RB)
23,100,000	5.00%, 11/15/24 (c)	25,050,795
1,000,000	5.38%, 11/15/24 (c)	1,111,520
1,000,000	7.25%, 11/15/24 (c)	1,232,110
2,000,000	New York Liberty Development Corp., 7 World Trade Center Project (RB) 5.00%, 03/15/22 (c)	2,207,880
	New York State Dormitory Authority (RB)
1,280,000	4.00%, 09/01/19 (c)	1,300,685
900,000	4.25%, 09/01/19 (c)	919,557
85,000	5.00%, 09/01/17	88,910
15,000	5.00%, 09/01/17	15,847
85,000	5.00%, 09/01/19 (c)	85,901
85,000	5.00%, 09/01/19 (c)	89,293
Principal Amount		Value

New York: (continued)
$50,000	5.00%, 11/01/21 (c)	$50,430
45,000	5.50%, 07/01/35	54,788
25,000	New York State Dormitory Authority, Medical Center of Queens (RB) (FHA) 4.75%, 02/15/17 (c)	25,675
	New York State Dormitory Authority, Orange Regional Medical Center (RB)
1,000,000	5.00%, 06/01/25 (c)	1,101,030
3,020,000	6.13%, 12/01/18 (c)	3,301,585
365,000	New York State Dormitory Authority, Pace University, Series A (RB) 5.00%, 05/01/19	397,755
2,250,000	New York State Environmental Facilities Corp., Solid Waste Disposal, Casella Waste Systems, Inc. Project (RB) 3.75%, 12/02/19 (p)	2,305,260
	New York Transportation Development Corp (RB)
500,000	5.00%, 01/01/20	566,835
250,000	5.00%, 01/01/23	302,775
1,000,000	Niagara Area Development Corp (RB) 4.00%, 11/01/17 (c)	1,023,010
1,175,000	Niagara Area Development Corp., Covanta Energy Project, Series A (RB) 5.25%, 11/01/17 (c)	1,181,674
140,000	Orange County Industrial Development Agency, The glen Arden, Inc. Project (RB) 5.70%, 05/31/16 (c)	122,242
270,000	Oyster Bay, New York Public Improvement (GO) 3.50%, 08/15/17 (c)	254,591
	Port Authority of New York and New Jersey, JFK International Air Terminal LLC Project, Series 8 (RB)
265,000	5.00%, 12/01/20	299,588
110,000	6.00%, 12/01/20 (c)	128,148
30,000	Suffolk County Economic Development Corp., Catholic Health Services of Long Island (RB) 5.00%, 07/01/18	32,475
	Suffolk Tobacco Asset Securitization Corp. (RB)
65,000	5.38%, 06/01/18 (c)	66,125
2,010,000	6.00%, 06/01/18 (c)	2,017,638
5,500,000	6.63%, 06/01/22 (c)	5,754,980
1,000,000	Syracuse Industrial Development Agency (RB) (XLCA) 5.00%, 01/01/17 (c)	1,008,720
25,000	Town of Oyster Bay NY (GO) 4.00%, 08/15/17 (c)	24,280
500,000	Town of Oyster Bay, New York (GO) 3.25%, 08/15/17 (c)	474,975
	Town of Oyster Bay, New York Public Improvement (GO)
50,000	3.00%, 08/15/17 (c)	48,217
75,000	3.00%, 08/15/17 (c)	73,373
250,000	3.00%, 08/15/17	249,053

See Notes to Financial Statements

93

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
$1,165,000	Tsasc, Inc., New York City Tobacco Settlement, Series 0 (RB) 5.00%, 06/01/16 (c)	$1,167,645
	Tsasc, Inc., New York City Tobacco Settlement, Series 1 (RB)
7,550,000	5.00%, 06/01/16 (c)	7,478,803
10,225,000	5.13%, 06/01/16 (c)	10,015,694
1,540,000	Ulster County Industrial Development Agency (RB) 6.00%, 09/15/17 (c)	1,540,862
2,000,000	Ulster County Industrial Development Agency, Civic Facility (RB) 6.00%, 09/15/17 (c)	2,008,120
	Westchester County Healthcare Corp. (RB)
90,000	6.13%, 11/01/20 (c)	104,862
740,000	6.13%, 11/01/20 (c)	906,167
75,000	Westchester County Healthcare Corp., Senior Lien, Series B (RB) 5.00%, 11/01/19	84,388
500,000	Westchester County Local Development Corp (RB) 5.00%, 11/01/25 (c)	569,655
	Westchester County Local Development Corp. (RB)
550,000	5.00%, 05/01/24 (c)	613,574
1,790,000	5.50%, 05/01/24 (c)	2,049,765
	Westchester, New York Tobacco Asset Securitization Corp. (RB)
5,215,000	5.13%, 05/31/16 (c)	5,215,156
1,600,000	5.13%, 05/31/16 (c)	1,600,544
		162,660,003
North Carolina: 0.5%
3,000,000	Gaston County, North Carolina Industrial Facilities & Pollution Control Financing Authority (RB) 5.75%, 05/31/16 (c)	3,007,890
	North Carolina Department of Transportation, I-77 Hot Lanes Project (RB)
250,000	5.00%, 06/30/25 (c)	275,850
1,000,000	5.00%, 06/30/25 (c)	1,079,170
500,000	North Carolina Medical Care Commission (RB) 4.70%, 07/01/25 (c)	526,985
	North Carolina Medical Care Commission, Lutheran Services for the Aging, Series A (RB)
245,000	4.75%, 03/01/22 (c)	260,469
1,330,000	5.00%, 03/01/22 (c)	1,399,838
820,000	5.00%, 03/01/22 (c)	870,061
1,395,000	North Carolina Medical Care Commission, Retirement Facilities, Galloway Ridge Project (RB) 6.00%, 01/01/20 (c)	1,511,217
		8,931,480
Principal Amount		Value

North Dakota: 0.1%
	City of Grand Forks, North Dakota, Altru Health System Obligated Group (RB)
$25,000	4.00%, 12/01/21 (c)	$26,366
640,000	5.00%, 12/01/21 (c)	696,672
	City of Williston, North Dakota, Eagle Crest Apartments LLC Project (RB)
615,000	6.25%, 09/01/23	422,148
1,285,000	7.75%, 09/01/23 (c)	878,529
		2,023,715
Ohio: 5.9%
101,650,000	Buckeye, Ohio Tobacco Settlement Financing Authority (RB) 11.95%, 06/01/17 (c) ^	1,152,711
	Buckeye, Ohio Tobacco Settlement Financing Authority, Series A-2 (RB)
12,185,000	5.13%, 06/01/17 (c)	11,751,336
5,170,000	5.38%, 06/01/17 (c)	5,013,504
12,745,000	5.75%, 06/01/17 (c)	12,206,141
18,945,000	5.88%, 06/01/17 (c)	18,327,582
14,155,000	5.88%, 06/01/17 (c)	13,791,075
5,150,000	6.00%, 06/01/17 (c)	5,096,131
3,460,000	6.50%, 06/01/17 (c)	3,468,996
540,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Series A-3 (RB) 6.25%, 06/01/22 (c)	538,088
47,850,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Series B (RB) 8.91%, 06/01/17 (c) ^	3,644,256
	City of Cleveland, Airport System Revenue, Series A (RB) (AMBAC)
90,000	5.00%, 01/01/17 (c)	92,300
700,000	5.25%, 01/01/20	792,554
	City of Cleveland, Ohio Airport System Revenue, Series A (RB)
250,000	5.00%, 01/01/22 (c)	282,638
40,000	5.25%, 01/01/19	44,015
385,000	Cleveland, Ohio Airport System Revenue (RB) 5.00%, 01/01/22 (c)	435,046
2,000,000	County of Franklin, First Community Village Obligated Group (RB) 5.63%, 07/01/20 (c)	2,009,420
1,000,000	County of Muskingum OH (RB) 5.00%, 02/15/19	1,068,380
2,000,000	County of Muskingum, Ohio, Genesis HealthCare System Obligated Group Project (RB) 5.00%, 02/15/23 (c)	2,122,520
750,000	Dayton-Montgomery County Port Authority (RB) 7.00%, 01/15/25 (c)	771,007
1,820,000	Lorain County, Ohio Port Authority, United States Steel Corp. Project (RB) 6.75%, 12/01/20 (c)	1,742,231
	Muskingum County, Ohio Hospital Facilities, Genesis HealthCare System Obligated Group Project (RB)
2,000,000	5.00%, 02/15/23 (c)	2,079,080

See Notes to Financial Statements

94

Principal Amount		Value

Ohio: (continued)
$3,000,000	5.00%, 02/15/23 (c)	$3,106,110
3,020,000	Ohio Air Quality Development Authority, AK Steel Corp. Project, Series A (RB) 6.75%, 02/01/22 (c)	2,488,903
1,000,000	Ohio Air Quality Development Authority, FirstEnergy Generation Project, Series A (RB) 3.75%, 12/03/18 (p)	1,035,600
655,000	Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series E (RB) 5.63%, 10/01/19	721,915
35,000	Ohio Air Quality Development Authority, Series A (RB) 5.70%, 08/01/20	39,464
1,100,000	Ohio Airport Special Revenue, Continental Airlines, Inc. Project (RB) 5.38%, 05/31/16 (c)	1,103,366
2,050,000	Ohio State Solid Waste Disposal, USG Corp. Project (RB) 5.60%, 05/31/16 (c)	2,063,140
125,000	Ohio State Water Development Authority, FirstEnergy Nuclear Generation Project, Series B (RB) 4.00%, 06/03/19 (p)	130,941
795,000	Ohio Water Development Authority (RB) 6.60%, 11/01/21 (c)	741,234
	Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health System Obligated Group Project (RB)
250,000	5.00%, 12/01/24 (c)	258,085
245,000	5.00%, 12/01/24 (c)	258,803
70,000	5.50%, 12/01/24 (c)	76,970
3,400,000	5.75%, 12/01/22 (c)	3,873,552
2,850,000	6.00%, 12/01/22 (c)	3,240,051
	State of Ohio, Portsmouth Bypass Project (RB)
2,000,000	5.00%, 06/30/25 (c)	2,243,180
3,490,000	5.00%, 06/30/25 (c)	3,868,072
40,000	Toledo-Lucas County Port Authority (SA) 5.38%, 05/31/16 (c)	40,085
		111,718,482
Oklahoma: 0.3%
2,010,254	Kingfisher, Oklahoma Hospital Authority (RB) 6.50%, 05/31/16 (c)	2,012,103
1,000,000	Oklahoma Development Finance Authority, Great Plains Regional Medical Center Project (RB) 5.13%, 12/01/17 (c)	990,550
	Oklahoma Development Finance Authority, Inverness Village Community (RB)
275,000	5.25%, 01/01/19 (c)	283,432
1,000,000	6.00%, 01/01/22 (c)	1,066,570
Principal Amount		Value

Oklahoma: (continued)
1,000,000	Tulsa Airports Improvement Trust (RB) 5.00%, 06/01/25 (c) (p)	$1,144,160
		5,496,815
Oregon: 0.1%
$305,000	Hospital Facilities Authority of Multnomah County, Series A (RB) 5.00%, 10/01/19	325,051
	Oregon State Facilities Authority, Concordia University Project, Series A (RB)
645,000	6.13%, 09/01/20 (c)	692,536
750,000	6.38%, 09/01/20 (c)	806,175
		1,823,762
Pennsylvania: 5.7%
	Allegheny County, Pennsylvania Industrial Development Authority, United States Steel Corp. Project (RB)
1,345,000	5.75%, 08/01/22 (c)	1,105,442
365,000	6.50%, 05/01/17	372,107
2,045,000	6.75%, 11/01/19 (c)	1,923,077
1,100,000	6.75%, 12/01/21 (c)	1,039,258
600,000	6.88%, 11/01/19 (c)	574,332
	Allentown Neighborhood Improvement Zone Development Authority (RB)
1,815,000	5.00%, 05/01/22 (c)	1,924,735
150,000	5.00%, 05/01/22 (c)	159,896
3,980,000	5.00%, 05/01/22 (c)	4,198,860
3,240,000	Beaver County, Pennsylvania Industrial Development Authority, Pollution Control, Series B (RB) 3.50%, 06/01/20 (p)	3,359,653
500,000	Chester County Health & Education Facilities Authority (RB) 5.25%, 12/01/25 (c)	517,480
1,000,000	Commonwealth of Pennsylvania, Public School Building Authority (RB) 5.00%, 04/01/18	1,062,660
	Cumberland County, Pennsylvania Municipal Authority (RB)
500,000	4.00%, 01/01/25 (c)	511,750
400,000	5.25%, 01/01/22 (c)	421,140
2,535,000	Delaware County Authority (RB) 5.25%, 10/01/22 (c)	2,566,485
50,000	Delaware County Industrial Development Authority/PA (RB) 6.13%, 08/15/20 (c)	50,849
6,990,000	Delaware County, Pennsylvania Authority, Series A (RB) 5.00%, 12/15/16 (c)	7,118,686
	Delaware River Port Authority (RB)
100,000	5.00%, 01/01/21	113,135
2,445,000	5.00%, 01/01/23 (c)	2,782,337
2,715,000	5.00%, 01/01/23 (c)	3,110,928
100,000	Delaware River Port Authority, Port District Project (RB) 5.00%, 01/01/22	114,875
6,200,000	Harrisburg, Philadelphia University Revenue, Series B (RB) 6.00%, 09/01/17 (c)	5,265,350

See Notes to Financial Statements

95

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Pennsylvania: (continued)
$1,500,000	Lancaster County Hospital Authority, Brethren Village Project, Series A (RB) 6.50%, 07/01/17 (c)	$1,539,870
1,250,000	Lehigh County, Pennsylvania General Purpose Authority, Bibles Fellowship Church Homes, Inc. Project (RB) 5.25%, 07/01/22 (c)	1,282,950
80,000	Lycoming County Authority, Susquehanna Health System Project, Series A (RB) 5.50%, 07/01/19 (c)	89,544
	Montgomery County Industrial Development Authority, Whitemarsh Continuing Care Retirement Community Project (RB)
1,500,000	5.00%, 01/01/25 (c)	1,547,775
850,000	5.25%, 01/01/25 (c)	856,111
940,000	5.38%, 01/01/25 (c)	946,392
1,250,000	Moon Industrial Development Authority, Baptist Homes Society (RB) 6.00%, 07/01/25 (c)	1,295,750
	Pennsylvania Economic Development Financing Authority (RB)
45,000	5.00%, 12/31/22	53,099
1,250,000	5.00%, 12/31/25	1,505,925
3,200,000	5.00%, 06/30/26 (c)	3,732,192
1,000,000	5.00%, 09/01/20 (p)	1,024,920
2,000,000	5.00%, 09/01/20 (p)	2,049,840
2,950,000	6.40%, 09/01/25 (c)	2,898,021
85,000	Pennsylvania Economic Development Financing Authority, Colver Project, Series F (RB) (AMBAC) 4.63%, 05/31/16 (c)	85,237
	Pennsylvania Economic Development Financing Authority, Pennsylvania Rapid Bridge Replacement Project (RB)
1,190,000	4.13%, 06/30/26 (c)	1,218,251
450,000	5.00%, 12/31/24	539,410
1,480,000	5.00%, 06/30/26 (c)	1,665,607
1,135,000	5.00%, 06/30/26 (c)	1,364,361
2,615,000	5.00%, 06/30/26 (c)	2,990,985
500,000	5.00%, 06/30/26 (c)	558,630
1,000,000	5.00%, 06/30/26	1,207,020
1,800,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, USG Corp. Project (RB) 6.00%, 05/31/16 (c)	1,803,222
2,170,000	Pennsylvania Higher Educational Facilities Authority (RB) 6.00%, 07/01/20 (c)	2,286,160
	Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Series A (RB)
350,000	5.88%, 06/15/22	379,929
1,000,000	7.25%, 06/15/24 (c)	1,155,710
Principal Amount		Value

Pennsylvania: (continued)
	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc. Project, Series A (RB)
$500,000	6.38%, 06/01/25 (c)	$507,360
500,000	6.50%, 06/01/25 (c)	507,315
500,000	6.63%, 06/01/25 (c)	507,275
2,130,000	Philadelphia Authority for Industrial Development. Esperanza Charter School Project (RB) 8.20%, 01/01/23 (c)	2,342,191
1,000,000	Philadelphia Gas Works Co (RB) 5.00%, 08/01/25 (c)	1,205,120
	Philadelphia Gas Works Co. (RB) (AMBAC)
345,000	5.00%, 10/01/17 (c)	357,586
135,000	5.00%, 10/01/17 (c)	139,906
250,000	5.00%, 10/01/17	263,985
	Philadelphia Hospitals & Higher Education Facilities Authority, Temple University Health System Obligated Group, Series A (RB)
880,000	5.00%, 07/01/17 (c)	893,710
2,100,000	5.50%, 07/01/17 (c)	2,149,329
1,455,000	5.63%, 07/01/22 (c)	1,609,594
3,175,000	5.63%, 07/01/22 (c)	3,470,275
	School District of Philadelphia/ The (GO) (SAW)
1,000,000	5.00%, 09/01/18	1,074,420
550,000	5.00%, 09/01/18	590,931
2,500,000	5.00%, 09/01/18	2,686,050
775,000	5.00%, 09/01/20	858,630
1,000,000	5.00%, 09/01/20	1,109,210
1,350,000	5.00%, 09/01/22	1,505,263
160,000	5.25%, 09/01/20 (c)	176,062
3,000,000	5.25%, 09/01/20 (c)	3,288,330
1,695,000	6.00%, 09/01/18 (c)	1,791,462
	State Public School Building Authority (RB)
1,170,000	5.00%, 04/01/19	1,266,946
200,000	5.00%, 04/01/21	221,494
1,175,000	5.00%, 04/01/22 (c)	1,248,308
1,845,000	5.00%, 04/01/22 (c)	1,964,132
	Susquehanna Area Regional Airport Authority (RB)
650,000	5.00%, 01/01/23 (c)	727,493
1,500,000	5.00%, 01/01/23	1,712,835
		106,545,158
Puerto Rico: 2.1%
1,230,000	Children’s Trust Fund (RB) 5.63%, 05/31/16 (c)	1,230,012
	Commonwealth of Puerto Rico (GO)
100,000	4.95%, 07/01/18 ^	70,331
195,000	5.00%, 05/31/16 (c)	114,563
45,000	5.75%, 07/01/21 (c)	26,775
25,000	Commonwealth of Puerto Rico, Public Improvement (GO) 5.25%, 07/01/18	16,173

See Notes to Financial Statements

96

Principal Amount		Value

Puerto Rico: (continued)
	Commonwealth of Puerto Rico, Public Improvement, Series A (GO)
$65,000	4.00%, 07/01/20	$38,919
35,000	4.13%, 07/01/22	20,694
420,000	4.50%, 07/01/22 (c)	248,325
110,000	4.75%, 07/01/22 (c)	64,350
110,000	5.00%, 05/31/16 (c)	65,175
160,000	5.00%, 05/31/16 (c)	94,400
20,000	5.00%, 07/01/16 (c)	11,850
20,000	5.00%, 07/01/17 (c)	11,850
105,000	5.00%, 07/01/17 (c)	62,213
50,000	5.00%, 07/01/17 (c)	30,668
140,000	5.00%, 07/01/18 (c)	82,950
275,000	5.00%, 07/01/22	162,938
330,000	5.13%, 05/31/16 (c)	194,370
250,000	5.25%, 05/31/16 (c)	150,125
20,000	5.25%, 05/31/16 (c)	12,010
85,000	5.25%, 07/01/16 (c)	51,043
90,000	5.25%, 07/01/16	67,068
40,000	5.25%, 07/01/17 (c)	23,620
70,000	5.25%, 07/01/18 (c)	41,685
100,000	5.25%, 07/01/22 (c)	59,675
100,000	5.50%, 07/01/16	85,500
220,000	5.50%, 07/01/17	144,738
10,000	5.50%, 07/01/17	7,738
65,000	5.50%, 07/01/18 (c)	39,000
150,000	5.50%, 07/01/18	97,410
140,000	5.50%, 07/01/18 (c)	84,700
500,000	5.50%, 07/01/18	324,700
100,000	5.50%, 07/01/19	61,711
50,000	6.00%, 07/01/18 (c)	29,875
450,000	6.50%, 07/01/21 (c)	270,563
10,010,000	8.00%, 07/01/20 (c)	6,531,525
	Commonwealth of Puerto Rico, Public Improvement, Series B (GO)
135,000	5.00%, 07/01/16 (c)	79,313
840,000	5.75%, 07/01/19 (c)	499,800
50,000	6.50%, 07/01/19 (c)	30,063
30,000	Commonwealth of Puerto Rico, Public Improvement, Series C (GO) 6.00%, 07/01/19 (c)	17,925
	Commonwealth of Puerto Rico, Public Improvement, Series D (GO)
100,000	4.25%, 07/01/16 (c)	60,841
50,000	4.50%, 07/01/16 (c)	29,938
10,000	5.00%, 07/01/16 (c)	6,134
	Commonwealth of Puerto Rico, Public Improvement, Series E (GO)
305,000	5.38%, 07/01/21 (c)	180,941
355,000	5.50%, 07/01/21 (c)	213,000
85,000	5.63%, 07/01/16 (c)	50,469
	Puerto Rico Commonwealth Aqueduct & Sewer Authority (RB)
155,000	4.25%, 07/01/22 (c)	103,075
225,000	5.13%, 07/01/22 (c)	143,438
	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A (RB)
30,000	5.25%, 07/01/22 (c)	20,250
1,755,000	6.00%, 07/01/22 (c)	1,153,912
Principal Amount		Value

Puerto Rico: (continued)
	Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB)
$1,490,000	5.00%, 07/01/22 (c)	$957,325
1,740,000	5.25%, 07/01/22 (c)	1,109,250
700,000	5.75%, 07/01/22 (c)	453,250
360,000	6.00%, 07/01/18 (c)	238,500
1,500,000	6.00%, 07/01/18 (c)	990,000
13,000,000	Puerto Rico Commonwealth Children’s Trust Tobacco Settlement Asset-Backed Bond, Series A (RB) 7.05%, 05/31/16 (c) ^	1,170,910
1,000,000	Puerto Rico Commonwealth Highways and Transportation Authority, Series N (RB) 5.50%, 07/01/23	210,000
	Puerto Rico Commonwealth Public Improvement, Series A (GO)
100,000	5.75%, 07/01/21 (c)	59,500
305,000	6.00%, 07/01/21 (c)	182,238
700,000	Puerto Rico Commonwealth Public Improvement, Series A (GO) 5.00%, 07/01/22 (c)	411,250
100,000	Puerto Rico Commonwealth, Public Improvement, Series A (GO) 5.00%, 07/01/21	59,250
155,000	Puerto Rico Convention Center District Authority (RB) (FGIC) 5.00%, 07/01/16 (c)	72,075
	Puerto Rico Convention Center District Authority, Series A (RB) (FGIC)
315,000	4.13%, 07/01/16 (c)	148,838
395,000	4.25%, 07/01/16 (c)	181,700
125,000	4.50%, 07/01/16 (c)	113,708
220,000	4.75%, 07/01/16 (c)	103,950
345,000	5.00%, 07/01/16 (c)	169,913
275,000	5.00%, 07/01/16 (c)	129,938
350,000	5.00%, 07/01/16 (c)	164,500
620,000	5.00%, 07/01/16 (c)	289,850
100,000	Puerto Rico Electric Power Authority (RB) 5.75%, 07/01/20 (c)	59,750
	Puerto Rico Electric Power Authority, Series A (RB)
890,000	4.80%, 07/01/22 (c)	531,775
350,000	7.00%, 07/01/23 (c)	210,875
	Puerto Rico Electric Power Authority, Series AAA (RB)
150,000	5.25%, 07/01/20 (c)	89,625
90,000	5.25%, 07/01/20 (c)	53,776
325,000	5.25%, 07/01/20 (c)	194,191
	Puerto Rico Electric Power Authority, Series CCC (RB)
25,000	4.80%, 07/01/20 (c)	14,938
40,000	5.00%, 05/31/16 (c)	23,900
125,000	5.00%, 07/01/20 (c)	74,689
	Puerto Rico Electric Power Authority, Series DDD (RB)
165,000	5.00%, 07/01/20 (c)	98,589

See Notes to Financial Statements

97

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Puerto Rico: (continued)
$975,000	5.00%, 07/01/20 (c)	$582,572
525,000	5.00%, 07/01/20	313,693
	Puerto Rico Electric Power Authority, Series TT (RB)
100,000	4.20%, 07/01/17 (c)	60,090
25,000	5.00%, 07/01/17 (c)	14,938
925,000	5.00%, 07/01/17 (c)	552,687
110,000	5.00%, 07/01/17 (c)	65,725
375,000	5.00%, 07/01/17	228,889
260,000	5.00%, 07/01/17 (c)	155,353
150,000	5.00%, 07/01/17 (c)	89,627
60,000	Puerto Rico Electric Power Authority, Series VV (RB) 5.50%, 07/01/18 (c)	35,850
	Puerto Rico Electric Power Authority, Series WW (RB)
85,000	5.38%, 07/01/18 (c)	50,788
45,000	5.50%, 07/01/18 (c)	26,888
	Puerto Rico Electric Power Authority, Series ZZ (RB)
290,000	4.25%, 07/01/20	173,278
25,000	5.00%, 07/01/17	15,259
385,000	5.00%, 07/01/18	233,175
100,000	5.00%, 07/01/20	59,751
500,000	5.25%, 07/01/20 (c)	298,755
50,000	5.25%, 07/01/20	29,876
25,000	5.25%, 07/01/20 (c)	14,938
175,000	5.25%, 07/01/20 (c)	104,564
290,000	Puerto Rico Government Development, Series B (RB) 5.00%, 12/01/16	73,225
	Puerto Rico Highways & Transportation Authority (RB)
35,000	4.75%, 07/01/18 (c)	7,350
100,000	5.00%, 05/31/16 (c)	21,000
40,000	5.00%, 05/31/16 (c)	19,500
50,000	5.00%, 05/31/16 (c)	10,500
100,000	5.25%, 05/31/16 (c)	49,295
300,000	5.30%, 07/01/20 (c)	186,750
30,000	5.75%, 05/31/16 (c)	6,300
65,000	Puerto Rico Highways & Transportation Authority, Series G (RB) (FGIC) 5.00%, 05/31/16 (c)	31,688
	Puerto Rico Highways and Transportation Authority (RB)
890,000	5.00%, 05/31/16 (c)	186,900
100,000	5.00%, 07/01/16 (c)	21,000
325,000	5.00%, 07/01/16 (c)	68,250
390,000	5.25%, 05/31/16 (c)	191,100
845,000	5.75%, 05/31/16 (c)	411,938
305,000	Puerto Rico Highways and Transportation Authority, Series G (RB) 5.00%, 05/31/16 (c)	64,050
	Puerto Rico Highways and Transportation Authority, Series I (RB) (FGIC)
200,000	5.00%, 05/31/16 (c)	97,500
Principal Amount		Value

Puerto Rico: (continued)
$50,000	5.00%, 05/31/16 (c)	$24,375
315,000	5.00%, 05/31/16 (c)	153,563
185,000	Puerto Rico Highways and Transportation Authority, Series J (RB) (FGIC) 5.00%, 05/31/16 (c)	90,188
	Puerto Rico Highways and Transportation Authority, Series K (RB)
50,000	5.00%, 05/31/16 (c)	10,500
400,000	5.00%, 05/31/16 (c)	84,000
205,000	5.00%, 05/31/16 (c)	43,624
500,000	5.00%, 05/31/16 (c)	110,075
115,000	5.00%, 05/31/16 (c)	24,754
	Puerto Rico Highways and Transportation Authority, Series M (RB)
1,020,000	5.00%, 07/01/17 (c)	214,200
1,500,000	5.00%, 07/01/17 (c)	315,000
295,000	5.00%, 07/01/17 (c)	61,950
	Puerto Rico Highways and Transportation Authority, Series N (RB)
385,000	5.50%, 07/01/21	80,850
1,055,000	5.50%, 07/01/22	221,550
2,000,000	5.50%, 07/01/24	420,000
1,500,000	5.50%, 07/01/25	315,000
1,500,000	5.50%, 07/01/26	315,000
50,000	21.06%, 07/01/20 ^	10,188
	Puerto Rico Infrastructure Financing Authority (RB) (FGIC)
160,000	4.00%, 07/01/18 (d) *	77,680
345,000	4.00%, 12/15/21	116,438
100,000	4.63%, 12/15/21 (c)	33,750
1,065,000	5.00%, 07/01/16 (c) (d) *	162,413
1,000,000	5.00%, 12/15/21 (c)	337,500
100,000	5.00%, 12/15/21 (c)	33,750
860,000	5.25%, 12/15/21 (c)	290,250
190,000	Puerto Rico Infrastructure Financing Authority, Series B (RB) 5.00%, 07/01/16 (c) (d) *	28,538
	Puerto Rico Public Buildings Authority (RB) (COMWLTH GTD)
250,000	5.00%, 07/01/17 (c)	130,000
50,000	5.00%, 07/01/18	30,658
1,500,000	5.50%, 07/01/17 (c) (p)	1,529,880
230,000	5.63%, 07/01/19 (c)	122,763
45,000	5.75%, 07/01/18	27,929
40,000	7.00%, 05/31/16 (c)	24,750
	Puerto Rico Public Buildings Authority, Series D (RB) (COMWLTH GTD)
325,000	5.25%, 05/31/16 (c)	172,250
35,000	5.25%, 05/31/16 (c)	19,163
70,000	Puerto Rico Public Buildings Authority, Series G (RB) (COMWLTH GTD) 4.75%, 05/31/16 (c)	35,613
	Puerto Rico Public Buildings Authority, Series I (RB) (COMWLTH GTD)
705,000	5.00%, 05/31/16 (c)	366,600
1,670,000	5.25%, 05/31/16 (c)	889,275

See Notes to Financial Statements

98

Principal Amount		Value

Puerto Rico: (continued)
	Puerto Rico Public Buildings Authority, Series N (RB) (COMWLTH GTD)
$1,485,000	5.00%, 07/01/17 (c)	$777,769
30,000	5.25%, 07/01/17	18,915
25,000	5.50%, 07/01/17 (c)	15,454
	Puerto Rico Public Buildings Authority, Series P (RB) (COMWLTH GTD)
35,000	6.00%, 07/01/19 (c)	21,044
20,000	6.00%, 07/01/19	12,266
1,165,000	6.75%, 07/01/19 (c)	671,331
745,000	Puerto Rico Public Buildings Authority, Series Q (RB) (COMWLTH GTD) 5.50%, 05/31/16 (c)	395,781
	Puerto Rico Public Buildings Authority, Series S (RB) (COMWLTH GTD)
170,000	5.50%, 07/01/16 (c)	97,113
505,000	5.75%, 07/01/16 (c)	294,794
1,655,000	6.00%, 07/01/21 (c)	904,044
	Puerto Rico Public Buildings Authority, Series U (RB) (COMWLTH GTD)
110,000	5.00%, 07/01/20	64,350
200,000	5.25%, 07/01/22 (c)	106,000
80,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue (RB) 4.50%, 02/01/20 (c)	33,001
	Puerto Rico Sales Tax Financing Corp. (RB)
40,000	5.00%, 08/01/18	18,522
125,000	5.25%, 08/01/21 (c)	74,531
730,000	5.25%, 08/01/21 (c)	284,992
190,000	5.50%, 08/01/19 (c)	76,475
500,000	5.50%, 02/01/20 (c)	197,500
855,000	6.00%, 08/01/19 (c)	346,275
265,000	6.00%, 08/01/20 (c)	107,325
	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series C (RB)
1,520,000	5.00%, 08/01/21 (c)	898,700
150,000	5.25%, 08/01/20 (c)	58,560
680,000	7.89%, 08/01/34 ^	124,372
	Puerto Rico Sales Tax Financing Corp., Series A (RB)
150,000	5.00%, 08/01/19 (c)	60,750
100,000	8.69%, 08/01/35 ^	9,325
50,000	8.70%, 08/01/34 ^	4,999
	University of Puerto Rico, Series P (RB)
90,000	5.00%, 06/01/16 (c)	36,900
135,000	5.00%, 06/01/16 (c)	55,013
115,000	5.00%, 06/01/16 (c)	46,288
90,000	5.00%, 06/01/16 (c)	42,327
500,000	5.00%, 06/01/16 (c)	220,000
445,000	5.00%, 06/01/16 (c)	191,354
		39,529,523
Rhode Island: 0.7%
3,000,000	Rhode Island Health And Educational Building Corp., Tockwotton Home (RB) 8.38%, 01/01/21 (c)	3,549,750
Principal Amount		Value

Rhode Island: (continued)
	Tobacco Settlement Financing Corp. (RB)
$2,000,000	4.50%, 06/01/25 (c)	$2,061,580
1,000,000	5.00%, 06/01/25 (c)	1,091,350
49,500,000	6.59%, 06/01/17 (c) ^	4,608,945
	Tobacco Settlement Financing Corp., Series A (RB)
400,000	5.00%, 06/01/20	453,100
30,000	5.00%, 06/01/23	34,667
	Tobacco Settlement Financing Corp/RI (RB)
40,000	4.00%, 06/01/18	42,153
2,000,000	5.00%, 06/01/25 (c)	2,104,220
		13,945,765
South Carolina: 0.6%
75,000	South Carolina Jobs Economic Development Authority, Palmetto Health, Series A (RB) 5.00%, 08/01/23 (c)	87,077
	South Carolina Jobs-Economic Development Authority (RB)
300,000	5.00%, 05/01/23 (c)	309,819
155,000	5.75%, 08/01/19 (c)	169,623
	South Carolina Jobs-Economic Development Authority, First Mortgage Health Care Facilities, The Lutheran Homes of South Carolina, Inc. (RB)
3,450,000	5.50%, 05/01/17 (c)	3,501,819
3,100,000	5.63%, 05/01/17 (c)	3,120,584
1,100,000	South Carolina Jobs-Economic Development Authority, Hospital Improvement, Hampton Regional Medical Center Project (RB) 5.25%, 11/01/16 (c)	1,098,625
600,000	South Carolina Jobs-Economic Development Authority, Palmetto Health (RB) 5.38%, 08/01/19 (c)	662,838
2,470,000	South Carolina Jobs-Economic Development Authority, Palmetto Health, Series A (RB) 5.25%, 08/01/23 (c)	2,890,542
		11,840,927
South Dakota: 0.3%
	Sioux Falls, South Dakota Health Facilities, Dow Rummel Village Project (RB)
5,175,000	5.00%, 11/15/16 (c)	5,190,214
1,250,000	5.00%, 11/15/16 (c)	1,261,800
		6,452,014
Tennessee: 0.8%
	Chattanooga-Hamilton County, Tennessee Hospital Authority, Series A (RB)
500,000	5.00%, 10/01/24 (c)	563,125
1,950,000	5.00%, 10/01/24 (c)	2,179,476
975,000	5.00%, 10/01/24 (c)	1,118,159

See Notes to Financial Statements

99

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Tennessee: (continued)
$1,465,000	Clarksville Natural Gas Acquisition Corp. (RB) 5.00%, 12/15/19	$1,642,485
110,000	County of Claiborne, Tennessee (GO) 4.13%, 04/01/20 (c)	116,614
	Johnson City Health & Educational Facilities Board (RB)
350,000	5.50%, 07/01/16 (c)	352,685
180,000	5.63%, 07/01/20 (c)	200,947
100,000	Johnson City Health and Educational Facilities Board, Series A (RB) 5.38%, 07/01/20 (c)	111,914
	Shelby County, Tennessee Health, Educational and Housing Facility Board, The Village at Germantown (RB)
2,000,000	5.25%, 12/01/22 (c)	2,084,480
1,500,000	5.38%, 12/01/22 (c)	1,568,715
	Shelby County, Tennessee Health, Educational and Housing Facility Board, Trezevant Manor Project, Series A (RB)
1,150,000	5.38%, 09/01/23 (c)	1,183,200
2,000,000	5.50%, 09/01/23 (c)	2,064,260
1,000,000	5.63%, 09/01/16 (c)	1,012,930
395,000	Sullivan County, Tennessee Health, Educational and Housing Facilities Board, Series C (RB) 5.25%, 09/01/16 (c)	400,388
70,000	Tennessee Energy Acquisition Corp. (RB) 5.63%, 09/01/26	82,593
		14,681,971
Texas: 7.5%
5,000	Beaumont, Texas Independent School District (GO) (AGO) 5.00%, 02/15/17 (c)	5,150
	Board of Managers Joint Guadalupe County-City of Seguin Hospital (RB)
700,000	5.00%, 12/01/25 (c)	746,599
300,000	5.25%, 12/01/25 (c)	332,094
50,000	Brazoria County, Texas Environmental Facilities (RB) 5.13%, 05/15/17 (c)	52,481
1,500,000	Brazoria County, Texas Health Facilities Development Corp. (RB) 5.25%, 07/01/22 (c)	1,668,810
1,000,000	Central Texas Regional Mobility Authority (RB) 5.00%, 07/01/25 (c)	1,150,440
240,000	Central Texas Regional Mobility Authority, Senior Lien (RB) 6.00%, 01/01/21 (c)	284,486
	Central Texas Regional Mobility Authority, Senior Lien, Series A (RB)
1,205,000	5.00%, 01/01/23 (c)	1,370,459
1,310,000	5.00%, 01/01/23 (c)	1,513,168
1,100,000	5.00%, 07/01/25 (c)	1,257,938
Principal Amount		Value

Texas: (continued)
	Central Texas Regional Mobility Authority, Subordinated Lien (RB)
$350,000	5.00%, 01/01/23 (c)	$389,715
400,000	5.00%, 01/01/23 (c)	448,968
2,255,000	6.25%, 01/01/21 (c)	2,736,262
600,000	Central Texas Turnpike System (RB) 5.00%, 08/15/24 (c)	698,376
	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc. (RB)
7,000,000	4.75%, 07/01/24	7,891,170
650,000	5.00%, 07/01/24 (c)	728,936
	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series B-1 (RB)
2,000,000	5.00%, 07/15/25 (c)	2,210,880
600,000	5.00%, 07/15/25 (c)	675,750
1,000,000	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series B-2 (RB) 5.00%, 07/15/20	1,102,770
4,900,000	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series C (RB) 5.00%, 07/15/20	5,403,573
	Clifton Higher Education Finance Corp (RB)
500,000	5.13%, 08/15/25 (c)	518,465
500,000	5.50%, 08/15/25 (c)	527,460
850,000	Dallas County Flood Control District No 1 (GO) 5.00%, 04/01/23 (c)	894,021
500,000	Decatur Hospital Authority Revenue, Series A (RB) 5.00%, 09/01/24 (c)	545,060
580,000	Grand Parkway Transportation Corp. (RB) 5.50%, 10/01/23 (c)	663,648
	Gregg County Health Facilities Development Corp., Series C (RB)
95,000	5.00%, 07/01/22 (c)	103,636
1,850,000	5.00%, 07/01/22 (c)	2,057,329
2,500,000	Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 10/01/22 (c)	2,639,850
275,000	Harris County Industrial Development Corp. (RB) 5.00%, 12/01/19 (c)	304,728
1,000,000	Harris County, Texas Cultural Education Facilities, Brazos Presbyterian Homes, Inc. Project, Series A (RB) 5.13%, 01/01/23 (c)	1,044,910
130,000	Harrison County Health Facilities Development Corp (RB) 5.25%, 07/01/20 (c)	145,050

See Notes to Financial Statements

100

Principal Amount		Value

Texas: (continued)
$2,050,000	Houston, Texas Airport System Special Facilities Revenue, Continental Airlines, Inc. Terminal Improvement Projects (RB) 6.50%, 07/15/21 (c)	$2,393,867
675,000	La Vernia Higher Education Finance Corp., Meridian World School, Series A (RB) 5.50%, 08/15/24 (c)	695,290
	Love Field Airport Modernization Corp., Southwest Airline Co. (RB)
250,000	5.00%, 11/01/18	271,705
615,000	5.00%, 11/01/22 (c)	698,708
280,000	5.00%, 11/01/22	323,338
1,100,000	5.25%, 11/01/20 (c)	1,230,746
780,000	Matagorda County Navigation District No 1 (RB) 4.00%, 06/03/23 (c)	839,210
1,000,000	Matagorda County, Texas Navigation District No. 1 (RB) 4.00%, 06/03/23 (c)	1,075,910
1,000,000	Mission Economic Development Corp., Senior Lien, Series B (RB) 5.75%, 10/01/18 (c)	1,043,420
100,000	New Hope Cultural Education Facilities Corp. (RB) 5.00%, 07/01/25 (c)	111,248
	New Hope Cultural Education Facilities Corp., Series A (RB)
1,500,000	5.00%, 04/01/24 (c)	1,613,415
500,000	5.00%, 07/01/25 (c)	539,195
2,000,000	Port Beaumont Navigation District (RB) 7.25%, 02/13/20 (c) (p)	2,065,280
265,000	Port Freeport, Texas (RB) 4.95%, 05/15/17 (c)	278,210
1,000,000	Red River Health Facilities Development Corp., Eden Home, Inc. Project (RB) 7.25%, 12/01/21 (c)	834,390
2,100,000	SA Energy Acquisition Public Facility Corp. (RB) 5.50%, 08/01/25	2,614,941
	Sam Rayburn Municipal Power Agency, Power Supply System (RB)
400,000	5.00%, 10/01/17	423,244
2,715,000	5.00%, 10/01/21	3,185,238
1,275,000	San Antonio Convention Hotel Finance Corp. (RB) (AMBAC) 5.00%, 05/31/16 (c)	1,278,774
	San Antonio, Texas Convention Hotel Finance Corp. (RB) (AMBAC)
85,000	4.75%, 05/31/16 (c)	85,233
500,000	5.00%, 05/31/16 (c)	501,445
9,900,000	Sanger Industrial Development Corp., Texas Pellets Project, Series B (RB) 8.00%, 07/01/22 (c)	8,729,721
1,500,000	Tarrant County Cultural Education Facilities Finance Corp (RB) 5.50%, 11/15/25 (c)	1,569,015
Principal Amount		Value

Texas: (continued)
$1,050,000	Tarrant County, Texas Cultural Education Facilities Finance Corp., Stayton at Museum Way Project, Series A (RB) 8.00%, 11/15/19 (c)	$1,080,660
2,800,000	Texas Municipal Gas Acquisition & Supply Corp III (RB) 5.00%, 12/15/22 (c)	3,302,712
5,040,000	Texas Municipal Gas Acquisition & Supply Corp III., Gas Supply (RB) 5.00%, 12/15/22 (c)	5,770,498
	Texas Municipal Gas Acquisition & Supply Corp. I (RB)
95,000	5.25%, 12/15/24	115,131
100,000	5.25%, 12/15/25	121,936
580,000	5.25%, 12/15/26	709,682
	Texas Municipal Gas Acquisition & Supply Corp. III (RB)
1,565,000	5.00%, 12/15/22 (c)	1,777,590
260,000	5.00%, 12/15/22 (c)	293,639
125,000	5.00%, 12/15/22 (c)	140,371
2,600,000	5.00%, 12/15/22 (c)	2,963,298
2,240,000	5.00%, 12/15/22 (c)	2,630,074
1,570,000	5.00%, 12/15/22 (c)	1,816,145
1,000,000	5.00%, 12/15/22 (c)	1,150,850
2,000,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply (RB) 5.00%, 12/15/19	2,246,060
	Texas Municipal Gas Acquisition and Supply Corp. I, Senior Lien Series A (RB)
95,000	5.25%, 12/15/18	104,379
175,000	5.25%, 12/15/21	205,972
45,000	5.25%, 12/15/22	53,526
1,180,000	5.25%, 12/15/23	1,417,263
305,000	5.63%, 12/15/17	320,311
	Texas Municipal Gas Acquisition and Supply Corp. III (RB)
5,000	5.00%, 12/15/18	5,477
3,000,000	5.00%, 12/15/21	3,505,110
910,000	5.00%, 12/15/22 (c)	1,059,932
1,615,000	5.00%, 12/15/22	1,910,432
5,735,000	Texas Municipal Gas Acquisition and Supply Corp., Senior Lien, Series D (RB) 6.25%, 12/15/26	7,268,768
2,700,000	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group, LLC Project, Senior Lien (RB) 7.00%, 06/30/20 (c)	3,236,841
	Texas Private Activity Bond Surface Transportation Corp., Senior Lien (RB)
500,000	5.00%, 12/31/25 (c)	556,160
2,000,000	7.00%, 09/01/23 (c)	2,525,480

See Notes to Financial Statements

101

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Texas: (continued)
	Texas Transportation Commission, Central Texas Turnpike System, Series C (RB)
$3,600,000	5.00%, 08/15/24 (c)	$4,093,200
2,100,000	5.00%, 08/15/24 (c)	2,404,185
4,000,000	5.00%, 08/15/24 (c)	4,611,080
	Town of Westlake, Texas (SA)
1,000,000	6.13%, 09/01/25 (c)	999,900
1,000,000	6.25%, 09/01/25 (c)	999,890
1,000,000	6.38%, 09/01/25 (c)	999,890
	Travis County, Texas Health Facilities Development Corp., First Mortgage Revenue, Longhorn Village Project, Series A (RB)
620,000	6.00%, 01/01/21 (c)	666,680
1,950,000	7.00%, 01/01/21 (c)	2,217,540
2,480,000	7.13%, 01/01/21 (c)	2,802,400
	Tyler Health Facilities Development Corp. (RB)
145,000	5.25%, 11/01/17 (c)	149,746
1,080,000	5.25%, 11/01/17 (c)	1,123,384
450,000	5.38%, 11/01/17 (c)	462,222
		140,332,139
Vermont: 0.1%
1,100,000	Vermont Economic Development Authority, Wake Robin Corp. Project (RB) 5.40%, 05/01/22 (c)	1,138,643
Virgin Islands: 1.4%
	Virgin Islands Public Finance Authority (RB)
250,000	4.50%, 10/01/24 (c)	256,775
130,000	5.00%, 10/01/20 (c)	144,546
1,280,000	5.00%, 10/01/20 (c)	1,428,544
1,000,000	5.00%, 10/01/24 (c)	1,101,760
	Virgin Islands Public Finance Authority, Series A (RB)
450,000	5.00%, 10/01/20	497,641
3,885,000	5.00%, 10/01/20 (c)	4,254,735
4,290,000	5.00%, 10/01/22 (c)	4,673,097
1,000,000	6.75%, 10/01/19 (c)	1,143,100
125,000	Virgin Islands Public Finance Authority, Series A-1 (RB) 5.00%, 10/01/19 (c)	136,409
	Virgin Islands Public Finance Authority, Series B (RB)
1,245,000	5.00%, 10/01/19 (c)	1,365,068
1,000,000	5.00%, 10/01/19	1,109,870
2,430,000	5.25%, 10/01/20 (c)	2,687,434
	Virgin Islands Public Finance Authority, Series C (RB)
250,000	5.00%, 10/01/19 (c)	275,023
4,250,000	5.00%, 10/01/24 (c)	4,558,635
110,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A (RB) 6.63%, 10/01/19 (c)	126,502
Principal Amount		Value

Virgin Islands: (continued)
$145,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series B (RB) 5.00%, 10/01/19 (c)	$157,438
	Virgin Islands Water and Power Authority, Series B (RB)
1,070,000	5.00%, 07/01/17 (c)	1,093,347
1,125,000	5.00%, 07/01/17 (c)	1,150,312
		26,160,236
Virginia: 2.5%
	Albemarle County, Virginia Economic Development Authority, Series A (RB)
640,000	4.63%, 01/01/23 (c)	653,984
1,000,000	5.00%, 01/01/23 (c)	1,051,570
	Bristol Industrial Development Authority, Series B (RB)
1,750,000	5.00%, 11/01/24 (c)	1,799,980
250,000	6.35%, 11/01/24 (c)	256,758
	Cherry Hill Community Development Authority (SA)
200,000	5.15%, 03/01/25 (c)	205,118
500,000	5.40%, 03/01/25 (c)	517,700
650,000	Chesterfield Economic Development Authority, Brandermill Woods Project (RB) 4.13%, 01/01/22 (c)	668,980
2,750,000	City of Chesapeake, Virginia Chesapeake Expressway Toll Road Revenue (RB) 5.00%, 07/15/22 (c)	3,055,525
1,000,000	County of Botetourt, Virginia Industrial Development Authority (RB) 6.00%, 07/01/24 (c)	1,042,430
225,000	Fairfax County Economic Development Authority (RB) 5.13%, 10/01/17 (c)	234,392
	Fairfax County, Virginia Economic Development Authority, Series A (RB)
430,000	4.00%, 12/01/22	443,210
1,000,000	5.00%, 12/01/23 (c)	1,046,790
2,000,000	5.00%, 12/01/23 (c)	2,087,000
1,520,000	5.13%, 10/01/17 (c)	1,572,698
	Fairfax County, Virginia Mosaic District Community Development Authority, Series A (SA)
1,450,000	6.63%, 03/01/21 (c)	1,659,858
1,000,000	6.88%, 03/01/21 (c)	1,150,010
2,000,000	Halifax County Industrial Development Authority (RB) 2.15%, 09/01/20 (p)	2,055,920
	Hanover County, Virginia Economic Development Authority, Series A (RB)
570,000	4.00%, 07/01/22	597,559
1,500,000	5.00%, 07/01/22 (c)	1,565,265
1,500,000	5.00%, 07/01/22 (c)	1,569,405

See Notes to Financial Statements

102

Principal Amount		Value

Virginia: (continued)
$1,000,000	Peninsula Ports Authority, Residential Care Facility Revenue, Series C (RB) 5.40%, 12/01/16 (c)	$1,002,650
660,000	Stafford County Economic Development Authority (RB) 5.25%, 06/15/16 (c)	662,488
60,000	Tobacco Settlement Financing Corp. (RB) 12.35%, 06/01/17 (c) ^	1,582
7,485,000	Tobacco Settlement Financing Corp., Senior Series B-1 (RB) 5.00%, 06/01/17 (c)	6,578,342
1,000,000	Virginia College Building Authority, Marymount University Project, Series A (RB) 5.00%, 07/01/25 (c)	1,029,560
300,000	Virginia College Building Authority, Marymount University Project, Series B (RB) 5.25%, 07/01/25 (c)	324,912
	Virginia Small Business Financing Authority, Elizabeth River Crossing Opco, LLC Project (RB)
2,045,000	5.50%, 07/01/22 (c)	2,335,370
3,000,000	6.00%, 07/01/22 (c)	3,550,620
3,550,000	Virginia Small Business Financing Authority, Senior Lien 95 Express Lanes, LLC Project (RB) 5.00%, 01/01/22 (c)	3,857,110
	Wise County Industrial Development Authority, Solid Waste and Sewage Disposal, Series A (RB)
1,650,000	1.87%, 06/01/20 (p)	1,680,277
2,125,000	2.15%, 09/01/20 (p)	2,185,307
		46,442,370
Washington: 1.0%
1,000,000	Greater Wenatchee Regional Events Center Public Facilities, Series A (RB) 5.50%, 09/01/22 (c)	1,055,010
	King County Public Hospital District No. 4, Snoqualmie Valley Hospital, Series A (GO)
1,000,000	5.00%, 12/01/25 (c)	1,012,110
500,000	5.75%, 12/01/25 (c)	509,930
500,000	6.00%, 12/01/25 (c)	508,710
250,000	6.25%, 12/01/25 (c)	252,855
2,900,000	Port of Seattle Industrial Development Corp., Delta Air Lines, Inc. Project (RB) 5.00%, 04/01/23 (c)	3,113,237
300,000	Washington Health Care Facilities Authority (RB) 5.00%, 07/01/25 (c)	336,987
100,000	Washington Health Care Facilities Authority, Central Washington Health Services (RB) 7.00%, 07/01/19 (c)	118,847
Principal Amount		Value

Washington: (continued)
$2,000,000	Washington State Housing Finance Commission, Mirabella Project, Series A (RB) 6.75%, 10/01/22 (c)	$2,168,120
	Washington State Housing Finance Commission, Skyline at First Hill Project, Series A (RB)
500,000	5.25%, 01/01/17	507,520
5,800,000	5.63%, 01/01/17 (c)	5,844,080
2,850,000	5.63%, 01/01/17 (c)	2,892,094
		18,319,500
West Virginia: 0.7%
575,000	County of Pleasants, West Virginia (RB) 5.25%, 10/15/17 (c)	592,681
5,275,000	Philippi, West Virginia, The Philippi Municipal Building Commission, Series A (RB) 7.75%, 10/01/22 (c) (d) §*	3,165,000
750,000	West Virginia Economic Development Authority (RB) 7.25%, 02/01/26 (c)	752,475
250,000	West Virginia Economic Development Authority, Solid Waste Disposal (RB) 6.75%, 02/01/26	250,850
2,000,000	West Virginia Hospital Finance Authority, Highland Hospital Obligated Group (RB) 9.13%, 10/01/21 (c)	1,803,220
	West Virginia Hospital Finance Authority, Thomas Health System, Inc. (RB)
2,000,000	6.50%, 10/01/18 (c)	2,108,440
1,500,000	6.50%, 10/01/18 (c)	1,597,995
2,005,000	6.75%, 10/01/18 (c)	2,118,964
		12,389,625
Wisconsin: 1.0%
	Public Finance Authority (RB)
1,000,000	4.30%, 05/01/26 (c)	1,029,490
500,000	5.00%, 01/01/24	569,415
500,000	5.00%, 12/01/25	575,935
495,000	5.00%, 02/01/26 (c)	494,960
1,000,000	5.13%, 02/01/26 (c)	1,000,300
500,000	Public Finance Authority, National Gypsum Comp. (RB) 5.25%, 11/01/24 (c)	534,225
1,000,000	Public Finance Authority, Rose Villa Project, Series A (RB) 5.00%, 11/15/24	1,063,480
2,500,000	Public Finance Authority, Roseman University of Health Sciences Project (RB) 5.88%, 04/01/25 (c)	2,582,950
1,210,000	Public Finance Authority, Senior Airport Facilities, Series B (RB) 5.00%, 07/01/22	1,318,573

See Notes to Financial Statements

103

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Wisconsin: (continued)
$2,280,000	Public Finance Authority, Transportation Infrastructure Properties, LLC Obligated Group, Series G (RB) 5.00%, 07/01/22 (c)	$2,408,341
1,750,000	Wisconsin Health & Educational Facilities Authority, Wheaton Franciscan Healthcare System, Series B (RB) 5.13%, 08/15/16 (c)	1,772,295
1,000,000	Wisconsin Health and Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Series A (RB) 5.13%, 02/01/23 (c)	1,056,760
450,000	Wisconsin Health and Educational Facilities Authority, Wheaton Franciscan Healthcare System, Series A (RB) 5.25%, 08/15/16 (c)	455,891
2,500,000	Wisconsin Public Finance Authority, Continuing Care Retirement Community, The Glenridge on Palmer Ranch, Inc. Project, Series A (RB) 8.25%, 06/01/21 (c)	3,129,000
		17,991,615
Total Municipal Bonds (Cost: $1,783,270,925)		1,844,502,272
Number of Shares		Value

MONEY MARKET FUND: 0.4% (Cost: $8,047,284)
8,047,284	Dreyfus Tax Exempt Cash Management Fund — Class B Shares	$8,047,284
Total Investments: 98.4% (Cost: $1,791,318,209)		1,852,549,556
Other assets less liabilities: 1.6%		30,005,943
NET ASSETS: 100.0%		$1,882,555,499

ACA	Credit Agricole SA
AGM	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
AMBAC	American Municipal Bond Assurance Corp.
CIFG	CDC Ixis Financial Guaranty
COMWLTH GTD	Commonwealth Guaranteed
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond — the rate shown is the effective yield at purchase date
§	Illiquid Security — the aggregate value of illiquid securities is $3,165,000 which represents 0.2% of net assets.
*	Non-Income producing

See Notes to Financial Statements

104

Summary of Investments by Sector (unaudited)	% of Investments	Value
Education	8.4%	$156,409,981
Health Care	23.3	431,959,508
Housing	0.6	10,761,721
Industrial Revenue	18.6	344,427,072
Leasing	1.5	27,882,161
Local	5.5	101,988,022
Power	2.4	43,842,169
Solid Waste/Resource Recovery	0.4	8,414,760
Special Tax	6.7	123,398,420
State	1.3	23,770,249
Tobacco	20.7	383,623,295
Transportation	7.4	136,718,653
Water & Sewer	2.8	51,306,261
Money Market Fund	0.4	8,047,284
	100.0%	$1,852,549,556

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds*	$—	$1,844,502,272	$—	$1,844,502,272
Money Market Fund	8,047,284	—	—	8,047,284
Total	$8,047,284	$1,844,502,272	$—	$1,852,549,556

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

105

PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal Amount		Value

MUNICIPAL BONDS: 97.2%
Alabama: 0.9%
$170,000	Alabama Public School & College Authority (RB) 5.00%, 12/01/17 (c)	$181,540
Arizona: 0.6%
100,000	Arizona Water Infrastructure Finance Authority, Revenue Water Quality, Series A (RB) 5.00%, 10/01/18 (c)	109,922
California: 8.2%
275,000	California State Economic Recovery, Series A (GO) 5.00%, 07/01/19 (c)	311,132
105,000	California State Public Works Board, Various University of California Projects, Series B (RB) 5.00%, 06/01/18	114,399
140,000	California State Public Works Board, Various University of California Projects, Series E (RB) 5.00%, 04/01/19 (c)	157,041
175,000	City of Los Angeles, Department of Airports, Series C (RB) 5.25%, 05/15/18 (c)	190,876
225,000	Clovis California Unified School District, Series A (GO) 3.95%, 08/01/19 ^	218,264
230,000	Foothill Eastern Transportation Corridor Agency California, Senior Lien Series A (RB) 3.53%, 01/01/20 ^	221,354
305,000	Orange County, California Water District Revenue, Series B (CP) (NATL) 5.00%, 08/15/32 (c)	415,294
		1,628,360
Florida: 4.0%
150,000	Brevard County Health Facilities Authority (RB) 7.00%, 04/01/19 (c)	176,396
105,000	Hillsborough County, Industrial Development Authority Revenue (RB) 5.63%, 08/15/18 (c)	116,375
220,000	Miami-Dade County, Florida School Board Foundation, Inc., Series A (CP) (AGO) 5.25%, 02/01/19 (c)	245,601
225,000	Miami-Dade County, Florida School Board, Series B (CP) (AGO) 5.25%, 05/01/18 (c)	244,557
		782,929
Georgia: 0.9%
175,000	Georgia State, Series G (GO) 5.00%, 12/01/17 (c)	186,879
Idaho: 0.8%
145,000	Idaho Housing & Finance Association, Federal Highway Trust Fund, Series A (RB) (AGO) 5.25%, 07/15/18 (c)	159,158
Principal Amount		Value

Illinois: 7.8%
	Illinois Finance Authority, The University of Chicago, Series B (RB)
$25,000	5.50%, 07/01/18 (c)	$27,532
325,000	5.50%, 07/01/18 (c)	357,913
500,000	5.50%, 07/01/18 (c)	550,635
550,000	5.75%, 07/01/18 (c)	608,635
		1,544,715
Kentucky: 1.3%
240,000	Louisville & Jefferson County, Kentucky Metro Government Health, Jewish Hospital & Saint Mary’s Health Care (RB) 6.13%, 02/01/18 (c)	262,409
Maryland: 8.5%
	County of Montgomery, Public Improvement, Series A (GO)
370,000	5.00%, 07/01/19 (c)	417,375
110,000	5.00%, 07/01/19 (c)	124,084
400,000	State of Maryland, Second Series A (GO) 5.00%, 08/15/17 (c)	422,256
	State of Maryland, Second Series B (GO)
340,000	5.00%, 08/01/19 (c)	383,384
290,000	5.00%, 08/15/19 (c)	328,953
		1,676,052
Massachusetts: 5.0%
500,000	Massachusetts Bay Transportation Authority, Series C (RB) 5.00%, 07/01/18 (c)	545,860
175,000	Massachusetts State Water Resources Authority, Series A (RB) 6.50%, 07/15/19	187,990
250,000	Massachusetts Water Pollution Abatement Trust, Pool Program, Series 13 (RB) 5.00%, 08/01/17 (c)	263,487
		997,337
Michigan: 0.3%
55,000	Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group, Series V (RB) 8.00%, 09/01/18 (c)	64,131
Minnesota: 0.6%
100,000	City of St. Louis Park, Health Care Facilities, Series A (RB) 5.50%, 07/01/18 (c)	110,013
Mississippi: 2.6%
470,000	Mississippi Development Bank (RB) (AGM) 5.38%, 04/01/18 (c)	510,359
Missouri: 1.1%
205,000	Curators of the University of Missouri System Facilities, Series A (RB) 5.00%, 11/01/17 (c)	218,059

See Notes to Financial Statements

106

Principal Amount		Value

Nebraska: 0.9%
$175,000	Nebraska Public Power District, Series B (RB) 5.00%, 01/01/18 (c)	$187,353
New Mexico: 1.5%
270,000	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Series A (RB) 6.13%, 08/01/18 (c)	301,425
New York: 5.4%
175,000	New York Metropolitan Transportation Authority, Dedicated Tax, Series A (RB) (NATL) 6.00%, 04/01/20	196,063
245,000	New York State Dormitory Authority, Series A (RB) 5.50%, 05/01/19 (c)	278,271
75,000	Triborough Bridge & Tunnel Authority, Series A (RB) 5.00%, 05/15/18 (c)	81,316
425,000	Triborough Bridge & Tunnel Authority, Series B (RB) 5.50%, 01/01/22 (c)	517,871
		1,073,521
North Carolina: 3.9%
	North Carolina Eastern Municipal Power Agency (RB)
305,000	5.00%, 01/01/19 (c)	337,943
380,000	5.25%, 01/01/18 (c)	408,386
25,000	North Carolina Infrastructure Finance Corp., Series A (CP) (AGM) 5.00%, 05/01/17 (c)	26,071
		772,400
Ohio: 2.0%
350,000	Cuyahoga Community College District, Series C (RB) 5.00%, 02/01/20 (c)	401,978
Oklahoma: 1.6%
295,000	Oklahoma Municipal Power Authority, Power Supply System, Series A (RB) 5.88%, 01/01/18 (c)	319,815
Oregon: 5.5%
175,000	North Clackamas School District No. 12, Series B (GO) (AGM) (SBG) 5.00%, 06/15/17 (c)	183,514
330,000	Oregon State Lottery (RB) 5.00%, 04/01/19 (c)	369,154
130,000	Oregon State, Department of Administrative Services Lottery, Series A (RB) 5.00%, 04/01/19 (c)	145,425
20,000	Redmond School District No. 2J, Deschutes and Jefferson Counties, Series A (GO) (SBG) 5.50%, 06/15/18 (c)	21,988
Principal Amount		Value

Oregon: (continued)
$320,000	State of Oregon Department of Transportation, Senior Lien, Series A (RB) 5.00%, 05/15/19 (c)	$358,931
		1,079,012
Pennsylvania: 2.7%
10,000	Central Bucks, Pennsylvania School District (GO) (SAW) 5.00%, 05/15/18 (c)	10,857
300,000	Commonwealth of Pennsylvania, Series A (GO) 5.00%, 11/01/17 (c)	319,110
175,000	Pennsylvania Higher Educational Facilities Authority, Series A (RB) 5.00%, 09/01/19	198,387
		528,354
Puerto Rico: 1.4%
235,000	Puerto Rico Highways & Transportation Authority (RB) (NATL) 5.50%, 07/01/19	268,189
Texas: 14.2%
400,000	Conroe Independent School District, Series A (GO) 5.75%, 02/15/18 (c)	435,528
300,000	Dallas Independent School District (GO) 6.25%, 02/15/18 (c)	329,013
900,000	Fort Worth Independent School District (GO) 5.00%, 02/15/18 (c)	967,185
300,000	Keller Independent School District/TX (GO) 5.25%, 02/15/19 (c)	336,282
200,000	Keller, Texas Independent School District (GO) 5.50%, 02/15/19 (c)	225,558
475,000	North Texas Tollway Authority, Second Tier, Series F (RB) 5.75%, 01/01/18 (c)	513,978
		2,807,544
Utah: 3.5%
180,000	State of Utah (GO) 5.00%, 07/01/18 (c)	196,510
200,000	State of Utah, Series A (GO) 5.00%, 07/01/18 (c)	218,344
250,000	Utah Transit Authority (RB) (AGM) 5.00%, 06/15/18 (c)	271,962
		686,816
Virginia: 2.9%
495,000	Richmond, Virginia Metropolitan Transportation Authority (RB) 5.25%, 07/15/22	572,076
Washington: 6.1%
250,000	City of Seattle, Washington Water System Improvement Revenue (RB) 5.00%, 02/01/18 (c)	268,482
50,000	Washington State Various Purpose, Motor Vehicle Fuel Tax, Series D (GO) 5.00%, 01/01/18 (c)	53,487

See Notes to Financial Statements

107

PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Washington: (continued)
$465,000	Washington State Various Purpose, Series A (GO) 5.00%, 07/01/17 (c)	$487,911
	Washington State Various Purpose, Series C (GO)
175,000	5.00%, 01/01/18 (c)	187,203
205,000	5.00%, 01/01/18 (c)	219,295
		1,216,378
Wisconsin: 3.0%
250,000	Wisconsin Department of Transportation (RB) 5.00%, 07/01/19 (c)	282,010
285,000	Wisconsin Department of Transportation, Series A (RB) 5.00%, 07/01/18 (c)	310,818
		592,828
Total Municipal Bonds (Cost: $19,053,326)		19,239,552
Number of Shares		Value

MONEY MARKET FUND: 1.5% (Cost: $290,050)
290,050	Dreyfus Tax Exempt Cash Management Fund — Class B Shares	$290,050
Total Investments: 98.7% (Cost: $19,343,376)		19,529,602
Other assets less liabilities: 1.3%		255,550
NET ASSETS: 100.0%		$19,785,152

AGM	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
CP	Certificate of Participation
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond SAW State Aid Withholding
SBG	School Board Guaranteed
(c)	Callable Security – the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond – the rate shown is the effective yield at purchase date

Summary of Investments by Sector (unaudited)	% of Investments	Value
Education	13.0%	$2,544,679
Health Care	6.7	1,309,020
Leasing	6.2	1,202,963
Local	19.4	3,780,007
Power	6.4	1,253,497
Special Tax	7.8	1,528,464
State	17.0	3,314,464
Transportation	17.8	3,476,577
Water & Sewer	4.2	829,881
Money Market Fund	1.5	290,050
	100.0%	$19,529,602

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds*	$—	$19,239,552	$—	$19,239,552
Money Market Fund	290,050	—	—	290,050
Total	$290,050	$19,239,552	$—	$19,529,602

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

108

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal Amount		Value

MUNICIPAL BONDS: 97.2%
Alabama: 0.3%
	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB)
$150,000	6.45%, 05/31/16 (c)	$150,245
150,000	6.45%, 05/31/16 (c)	150,245
60,000	Health Care Authority of Cullman County, Series A (RB) 6.25%, 02/01/19 (c)	64,518
		365,008
Arizona: 3.3%
	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A (RB)
300,000	5.00%, 02/01/20	340,758
250,000	5.00%, 02/01/21	290,147
955,000	Arizona Health Facilities Authority, The Beatitudes Campus Project (RB) 5.10%, 10/01/16 (c)	960,587
250,000	Industrial Development Authority of Phoenix, Great Hearts Academies Project, Series A (RB) 3.75%, 07/01/24	271,390
	Industrial Development Authority of the City of Phoenix, Series A (RB)
500,000	3.00%, 07/01/20	511,595
500,000	4.00%, 07/01/25	537,275
450,000	Industrial Development Authority of the Town of Florence, Inc., Legacy Traditional School Project (RB) 5.00%, 07/01/23	505,107
10,000	Mohave County Industrial Development Authority, Correctional Facilities Contract Revenue (RB) 7.50%, 05/01/19	10,825
	Salt Verde Financial Corp. (RB)
65,000	5.25%, 12/01/21	76,428
50,000	5.25%, 12/01/23	60,084
65,000	5.25%, 12/01/24	78,886
		3,643,082
California: 6.8%
	Alameda Corridor Transportation Authority, Sub Lien, Series A (RB) (AMBAC)
155,000	1.88%, 10/01/18 ^	148,843
160,000	1.97%, 10/01/17 ^	156,427
50,000	2.51%, 10/01/20 ^	45,741
280,000	California Communities Development Authority, Daughters of Charity Health System, Series G (RB) 5.25%, 05/31/16 (c)	282,106
500,000	California Municipal Finance Authority, Julian Charter School Project, Series A (RB) 5.00%, 03/01/25	519,120
150,000	California Municipal Finance Authority, Rocketship Education, Series A (RB) 6.00%, 06/01/22 (c)	163,878
Principal Amount		Value

California: (continued)
$300,000	California Pollution Control Financing Authority, Pacific Gas and Electric Co. (RB) (FGIC) 4.75%, 06/01/17 (c)	$312,525
25,000	City of Modesto, Community Center refinancing, Series A (CP) (AMBAC) 5.00%, 11/01/23	26,621
600,000	City of San Buenaventura, Community Memorial Health System (RB) 6.50%, 12/01/21	708,744
650,000	Foothill Transportation Corridor Agency, Tall Road Revenue, Series B-1 (RB) 5.00%, 07/15/17 (c) (p)	677,911
250,000	Foothill Transportation Corridor Agency, Tall Road Revenue, Series B-2 (RB) 5.00%, 07/15/19 (c) (p)	274,577
600,000	Foothill Transportation Corridor Agency, Tall Road Revenue, Series B-3 (RB) 5.50%, 07/15/22 (c) (p)	715,638
400,000	Golden State Tobacco Securitization Corp., Series A-1 (RB) 5.00%, 06/01/17	418,652
500,000	Inland Empire Tobacco Securitization Authority, Series B (RB) 5.75%, 06/01/21 (c)	528,985
250,000	Lake Elsinore Public Financing Authority, Local Agency Revenue (ST) 5.00%, 09/01/24	284,410
50,000	Lincoln Public Financing Authority, Subordinated Series B (SA) 5.38%, 09/02/21	55,117
100,000	Long Beach, California Bond Finance Authority, Natural Gas Purchase, Series A (RB) 5.25%, 11/15/18	109,513
350,000	Oakland Unified School District (GO) (AGM) 5.00%, 08/01/22	424,581
15,000	Oakland Unified School District, Series A (GO) 6.25%, 08/01/19	17,432
500,000	Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/24	601,315
100,000	San Francisco Redevelopment Agency, Community Facilities District No. 6, Series A (ST) 5.00%, 08/01/22 (c)	117,454
	San Jose Redevelopment Agency, Series D (AMBAC) (TA)
100,000	5.00%, 08/01/17 (c)	105,216
20,000	5.00%, 08/01/17 (c)	21,079
155,000	Vernon Electric System Revenue, Series A (RB) 5.13%, 08/01/19 (c)	170,097
645,000	Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST) 4.00%, 09/01/21	653,488
		7,539,470

See Notes to Financial Statements

109

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Colorado: 0.4%
$250,000	Colorado Health Facilities Authority, Health and Residential, Volunteers of America Care Facilities (RB) 5.20%, 05/31/16 (c)	$250,205
150,000	Colorado Public Authority, Natural Gas Purchase (RB) 6.13%, 11/15/23	188,166
		438,371
Connecticut: 0.7%
150,000	Connecticut State Resources Recovery Authority, American Refunding Fuel Comp. Project, Series A (RB) 6.45%, 05/31/16 (c)	150,146
109,000	Harbor Point Infrastructure Improvement District, Harbor Point Project, Series A (TA) 7.00%, 04/01/20 (c)	121,945
	Mohegan Tribe of Indians of Connecticut, Gaming Authority, Series C (RB)
250,000	5.25%, 02/01/22	249,980
250,000	5.50%, 02/01/23	250,115
		772,186
Florida: 2.8%
200,000	County of Alachua, Florida Industrial Development, Florida Retirement Village, Inc. Project, Series A (RB) 5.63%, 11/15/17 (c)	206,882
500,000	Florida Development Finance Corp., Renaissance Chapter School, Inc. Project, Series A (RB) 5.00%, 06/15/25	527,295
	Mid-Bay Bridge Authority, First Senior Lien, Series A (RB)
250,000	5.00%, 10/01/23	297,420
250,000	5.00%, 10/01/24	299,220
250,000	Northern Palm Beach County Improvement District, Unit of Development No. 2C (SA) 4.50%, 08/01/24	255,095
250,000	Palm Beach County Health Facilities Authority, Sinai Residences of Boca Raton Project, Series B (RB) 6.25%, 06/01/23	266,122
700,000	Palm Beach County Health Facilities Authority, Sinai Residences of Boca Raton Project, Series C (RB) 6.00%, 06/01/21	730,618
250,000	School District of St. Lucie County, Florida Sales Tax (RB) (AGM) 5.00%, 10/01/25	314,270
200,000	Village Community Development District No. 10 (SA) 4.50%, 05/01/22 (c)	219,676
		3,116,598
Principal Amount		Value

Georgia: 1.5%
$650,000	DeKalb County, Georgia Hospital Authority, DeKalb Medical Center, Inc. Project (RB) 5.25%, 09/01/20	$707,629
500,000	Greene County Development Authority, Glen-I LLC Project, Series A (RB) 6.13%, 01/01/25	509,045
360,000	Municipal Electric Authority of Georgia, Series B (RB) 5.00%, 01/01/20	410,900
		1,627,574
Guam: 1.2%
	A. B. Won Pat International Airport Authority, Series C (RB)
45,000	5.00%, 10/01/17	47,147
750,000	5.00%, 10/01/21	849,337
365,000	Government of Guam, Series A (GO) 6.00%, 11/15/19	395,419
		1,291,903
Hawaii: 0.1%
160,000	Kuakini, Hawaii Health System, Special Purpose Revenue, Series A (RB) 6.30%, 05/31/16 (c)	160,682
Idaho: 0.6%
500,000	Idaho Health Facilities Authority, Series B-1 (RB) 6.50%, 05/20/16 (c)	500,685
200,000	Idaho Health Facilities Authority, Series B-2 (RB) 6.00%, 05/20/16 (c)	200,228
		700,913
Illinois: 14.4%
275,000	Chicago Board of Education, Series A (GO) (AMBAC) 5.50%, 12/01/19	281,064
	Chicago Board of Education, Series B (GO) (AMBAC)
65,000	5.00%, 05/31/16 (c)	64,779
60,000	5.00%, 12/01/18	61,868
	Chicago Board of Education, Series C (GO)
110,000	4.25%, 12/01/18	101,980
90,000	5.00%, 12/01/17	88,231
500,000	5.00%, 12/01/18 (c)	450,875
250,000	5.25%, 12/01/18 (c)	222,168
	Chicago Board of Education, Series F (GO)
90,000	5.00%, 12/01/18	84,993
250,000	5.00%, 12/01/19	229,380
345,000	5.00%, 12/01/20	311,104
625,000	Chicago, Illinois Project and Refunding, Series C (GO) 5.00%, 01/01/19 (c)	631,775
	City of Chicago, Series A (GO)
950,000	5.00%, 01/01/18 (c)	971,337
500,000	5.00%, 01/01/20 (c)	501,290

See Notes to Financial Statements

110

Principal
Amount		Value

Illinois: (continued)
$290,000	City of Chicago, Series A-2 (GO) (AMBAC) 5.50%, 01/01/18	$299,057
150,000	City of Chicago, Series B (GO) 5.00%, 01/01/20	156,243
660,000	City of Chicago, Series C (GO) 5.00%, 01/01/23	676,474
500,000	County of Cook, Series A (GO) 5.25%, 11/15/21 (c)	565,640
	Illinois Finance Authority (RB)
10,500	2.00%, 05/31/16 (c)	369
59,500	6.20%, 05/15/20 (c)	59,974
60,000	Illinois Finance Authority, Institute of Technology, Series A (RB) 5.00%, 05/31/16 (c)	60,174
500,000	Illinois Finance Authority, Roosevelt University Project (RB) 5.75%, 10/01/19 (c)	544,555
50,000	Illinois Finance Authority, Swedish Covenant Hospital, Series A (RB) 5.50%, 02/15/20 (c)	55,875
1,000,000	Illinois Finance Authority, The Admiral At The Lake Project, Series A (RB) 7.63%, 05/15/20 (c)	1,158,440
	Illinois Railsplitter Tobacco Settlement Authority (RB)
95,000	5.00%, 06/01/17	99,430
650,000	5.00%, 06/01/18	702,559
590,000	5.00%, 06/01/19	657,478
100,000	5.13%, 06/01/19	111,814
575,000	5.25%, 06/01/20	662,630
40,000	5.25%, 06/01/21	47,110
100,000	5.38%, 06/01/21	118,383
960,000	5.50%, 06/01/21 (c)	1,128,470
	Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Series B (RB)
40,000	5.00%, 06/15/22 (c)	45,563
35,000	5.00%, 12/15/22	40,395
	Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue (RB)
85,000	1.22%, 06/15/17 ^	83,625
40,000	1.95%, 06/15/18 ^	38,732
	State of Illinois (GO)
250,000	5.00%, 01/01/20	274,100
500,000	5.00%, 01/01/20 (c)	541,055
600,000	5.00%, 05/01/22	669,540
700,000	5.00%, 08/01/22	782,922
500,000	5.00%, 01/01/26	569,345
725,000	5.50%, 07/01/23 (c)	836,911
	State of Illinois, Series A (GO)
170,000	4.00%, 01/01/22 (c)	177,072
750,000	5.00%, 04/01/18	798,315
		15,963,094
Principal
Amount		Value

Indiana: 0.6%
$215,000	Indiana Finance Authority, Environmental Improvement Revenue, United States Steel Corp. Project (RB) 6.00%, 12/01/19	$208,486
385,000	Indiana Finance Authority, Ohio River Bridges East End Crossing Project, Series B (RB) 5.00%, 01/01/17 (c)	395,256
		603,742
Iowa: 4.4%
360,000	City of Coralville, Marriott Hotel and Convention Center, Series D (CP) 5.25%, 06/01/16 (c)	360,342
	Iowa Finance Authority, Iowa Fertilizer Co. Project (RB)
2,455,000	5.00%, 12/01/19	2,589,509
750,000	5.50%, 12/01/18 (c)	786,420
	Iowa Higher Education Loan Authority, Wartburg College Project (RB)
600,000	2.50%, 10/01/20	593,310
500,000	4.00%, 10/01/25	509,820
		4,839,401
Kansas: 0.1%
105,000	Overland Park Development Corp., Overland Park Convention Center Hotel, Series B (RB) (AMBAC) 5.13%, 01/01/17 (c)	106,896
Kentucky: 0.8%
10,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc., Series A (RB) 5.25%, 06/01/20 (c)	11,145
825,000	Kentucky Public Transportation Infrastructure Authority, Downtown Crossing Project, Series A (RB) 5.00%, 07/01/17	860,549
		871,694
Louisiana: 4.5%
	City of New Orleans, Louisiana Sewerage Service (RB)
400,000	5.00%, 06/01/18	432,256
625,000	5.00%, 06/01/19	696,687
570,000	5.00%, 06/01/20	652,456
20,000	5.00%, 06/01/22	23,768
600,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Series A (RB) 5.50%, 11/15/25	621,348
70,000	Louisiana Public Facilities Authority, Lake Charles Memorial Hospital Project (RB) 6.25%, 12/01/19	75,949
500,000	Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project (RB) 7.00%, 07/01/24 (d)	300,000

See Notes to Financial Statements

111

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Louisiana: (continued)
$750,000	Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project, Series A (RB) 7.50%, 07/01/23 (d)	$450,000
710,000	Parish of St. Charles, Valero Project (RB) 4.00%, 06/01/22 (p)	773,850
	Tobacco Settlement Financing Corp., Series A (RB)
230,000	5.00%, 05/15/20	260,406
550,000	5.00%, 05/15/21	633,996
		4,920,716
Maine: 0.2%
	Health and Higher Education Facilities Authority, Maine General Medical Center Issue (RB)
90,000	5.00%, 07/01/19	96,421
155,000	5.00%, 07/01/20	167,912
		264,333
Maryland: 2.8%
450,000	City of Westminster, The Lutheran Village at Millers Grant, Inc. (RB) 4.88%, 07/01/23	486,787
250,000	Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 09/01/20 (c)	241,092
	Maryland Health and Higher Educational Facilities Authority, Western Maryland Health System Issue (RB)
850,000	5.00%, 07/01/19	950,640
750,000	5.00%, 07/01/24	917,310
	Mayor and City Council of Baltimore, Convention Center Hotel, Series A (RB) (XLCA)
110,000	5.25%, 09/01/16 (c)	111,174
210,000	5.25%, 09/01/16 (c)	212,516
220,000	5.25%, 09/01/16 (c)	223,058
		3,142,577
Massachusetts: 0.1%
130,000	Massachusetts Development Finance Agency (RB) 5.00%, 07/01/22 (c)	158,980
Michigan: 2.5%
50,000	Detroit Water Supply System, Senior Lien, Series C (RB) 5.25%, 07/01/21 (c)	57,423
650,000	Michigan Finance Authority, Water Supply System, Series D-4 (RB) 5.00%, 07/01/17	680,634
700,000	Michigan Solid Waste Disposal, Genesee Power Station Project (RB) 7.50%, 05/31/16 (c)	695,303
500,000	Michigan Strategic Fund, Series A (TA) 4.12%, 07/01/18 (c) (p)	511,280
Principal
Amount		Value

Michigan: (continued)
	Michigan Tobacco Settlement Finance Authority, Series A (RB)
$690,000	5.13%, 06/01/17 (c)	$677,808
85,000	5.25%, 06/01/17 (c)	84,040
		2,706,488
Minnesota: 0.6%
355,000	City of Blaine, Senior Housing and Health Facility, Series A (RB) 5.13%, 07/01/25	373,116
250,000	Rice County Educational Facility, St. Mary’s School Project (RB) 5.00%, 08/01/22	269,975
		643,091
Mississippi: 0.0%
20,000	Mississippi Business Finance Corp., System Energy Resources, Inc. (RB) 5.88%, 05/25/16 (c)	20,250
Missouri: 0.7%
500,000	City of Liberty, Liberty Commons Project, Series A (TA) 5.13%, 06/01/25	510,715
140,000	Kansas City, Missouri Industrial Development Authority, Missouri Health Care Facilities First Mortgage, Series A (RB) 6.25%, 05/31/16 (c)	140,445
115,000	St. Louis, Missouri Industrial Development Authority, Confluence Academy Project, Series A (RB) 5.00%, 05/31/16 (c)	116,604
		767,764
New Hampshire: 0.0%
15,000	New Hampshire Higher Educational and Health Facilities Authority, Franklin Pierce College (RB) (ACA) 5.25%, 05/31/16 (c)	14,750
New Jersey: 6.9%
75,000	City of Atlantic City, New Jersey, Series (GO) 5.00%, 12/01/20	50,272
85,000	City of Atlantic City, New Jersey, Series A (GO) 5.50%, 02/15/18	58,714
750,000	Gloucester County, New Jersey Pollution Control Financing Authority, Series A (RB) 5.00%, 12/01/24	852,330
	New Jersey Economic Development Authority, Cigarette Tax Revenue (RB)
80,000	4.00%, 06/15/19	84,260
650,000	5.00%, 06/15/17	672,308
600,000	5.00%, 06/15/19	649,902
150,000	5.00%, 06/15/22 (c)	167,082
165,000	5.00%, 06/15/22	186,153
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
230,000	4.88%, 09/15/19	243,768
225,000	5.13%, 08/20/22 (c)	249,160

See Notes to Financial Statements

112

Principal
Amount		Value

New Jersey: (continued)
$400,000	New Jersey Economic Development Authority, Long Gate Project (RB) 4.38%, 01/01/24	$417,784
250,000	New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB) 5.00%, 03/01/21	275,245
400,000	New Jersey Health Care Facilities Financing Authority, St. Peter’s University System (RB) 5.00%, 07/01/21	431,996
695,000	Pollution Control Financing Authority, Chambers Project, Series A (RB) 5.00%, 12/01/23	778,546
475,000	State of New Jersey, Series T (GO) 5.00%, 06/01/21	548,900
250,000	State of New Jersey, Various Purposes (GO) 5.00%, 06/01/20	282,977
	Tobacco Settlement Financing Corp., Senior Series 1A (RB)
1,090,000	4.50%, 06/01/17 (c)	1,110,285
75,000	5.00%, 06/01/17 (c)	77,944
	Tobacco Settlement Financing Corp., Series 1A (RB)
450,000	5.00%, 06/01/17 (c)	470,236
40,000	5.00%, 06/01/17	41,883
		7,649,745
New Mexico: 1.1%
430,000	County of Otero, Jail Project (RB) 5.75%, 10/01/16 (c)	440,608
150,000	Otero County, New Mexico Jail Project Revenue (RB) 6.00%, 10/01/16 (c)	153,957
585,000	Winrock Town Center Tax Increment Development District No 1 (TA) 5.25%, 05/01/20 (c)	606,452
		1,201,017
New York: 7.0%
750,000	Build NYC Resource Corp., Pratt Paper, Inc. Project (RB) 3.75%, 01/01/20	779,130
400,000	Jefferson County Industrial Development Agency, Reenergy Black River LLC Project (RB) 4.75%, 01/01/20	400,080
750,000	New York City Health and Hospital Corp., Series A (RB) 5.50%, 02/15/18 (c)	813,165
345,000	New York City Industrial Development Agency, Civic Facility, Series A (RB) 5.00%, 12/01/16 (c)	351,924
	New York City Industrial Development Agency, Queens Baseball Stadium Project (RB) (AMBAC)
25,000	5.00%, 01/01/17 (c)	25,713
100,000	5.00%, 01/01/17 (c)	102,872
65,000	5.00%, 01/01/17 (c)	66,889
Principal
Amount		Value

New York: (continued)
$205,000	New York City Industrial Development Agency, Transportation Infrastructure Properties LLC, Series A (RB) 5.00%, 07/01/22	$233,075
	New York Dormitory Authority, Pace University, Series A (RB)
250,000	4.00%, 05/01/22	273,222
45,000	5.00%, 05/01/19	49,038
250,000	5.00%, 05/01/21	282,920
165,000	5.00%, 05/01/23	191,082
135,000	New York Dormitory Authority, Yeshiva University (RB) 5.00%, 09/01/19 (c)	147,324
50,000	New York State Dormitory Authority, Montefiore Medical Center (RB) (FHA) 5.00%, 02/01/18 (c)	52,819
750,000	New York State Environmental Facilities Corp., Solid Waste Disposal, Casella Waste Systems, Inc. Project (RB) 3.75%, 12/02/19 (p)	768,420
	New York Transportation Development Corp., Terminal One Group Association, L.P. Project (RB)
250,000	5.00%, 01/01/21	291,060
250,000	5.00%, 01/01/22	297,592
520,000	Port Authority of New York and New Jersey, JFK International Air Terminal LLC Project, Series 8 (RB) 5.00%, 12/01/20	587,870
	Suffolk County Economic Development Corp., Catholic Health Services of Long Island (RB)
495,000	5.00%, 07/01/18	535,837
25,000	5.00%, 07/01/21 (c)	28,698
	Town of Oyster Bay, New York Public Improvement (GO)
35,000	3.00%, 08/15/17 (c)	34,241
55,000	3.00%, 08/15/17 (c)	53,039
50,000	3.00%, 08/15/17 (c)	49,459
175,000	3.00%, 08/15/17	174,337
505,000	3.00%, 08/15/17 (c)	502,233
70,000	TSASC, Inc., Tobacco Settlement, Series 1 (RB) 4.75%, 06/01/16 (c)	70,159
525,000	Westchester County Healthcare Corp., Senior Lien, Series B (RB) 5.00%, 11/01/19	590,714
		7,752,912
Ohio: 5.3%
70,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Series A-1 (RB) 5.00%, 06/01/17	73,094
	Buckeye, Ohio Tobacco Settlement Financing Authority, Series A-2 (RB)
2,050,000	5.13%, 06/01/17 (c)	1,977,040
775,000	5.38%, 06/01/17 (c)	751,541
290,000	City of Cleveland, Airport System Revenue, Series A (RB) (AMBAC) 5.00%, 01/01/17 (c)	297,412

See Notes to Financial Statements

113

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Ohio: (continued)
	City of Cleveland, Airport System Revenue, Series C (RB) (AMBAC)
$50,000	5.00%, 01/01/17 (c)	$51,295
90,000	5.25%, 01/01/21	104,337
	County of Muskingum, Genesis HealthCare System Obligated Group Project (RB)
50,000	4.00%, 02/15/23	52,109
135,000	5.00%, 02/15/20	146,489
10,000	Ohio Air Quality Development Authority, AK Steel Corp. Project (RB) 6.75%, 02/01/22 (c)	8,241
835,000	Ohio Air Quality Development Authority, FirstEnergy Generation Project, Series A (RB) 3.75%, 12/03/18 (p)	864,726
240,000	Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series E (RB) 5.63%, 10/01/19	264,518
210,000	Ohio Air Quality Development Authority, Series A (RB) 5.70%, 08/01/20	236,786
550,000	Ohio Air Quality Development Authority, Series C (RB) 5.63%, 06/01/18	587,532
430,000	Ohio State Water Development Authority, FirstEnergy Nuclear Generation Project, Series B (RB) 4.00%, 06/03/19 (p)	450,438
		5,865,558
Oregon: 0.2%
225,000	Hospital Facilities Authority of Multnomah County, Series A (RB) 5.00%, 10/01/19	239,792
Pennsylvania: 6.3%
	Allegheny County, Pennsylvania Industrial Development Authority, United States Steel Corp. Project (RB)
100,000	6.50%, 05/01/17	101,947
225,000	6.75%, 11/01/19 (c)	211,586
650,000	Beaver County, Pennsylvania Industrial Development Authority, Pollution Control, Series B (RB) 3.50%, 06/01/20 (p)	674,004
135,000	Delaware River Port Authority, Port District Project (RB) 5.00%, 01/01/22	155,081
500,000	Montgomery County Industrial Development Authority, Pollution Control, Peco Energy Company Project (RB) 2.60%, 09/01/20 (p)	510,275
610,000	Montgomery County Industrial Development Authority, Whitemarsh Continuing Care Retirement Community Project (RB) 4.00%, 01/01/25	611,305
Principal
Amount		Value

Pennsylvania: (continued)
$500,000	Moon Industrial Development Authority, Baptist Homes Society (RB) 5.00%, 07/01/20	$523,930
150,000	Pennsylvania Economic Development Financing Authority, Health System, Albert Einstein Healthcare, Series A (RB) 6.25%, 10/15/19 (c)	171,368
	Pennsylvania Economic Development Financing Authority, Pennsylvania Rapid Bridge Replacement Project (RB)
830,000	5.00%, 06/30/19	918,652
250,000	5.00%, 12/31/19	280,175
250,000	5.00%, 12/31/20	286,190
250,000	5.00%, 12/31/21	291,240
250,000	5.00%, 12/31/23	297,722
750,000	5.00%, 12/31/24	899,017
150,000	Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Series A (RB) 5.88%, 06/15/22	162,827
500,000	Philadelphia Hospital and Higher Education Facilities Authority, Series A (RB) 5.00%, 07/01/17	518,775
	Philadelphia Hospital and Higher Education Facilities Authority, Series B (RB)
100,000	5.00%, 07/01/17 (c)	102,475
240,000	5.00%, 07/01/17	245,340
		6,961,909
Puerto Rico: 3.8%
150,000	Commonwealth of Puerto Rico, Public Improvement (GO) 22.53%, 07/01/17 ^	116,627
	Commonwealth of Puerto Rico, Public Improvement, Series A (GO)
375,000	4.00%, 07/01/21	222,656
45,000	5.00%, 07/01/16 (c)	27,601
35,000	5.00%, 07/01/16 (c)	22,554
25,000	5.00%, 07/01/17 (c)	15,334
50,000	5.00%, 07/01/17 (c)	29,625
120,000	5.00%, 07/01/17 (c)	77,328
70,000	5.00%, 07/01/17 (c)	41,475
690,000	5.00%, 07/01/18 (c)	412,275
70,000	5.00%, 07/01/20	41,825
150,000	5.25%, 05/31/16 (c)	90,075
125,000	5.25%, 07/01/16 (c)	74,594
80,000	5.25%, 07/01/16 (c)	48,040
30,000	5.50%, 07/01/17	19,737
50,000	5.50%, 07/01/17	32,895
25,000	5.50%, 07/01/17	19,344
65,000	5.50%, 07/01/18	42,211
50,000	5.50%, 07/01/18 (c)	30,250
65,000	5.50%, 07/01/18	42,211
40,000	5.50%, 07/01/19	30,150

See Notes to Financial Statements

114

Principal
Amount		Value

Puerto Rico: (continued)
$150,000	5.50%, 07/01/19	$92,567
70,000	5.50%, 07/01/21	52,063
100,000	5.50%, 07/01/22	73,375
	Commonwealth of Puerto Rico, Public Improvement, Series D (GO)
105,000	4.25%, 07/01/16 (c)	63,883
10,000	5.00%, 07/01/16 (c)	6,134
	Puerto Rico Convention Center District Authority, Series A (RB) (FGIC)
100,000	4.13%, 07/01/16 (c)	47,250
100,000	4.75%, 07/01/16 (c)	47,250
10,000	5.00%, 07/01/16 (c)	10,076
60,000	Puerto Rico Electric Power Authority, Series JJ (RB) (XLCA) 5.38%, 07/01/17	57,198
	Puerto Rico Electric Power Authority, Series QQ (RB) (XLCA)
45,000	5.50%, 07/01/17	43,006
95,000	5.50%, 07/01/18	89,298
	Puerto Rico Electric Power Authority, Series TT (RB)
20,000	4.20%, 07/01/17 (c)	12,018
15,000	5.00%, 07/01/17 (c)	9,085
	Puerto Rico Electric Power Authority, Series ZZ (RB)
180,000	5.00%, 07/01/18	109,017
50,000	5.00%, 07/01/19	30,045
	Puerto Rico Highways and Transportation Authority (RB)
140,000	5.00%, 07/01/16 (c)	29,400
405,000	5.75%, 05/31/16 (c)	197,438
	Puerto Rico Highways and Transportation Authority, Series A (RB) (AMBAC)
200,000	5.22%, 07/01/17 ^	190,880
100,000	5.25%, 07/01/18 ^	89,889
95,000	Puerto Rico Highways and Transportation Authority, Series BB (RB) (AMBAC) 5.25%, 07/01/17	96,960
	Puerto Rico Highways and Transportation Authority, Series K (RB)
100,000	5.00%, 05/31/16 (c)	21,000
75,000	5.00%, 05/31/16 (c)	15,960
95,000	5.00%, 05/31/16 (c)	20,449
	Puerto Rico Highways and Transportation Authority, Series M (RB)
100,000	4.00%, 07/01/17	22,015
10,000	4.13%, 07/01/17 (c)	2,128
100,000	5.00%, 07/01/17 (c)	21,000
40,000	Puerto Rico Highways and Transportation Authority, Series N (RB) 5.50%, 07/01/21	8,400
70,000	Puerto Rico Public Buildings Authority, Series F (RB) (COMWLTH GTD) 5.25%, 07/01/19	42,057
Principal
Amount		Value

Puerto Rico: (continued)
$310,000	Puerto Rico Public Buildings Authority, Series H (RB) (AMBAC) (COMWLTH GTD) 5.50%, 07/01/18	$319,973
65,000	Puerto Rico Public Buildings Authority, Series M (RB) (COMWLTH GTD) 5.50%, 07/01/19	39,215
	Puerto Rico Public Buildings Authority, Series N (RB) (COMWLTH GTD)
40,000	5.25%, 07/01/17	25,220
65,000	5.50%, 07/01/17 (c)	39,215
	Puerto Rico Public Buildings Authority, Series P (RB) (COMWLTH GTD)
35,000	5.75%, 07/01/18	21,723
70,000	6.00%, 07/01/19 (c)	42,088
40,000	Puerto Rico Public Buildings Authority, Series Q (RB) (COMWLTH GTD) 5.13%, 05/31/16 (c)	22,850
35,000	Puerto Rico Public Buildings Authority, Series U (RB) (COMWLTH GTD) 5.00%, 07/01/20	20,475
65,000	Puerto Rico Sales Tax Financing Corp. (RB) 5.00%, 08/01/18	30,098
65,000	Puerto Rico Sales Tax Financing Corp., First Subordinate Series A (RB) 4.75%, 02/01/20 (c)	26,325
75,000	Puerto Rico Sales Tax Financing Corp., Sales Tax, First Sub-Series A (RB) 4.25%, 08/01/17	40,249
200,000	Puerto Rico Sales Tax Financing Corp., Senior Series C (RB) 5.00%, 08/01/21 (c)	120,250
175,000	Puerto Rico Sales Tax Financing Corp., Subseries A (RB) 4.63%, 08/01/19	75,364
	University of Puerto Rico, Series P (RB)
70,000	5.00%, 06/01/16 (c)	30,101
175,000	5.00%, 06/01/16 (c)	73,502
250,000	5.00%, 06/01/16 (c)	110,000
375,000	5.00%, 06/01/16 (c)	168,919
40,000	5.00%, 06/01/16 (c)	17,939
195,000	University of Puerto Rico, Series Q (RB) 5.00%, 06/01/16 (c)	91,709
		4,251,863
Rhode Island: 1.0%
	Tobacco Settlement Financing Corp., Series A (RB)
550,000	4.00%, 06/01/17	566,516
500,000	5.00%, 06/01/20	566,375
		1,132,891
South Carolina: 0.3%
335,000	South Carolina Jobs-Economic Development Authority, Palmetto Health (RB) 5.38%, 08/01/19 (c)	370,085

See Notes to Financial Statements

115

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

South Dakota: 0.2%
$250,000	Sioux Falls, South Dakota Health Facilities, Dow Rummel Village Project (RB) 5.00%, 11/15/16 (c)	$252,360
Tennessee: 0.4%
	Clarksville Natural Gas Acquisition Corp. (RB)
50,000	5.00%, 12/15/17	53,127
200,000	5.00%, 12/15/19	224,230
25,000	5.00%, 12/15/21	28,863
85,000	Johnson City Health and Educational Facilities Board, Series A (RB) 5.38%, 07/01/20 (c)	95,127
		401,347
Texas: 9.3%
300,000	Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/24	368,358
	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc. (RB)
550,000	4.50%, 07/01/20	603,669
1,000,000	4.75%, 07/01/24	1,127,310
500,000	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series B-2 (RB) 5.00%, 07/15/20	551,385
250,000	Clifton Higher Education Finance Corp., International Leadership of Texas, Series A (RB) 4.63%, 08/15/25	262,792
500,000	Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 10/01/22 (c)	527,970
250,000	La Vernia Higher Education Finance Corp., Series A (RB) 4.20%, 08/15/25	258,737
750,000	Love Field Airport Modernization Corp., Southwest Airline Co. (RB) 5.00%, 11/01/18	815,115
20,000	Maverick County Public Facility Corp., Series A-1 (RB) 6.25%, 08/01/17 (c) (d) *	3,000
	New Hope Cultural Education Facilities Corp., NCCD-College Station Properties LLC, Series A (RB)
250,000	5.00%, 07/01/23	282,500
250,000	5.00%, 07/01/24	282,652
350,000	New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc. (RB) 5.00%, 01/01/24	365,442
105,000	SA Energy Acquisition Public Facility Corp (RB) 5.50%, 08/01/21	124,173
Principal
Amount		Value

Texas: (continued)
	SA Energy Acquisition Public Facility Corp. (RB)
$500,000	5.50%, 08/01/25	$622,605
35,000	5.50%, 08/01/27	44,097
450,000	Sam Rayburn Municipal Power Agency, Power Supply System (RB) 5.00%, 10/01/21	527,940
	Texas Municipal Gas Acquisition and Supply Corp. I, Senior Lien Series A (RB)
75,000	5.25%, 12/15/18	82,405
20,000	5.25%, 12/15/19	22,568
375,000	5.25%, 12/15/21	441,367
230,000	5.25%, 12/15/22	273,578
15,000	5.25%, 12/15/23	18,016
50,000	5.25%, 12/15/24	60,595
140,000	5.25%, 12/15/25	170,710
160,000	5.63%, 12/15/17	168,032
	Texas Municipal Gas Acquisition and Supply Corp. III (RB)
20,000	5.00%, 12/15/18	21,906
900,000	5.00%, 12/15/21	1,051,533
100,000	5.00%, 12/15/22 (c)	117,414
750,000	5.00%, 12/15/22	887,197
200,000	Travis County, Texas Health Facilities Development Corp., First Mortgage Revenue, Longhorn Village Project, Series A (RB) 6.00%, 01/01/21 (c)	215,058
		10,298,124
Vermont: 0.2%
150,000	Vermont Economic Development Authority, Recovery Zone Facility (RB) 5.00%, 12/15/20	171,947
Virgin Islands: 2.0%
	Virgin Islands Public Finance Authority, Series A (RB)
800,000	5.00%, 10/01/20	884,696
85,000	6.75%, 10/01/19	93,347
400,000	Virgin Islands Public Finance Authority, Series B (RB) 5.00%, 10/01/19	443,948
750,000	Virgin Islands Public Finance Authority, Series C (RB) 5.00%, 10/01/19 (c)	825,067
		2,247,058
Virginia: 1.6%
25,000	Chesterfield Economic Development Authority, Brandermill Woods Project (RB) 4.13%, 01/01/22 (c)	25,730
470,000	Industrial Development Authority of Botetourt County, Residential Care Facility, Series A (RB) 4.75%, 07/01/23	484,279
	Wise County Industrial Development Authority, Solid Waste and Sewage Disposal, Series A (RB)
680,000	1.87%, 06/01/20 (p)	692,478

See Notes to Financial Statements

116

Principal
Amount		Value

Virginia: (continued)
$500,000	2.15%, 09/01/20 (p)	$514,190
		1,716,677
Washington: 0.7%
335,000	King County Public Hospital District No. 4, Series A (RB) 5.00%, 12/01/25	337,382
450,000	Washington State Housing Finance Commission, Rockwood Retirement Communities Project, Series B-1 (RB) 5.88%, 05/20/16 (c)	450,688
		788,070
West Virginia: 0.7%
400,000	Mason County Pollution Control, Appalachian Power Co. Project, Series L (RB) 1.63%, 10/01/18 (p)	402,028
250,000	West Virginia Economic Development Authority, Solid Waste Disposal (RB) 6.75%, 02/01/26	250,850
65,000	West Virginia Hospital Finance Authority, Thomas Health System, Inc. (RB) 6.25%, 10/01/18 (c)	69,262
		722,140
Wisconsin: 0.8%
800,000	Public Finance Authority, Senior Airport Facilities, Series B (RB) 5.00%, 07/01/22	871,784
Total Municipal Bonds (Cost: $107,959,092)		107,574,842
Number
of Shares		Value

MONEY MARKET FUND: 1.6% (Cost: $1,761,551)
1,761,551	Dreyfus Tax Exempt Cash Management Fund — Class B Shares	$1,761,551
Total Investments: 98.8% (Cost: $109,720,643)		109,336,393
Other assets less liabilities: 1.2%		1,335,448
NET ASSETS: 100.0%		$110,671,841

ACA	Credit Agricole SA
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
COMWLTH GTD	Commonwealth Guaranteed
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Association
GO	General Obligation
RB	Revenue Bond
SA	Special Assessment
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond — the rate shown is the effective yield at purchase date

See Notes to Financial Statements

117

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Education	7.7%	$8,457,281
Health Care	17.9	19,601,676
Industrial Revenue	34.7	37,929,065
Leasing	1.4	1,568,169
Local	6.5	7,062,566
Power	3.2	3,536,654
Solid Waste/Resource Recovery	1.6	1,696,153
Special Tax	8.1	8,896,105
State	7.0	7,601,385
Tobacco	0.5	528,985
Transportation	7.5	8,153,579
Water & Sewer	2.3	2,543,224
Money Market Fund	1.6	1,761,551
	100.0%	$109,336,393

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Municipal Bonds*	$—	$107,574,842	$—	$107,574,842
Money Market Fund	1,761,551	—	—	1,761,551
Total	$1,761,551	$107,574,842	$—	$109,336,393

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

118

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VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2016

	AMT-Free	AMT-Free	AMT-Free
	Intermediate	Long Municipal	Short Municipal
	Municipal Index	Index	Index
	ETF	ETF	ETF
Assets:
Investments, at value (1)	$1,405,110,661	$156,813,311	$261,125,903
Cash	—	—	—
Receivables:
Investment securities sold	1,056	9,740	—
Shares sold	—	—	—
Dividends and interest	16,231,330	1,860,971	3,210,453
Prepaid expenses	—	—	—
Total assets	1,421,343,047	158,684,022	264,336,356

Liabilities:
Payables:
Investment securities purchased	2,264,745	2,360,935	—
Due to Adviser	276,335	29,736	43,366
Due to custodian	—	—	—
Deferred Trustee fees	3,000	1,517	1,600
Accrued expenses	—	—	—
Total liabilities	2,544,080	2,392,188	44,966
NET ASSETS	$1,418,798,967	$156,291,834	$264,291,390
Shares outstanding	58,100,000	7,650,000	14,950,000
Net asset value, redemption and offering price per share	$24.42	$20.43	$17.68

Net assets consist of:
Aggregate paid in capital	$1,361,606,498	$152,167,332	$262,529,862
Net unrealized appreciation (depreciation)	56,374,330	6,758,195	1,885,949
Undistributed net investment income	2,589,636	426,431	248,870
Accumulated net realized gain (loss)	(1,771,497)	(3,060,124)	(373,291)
	$1,418,798,967	$156,291,834	$264,291,390
(1) Cost of investments	$1,348,736,331	$150,055,116	$259,239,954

See Notes to Financial Statements

120

CEF	High-Yield	Pre-Refunded	Short High-Yield
Municipal	Municipal	Municipal	Municipal
Income	Index	Index	Index
ETF	ETF	ETF	ETF

$95,341,342	$1,852,549,556	$19,529,602	$109,336,393
—	3,431,903	—	3,204,221
—	—	—	33,386
55	—	—	—
313,968	31,241,912	260,306	1,669,346
308	—	—	—
95,655,673	1,887,223,371	19,789,908	114,243,346

—	4,117,695	—	3,542,050
14,867	546,993	3,891	29,455
104,032	—	—	—
1,783	3,184	865	—
60,304	—	—	—
180,986	4,667,872	4,756	3,571,505
$95,474,687	$1,882,555,499	$19,785,152	$110,671,841
3,350,000	59,600,000	800,000	4,400,000
$28.50	$31.59	$24.73	$25.15

$92,029,126	$1,846,414,293	$20,089,283	$111,582,472
4,778,045	61,231,347	186,226	(384,249)
414,489	13,766,377	9,603	742,463
(1,746,973)	(38,856,518)	(499,960)	(1,268,845)
$95,474,687	$1,882,555,499	$19,785,152	$110,671,841
$90,563,297	$1,791,318,209	$19,343,376	$109,720,643

See Notes to Financial Statements

121

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2016

	AMT-Free	AMT-Free	AMT-Free
	Intermediate	Long Municipal	Short Municipal
	Municipal Index	Index	Index
	ETF	ETF	ETF
Income:
Dividends	$—	$—	$—
Interest	31,448,791	4,122,149	3,557,760
Total income	31,448,791	4,122,149	3,557,760

Expenses:
Management fees	2,945,131	274,411	535,423
Professional fees	—	—	—
Insurance	—	—	—
Trustees’ fees and expenses	—	—	—
Reports to shareholders	—	—	—
Indicative optimized portfolio value fee	—	—	—
Custodian fees	—	—	—
Registration fees	—	—	—
Transfer agent fees	—	—	—
Fund accounting fees	—	—	—
Interest	188	—	279
Other	—	—	—
Total expenses	2,945,319	274,411	535,702
Waiver of management fees	—	—	—
Net expenses	2,945,319	274,411	535,702
Net investment income	28,503,472	3,847,738	3,022,058

Net realized gain (loss) on:
Investments	129,047	15,891	(212,668)
In-kind redemptions	9,738,523	1,414,289	215,945
Net realized gain (loss)	9,867,570	1,430,180	3,277

Net change in unrealized appreciation (depreciation) on:
Investments	40,852,906	3,641,015	2,066,167
Net change in unrealized appreciation (depreciation)	40,852,906	3,641,015	2,066,167
Net Increase in Net Assets Resulting from Operations	$79,223,948	$8,918,933	$5,091,502

See Notes to Financial Statements

122

CEF	High-Yield	Pre-Refunded	Short High-Yield
Municipal	Municipal	Municipal	Municipal
Income	Index	Index	Index
ETF	ETF	ETF	ETF

$3,423,294	$—	$—	$—
—	87,846,388	228,411	4,030,644
3,423,294	87,846,388	228,411	4,030,644

236,379	5,895,019	50,238	361,631
45,686	—	—	—
746	—	—	—
2,710	—	—	—
14,739	—	—	—
2,758	—	—	—
1,923	—	—	—
5,722	—	—	—
2,339	—	—	—
1,724	—	—	—
1,337	506	—	265
6,510	—	—	—
322,573	5,895,525	50,238	361,896
(84,858)	—	—	—
237,715	5,895,525	50,238	361,896
3,185,579	81,950,863	178,173	3,668,748

(554,127)	(8,614,974)	13,025	(743,041)
325,221	14,293,297	29,083	132,420
(228,906)	5,678,323	42,108	(610,621)

5,687,169	24,673,365	46,343	(831,457)
5,687,169	24,673,365	46,343	(831,457)
$8,643,842	$112,302,551	$266,624	$2,226,670

See Notes to Financial Statements

123

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	AMT-Free		AMT-Free
	Intermediate Municipal Index ETF		Long Municipal Index ETF
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2016	2015	2016	2015
Operations:
Net investment income	$28,503,472	$19,473,947	$3,847,738	$3,375,353
Net realized gain (loss)	9,867,570	4,764,133	1,430,180	(38,518)
Net change in unrealized appreciation (depreciation)	40,852,906	4,463,137	3,641,015	2,210,073
Net increase in net assets resulting from operations	79,223,948	28,701,217	8,918,933	5,546,908

Dividends to shareholders:
Dividends from net investment income	(27,871,030)	(18,805,590)	(3,765,845)	(3,307,095)

Share transactions:**
Proceeds from sale of shares	612,656,986	569,005,154	71,730,312	47,344,587
Cost of shares redeemed	(288,016,469)	(161,213,684)	(29,363,425)	(17,609,462)
Increase (Decrease) in net assets resulting from share transactions	324,640,517	407,791,470	42,366,887	29,735,125
Total increase (decrease) in net assets	375,993,435	417,687,097	47,519,975	31,974,938
Net Assets, beginning of year	1,042,805,532	625,118,435	108,771,859	76,796,921
Net Assets, end of year†	$1,418,798,967	$1,042,805,532	$156,291,834	$108,771,859
† Including undistributed net investment income	$2,589,636	$1,960,295	$426,431	$344,539

** Shares of Common Stock Issued (no par value)
Shares sold	25,800,000	24,200,000	3,600,000	2,400,000
Shares redeemed	(12,100,000)	(6,900,000)	(1,500,000)	(900,000)
Net increase (decrease)	13,700,000	17,300,000	2,100,000	1,500,000

See Notes to Financial Statements

124

AMT-Free
Short Municipal Index ETF		CEF Municipal Income ETF		High-Yield Municipal Index ETF
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
April 30,	April 30,	April 30,	April 30,	April 30,	April 30,
2016	2015	2016	2015	2016	2015

$3,022,058	$2,982,096	$3,185,579	$2,114,964	$81,950,863	$67,406,407
3,277	435,597	(228,906)	26,977	5,678,323	(2,891,828)
2,066,167	(1,529,758)	5,687,169	1,383,885	24,673,365	41,438,623
5,091,502	1,887,935	8,643,842	3,525,826	112,302,551	105,953,202

(3,027,135)	(2,977,285)	(2,993,110)	(2,054,565)	(78,355,970)	(62,359,330)

77,265,976	114,601,149	49,688,364	23,626,855	561,063,598	710,819,146
(89,580,169)	(81,101,856)	(7,785,754)	(9,118,780)	(318,055,342)	(126,625,437)

(12,314,193)	33,499,293	41,902,610	14,508,075	243,008,256	584,193,709
(10,249,826)	32,409,943	47,553,342	15,979,336	276,954,837	627,787,581
274,541,216	242,131,273	47,921,345	31,942,009	1,605,600,662	977,813,081
$264,291,390	$274,541,216	$95,474,687	$47,921,345	$1,882,555,499	$1,605,600,662
$248,870	$253,947	$414,489	$223,311	$13,766,377	$10,366,227

4,400,000	6,500,000	1,850,000	900,000	18,200,000	23,100,000
(5,100,000)	(4,600,000)	(300,000)	(350,000)	(10,300,000)	(4,100,000)
(700,000)	1,900,000	1,550,000	550,000	7,900,000	19,000,000

See Notes to Financial Statements

125

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Pre-Refunded Municipal Index ETF		Short High-Yield Municipal Index ETF
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2016	2015	2016	2015
Operations:
Net investment income	$178,173	$233,231	$3,668,748	$2,495,669
Net realized gain (loss)	42,108	259,473	(610,621)	(386,042)
Net change in unrealized appreciation (depreciation)	46,343	(342,518)	(831,457)	319,511
Net increase in net assets resulting from operations	266,624	150,186	2,226,670	2,429,138

Dividends to shareholders:
Dividends from net investment income	(172,440)	(231,520)	(3,332,690)	(2,137,290)

Share transactions:**
Proceeds from sale of shares	—	7,390,247	32,681,933	81,242,317
Cost of shares redeemed	(2,468,781)	(19,728,127)	(20,075,310)	(10,130,650)
Increase (Decrease) in net assets resulting from share transactions	(2,468,781)	(12,337,880)	12,606,623	71,111,667
Total increase (decrease) in net assets	(2,374,597)	(12,419,214)	11,500,603	71,403,515
Net Assets, beginning of year	22,159,749	34,578,963	99,171,238	27,767,723
Net Assets, end of year†	$19,785,152	$22,159,749	$110,671,841	$99,171,238
† Including undistributed net investment income	$9,603	$3,870	$742,463	$440,959

** Shares of Common Stock Issued (no par value)
Shares sold	—	300,000	1,300,000	3,200,000
Shares redeemed	(100,000)	(800,000)	(800,000)	(400,000)
Net increase (decrease)	(100,000)	(500,000)	500,000	2,800,000

See Notes to Financial Statements

126

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	AMT-Free Intermediate Municipal Index ETF
	For the Year Ended April 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$23.49	$23.07	$23.78	$23.22	$21.40
Income from investment operations:
Net investment income	0.55	0.56	0.58	0.59	0.71
Net realized and unrealized gain (loss) on investments	0.93	0.43	(0.71)	0.57	1.82
Total from investment operations	1.48	0.99	(0.13)	1.16	2.53
Less:
Dividends from net investment income	(0.55)	(0.57)	(0.58)	(0.60)	(0.71)
Distributions from net realized capital gains	—	—	—	— (b)	—
Total dividends and distributions	(0.55)	(0.57)	(0.58)	(0.60)	(0.71)
Net asset value, end of year	$24.42	$23.49	$23.07	$23.78	$23.22
Total return (a)	6.38%	4.32%	(0.45)%	5.05%	12.02%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,418,799	$1,042,806	$625,118	$746,575	$459,751
Ratio of gross expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	2.32%	2.45%	2.55%	2.54%	3.19%
Portfolio turnover rate	2%	3%	1%	1%	7%

	AMT-Free Long Municipal Index ETF
	For the Year Ended April 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$19.60	$18.96	$20.32	$19.65	$17.46
Income from investment operations:
Net investment income	0.66	0.71	0.79	0.77	0.83
Net realized and unrealized gain (loss) on investments	0.83	0.65	(1.36)	0.67	2.19
Total from investment operations	1.49	1.36	(0.57)	1.44	3.02
Less:
Dividends from net investment income	(0.66)	(0.72)	(0.79)	(0.77)	(0.83)
Net asset value, end of year	$20.43	$19.60	$18.96	$20.32	$19.65
Total return (a)	7.80%	7.25%	(2.62)%	7.44%	17.67%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$156,292	$108,772	$76,797	$120,905	$81,539
Ratio of gross expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	3.36%	3.68%	4.17%	3.86%	4.46%
Portfolio turnover rate	3%	4%	5%	3%	22%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

127

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	AMT-Free Short Municipal Index ETF
	For the Year Ended April 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.54	$17.61	$17.79	$17.74	$17.35
Income from investment operations:
Net investment income	0.20	0.20	0.24	0.26	0.32
Net realized and unrealized gain (loss) on investments	0.14	(0.07)	(0.18)	0.06	0.40
Total from investment operations	0.34	0.13	0.06	0.32	0.72
Less:
Dividends from net investment income	(0.20)	(0.20)	(0.24)	(0.26)	(0.33)
Distributions from net realized capital gains	—	—	—	(0.01)	—	(e)
Total dividends and distributions	(0.20)	(0.20)	(0.24)	(0.27)	(0.33)
Net asset value, end of year	$17.68	$17.54	$17.61	$17.79	$17.74
Total return (b)	1.95%	0.75%	0.36%	1.83%	4.16%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$264,291	$274,541	$242,131	$205,506	$135,742
Ratio of gross expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net expenses, excluding interest expense, to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.13%	1.14%	1.37%	1.46%	1.85%
Portfolio turnover rate	3%	2%	3%	10%	23%

	CEF Municipal Income ETF
	For the Year Ended April 30,				For the Period July 12, 2011 (a) through
	2016	2015	2014	2013	April 30, 2012

Net asset value, beginning of period	$26.62	$25.55	$28.29	$27.76	$25.00
Income from investment operations:
Net investment income	1.39	1.41	1.46	1.49	1.24
Net realized and unrealized gain (loss) on investments	1.88	1.08	(2.73)	0.53	2.66
Total from investment operations	3.27	2.49	(1.27)	2.02	3.90
Less:
Dividends from net investment income	(1.39)	(1.42)	(1.47)	(1.48)	(1.12)
Distributions from net realized capital gains	—	—	—	(0.01)	(0.02)
Total dividends and distributions	(1.39)	(1.42)	(1.47)	(1.49)	(1.14)
Net asset value, end of period	$28.50	$26.62	$25.55	$28.29	$27.76
Total return (b)	12.87%	10.02%	(4.08)%	7.28%	15.84	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$95,475	$47,921	$31,942	$25,463	$8,329
Ratio of gross expenses to average net assets	0.54%	0.57%	0.79%	1.03%	2.36	%(d)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40%	0.40	%(d)
Ratio of net investment income to average net assets	5.38%	5.52%	6.07%	5.33%	6.04	%(d)
Portfolio turnover rate	10%	6%	9%	3%	3	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

128

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	High-Yield Municipal Index ETF
	For the Year Ended April 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$31.06	$29.90	$33.25	$31.62	$28.39
Income from investment operations:
Net investment income	1.48	1.54	1.68	1.61	1.60
Net realized and unrealized gain (loss) on investments	0.49	1.12	(3.23)	1.66	3.32
Total from investment operations	1.97	2.66	(1.55)	3.27	4.92
Less:
Dividends from net investment income	(1.44)	(1.50)	(1.70)	(1.64)	(1.69)
Distributions from net realized capital gains	—	—	(0.10)	—	—
Total dividends and distributions	(1.44)	(1.50)	(1.80)	(1.64)	(1.69)
Net asset value, end of year	$31.59	$31.06	$29.90	$33.25	$31.62
Total return (a)	6.59%	9.08%	(4.48)%	10.55%	17.90%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,882,555	$1,605,601	$977,813	$1,130,541	$566,009
Ratio of gross expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	4.86%	5.19%	5.57%	5.22%	6.04%
Portfolio turnover rate	8%	9%	21%	12%	18%

	Pre-Refunded Municipal Index ETF
	For the Year Ended April 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$24.62	$24.70	$25.40	$25.35	$25.01
Income from investment operations:
Net investment income	0.21	0.19	0.25	0.38	0.34
Net realized and unrealized gain (loss) on investments	0.10	(0.08)	(0.67)	0.05	0.34
Total from investment operations	0.31	0.11	(0.42)	0.43	0.68
Less:
Dividends from net investment income	(0.20)	(0.19)	(0.28)	(0.38)	(0.34)
Distributions from net realized capital gains	—	—	—	—	—
Total dividends and distributions	(0.20)	(0.19)	(0.28)	(0.38)	(0.34)
Net asset value, end of year	$24.73	$24.62	$24.70	$25.40	$25.35
Total return (a)	1.28%	0.43%	(1.64)%	1.71%	2.74%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$19,785	$22,160	$34,579	$33,020	$32,957
Ratio of gross expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	0.85%	0.82%	1.02%	1.50%	1.36%
Portfolio turnover rate	41%	51%	61%	19%	40%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Short High-Yield Municipal Index ETF
			For the Period
			January 13,
	For the Year		2014 (a)
	Ended April 30,		through
	2016	2015	April 30, 2014
Net asset value, beginning of period	$25.43	$25.24	$24.94
Income from investment operations:
Net investment income	0.87	0.82	0.24
Net realized and unrealized gain (loss) on investments	(0.34)	0.15	0.22
Total from investment operations	0.53	0.97	0.46
Less:
Dividends from net investment income	(0.81)	(0.78)	(0.16)
Net asset value, end of period	$25.15	$25.43	$25.24
Total return (b)	2.14%	3.91%	1.82	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$110,672	$99,171	$27,768
Ratio of gross expenses to average net assets	0.35%	0.35%	0.35	%(d)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	3.55%	3.48%	4.1	%(d)
Portfolio turnover rate	16%	26%	6	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

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VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of April 30, 2016, offers fifty-seven investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: AMT-Free Intermediate Municipal Index ETF (“Intermediate”), AMT-Free Long Municipal Index ETF (“Long”), AMT-Free Short Municipal Index ETF (“Short”), CEF Municipal Income ETF (“CEF Municipal”), High-Yield Municipal Index ETF (“High-Yield”), Pre-Refunded Municipal Index ETF (“Pre-Refunded”) and Short High-Yield Municipal Index ETF (“Short High-Yield”), each a “Fund” and collectively the “Funds”. Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index. The Funds (except CEF Municipal) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in each Fund’s respective index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in its index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. CEF Municipal seeks to achieve its objectives through a portfolio of securities in substantially the same weighting as its index.

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
CEF Municipal	July 12, 2011	S-Network Municipal Bond Closed-End Fund IndexSM
High-Yield	February 4, 2009	Barclays Municipal Custom High Yield Composite Index
Intermediate	December 4, 2007	Barclays AMT-Free Intermediate Continuous Municipal Index
Long	January 2, 2008	Barclays AMT-Free Long Continuous Municipal Index
Pre-Refunded	February 2, 2009	Barclays Municipal Pre-Refunded-Treasury-Escrowed Index
Short High-Yield	January 13, 2014	Barclays Municipal High Yield Short Duration Index
Short	February 22, 2008	Barclays AMT-Free Short Continuous Municipal Index

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Securities for which quotations are not available are stated at fair value as
131

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NOTES TO FINANCIAL STATEMENTS

(continued)

determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

E.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree
132

of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended April 30, 2016.

F.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based upon estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from estimated amounts. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The High-Yield, Intermediate, Long, Pre-Refunded, Short High-Yield and Short Funds utilize a unitary management fee where the Adviser is responsible for all expenses of the Funds, except the fee payment under the Investment Advisory Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For CEF Municipal, the Adviser voluntarily waived its fees and assumed certain fund expenses during this period to limit total annual operating expenses to the expense limitation listed below.

The current management fee rate, expense limitation and the amounts waived/assumed by the Adviser for the year ended April 30, 2016 are as follows:

Fund	Expense Limitation	Management Fee Rate	Waiver of Management Fees	Expenses Assumed by the Adviser
CEF Municipal *	0.40%	0.40%	$84,858	$—

*	The Adviser has agreed, at least until September 1, 2016, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the Fund’s total annual operating expenses do not exceed the expense limitation, excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund	Unitary Fee
High-Yield	0.35%
Intermediate	0.24
Long	0.24
Pre-Refunded	0.24
Short High-Yield	0.35
Short	0.20

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“the Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

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NOTES TO FINANCIAL STATEMENTS

(continued)

Note 4—Investments—For the year ended April 30, 2016, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
CEF Municipal	$5,747,465	$5,718,017
High-Yield	601,592,392	137,052,030
Intermediate	477,230,446	21,882,314
Long	53,899,130	3,515,090
Pre-Refunded	9,073,227	8,359,087
Short High-Yield	35,029,845	16,368,330
Short	19,027,541	7,393,805

Note 5—Income Taxes—As of April 30, 2016, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CEF Municipal	$90,561,488	$4,802,758	$(22,904)	$4,779,854
High-Yield	1,786,893,045	113,606,592	(47,950,081)	65,656,511
Intermediate	1,348,727,697	56,849,177	(466,213)	56,382,964
Long	150,045,826	6,827,650	(60,165)	6,767,485
Pre-Refunded	19,343,332	191,107	(4,837)	186,270
Short High-Yield	109,306,056	2,852,602	(2,822,264)	30,338
Short	259,240,550	2,313,182	(427,829)	1,885,353

At April 30, 2016, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Qualified Late-Year Losses*	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
CEF Municipal	$414,312	$—	$—	$(1,746,823)	$—	$(1,782)	$4,779,854	$3,445,561
High-Yield	9,295,376	—	—	(38,692,199)	—	(118,482)	65,656,511	36,141,206
Intermediate	2,628,807	—	—	(1,771,497)	—	(47,805)	56,382,964	57,192,469
Long	423,978	—	—	(3,060,124)	—	(6,837)	6,767,485	4,124,502
Pre-Refunded	12,276	—	—	(499,960)	—	(2,717)	186,270	(304,131)
Short High-Yield	319,566	—	—	(1,259,944)	—	(591)	30,338	(910,631)
Short	266,085	—	—	(373,291)	—	(16,619)	1,885,353	1,761,528

*	Qualified late-year losses comprised of post-October capital losses incurred after October 31, 2015, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2015 and specified losses incurred after October 31, 2015. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended April 30, 2016, the Funds had no such deferrals.

The tax character of dividends paid to shareholders during the years ended April 30, 2016 and April 30, 2015 were as follows:

	Tax-Exempt Dividends		Ordinary Income
Fund	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015
CEF Municipal	$2,976,206	$2,045,719	$16,904	$8,846
High-Yield	77,632,113	61,785,952	723,857	573,378
Intermediate	27,852,120	18,785,927	18,910	19,663
Long	3,758,435	3,305,557	7,410	1,538
Pre-Refunded	172,440	231,520	—	—
Short High-Yield	3,309,393	2,128,715	23,297	8,575
Short	3,027,135	2,977,285	—	—
134

At April 30, 2016, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

			Amount Expiring in the Year Ended April 30,
Fund	Post-Effective- No Expiration Short-Term Capital Losses	Post-Effective- No Expiration Long-Term Capital Losses	2019	2018	2017
CEF Municipal	$722,878	$1,023,945	$—	$—	$—
High-Yield	7,094,962	31,597,237	—	—	—
Intermediate	393,076	1,378,421	—	—	—
Long	732,582	90,537	78,825	1,554,202	603,978
Pre-Refunded	226,643	273,317	—	—	—
Short High-Yield	651,627	608,317	—	—	—
Short	48,242	325,049	—	—	—

During the year ended April 30, 2016, the following Funds utilized accumulated capital loss carryforwards: Intermediate utilized $132,147, Long utilized $15,891 and Pre-Refunded utilized $13,025.

During the year ended April 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment of market discount on tax exempt instruments and in-kind share transactions, the Funds incurred differences that affected undistributed net investment income, accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Undistributed Net Investment Income (Loss)	Increase (Decrease) in Accumulated Realized Gain/(Loss)	Increase (Decrease) in Aggregate Paid in Capital
CEF Municipal	$(1,291)	$(324,409)	$325,700
High-Yield	(194,743)	(14,005,201)	14,199,944
Intermediate	(3,101)	(9,735,422)	9,738,523
Long	(1)	(1,414,289)	1,414,290
Pre-Refunded	—	(29,083)	29,083
Short High-Yield	(34,554)	(97,866)	132,420
Short	—	(215,946)	215,946

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2016, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of April 30, 2016, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 100,000 shares, except for CEF Municipal, which has Creation Units consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended April 30, 2016, the Funds had in-kind contributions and redemptions as follows:

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NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	In-Kind Contributions	In-Kind Redemptions
CEF Municipal	$49,709,619	$7,780,368
High-Yield	87,527,674	317,287,138
Intermediate	172,757,973	289,515,230
Long	20,647,685	28,522,777
Pre-Refunded	—	2,428,502
Short High-Yield	9,303,625	14,193,792
Short	75,674,244	92,190,357

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration and Other Risks—Investments in municipal securities involve risks similar to those of investing in any fund of fixed income securities traded on exchanges, such as market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices. The market for municipal bonds may be less liquid than for taxable bonds.

Pre-Refunded and Short High-Yield are classified as non-diversified funds under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

High-Yield and Short High-Yield invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. High-Yield and Short High-Yield may not be able to sell bonds at desired prices and that large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

CEF Municipal invests in closed-end funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

High-Yield and Short High-Yield invest in Puerto Rico municipal securities that currently experience significant financial difficulties. As a result, certain securities issued by this municipality are currently considered below-investment-grade securities. A credit rating downgrade, default, insolvency or bankruptcy, of one or several municipal security issuers of this territory, could affect the market values and marketability of municipal obligations of such territory held by the Funds. The market for these investments may be limited, which may make them difficult to buy or sell.

These funds may continue to be affected by political, economic, regulatory and other developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities and public authorities. Events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect performance. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Municipal obligations issued by Puerto Rico are subject to heightened risks that may adversely affect the value of these fund’s portfolios and the repayment of such bonds may be subject to significant uncertainties. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Many ratings organizations previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Funds could be adversely affected. Puerto Rico’s continued financial difficulties could

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reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal bonds that may affect the Fund’s investments and its performance.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

Effective September 1, 2010, High-Yield, Intermediate, Long, Pre-Refunded and Short Funds adopted a unitary management fee where the Adviser is responsible for all expenses of the Funds. Therefore, the expense for the Plan for these Funds and for Short High-Yield are included in “Management fees”. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities for amounts accrued through September 1, 2010 and in “Due to Adviser” for amounts accrued after September 1, 2010.

For CEF Municipal, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2016, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
CEF Municipal	87	$117,924	1.77%
High-Yield	7	2,970,056	1.53
Intermediate	14	316,391	1.53
Short High-Yield	24	256,109	1.54
Short	20	326,687	1.52

As of April 30, 2016, the Funds had no outstanding loan balances.

Note 10—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended April 30, 2016, there were no offsets to custodian fees.

Note 11—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective May 1, 2016, the number of shares per Creation Unit for Long, Short, Pre-Refunded and Short High-Yield changed from 100,000 to 50,000 shares.

Additionally, effective May 1, 2016, Van Eck Global and all of its businesses and investment offerings operate under the single global brand VanEck. Accordingly, the Registrant and each Fund are renamed as follows:

Current Registrant Name /Current Fund Name	New Registrant Name /New Fund Name, effective May 1, 2016
Market Vectors® ETF Trust	VanEck VectorsTM ETF Trust
Market Vectors® AMT-Free Intermediate Municipal Bond ETF	VanEck VectorsTM AMT-Free Intermediate Municipal Bond ETF
Market Vectors® AMT-Free Long Municipal Bond ETF	VanEck VectorsTM AMT-Free Long Municipal Bond ETF
Market Vectors® AMT-Free Short Municipal Bond ETF	VanEck VectorsTM AMT-Free Short Municipal Bond ETF
Market Vectors® CEF Municipal Income ETF	VanEck VectorsTM CEF Municipal Income ETF
Market Vectors® High-Yield Municipal Index ETF	VanEck VectorsTM High-Yield Municipal Index ETF
Market Vectors® Pre-Refunded Municipal Index ETF	VanEck VectorsTM Pre-Refunded Municipal Index ETF
Market Vectors® Short High-Yield Municipal Bond ETF	VanEck VectorsTM Short High-Yield Municipal Bond ETF
137

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following dividends from net investment income were declared and paid subsequent to April 30, 2016:

Fund	Ex-Date	Record Date	Payable Date	Per Share
CEF Municipal	5/2/16	5/4/16	5/6/16	$0.1183
High-Yield	5/2/16	5/4/16	5/6/16	$0.1150
Intermediate	5/2/16	5/4/16	5/6/16	$0.0438
Long	5/2/16	5/4/16	5/6/16	$0.0501
Pre-Refunded	5/2/16	5/4/16	5/6/16	$0.0174
Short High-Yield	5/2/16	5/4/16	5/6/16	$0.0480
Short	5/2/16	5/4/16	5/6/16	$0.0163

CEF Municipal	6/1/16	6/3/16	6/7/16	$0.1165
High-Yield	6/1/16	6/3/16	6/7/16	$0.1149
Intermediate	6/1/16	6/3/16	6/7/16	$0.0446
Long	6/1/16	6/3/16	6/7/16	$0.0500
Pre-Refunded	6/1/16	6/3/16	6/7/16	$0.0180
Short High-Yield	6/1/16	6/3/16	6/7/16	$0.0666
Short	6/1/16	6/3/16	6/7/16	$0.0168

The Adviser continues to monitor the events in Puerto Rico surrounding the $70 billion debt crisis. The US Supreme Court heard oral arguments pertaining to the validity of the Puerto Rico Public Corporations Debt Enforcement and Recovery Act on 22 March 2016. The law, which was invalidated by the US District Court, provides a legal framework to restructure the debt of Puerto Rico’s public corporations outside of federal bankruptcy court. On June 13, 2016, the US Supreme Court affirmed the US District Court decision that invalidated the law.

On April 6, 2016, the Puerto Rico legislature passed the Puerto Rico Emergency Moratorium and Financial Rehabilitation Act. Governor Alejandro García Padilla signed the bill into law. Among other provisions, the legislation authorizes the governor to suspend the payment of debt service on general obligation bonds and other constitutionally-protected debt on July 1, 2016, and other bonded debt service payments immediately. It also modifies the process for the appointment of a receiver for the Government Development Bank.

In June, 2016, the House of Representatives passed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), a bipartisan bill that would create a federally-appointed oversight board to guide Puerto Rico’s economic recovery. There is some optimism that the Senate may pass PROMESA prior to the $2 billion debt payment on July 1st payments. On May 2, 2016, Puerto Rico defaulted on $370 million in payments. The Funds did not have any material exposure to the May 2nd payments.

138

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of VanEck Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of AMT-Free Intermediate Municipal Index ETF, AMT-Free Long Municipal Index ETF, AMT-Free Short Municipal Index ETF, CEF Municipal Income ETF, High-Yield Municipal Index ETF, Pre-Refunded Municipal Index ETF and Short High-Yield Municipal Index ETF (seven of the series constituting VanEck Vectors ETF Trust) (the “Funds”) as of April 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMT-Free Intermediate Municipal Index ETF, AMT-Free Long Municipal Index ETF, AMT-Free Short Municipal Index ETF, CEF Municipal Income ETF, High-Yield Municipal Index ETF, Pre-Refunded Municipal Index ETF and Short High-Yield Municipal Index ETF (seven of the series constituting VanEck Vectors ETF Trust) at April 30, 2016, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York June 22, 2016
139

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2016 income tax purposes will be sent to them in early 2017. Please consult your tax advisor for proper treatment of this information.

Of the dividends and distributions paid by the Funds, the corresponding percentages represent the amount of such dividends which, for regular Federal income tax purposes, are tax exempt, from ordinary income and/or from long-term capital gains.

Fund	Tax-Exempt	Ordinary Income	Long-Term Capital Gains
CEF Municipal	99.44%	0.56%	—
High-Yield	99.08%	0.92%	—
Intermediate	99.93%	0.07%	—
Long	99.80%	0.20%	—
Pre-Refunded	100.00%	—	—
Short High-Yield	99.30%	0.70%	—
Short	100.00%	—	—
140

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2016 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	57	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	68	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 to present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	57	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	68	Director, Food and Friends, Inc., 2013 to present.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay Defined Term Municipal Opportunities Fund.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
141

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Interested Trustee:

Jan F. van Eck, 1963[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, Van Eck Securities Corporation (“VESC”); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisers Corp. (“VEARA”).	57	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 - July 2008).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 - June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.
142

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2016 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 - September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
143

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	MUNIAR

ANNUAL REPORT
April 30, 2016

VANECK VECTORSTM CORPORATE BOND ETFs

Fallen Angel High Yield Bond ETF	ANGL®
Investment Grade Floating Rate ETF	FLTR®
Treasury-Hedged High Yield Bond ETF	THHY®

VANECK VECTORSTM EQUITY INCOME ETFs

BDC Income ETF	BIZD®
Mortgage REIT Income ETF	MORT®
Preferred Securities ex Financials ETF	PFXF®

VANECK VECTORSTM INTERNATIONAL BOND ETFs

ChinaAMC China Bond ETF	CBON®
Emerging Markets Aggregate Bond ETF	EMAG®
Emerging Markets High Yield Bond ETF	HYEM®
International High Yield Bond ETF	IHY®
J.P. Morgan EM Local Currency Bond ETF	EMLC®

800.826.2333	vaneck.com

The information contained in the management discussion represents the opinions of VanEck Vectors ETF Trust and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck Vectors ETF Trust are as of April 30, 2016, and are subject to change.

VANECK VECTORS INCOME ETFs

(unaudited)

Dear Shareholder:

Effective May 1, 2016, Market Vectors exchange-traded funds are now known as VanEck Vectors ETFs.

VanEck Vectors Fallen Angel High Yield Bond ETF (NYSE Arca: ANGL) performed impressively over the 12-month period ending April 30, 2016. As of that date, ANGL had outperformed the broad high yield bond market1 by more than 4.9% over the previous 12 months and 2.8% since the Fund’s commencement on April 10, 2012. Furthermore, relative to the actively managed funds in Morningstar’s Open End Funds – U.S. – High Yield Bond category, ANGL’s total returns ranked in the first percentile over the 1-year period (against 770 funds) and since its inception (against 567 funds), as of April 30, 20162.

Fallen angels are high yield bonds that were originally investment grade issues, and make up approximately 15% of the broad high yield bond universe3. As detailed in our last letter, a portfolio of fallen angels captures a value proposition derived from the downgraded bonds’ potential to be oversold prior to entering their index, in addition to their relatively higher average credit quality than original-issue high yield bonds.

Fallen Angels Outperformed Active High Yield Bond Fund Managers

Much of ANGL’s relative performance over the past 12 months can be attributed to higher average energy and basic industry positioning. This supports the thesis of targeting fallen angels, which tend to enter the index at a discount from being oversold as the bonds are downgraded. Prior to February 2016, the dismal commodities market helped drive lower the associated downgrades and new fallen angel entrants. The bounce in February initiated a healthy recovery as prices stabilized.

ANGL soared past the high yield bond competition given its bias to energy and basic industry (materials/steel) sectors, posting top percentile gains. And once again, the fallen angel index-based strategy outperformed active high yield bond managers4 (see illustration below).

ANGL Outperformed Annualized Risk/Return since Inception (05/01/2012 – 04/30/2016)*

VanEck Vectors Fallen Angel High Yield Bond ETF vs. Morningstar Active High Yield Bond Universe

Source: Morningstar. Data as of April 30, 2016.

*	While the Fund commenced April 10, 2012, the data is based on a monthly, not daily, category universe and therefore reflects May 1, 2012 as the earliest start date for peer group performance comparison presenting total return and standard deviation of returns. See footnotes below.

This chart is for illustrative purposes only. Index performance is not illustrative of fund performance. An investor cannot invest directly in an index. Index returns do not represent fund returns. The Broad High Yield Bond Market Index and Active High Yield Bond Fund Category
1

VANECK VECTORS INCOME ETFs

(unaudited)

Average are represented by the BofA Merrill Lynch US High Yield Index and Morningstar Open End Funds – High Yield Bond category average, respectively. The Active High Yield Bond Funds (567 count) are represented by the Morningstar Open End Funds – U.S. – High Yield Bond category. As of April 30, 2016, it comprised only active mutual funds. The Active High Yield Bond Fund Category Average reflects an equal-weighted average of the Active High Yield Bond Funds, and is a total return reflecting reinvestment of dividends and net of any fees reflected in the expense ratios and NAV.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Bonds and bond funds may decrease in value as interest rates rise. Performance may be lower or higher than performance data quoted. Fund returns reflect dividends and capital gains distributions. Fund performance current to the most recent month end and standardized quarterly performance information are available by calling 800.826.2333 or on vaneck.com/etfs.

Going forward, we will, as always, continue to seek out and evaluate the most attractive opportunities for you as a shareholder, and we encourage you stay in touch with us through the videos and email subscriptions available on our website (http://www.vaneck.com). Should you have any questions, please contact us at 800.826.2333 or visit vaneck.com/etfs.

Thank you for participating in the VanEck Vectors ETF Trust. You will find the performance comparison of each of the funds for the 12 months ended April 30, 2016 on the following pages. You will also find their respective financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

May 17, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Bonds and bond funds will decrease in value as interest rates rise.

[1]	Source: FactSet. Data as of April 30, 2016. Represented by the BofA Merrill Lynch US High Yield Index, which (H0A0) is comprised of below-investment grade corporate bonds (based on an average of Moody’s, S&P, and Fitch) denominated in U.S. dollars. The country of risk of qualifying issuers must be an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation.

[2]	Source: ©2016 Morningstar, Inc. All Rights Reserved. Data as of April 30, 2016. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The peer group percentile rankings presented are based on trailing total returns for the Morningstar Open End Funds – U.S. – High Yield Bond category, which comprised 825 funds as of April 30, 2016.

[3]	Source: FactSet. Data as of April 30, 2016. Represented by the BofA Merrill Lynch US Fallen Angel High Yield Index and the BofA Merrill Lynch US High Yield Index. The BofA Merrill Lynch US Fallen Angel High Yield Index (H0FA) is a subset of the BofA Merrill Lynch US High Yield Index including securities that were rated investment grade at point of issuance.

[4]	As represented by Morningstar’s active high yield bond fund category, the Morningstar Open End Funds – U.S. – High Yield Bond category, which is comprised of open-end mutual funds with an investment objective to seek returns via significant exposure to low quality bonds, those that are either unrated or rated by a major agency as BB or lower or lower. ©2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The peer group chart presents standard deviation and trailing total returns for the Morningstar Open End Funds – U.S. – High Yield Bond category, which comprised 567 funds from May 1, 2012 to April 30, 2016.
2

Management Discussion (unaudited)

The VanEck Vectors Income ETFs can most accurately be divided into three groups: equity income, international bonds, and corporate bonds. Over the 12 months ended April 30, 2016, seven out of the 11 funds posted positive returns.

May 1, 2015 through April 30, 2016
VanEck Vectors Income ETFs Total Return

Source: VanEck. Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Bonds and bond funds will decrease in value as interest rates rise. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

EQUITY INCOME

Business Development Companies (BDCs)

BDCs typically lend to, and invest in, small privately held companies. An improving economy and increased lending benefit the industry, as do active buy-out and IPO markets.1 Over the 12-month period, BDCs posted a performance of -2.98%, having endured downward pricing pressure from investor concern about rising interest rates until mid-February 2016, when the U.S. Federal Reserve (the “Fed”) held steady. At the end of the period under review, BDCs were still trading at a discount of approximately 9% to book value, albeit not as steep a discount as prior to the mid-February rally. The industry ended the 12-month period offering a dividend yield* of 9.55%, as measured by the MVIS US Business Development Companies Index.2

3

VANECK VECTORS INCOME ETFs

(unaudited)

Mortgage REITs

Mortgage REITs (mREITs) borrow at short-term rates and lend at long-term rates, potentially profiting from the spread. As such, they can be affected by yield curve movements. A potential Fed increase combined with a deteriorating market could result in a flattening yield curve, which would hurt mREITs. However, if rates rise and the markets strengthen, that could result in a rate increase being reflected across the yield spectrum or a steepening curve, which could bode well for mREITs. The 12-month period was challenging for mREITs, as investor concern over a rate rise weighed on returns. The Fund posted a performance of -6.66%. However, over the same 12-month period, mREITs offered a dividend yield* of 12.22%, as measured by the MVIS Global Mortgage REITs Index.3

Preferred Securities ex Financials

Preferred securities are considered hybrid securities because they have features of both debt and equity securities. Historically, a company’s preferred securities have offered higher yields than either its common stock or its senior debt. The Wells Fargo® Hybrid and Preferred Securities ex Financials Index excludes traditional financial companies which have been more volatile than other sectors historically. Over the 12-month period ending April 30, 2016, REITs contributed the most positively to performance, while the energy and materials sectors detracted the most from performance. This subset of preferred securities ended the 12-month period offering a current yield** of 6.28%, as measured by the Wells Fargo® Hybrid and Preferred Securities ex Financials Index.4

INTERNATIONAL BOND

China Onshore Bonds

Once closed to foreign investors, China is home to the world’s largest bond market among the emerging economies. The size of the market now exceeds US$7.7 trillion.5 While it has increased in sheer size, a diverse array of bond categories spanning the yield curve has also evolved. Issuers include government, central and policy banks, state-owned enterprises and listed/non-listed corporations.

Energy and government bonds contributed positively to performance over the 12-month period ending April 30, 2016. Bonds of issuers in the financial, consumer cyclical and basic materials sectors all detracted from performance.

Emerging Markets Local Currency Bonds

Emerging markets governments issue bonds denominated in their own currency, which can provide yield enhancement and diversification opportunities for investors. These include bonds from countries in Africa, Latin America, Eastern Europe, the Middle East, and Asia.

Over the 12-month period ending April 30, 2016, three key themes negatively impacted the emerging markets debt market: uncertainty around the timing of interest rate increases by the Fed; sluggish global economic growth; and the continued weakness of commodity prices.

Bonds denominated in Indonesian Rupiah, Turkish Lira, and Hungarian Forint contributed most to the Fund’s total return. Bonds denominated in South African Rand, Colombian Peso, and Mexican Peso were the greatest detractors from performance.

Emerging Markets Aggregate Bonds

The diverse universe of emerging markets bonds includes sovereign and corporate bonds primarily denominated in U.S. dollar, Euros, or local emerging market currencies.

Hard currency bonds overall contributed positively to performance, with U.S. dollar-denominated government, energy and financial bonds the largest contributors. Local currency bonds overall detracted from performance. Indonesian Rupiah, Brazilian Real, and Nigerian Naira government bonds contributed to performance, but South African Rand, Colombian Peso, and Russian Ruble government and corporate bonds were the largest detractors.

4

Emerging Markets High Yield Bonds

Emerging markets high yield corporate bonds offer investors exposure to corporations, quasi-sovereign, and agency issuers from emerging market countries.

While bonds of Russian, Chinese, and Argentinian issuers were the greatest contributors to the Fund’s total return, Colombian, Brazilian, and Mexican issuers were the greatest detractors. On a sector level, financial and government-related bonds were the greatest contributors to total return and the energy sector and industrials detracted the most from performance.

International High Yield Bonds

Non-U.S. high yield bonds have continued to provide an opportunity to diversify not only geographically, but also in terms of currency, with bonds denominated, for example, in Euros, Sterling, and Canadian dollars.

The financial sector provided the largest positive contribution to overall Fund performance, with the industrial sector detracting most from performance. Both Euro- and U.S. dollar-denominated bonds contributed positively to Fund total return, while Sterling- and Canadian dollar-denominated bonds detracted from Fund performance. Russian, German, and Chinese issuers provided the greatest contribution to performance, while Spanish, Colombian, and Brazilian issuers were the largest detractors.

CORPORATE BOND

Fallen Angel Bonds

Fallen angels warrant distinction for an embedded value proposition that is not common to all of high yield: fallen angels tend to have a higher rate of ascension to investment grade than original-issue high yield bonds. The default rate in this segment has averaged 3.58% historically, below the 4.48% average for U.S. bonds originally issued as high yield bonds.6

Energy and basic industry were the two best performing sectors during the period under review, while the utility and telecommunications sectors were the largest detractors from the Fund’s performance.

Southwestern Energy Company 4.1% 03/15/22 bond (1.4% of Fund net assets†) and Teck Resources Limited 4.75% 01/15/22 bond (0.8% of Fund net assets†) were the top two performing bonds, while Sprint Capital Corp. 8.75% 03/15/32 bond (0.9% of Fund net assets†) and Sprint Capital Corp. 6.9% 05/1/19 bond (0.7% of Fund net assets†) were the bottom two performing bonds.

Investment Grade Floating Rate Notes

Floating rate notes (FRNs) are investment grade-rated corporate debt issues with variable coupons that reset to current interest rates, based on a particular benchmark. The coupons on these securities fluctuate with that benchmark. The combination of low average years to maturity, typically in the 1-5 year range, and floating interest rates creates the potential for relatively low price fluctuations. In addition, as short-term interest rates rise, portfolio securities reset to higher yields.

The top two performing notes were Verizon Communications FRN 06/09/17, rated BBB+, (1.8% of Fund net assets†) and Goldman Sachs FRN 09/15/20, rated A- (1.6% of Fund net assets†). The bottom two performing notes were G.E. Capital FRN 05/05/26, rated AA-, (1.1% of Fund net assets†) and ConocoPhillips FRN 05/15/22, rated A (0.5% of Fund net assets†).7

Treasury-Hedged High Yield Bonds

The VanEck Vectors Treasury-Hedged High Yield Bond ETF tracks an index that combines the more liquid portion of the high yield universe with short positions in 5-year U.S. Treasury notes. The Fund uses futures on such notes to help hedge against the risk of rising interest rates. Together, the long high yield bond and short comparable U.S. Treasury portfolios offer a combination of income generation and protection against rising interest rates.

5

VANECK VECTORS INCOME ETFs

(unaudited)

The main drivers of returns in this strategy are interest rates and credit spreads. Rising interest rates and narrowing credit spreads positively contribute to performance, while declining interest rates and widening credit spreads detract from the Fund’s returns. Credit spreads over Treasuries widened 165 basis points and the 5-year U.S. Treasury declined 18 basis points over the course of the 12-month period, negatively contributing to the Fund’s performance.

The top performing bonds were Freeport-McMoRan 5.4% 11/14/34 (0.9% of Fund net assets†) and Neptune Finco 10.875% 10/15/25 (1.2% of Fund net assets†). The bottom performing bonds were Chesapeake Energy Corporation 5.75% 03/15/23 (sold by Fund at the end of December 2015) and Linn Energy 8.625% 04/15/20 (0.1% of Fund net assets†).

†	All Fund assets referenced are Net Assets as of April 30, 2016, unless otherwise stated.

*	Dividend Yield is calculated by dividing the annual dividends per share of a security by the price of that security.

**	Current Yield is calculated by dividing the annual cash flow by the price of that security.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	Investopedia: Little Known Stocks And ETFs To Buy As Interest Rates Rise, http://www.investopedia.com/stock-analysis/040314/little-known-stocks-and-etfs-buy-interest-rates-rise-bizd-acas-htgc-hrzn.aspx

[2]	VanEck Vectors BDC Income ETF seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS US Business Development Companies Index (MVBIZDTG), which includes companies which are treated as Business Development Companies. To be eligible for the Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in the U.S., be registered with the Securities Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940. As of April 30, 2016 the 30-day SEC yield for VanEck Vectors BDC Income ETF was 9.44%. 30-Day SEC Yield is calculated as of the most recent month end, and is a standard yield calculation developed by the Securities and Exchange Commission that allows for fairer comparisons primarily among bond funds. It is based on the most recent 30-day period. This yield figure reflects the interest and dividends earned during the period after deducting the Fund’s expenses for the period. It does not reflect the yield an investor would have received if they had held the Fund over the last twelve months assuming the most recent NAV. In the absence of temporary expense waivers or reimbursements, the 30-Day SEC Yield for VanEck Vectors BDC Income ETF would have been 9.03% as of April 30, 2016.

[3]	VanEck Vectors Mortgage REIT Income ETF (MORT) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS Global Mortgage REITs Index (MVMORTTR) which is a rules-based index intended to give investors a means of tracking the overall performance of publicly traded U.S. and non-U.S. mortgage REITs that derive at least 50% of their revenues from mortgage-related activity. As of April 30, 2016 the 30-day SEC yield for VanEck Vectors Mortgage REIT Income ETF was 11.85%. 30-Day SEC Yield is calculated as of the most recent month end, and is a standard yield calculation developed by the Securities and Exchange Commission that allows for fairer comparisons primarily among bond funds. It is based on the most recent 30-day period. This yield figure reflects the interest and dividends earned during the period after deducting the Fund’s expenses for the period. It does not reflect the yield an investor would have received if they had held the Fund over the last twelve months assuming the most recent NAV. In the absence of temporary expense waivers or reimbursements, the 30-Day SEC Yield for VanEck Vectors Mortgage REIT Income ETF would have been 11.57% as of April 30, 2016.

[4]	VanEck Vectors Preferred Securities ex Financials ETF (PFXF) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index (WHPSL) which is a rules-based index designed to track the performance of convertible or exchangeable and non-convertible preferred securities, issued by U.S. or foreign issuers that are not financial services companies or banks and that are listed on U.S. national securities exchanges. As of April 30, 2016 the 30-day SEC yield for VanEck Vectors Preferred Securities ex Financials ETF was 5.90%. 30 Day SEC Yield is calculated as of the most recent month end, and is a standard yield calculation developed by the Securities and Exchange Commission that allows for fairer comparisons primarily among bond funds. It is based on the most recent 30-day period. This yield figure reflects the interest and dividends earned during the period after deducting the Fund’s expenses for the period. It does not reflect the yield an investor would have received if they had held the Fund over the last twelve months assuming the most recent NAV. In the absence of temporary expense waivers or reimbursements, the 30-Day SEC Yield for VanEck Vectors Preferred Securities ex Financials ETF would have been 5.75% as of April 30, 2016.

[5]	The Bank for International Settlements: Debt securities statistics, http://www.bis.org/statistics/secstats.htm

[6]	Altman, Edward I. and Brenda J. Kuehne. “Defaults and Returns in the High-Yield Bond and Distressed Debt Market: The Year 2015 in Review and Outlook”. February 2016. NYU Salomon Center.

[7]	Bloomberg Composite Rating: An evenly weighted blend of a security’s Moody’s, S&P, Fitch and DBRS ratings. This composite is not intended to be a credit opinion.
6

BDC INCOME ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	MVBIZDTG[2]
One Year	(2.98)%	(2.98)%	(3.09)%
Life* (annualized)	1.52%	1.52%	1.70%
Life* (cumulative)	4.96%	4.96%	5.58%
* since 2/11/2013

Commencement date for the VanEck Vectors BDC Income ETF was 2/11/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/11/13) to the first day of secondary market trading in shares of the Fund (2/12/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.58% / Net Expense Ratio 0.41%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

7

BDC INCOME ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

MVIS US Business Development Companies Index (MVBIZDTG) is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors BDC Income ETF is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVBIZDTG includes companies which are treated as Business Development Companies. To be eligible for the Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in the U.S., be registered with the Securities Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

8

CHINAAMC CHINA BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	CDHATRID[2]
One Year	(0.44)%	0.20%	2.51%
Life* (annualized)	0.07%	0.62%	2.02%
Life* (cumulative)	0.11%	0.91%	2.98%
* since 11/10/2014

Commencement date for the VanEck Vectors ChinaAMC China Bond ETF was 11/10/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/10/14) to the first day of secondary market trading in shares of the Fund (11/11/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.12% / Net Expense Ratio 0.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

9

CHINAAMC CHINA BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

ChinaBond China High Quality Bond Index (CDHATRID) is the exclusive property of China Central Depository & Clearing Co., Ltd. (the “Index Provider”). All copyright in the Index values and constituent list vests in the Index Provider. The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	CDHATRID is comprised of fixed-rate, Renminbi (“RMB”)-denominated bonds issued in the People’s Republic of China (“China” or “PRC”) by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers. Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

10

EMERGING MARKETS AGGREGATE BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	MVEMAG[2]
One Year	(0.52)%	1.33%	1.64%
Life* (annualized)	1.30%	1.73%	3.03%
Life* (cumulative)	6.65%	8.91%	15.98%
* since 5/11/2011

Effective December 10, 2013, LatAm Aggregate Bond ETF (BONO) changed its name to Emerging Markets Aggregate Bond ETF (EMAG). The Fund’s investment objective changed to seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVISTM EM Aggregate Bond Index (MVEMAG), from seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the BofA Merrill Lynch Broad Latin America Bond Index (LATS). Performance data prior to December 9, 2013, reflects that of BONO and LATS. Performance data from December 10, 2013, and on, reflects that of EMAG and MVEMAG. All Index history reflects a blend of the performance of the aforementioned Indexes (MVEMAG and LATS). LATS is a trademark of Merrill Lynch, Pierce, Fenner & Smith Incorporation, which neither sponsors nor endorses EMAG and makes no warranty or representation as to the accuracy and/or completeness of this Index.

Commencement date for the VanEck Vectors Emerging Markets Aggregate Bond ETF was 5/11/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/11/11) to the first day of secondary market trading in shares of the Fund (5/12/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.21% / Net Expense Ratio 0.49%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

11

EMERGING MARKETS AGGREGATE BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

MVIS EM Aggregate Bond Index (MVEMAG) is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Emerging Markets Aggregate Bond ETF is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVEMAG is comprised of sovereign bonds and corporate bonds denominated in U.S. dollars, Euros, or local emerging market currencies and includes both investment grade and below investment grade rated securities.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

12

EMERGING MARKETS HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Index data prior to May 11, 2015 reflects that of the BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index. From May 11, 2015, forward, the index data reflects that of the BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index. All Index history reflects a blend of the performance of the aforementioned Indexes.

Total Return	Share Price[1]	NAV	EMLH[2]
One Year	3.08%	2.38%	3.31%
Life* (annualized)	4.62%	4.69%	5.44%
Life* (cumulative)	19.67%	20.02%	23.45%
* since 5/8/2012

Commencement date for the VanEck Vectors Emerging Markets High Yield Bond ETF was 5/8/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/8/12) to the first day of secondary market trading in shares of the Fund (5/9/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.50% / Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

13

EMERGING MARKETS HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index (EMLH) is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that are rated BB1 or lower (based on an average of ratings from Moody’s, S&P and Fitch) and that are issued in the major domestic and Eurobond markets.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

14

FALLEN ANGEL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	H0FA2
One Year	3.51%	3.59%	4.21%
Life* (annualized)	8.39%	8.31%	9.76%
Life* (cumulative)	38.65%	38.23%	45.90%
* since 4/10/2012

Commencement date for the VanEck Vectors Fallen Angel High Yield Bond ETF was 4/10/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/10/12) to the first day of secondary market trading in shares of the Fund (4/11/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.65% / Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

15

FALLEN ANGEL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The BofA Merrill Lynch US Fallen Angel High Yield Index (H0FA) is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

16

INTERNATIONAL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	HXUS[2]
One Year	1.35%	2.29%	2.90%
Life* (annualized)	4.81%	4.94%	5.65%
Life* (cumulative)	21.11%	21.73%	25.11%
* since 4/2/2012

Commencement date for the VanEck Vectors International High Yield Bond ETF was 4/2/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/2/12) to the first day of secondary market trading in shares of the Fund (4/3/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.61%/ Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

17

INTERNATIONAL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “Bank of America Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index (HXUS) tracks the performance of below investment grade debt issued by non-U.S. corporations denominated in Euros, U.S. dollars, Canadian dollars or pound sterling issued in the major domestic or eurobond markets.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

18

INVESTMENT GRADE FLOATING RATE ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	MVFLTR[2]
One Year	(0.30)%	0.10%	0.52%
Five Year	0.55%	0.74%	1.19%
Life* (annualized)	0.61%	0.73%	1.20%
Life* (cumulative)	3.12%	3.74%	6.16%
* since 4/25/2011

Commencement date for the VanEck Vectors Investment Grade Floating Rate ETF was 4/25/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/25/11) to the first day of secondary market trading in shares of the Fund (4/26/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.48% / Net Expense Ratio 0.14%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.14% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

19

INVESTMENT GRADE FLOATING RATE ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

VanEck Vectors Investment Grade Floating Rate ETF is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or their subsidiaries and affiliates (collectively, “Wells Fargo”). The MVIS US Investment Grade Floating Rate Index (MVFLTR) is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, LLC to calculate the Index. Neither Wells Fargo nor Interactive Data Pricing and Reference Data, LLC guarantees the accuracy and/or completeness of the Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Index. The Index is calculated by Interactive Data Pricing and Reference, LLC, which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. The VanEck Vectors Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVFLTR is comprised of U.S. dollar-denominated floating rate notes issued by corporate issuers or similar commercial entities that are public reporting companies in the U.S. and rated investment grade by at least one of three rating services: Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch International Rating Agency (“Fitch”). Investment grade securities are those rated Baa3 or higher by Moody’s or rated BBB- or higher by S&P or Fitch.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

20

J.P. MORGAN EM LOCAL CURRENCY BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	GBIEMCOR[2]
One Year	(2.42)%	(2.47)%	(1.63)%
Five Year	(2.61)%	(2.49)%	(1.77)%
Life* (annualized)	0.08%	0.09%	0.89%
Life* (cumulative)	0.48%	0.50%	5.24%
* since 7/22/2010

Commencement date for the VanEck Vectors J.P. Morgan EM Local Currency Bond ETF was 7/22/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/10) to the first day of secondary market trading in shares of the Fund (7/23/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.51% / Net Expense Ratio 0.47%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.47% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

21

J.P. MORGAN EM LOCAL CURRENCY BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

VanEck Vectors Emerging Markets Local Currency Bond ETF (EMLC) is not sponsored, endorsed, sold or promoted by J.P. Morgan and J.P. Morgan makes no representation regarding the advisability of investing in EMLC. J.P. Morgan does not warrant the completeness or accuracy of the J.P. Morgan GBI-EMG Core Index. “J.P. Morgan” is a registered service mark of JPMorgan Chase & Co.© 2016. JPMorgan Chase & Co. All rights reserved.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Core (GBIEMCOR) is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

22

MORTGAGE REIT INCOME ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	MVMORTTR[2]
One Year	(7.46)%	(6.66)%	(9.48)%
Life* (annualized)	6.31%	6.52%	3.27%
Life* (cumulative)	33.39%	34.64%	16.34%
* since 8/16/2011

Commencement date for the VanEck Vectors Mortgage REIT Income ETF was 8/16/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/16/11) to the first day of secondary market trading in shares of the Fund (8/17/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.57% / Net Expense Ratio 0.41%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

23

MORTGAGE REIT INCOME ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

MVIS Global Mortgage REITs Index (MVMORTTR) is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Mortgage REIT Income ETF is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVMORTTR is a rules-based index intended to give investors a means of tracking the overall performance of publicly traded U.S. and non-U.S. mortgage REITs that derive at least 50% of their revenues from mortgage-related activity.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

24

PREFERRED SECURITIES EX FINANCIALS ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	WHPSL[2]
One Year	3.72%	3.77%	3.83%
Life* (annualized)	6.34%	6.29%	6.36%
Life* (cumulative)	26.23%	25.99%	26.31%
* since 7/16/2012

Commencement date for the VanEck Vectors Preferred Securities ex Financials ETF was 7/16/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/16/12) to the first day of secondary market trading in shares of the Fund (7/17/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.49% / Net Expense Ratio 0.41%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

25

PREFERRED SECURITIES EX FINANCIALS ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

VanEck Vectors Preferred Securities ex Financials ETF is not issued, sponsored, endorsed or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or their subsidiaries and affiliates (collectively, “Wells Fargo”). Wells Fargo makes no representation or warranty, express or implied, to the Fund’s investors or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Wells Fargo or the Index to track financial instruments comprising the Index or any trading market. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo or a third party index calculator, without regard to the Fund or its shareholders. Wells Fargo has no obligation to take the needs of the Fund or the Fund’s shareholders into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Wells Fargo® Hybrid and Preferred Securities ex Financials Index (WHPSL) is designed to track the performance of convertible or exchangeable and non-convertible preferred securities listed on U.S. exchanges.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

26

TREASURY-HEDGED HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	MVTHHY[2]
One Year	(4.09)%	(3.33)%	(3.37)%
Life* (annualized)	0.63%	0.91%	1.25%
Life* (cumulative)	1.98%	2.84%	3.94%
* since 3/21/2013

Commencement date for the VanEck Vectors Treasury-Hedged High Yield Bond ETF was 3/21/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/21/13) to the first day of secondary market trading in shares of the Fund (3/22/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 3.21% / Net Expense Ratio 0.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

27

TREASURY-HEDGED HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2016 (unaudited)

MVIS US Treasury-Hedged High Yield Bond Index (MVTHHY) is the exclusive property of MV Index Solutions GmbH (the “Index Provider”), which has contracted with Interactive Data Pricing and Reference Data, LLC. (the “Calculation Agent “) to calculate the Index. The Calculation Agent is not an adviser for or a fiduciary to any account, fund or ETF managed by Van Eck Associates Corporation. The Calculation Agent is not responsible for any direct, indirect, or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. VanEck Vectors Treasury-Hedged High Yield Bond ETF is not sponsored, endorsed, sold or promoted by the Index Provider, which makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVTHHY is comprised of long positions in below-investment grade corporate bonds, denominated in U.S. dollars, and an equivalent amount of short positions in Treasury notes and bonds.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the Shares of each Fund traded on NYSE Arca, Inc. or The NASDAQ Stock Market LLC as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.vaneck.com.

28

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the period, November 1, 2015 to April 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	November 1, 2015-
	November 1, 2015	April 30, 2016	During Period	April 30, 2016
BDC Income ETF
Actual	$1,000.00	$1,075.30	0.41%	$2.12
Hypothetical**	$1,000.00	$1,022.82	0.41%	$2.06
ChinaAMC China Bond ETF
Actual	$1,000.00	$985.90	0.50%	$2.47
Hypothetical**	$1,000.00	$1,022.38	0.50%	$2.51
Emerging Markets Aggregate Bond ETF
Actual	$1,000.00	$1,055.50	0.49%	$2.50
Hypothetical**	$1,000.00	$1,022.43	0.49%	$2.46
Emerging Markets High Yield Bond ETF
Actual	$1,000.00	$1,040.50	0.40%	$2.03
Hypothetical**	$1,000.00	$1,022.87	0.40%	$2.01
Fallen Angel High Yield Bond ETF
Actual	$1,000.00	$1,071.60	0.40%	$2.06
Hypothetical**	$1,000.00	$1,022.87	0.40%	$2.01
International High Yield Bond ETF
Actual	$1,000.00	$1,044.10	0.40%	$2.03
Hypothetical**	$1,000.00	$1,022.87	0.40%	$2.01
Investment Grade Floating Rate ETF
Actual	$1,000.00	$1,004.80	0.14%	$0.70
Hypothetical**	$1,000.00	$1,024.17	0.14%	$0.70
J.P. Morgan EM Local Currency Bond ETF
Actual	$1,000.00	$1,082.20	0.47%	$2.43
Hypothetical**	$1,000.00	$1,022.53	0.47%	$2.36
29

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	November 1, 2015-
	November 1, 2015	April 30, 2016	During Period	April 30, 2016
Mortgage REIT Income ETF
Actual	$1,000.00	$1,047.90	0.41%	$2.09
Hypothetical**	$1,000.00	$1,022.82	0.41%	$2.06
Preferred Securities ex Financials ETF
Actual	$1,000.00	$1,063.10	0.40%	$2.05
Hypothetical**	$1,000.00	$1,022.87	0.40%	$2.01
Treasury-Hedged High Yield Bond ETF
Actual	$1,000.00	$1,003.70	0.50%	$2.49
Hypothetical**	$1,000.00	$1,022.38	0.50%	$2.51
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2016) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses.
30

BDC INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Number of Shares		Value

COMMON STOCKS: 100.0%
Diversified Financials: 3.1%
82,204	Medallion Financial Corp.	$632,971
123,438	TPG Specialty Lending, Inc.	2,028,086
		2,661,057
Investment Companies: 95.1%
617,643	American Capital Ltd. *	9,758,759
675,753	Apollo Investment Corp.	3,932,882
932,380	Ares Capital Corp.	14,162,852
303,700	BlackRock Kelso Capital Corp.	2,554,117
36,696	Capital Southwest Corp.	521,083
626,358	Fifth Street Finance Corp.	3,394,860
720,305	FS Investment Corp. †	6,706,040
97,672	Gladstone Capital Corp.	746,214
116,088	Gladstone Investment Corp.	806,812
125,614	Goldman Sachs BDC, Inc. †	2,468,315
199,180	Golub Capital BDC, Inc. †	3,495,609
302,774	Hercules Technology Growth Capital, Inc.	3,715,037
149,776	Main Street Capital Corp. †	4,676,007
207,698	New Mountain Finance Corp.	2,600,379
111,422	PennantPark Floating Rate Capital Ltd. †	1,321,465
299,066	PennantPark Investment Corp.	1,970,845
1,055,069	Prospect Capital Corp. †	7,891,916
123,282	Solar Capital Ltd.	2,173,462
170,552	TCP Capital Corp.	2,520,759
138,965	THL Credit, Inc.	1,563,356
250,055	TICC Capital Corp.	1,295,285
139,783	Triangle Capital Corp.	2,970,389
		81,246,443
Investment Management / Advisory Services: 1.8%
232,788	Medley Capital Corp. †	1,582,958
Total Common Stocks (Cost: $94,635,511)		85,490,458
MONEY MARKET FUND: 0.1% (Cost: $84,447)
84,447	Dreyfus Government Cash Management Fund	84,447
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $94,719,958)		85,574,905
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 23.3%
Repurchase Agreements: 23.3%
$994,650	Repurchase agreement dated 4/29/16 with BNP Paribas Securities Corp., 0.30%, due 5/2/16, proceeds $994,675; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/30/16 to 5/1/46, valued at $1,014,543 including accrued interest)	$994,650
4,725,263	Repurchase agreement dated 4/29/16 with Citigroup Global Markets, Inc., 0.30%, due 5/2/16, proceeds $4,725,381; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 6/30/17 to 5/1/46, valued at $4,819,768 including accrued interest)	4,725,263
4,725,263	Repurchase agreement dated 4/29/16 with Daiwa Capital Markets America, Inc., 0.32%, due 5/2/16, proceeds $4,725,389; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 5/5/16 to 9/9/49, valued at $4,819,768 including accrued interest)	4,725,263
4,725,263	Repurchase agreement dated 4/29/16 with HSBC Securities USA, Inc., 0.27%, due 5/2/16, proceeds $4,725,369; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 5/15/16 to 7/15/37, valued at $4,819,780 including accrued interest)	4,725,263
4,725,263	Repurchase agreement dated 4/29/16 with Nomura Securities International, Inc., 0.32%, due 5/2/16, proceeds $4,725,389; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 5/15/16 to 3/20/66, valued at $4,819,768 including accrued interest)	4,725,263
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $19,895,702)		19,895,702
Total Investments: 123.4% (Cost: $114,615,660)		105,470,607
Liabilities in excess of other assets: (23.4)%		(20,017,049)
NET ASSETS: 100.0%		$85,453,558

See Notes to Financial Statements

31

BDC INCOME ETF

SCHEDULE OF INVESTMENTS

(continued)

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $19,302,632.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Financial	99.9%	$85,490,458
Money Market Fund	0.1	84,447
	100.0%	$85,574,905

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$85,490,458	$—	$—	$85,490,458
Money Market Fund	84,447	—	—	84,447
Repurchase Agreements	—	19,895,702	—	19,895,702
Total	$85,574,905	$19,895,702	$—	$105,470,607

*	See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

32

CHINAAMC CHINA BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal
Amount			Value

CORPORATE BONDS: 64.7%
Basic Materials: 4.0%
CNY	3,000,000	Shandong Gold Mining Co. Ltd. 5.16%, 09/03/16 (p)	$480,837
Consumer, Non-cyclical: 4.1%
	2,000,000	Jiangsu Communications Holding Co. Ltd. 4.51%, 12/12/17	314,907
	1,135,000	Jiangxi Ganyue Expressway Co. Ltd. 5.15%, 04/19/23	185,796
			500,703
Diversified: 2.8%
	2,000,000	Xiamen C&D Corp. Ltd. 7.30%, 10/28/16 (p)	341,257
Energy: 7.3%
	2,680,000	China Petroleum & Chemical Corp. 4.90%, 06/01/22	442,440
	2,063,000	Offshore Oil Engineering Co. Ltd. 5.77%, 11/09/17	330,270
	757,000	Pingdingshan Tianan Coal Mining Co. Ltd. 5.07%, 04/17/23	112,864
			885,574
Financial: 25.3%
	15,029,000	China Development Bank Corp. 5.84%, 01/03/19	2,501,517
	1,000,000	China Merchants Securities Co. Ltd. 5.08%, 05/26/25	165,580
	2,500,000	Guangzhou Yue Xiu Holdings Ltd. 5.20%, 02/28/18 (p)	405,872
			3,072,969
Principal
Amount			Value

Industrial: 17.1%
CNY	587,000	China Railway Corp. 4.63%, 08/25/21	$94,578
	1,431,000	China Railway Group Ltd. 4.88%, 01/27/20	230,078
	2,000,000	CSR Corp. Ltd. 4.70%, 04/22/18	317,227
	500,000	Hubei Provincial Communications Investment Co. Ltd. 6.68%, 03/27/19 (p)	90,164
		Power Construction Corp. of China Ltd.
	3,000,000	5.20%, 10/29/22	494,816
	2,000,000	5.70%, 04/23/19	326,149
	1,800,000	Tianjin Infrastructure Construction & Investment Group Co. Ltd. 5.70%, 02/26/23	266,321
	1,567,500	XCMG Construction Machinery Co. Ltd. 4.89%, 10/26/17 (p)	247,940
			2,067,273
Utilities: 4.1%
	3,000,000	Datang International Power Generation Co. Ltd. 5.00%, 11/03/24	497,086
Total Corporate Bonds (Cost: $7,971,250)			7,845,699
GOVERNMENT OBLIGATIONS: 24.5%
		China Government Bond
	9,347,000	3.40%, 04/17/23	1,482,576
	442,000	4.11%, 05/15/25	74,660
	8,541,000	4.26%, 07/31/21	1,420,350
Total Government Obligations (Cost: $2,990,991)			2,977,586
Total Investments: 89.2% (Cost: $10,962,241)			10,823,285
Other assets less liabilities: 10.8%			1,316,332
NET ASSETS: 100.0%			$12,139,617

CNY	Chinese Yuan
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	4.4%	$480,837
Consumer, Non-cyclical	4.6	500,703
Diversified	3.2	341,257
Energy	8.2	885,574
Financial	28.4	3,072,969
Government	27.5	2,977,586
Industrial	19.1	2,067,273
Utilities	4.6	497,086
	100.0%	$10,823,285

See Notes to Financial Statements

33

CHINAAMC CHINA BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$7,845,699	$—	$7,845,699
Government Obligations*	—	2,977,586	—	2,977,586
Total	$—	$10,823,285	$—	$10,823,285

*	See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

34

EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal
Amount			Value

CORPORATE BONDS: 38.2%
Argentina: 0.2%
USD	30,000	Pan American Energy, LLC 7.88%, 05/07/21 Reg S	$29,691
Austria: 0.4%
	64,000	ESAL GmbH 6.25%, 02/05/18 (c) Reg S	59,341
Bermuda: 1.2%
	100,000	Digicel Group Ltd. 7.13%, 04/01/17 (c) 144A	81,875
	100,000	Qtel International Finance Ltd. 3.25%, 02/21/23 Reg S	100,103
			181,978
Brazil: 2.4%
	150,000	Banco do Brasil SA 5.88%, 01/26/22 Reg S	142,545
	102,000	Itau Unibanco Holding SA 6.20%, 04/15/20 144A	107,610
EUR	100,000	Vale SA 4.38%, 03/24/18	116,672
			366,827
British Virgin Islands: 3.1%
USD	157,000	CNOOC Finance Ltd. 3.88%, 05/02/22 Reg S	162,984
	100,000	CNPC General Capital Ltd. 3.95%, 04/19/22 144A	105,704
	100,000	Gerdau Trade, Inc. 5.75%, 01/30/21 † Reg S	96,000
	100,000	Sinopec Group Overseas Development 4.38%, 10/17/23 Reg S	106,700
			471,388
Cayman Islands: 4.9%
	100,000	Alibaba Group Holding Ltd. 3.60%, 08/28/24 (c) 144A	101,371
	100,000	China Overseas Finance Cayman VI Ltd. 4.25%, 05/08/19 Reg S	105,295
	100,000	Country Garden Holdings Co., Ltd. 7.50%, 01/10/18 (c) Reg S	102,818
	100,000	Hutchison Whampoa Ltd. 7.63%, 04/09/19 Reg S	116,044
	100,000	QNB Finance Ltd. 2.75%, 10/31/18 Reg S	101,800
	100,000	Saudi Electricity Global Sukuk Co. 2 3.47%, 04/08/23 144A	99,817
	100,000	Swire Pacific MTN Financing Ltd. 5.50%, 08/19/19 Reg S	111,229
			738,374
China / Hong Kong: 1.5%
EUR	100,000	China Construction Bank Asia Corp. Ltd. 1.50%, 02/11/20 Reg S	115,978
USD	100,000	CITIC Pacific Ltd. 6.63%, 04/15/21 Reg S	117,468
			233,446
Principal
Amount			Value

Colombia: 1.5%
USD	102,000	Bancolombia SA 5.13%, 09/11/22	$103,020
	90,000	Ecopetrol SA 5.88%, 09/18/23	90,225
COP	110,857,000	Empresas Publicas de Medellin ESP 8.38%, 02/01/21 Reg S	37,377
			230,622
Curacao: 0.3%
USD	40,000	Teva Pharmaceutical 2.95%, 12/18/22	40,240
Czech Republic: 0.4%
EUR	50,000	CEZ AS 4.50%, 06/29/20 Reg S	66,493
India: 0.2%
USD	28,000	ICICI Bank Ltd. 5.75%, 11/16/20 Reg S	31,435
Indonesia: 0.5%
	70,000	Pertamina Persero Pt 4.30%, 05/20/23 144A	69,849
Ireland: 0.4%
EUR	50,000	Vnesheconombank 3.04%, 02/21/18 Reg S	57,342
Israel: 0.7%
USD	100,000	Israel Electric Corp. Ltd. 5.00%, 11/12/24 Reg S 144A	107,125
Kazakhstan: 0.7%
	100,000	KazMunayGas National Co. 7.00%, 05/05/20 Reg S	106,750
Luxembourg: 2.8%
	100,000	EVRAZ Group SA 9.50%, 04/24/18 Reg S	107,906
	200,000	Gaz Capital SA 6.51%, 03/07/22 Reg S	216,969
	100,000	SB Cap SA 5.40%, 03/24/17 Reg S	102,746
			427,621
Malaysia: 0.8%
	100,000	Petronas Capital Ltd. 7.88%, 05/22/22 Reg S	128,975
Mexico: 4.3%
		America Movil SAB de CV
EUR	100,000	4.13%, 10/25/19	128,234
USD	25,000	5.00%, 03/30/20	27,665
	100,000	BBVA Bancomer SA 6.75%, 09/30/22 144A	110,000
	85,000	Grupo Televisa SAB 6.63%, 01/15/40	95,452
		Petróleos Mexicanos
	150,000	5.50%, 01/21/21	157,687
EUR	50,000	5.50%, 02/24/25 Reg S	63,280
USD	64,000	6.63%, 06/15/38	64,480
			646,798
Netherlands: 4.3%
	100,000	Bharti Airtel International Netherlands BV 5.13%, 03/11/23 144A	107,797

See Notes to Financial Statements

35

EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

Netherlands: (continued)
USD	100,000	Lukoil International Finance BV 7.25%, 11/05/19 Reg S	$111,616
	128,000	Majapahit Holding BV 7.75%, 01/20/20 Reg S	146,880
		Petrobras International Finance Co.
	128,000	3.50%, 02/06/17	127,059
	77,000	6.75%, 01/27/41	60,614
	100,000	VimpelCom Holdings BV 5.95%, 02/13/23 144A	99,800
			653,766
Peru: 0.8%
	108,000	Banco de Credito del Peru 5.38%, 09/16/20 Reg S	118,800
South Africa: 0.6%
	100,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/21 † 144A	94,674
Turkey: 1.7%
	50,000	Turkiye Garanti Bankasi AS 5.25%, 09/13/22 Reg S	51,568
	100,000	Turkiye Is Bankasi 5.50%, 04/21/19 144A	104,152
	100,000	Turkiye Vakiflar Bankasi TAO 6.00%, 11/01/22 144A	100,112
			255,832
United Arab Emirates: 1.5%
	100,000	DP World Ltd. 6.85%, 07/02/37 Reg S	104,186
	100,000	Dubai Electricity & Water Authority 7.38%, 10/21/20 Reg S	118,062
			222,248
United Kingdom: 1.0%
	30,000	AngloGold Ashanti Holdings Plc 8.50%, 07/30/16 (c)	32,460
	128,000	Vedanta Resources Plc 9.50%, 07/18/18 † Reg S	120,000
			152,460
United States: 1.4%
	100,000	Cemex Finance, LLC 6.00%, 04/01/19 (c) 144A	99,875
	100,000	Reliance Holding USA, Inc. 5.40%, 02/14/22 144A	110,932
			210,807
Venezuela: 0.6%
		Petróleos de Venezuela SA
	132,700	5.38%, 04/12/27 Reg S	46,976
	68,000	8.50%, 11/02/17 Reg S	39,950
	30,000	9.00%, 11/17/21 Reg S	11,918
			98,844
Total Corporate Bonds (Cost: $5,890,337)			5,801,726
Principal
Amount			Value

GOVERNMENT OBLIGATIONS: 59.2%
Argentina: 0.3%
EUR	60,000	Provincia de Buenos Aires 4.00%, 05/15/35 (s) Reg S	$48,441
Bahrain: 0.4%
USD	64,000	Bahrain Government International Bonds 6.13%, 08/01/23 144A	63,730
Brazil: 5.1%
	28,000	Banco Nacional de Desenvolvimento Economico e Social 6.50%, 06/10/19 Reg S	29,252
		Brazilian Government International Bonds
	88,000	4.88%, 01/22/21	89,760
	63,000	6.00%, 01/17/17	65,111
BRL	420,000	Letra do Tesouro Nacional 15.50%, 01/01/19 ^	89,039
		Notas do Tesouro Nacional, Series F
	196,000	10.00%, 01/01/17	55,715
	102,000	10.00%, 01/01/19	28,079
	855,000	10.00%, 01/01/21	229,727
	425,000	10.00%, 01/01/23	110,319
	300,000	10.00%, 01/01/25	76,453
			773,455
Cayman Islands: 0.8%
EUR	100,000	IPIC GMTN Ltd. 4.88%, 05/14/16 Reg S	114,724
Chile: 1.4%
		Chilean Government International Bonds
USD	50,000	3.88%, 08/05/20	54,375
CLP	9,000,000	5.50%, 08/05/20	14,411
USD	119,600	Corp. Nacional del Cobre de Chile 7.50%, 01/15/19 144A	136,781
			205,567
China / Hong Kong: 0.9%
	128,000	Bank of China Ltd. 5.55%, 02/11/20 Reg S	140,235
Colombia: 2.2%
		Colombian Government International Bonds
	128,000	7.38%, 03/18/19	145,920
COP	537,000,000	7.75%, 04/14/21	193,157
			339,077
Croatia: 0.7%
USD	100,000	Croatia Government International Bonds 6.75%, 11/05/19 Reg S	109,943
Czech Republic: 0.8%
		Czech Republic Government Bonds
EUR	35,000	3.88%, 05/24/22 Reg S	48,934
CZK	1,100,000	5.70%, 05/25/24 Reg S	66,907
			115,841

See Notes to Financial Statements

36

Principal
Amount			Value

Dominican Republic: 0.2%
USD	21,200	Dominican Republic International Bonds 7.50%, 05/06/21 Reg S	$23,267
Hungary: 2.2%
		Hungarian Government Bonds
HUF	20,300,000	6.00%, 11/24/23	91,203
USD	100,000	6.38%, 03/29/21	114,019
HUF	26,920,000	7.50%, 11/12/20	121,989
			327,211
Indonesia: 4.7%
USD	192,000	Indonesia Government International Bonds 5.88%, 03/13/20 Reg S	214,442
		Indonesian Treasury Bonds
IDR	960,000,000	8.38%, 03/15/24	76,223
	1,743,000,000	8.38%, 09/15/26	138,290
	1,479,000,000	10.50%, 08/15/30	137,916
	1,682,000,000	11.00%, 11/15/20	145,337
			712,208
Israel: 2.2%
		Israel Government Bonds
ILS	565,000	4.25%, 03/31/23	180,122
	385,000	5.00%, 01/31/20	119,849
	135,000	5.50%, 02/28/17	37,800
			337,771
Lebanon: 1.0%
USD	140,000	Lebanon Government International Bonds 8.25%, 04/12/21 Reg S	153,664
Lithuania: 0.4%
	50,000	Lithuania Government International Bonds 7.38%, 02/11/20 Reg S	59,279
Malaysia: 3.1%
		Malaysian Government Bonds
MYR	835,000	3.48%, 03/15/23	210,113
	670,000	3.89%, 03/15/27	168,484
	351,000	5.73%, 07/30/19	96,016
			474,613
Mexico: 5.5%
		Mexican Government International Bonds
USD	77,000	4.00%, 10/02/23	80,850
	73,000	5.63%, 01/15/17	75,300
	102,000	6.05%, 01/11/40	121,252
MXN	1,460,100	7.50%, 06/03/27	95,612
	5,294,900	8.00%, 06/11/20	342,532
	1,670,000	10.00%, 12/05/24	125,845
			841,391
Nigeria: 0.7%
NGN	18,470,000	Nigerian Government Bonds 16.39%, 01/27/22	107,350
Panama: 0.6%
USD	69,400	Panamanian Government International Bonds 7.13%, 01/29/26	90,047
Principal
Amount			Value

Peru: 1.2%
		Peruvian Government International Bonds
PEN	90,000	5.70%, 08/12/24	$27,326
USD	62,000	7.35%, 07/21/25	83,142
PEN	200,000	7.84%, 08/12/20	67,286
			177,754
Philippines: 1.2%
USD	142,000	Philippine Government International Bonds 5.00%, 01/13/37	179,566
Poland: 4.2%
		Poland Government International Bonds
PLN	580,000	2.50%, 07/25/18	155,105
	150,000	3.25%, 07/25/25	40,331
	625,000	4.00%, 10/25/23	177,275
	450,000	5.75%, 04/25/29	148,154
USD	100,000	6.38%, 07/15/19	114,037
			634,902
Qatar: 0.7%
	100,000	Qatar Government International Bonds 5.25%, 01/20/20 Reg S	111,118
Romania: 1.3%
		Romanian Government International Bonds
EUR	50,000	4.63%, 09/18/20 Reg S	66,831
RON	450,000	5.90%, 07/26/17	122,323
			189,154
Russia: 3.0%
		Russian Federal Bonds
RUB	3,550,000	7.50%, 03/15/18	53,457
	4,550,000	7.50%, 02/27/19	67,741
USD	28,250	7.50%, 03/31/30 (s) Reg S	34,524
RUB	10,080,000	8.15%, 02/03/27	150,579
USD	130,000	11.00%, 07/24/18 Reg S	153,111
			459,412
Serbia: 0.3%
	50,000	Serbian International Bonds 4.88%, 02/25/20 144A	51,278
South Africa: 3.6%
		South Africa Government International Bonds
	78,000	5.50%, 03/09/20 †	83,118
ZAR	2,604,300	7.75%, 02/28/23	173,906
	1,331,400	8.25%, 09/15/17	94,394
	2,070,000	8.75%, 02/28/48	131,858
	790,000	10.50%, 12/21/26	61,496
			544,772
Thailand: 3.6%
		Thailand Government Bonds
THB	3,680,000	3.25%, 06/16/17	107,630
	8,863,000	3.63%, 06/16/23	287,293
	4,100,000	4.88%, 06/22/29	154,993
			549,916

See Notes to Financial Statements

37

EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

Turkey: 4.8%
		Turkey Government International Bonds
USD	90,000	6.88%, 03/17/36	$107,471
TRY	488,600	7.10%, 03/08/23	158,157
USD	160,000	7.38%, 02/05/25	194,392
TRY	357,100	9.00%, 03/08/17	127,988
	370,000	10.50%, 01/15/20	139,298
			727,306
Ukraine: 0.6%
		Ukraine Government International Bonds
USD	20,000	0.00% 05/31/40 (a) 144A	6,346
	83,401	7.75%, 09/01/20 144A	80,276
			86,622
United Arab Emirates: 0.7%
	100,00	Abu Dhabi National Energy Co. 6.25%, 09/16/19 Reg S	111,891
Uruguay: 0.5%
	77,000	Uruguay Government International Bonds 4.50%, 08/14/24 †	81,909
Venezuela: 0.3%
	100,000	Venezuelan Government International Bonds 9.25%, 05/07/28 Reg S	39,000
Total Government Obligations (Cost: $10,056,756)			8,982,414
Number
of Shares			Value

MONEY MARKET FUND: 0.5% (Cost: $76,580)
	76,580	Dreyfus Government Cash Management Fund	$76,580
Total Investments Before Collateral for Securities Loaned: 97.9% (Cost: $16,023,673)			14,860,720

Principal
Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 2.8% (Cost: $423,713)
Repurchase Agreement: 2.8%
USD	423,713	Repurchase agreement dated 4/29/16 with Daiwa Capital Markets America, Inc., 0.32%, due 5/2/16, proceeds $423,724; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 5/5/16 to 9/9/49, valued at $432,187 including accrued interest)	423,713
Total Investments: 100.7% (Cost: $16,447,386)			15,284,433
Liabilities in excess of other assets: (0.7)%			(105,418)
NET ASSETS: 100.0%			$15,179,015

See Notes to Financial Statements

38

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Sheqel
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
(a)	Coupon is based upon predetermined growth targets for the Gross Domestic Product of Ukraine. The rate shown reflects the rate in effect at the end of the reporting period.
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond — the rate shown is the effective yield at purchase date
†	Security fully or partially on loan. Total market value of securities on loan is $411,876.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,839,104, or 12.1% of net assets.

Summary of Investments by Sector Excluding Collateral of Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	4.0%	$590,506
Communications	5.0	742,297
Consumer, Non-cyclical	1.4	203,767
Diversified	1.5	227,273
Energy	12.2	1,812,359
Financial	9.8	1,455,221
Government	60.4	8,982,414
Industrial	0.7	99,875
Utilities	4.5	670,428
Money Market Fund	0.5	76,580
	100.0%	$14,860,720

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$5,801,726	$—	$5,801,726
Government Obligations*	—	8,982,414	—	8,982,414
Money Market Fund	76,580	—	—	76,580
Repurchase Agreement	—	423,713	—	423,713
Total	$76,580	$15,207,853	$—	$15,284,433

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

39

EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal Amount		Value

CORPORATE BONDS: 89.9%
Argentina: 3.4%
$450,000	Banco de Galicia y Buenos Aires SA 8.75%, 05/30/16 (c) 144A	$470,813
500,000	IRSA Propiedades Comerciales SA 8.75%, 03/23/20 (c) 144A	526,875
	Pan American Energy LLC
200,000	7.88%, 05/07/21 Reg S	197,940
470,000	7.88%, 05/07/21 144A	465,159
400,000	Petrobras Argentina SA 5.88%, 05/15/17 144A	398,500
57,320	Transportadora de Gas del Sur SA 9.63%, 05/14/18 (c) 144A	59,613
	YPF SA
1,740,000	8.50%, 07/28/25 † 144A	1,798,725
3,015,000	8.75%, 04/04/24 † 144A	3,158,212
1,195,000	8.88%, 12/19/18 † 144A	1,285,760
		8,361,597
Austria: 0.3%
700,000	JBS Investments GmbH 7.75%, 10/28/17 (c) 144A	722,750
Azerbaijan: 0.8%
700,000	International Bank of Azerbaijan OJSC 5.63%, 06/11/19 Reg S	665,350
1,200,000	Southern Gas Corridor CJSC 6.88%, 03/24/26 144A	1,237,170
		1,902,520
Bangladesh: 0.2%
400,000	Banglalink Digital Communications Ltd. 8.63%, 05/06/17 (c) 144A	425,200
Barbados: 0.7%
1,640,000	Columbus International, Inc. 7.38%, 03/30/18 (c) 144A	1,748,158
Bermuda: 3.5%
645,000	China Oil & Gas Group Ltd. 5.25%, 05/30/16 (c) 144A	653,062
	Digicel Group Ltd.
1,400,000	7.13%, 04/01/17 (c) 144A	1,146,250
1,835,000	8.25%, 09/30/16 (c) 144A	1,683,612
	Digicel Ltd.
1,900,000	6.00%, 05/30/16 (c) 144A	1,748,000
1,600,000	6.75%, 03/01/18 (c) 144A	1,451,000
450,000	GCX Ltd. 7.00%, 08/01/16 (c) 144A	427,495
550,000	GeoPark Latin America Ltd., Agencia en Chile 7.50%, 02/11/17 (c) Reg S	393,250
	Inkia Energy Ltd.
300,000	8.38%, 05/31/16 (c) Reg S	311,250
350,000	8.38%, 05/31/16 (c) 144A	363,125
700,000	Noble Group Ltd. 6.75%, 01/29/20 144A	496,930
		8,673,974
Brazil: 4.8%
150,000	Banco ABC Brasil SA 7.88%, 04/08/20 144A	150,750
	Banco Bradesco SA
160,000	5.75%, 03/01/22 144A	164,352
820,000	5.90%, 01/16/21 144A	852,800
Principal Amount		Value

Brazil: (continued)
	Banco BTG Pactual SA
$525,000	5.75%, 09/28/22 Reg S	$430,500
75,000	5.75%, 09/28/22 144A	61,500
	Banco do Brasil SA
1,230,000	5.88%, 01/26/22 144A	1,168,869
820,000	8.50%, 10/20/20 (c) 144A	766,700
	Banco do Estado do Rio Grande do Sul SA
400,000	7.38%, 02/02/22 Reg S	349,000
50,000	7.38%, 02/02/22 144A	43,625
1,410,000	Banco Nacional de Desenvolvimento Economico e Social 5.50%, 07/12/20 144A	1,422,690
400,000	Banco Pan SA 8.50%, 04/23/20 144A	332,000
438,000	Banco Votorantim SA 7.38%, 01/21/20 144A	456,615
1,120,000	Caixa Economica Federal 4.25%, 05/13/19 144A	1,080,912
	Centrais Eletricas Brasileiras SA
520,000	5.75%, 10/27/21 † 144A	471,900
485,000	6.88%, 07/30/19 144A	482,575
	Itau Unibanco Holding SA
2,515,000	5.13%, 05/13/23 † 144A	2,452,125
350,000	5.75%, 01/22/21 † 144A	358,533
770,000	Oi SA 5.75%, 02/10/22 † 144A	202,125
620,000	Telemar Norte Leste SA 5.50%, 10/23/20 144A	207,700
450,000	Votorantim Cimentos SA 7.25%, 04/05/41 144A	400,365
		11,855,636
British Virgin Islands: 2.9%
600,000	Arcos Dorados Holdings, Inc. 6.63%, 09/27/23 144A	583,500
500,000	Central American Bottling Corp. 6.75%, 02/09/17 (c) 144A	526,250
1,140,000	Gold Fields Orogen Holding BVI Ltd. 4.88%, 10/07/20 144A	1,074,450
650,000	GTL Trade Finance, Inc. 5.89%, 01/29/24 (c) † 144A	580,970
600,000	Oceanwide Holdings International Co. Ltd. 9.63%, 08/11/18 (c) (p) Reg S	641,002
400,000	Road King 2012 Ltd. 9.88%, 05/16/16 (c) † Reg S	419,420
450,000	Sparkle Assets Ltd. 6.88%, 01/30/17 (c) † Reg S	470,023
500,000	Star Energy Geothermal Wayang Windu Ltd. 6.13%, 03/28/17 (c) 144A	507,500
1,100,000	Studio City Finance Ltd. 8.50%, 05/31/16 (c) 144A	1,109,900
815,000	Trillion Chance Ltd. 8.50%, 01/10/17 (c) Reg S	852,694
400,000	Yingde Gases Investment Ltd. 8.13%, 05/31/16 (c) Reg S	313,000
		7,078,709

See Notes to Financial Statements

40

Principal Amount		Value

Canada: 0.3%
	Pacific Exploration and Production Corp.
$1,375,000	5.13%, 03/28/18 (c) 144A	$209,688
1,905,000	5.38%, 01/26/17 (c) 144A	295,275
1,978,000	5.63%, 01/19/20 (c) 144A	306,590
		811,553
Cayman Islands: 14.5%
1,020,000	Agile Property Holdings Ltd. 8.88%, 05/31/16 (c) Reg S	1,027,140
500,000	Agromercantil Senior Trust 6.25%, 04/10/19 144A	513,750
820,000	Alpha Star Holding Ltd. 4.97%, 04/09/19 Reg S	764,811
700,000	Batelco International Finance No. 1 Ltd. 4.25%, 05/01/20 Reg S	689,716
800,000	CAR, Inc. 6.13%, 02/04/18 (c) 144A	818,243
500,000	Cementos Progreso Trust 7.13%, 05/06/18 (c) 144A	535,000
600,000	Central China Real Estate Ltd. 6.50%, 06/04/16 (c) Reg S	601,361
590,000	China Hongqiao Group Ltd. 7.63%, 06/26/17 † Reg S	599,002
400,000	China Shanshui Cement Group Ltd. 7.50%, 03/10/18 (c) † § Reg S	288,140
815,000	CIFI Holdings Group Co. Ltd. 8.88%, 01/27/17 (c) Reg S	874,461
1,125,000	Comcel Trust 6.88%, 02/06/19 (c) 144A	1,068,750
	Country Garden Holdings Co. Ltd.
1,440,000	7.50%, 01/10/18 (c) † 144A	1,480,576
1,300,000	7.50%, 03/09/18 (c) † Reg S	1,357,234
400,000	DIP Sukuk Ltd. 4.29%, 02/20/19 Reg S	406,298
650,000	Emaar Sukuk Ltd. 6.40%, 07/18/19 Reg S	722,035
2,090,000	Evergrande Real Estate Group Ltd. 8.75%, 10/30/16 (c) 144A	2,040,467
300,000	Future Land Development Holdings Ltd. 10.25%, 07/21/17 (c) Reg S	325,245
400,000	Geely Automobile Holdings Ltd. 5.25%, 10/06/17 (c) 144A	417,520
1,205,000	Global A&T Electronics Ltd. 10.00%, 05/30/16 (c) 144A	750,112
200,000	Glorious Property Holdings Ltd. 13.25%, 03/04/17 (c) Reg S	166,000
	Greenland Hong Kong Holdings Ltd.
250,000	4.38%, 08/07/17 † Reg S	250,950
200,000	4.75%, 10/18/16 Reg S	200,750
	Greentown China Holdings Ltd.
200,000	5.88%, 08/11/18 (c) † Reg S	210,746
750,000	8.50%, 05/31/16 (c) Reg S	784,744
950,000	Grupo Aval Ltd. 4.75%, 09/26/22 144A	920,312
669,884	Guanay Finance Ltd. 6.00%, 12/15/20 144A	668,209
750,000	Industrial Senior Trust 5.50%, 11/01/22 144A	731,250
Principal Amount		Value

Cayman Islands: (continued)
$1,080,000	KWG Property Holdings Ltd. 8.98%, 01/14/17 (c) Reg S	$1,151,602
940,000	Longfor Properties Co. Ltd. 6.75%, 01/29/18 (c) † Reg S	1,005,249
600,000	MAF Global Securities Ltd. 7.13%, 10/29/18 (c) Reg S	630,858
775,000	Marfrig Overseas Ltd. 9.50%, 05/31/16 (c) 144A	798,250
1,240,000	MCE Finance Ltd. 5.00%, 05/31/16 (c) 144A	1,201,011
650,000	MIE Holdings Corp. 7.50%, 04/25/17 (c) 144A	445,250
836,025	Odebrecht Drilling Norbe VIII/IX Ltd. 6.35%, 06/30/20 (c) † 144A	180,163
747,490	Odebrecht Offshore Drilling Finance Ltd. 6.75%, 12/01/21 (c) 144A	104,649
500,000	Parkson Retail Group Ltd. 4.50%, 05/03/18 Reg S	442,532
810,000	Shelf Drilling Holdings Ltd. 8.63%, 05/31/16 (c) 144A	579,150
	Shimao Property Holdings Ltd.
1,080,000	6.63%, 01/14/17 (c) Reg S	1,129,993
1,600,000	8.38%, 02/10/19 (c) † Reg S	1,769,861
900,000	Sunac China Holdings Ltd. 9.38%, 05/31/16 (c) Reg S	942,750
400,000	Suzano Trading Ltd. 5.88%, 01/23/21 144A	410,000
475,000	TAM Capital 3, Inc. 8.38%, 06/03/16 (c) 144A	436,406
	Vale Overseas Ltd.
1,525,000	4.38%, 01/11/22 †	1,418,250
1,860,000	6.88%, 11/21/36	1,678,650
1,915,000	Wynn Macau Ltd. 5.25%, 10/15/16 (c) † 144A	1,843,187
500,000	Yuzhou Properties Co. Ltd. 8.63%, 01/24/17 (c) Reg S	527,507
		35,908,140
Chile: 0.9%
710,000	AES Gener SA 8.38%, 06/18/19 (c) † 144A	741,950
750,000	CorpGroup Banking SA 6.75%, 03/15/18 (c) 144A	717,187
800,000	Latam Airlines Group SA 7.25%, 06/09/20 144A	759,000
		2,218,137
China / Hong Kong: 1.5%
	Bank of East Asia Ltd.
720,000	4.25%, 11/20/19 (c) † Reg S	725,026
1,250,000	5.50%, 12/02/20 (c) † Reg S	1,201,502
445,000	China CITIC Bank International Ltd. 6.88%, 06/24/20 † Reg S	495,252
300,000	Chong Hing Bank Ltd. 6.50%, 09/25/19 (c) † Reg S	311,908
655,000	Yancoal International Resources Development Co. Ltd. 5.73%, 05/16/22 Reg S	591,137
600,000	Zoomlion HK SPV Co. Ltd. 6.13%, 12/20/22 144A	510,000
		3,834,825

See Notes to Financial Statements

41

EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Colombia: 1.4%
$600,000	Banco Davivienda SA 5.88%, 07/09/22 † 144A	$611,460
700,000	Banco de Bogota SA 5.38%, 02/19/23 144A	706,790
565,000	Banco GNB Sudameris SA 3.88%, 05/02/18 144A	556,525
	Colombia Telecomunicaciones SA ESP
830,000	5.38%, 09/27/17 (c) 144A	798,875
905,000	8.50%, 03/30/20 (c) 144A	809,975
		3,483,625
Croatia: 0.5%
	Agrokor D.D.
350,000	8.88%, 05/31/16 (c) Reg S	374,500
50,000	8.88%, 05/31/16 (c) 144A	53,500
800,000	Hrvatska Elektroprivreda 5.88%, 10/23/22 144A	829,123
		1,257,123
Dominican Republic: 0.5%
	Aeropuertos Dominicanos Siglo XXI SA
400,000	9.75%, 05/31/16 (c) (s) Reg S	427,000
275,000	9.75%, 05/31/16 (c) (s) 144A	293,563
550,000	Banco de Reservas de la Republica Dominicana 7.00%, 02/01/23 144A	547,250
		1,267,813
Georgia: 0.5%
	Bank of Georgia JSC
250,000	7.75%, 07/05/17 Reg S	261,748
300,000	7.75%, 07/05/17 144A	314,097
720,000	Georgian Railway JSC 7.75%, 07/11/22 144A	777,600
		1,353,445
Hungary: 0.5%
1,045,000	MFB Magyar Fejlesztesi Bank Zrt 6.25%, 10/21/20 144A	1,159,825
India: 1.6%
500,000	Bank of Baroda 6.63%, 05/25/17 (c) Reg S	516,118
	ICICI Bank Ltd.
465,000	6.38%, 04/30/17 (c) Reg S	474,305
590,000	6.38%, 04/30/17 (c) 144A	601,806
645,000	Indian Overseas Bank 4.63%, 02/21/18 Reg S	664,010
820,000	JSW Steel Ltd. 4.75%, 11/12/19 Reg S	727,455
400,000	Reliance Communications Ltd. 6.50%, 11/06/20 Reg S	410,240
600,000	Tata Motors Ltd. 4.63%, 04/30/20 † Reg S	630,001
		4,023,935
Indonesia: 1.6%
900,000	Berau Coal Energy Tbk PT 7.25%, 05/31/16 (c) (d) 144A	139,500
	Gajah Tunggal Tbk PT
600,000	7.75%, 05/31/16 (c) † Reg S	466,500
90,000	7.75%, 05/31/16 (c) 144A	69,975
Principal Amount		Value

Indonesia: (continued)
	Perusahaan Listrik Negara PT
$1,750,000	5.25%, 10/24/42 144A	$1,623,125
1,450,000	5.50%, 11/22/21 Reg S	1,562,375
		3,861,475
Ireland: 4.3%
400,000	AK Transneft OJSC 8.70%, 08/07/18 144A	445,503
	Alfa Bank OJSC
500,000	7.75%, 04/28/21 144A	553,375
545,000	7.88%, 09/25/17 Reg S	577,498
300,000	Brunswick Rail Finance Ltd. 6.50%, 11/01/17 Reg S	139,500
250,000	Credit Bank of Moscow 7.70%, 02/01/18 Reg S	258,632
300,000	EDC Finance Ltd. 4.88%, 04/17/20 144A	292,777
400,000	EuroChem Mineral & Chemical Co. OJSC 5.13%, 12/12/17 144A	408,568
600,000	Gazprombank OJSC 7.25%, 05/03/19 Reg S	632,989
500,000	Metalloinvest Finance Ltd. 5.63%, 04/17/20 144A	507,538
450,000	Mobile Telesystems OJSC 5.00%, 05/30/23 144A	451,688
500,000	Nomos Bank 7.25%, 04/25/18 144A	517,500
700,000	Novatek OAO 4.42%, 12/13/22 144A	672,000
300,000	Phosagro OAO 4.20%, 02/13/18 144A	303,750
925,000	Rosneft Oil Co. 4.20%, 03/06/22 144A	888,268
600,000	Russian Railways 5.70%, 04/05/22 Reg S	625,173
400,000	SCF Capital Ltd. 5.38%, 10/27/17 144A	408,268
325,000	Sibur Securities Ltd. 3.91%, 01/31/18 144A	325,770
300,000	Vimpel Communications OJSC 9.13%, 04/30/18 144A	329,564
2,120,000	Vnesheconombank 6.90%, 07/09/20 144A	2,233,763
		10,572,124
Israel: 0.5%
1,035,000	B Communications Ltd. 7.38%, 02/15/17 (c) † 144A	1,125,562
Kazakhstan: 1.3%
	Halyk Savings Bank of Kazakhstan JSC
100,000	7.25%, 05/03/17 Reg S	102,525
1,140,000	7.25%, 05/03/17 144A	1,168,785
250,000	Kazkommertsbank JSC 7.50%, 11/29/16 144A	244,375
600,000	Samruk-Energy JSC 3.75%, 12/20/17 Reg S	591,780
1,250,000	Zhaikmunai International BV 7.13%, 11/13/16 (c) 144A	1,043,750
		3,151,215

See Notes to Financial Statements

42

Principal Amount		Value

Luxembourg: 7.9%
$500,000	ALROSA Finance SA 7.75%, 11/03/20 144A	$557,615
500,000	Andrade Gutierrez International SA 4.00%, 04/30/18 144A	320,000
1,310,000	Consolidated Energy Finance SA 6.75%, 10/15/16 (c) 144A	1,244,500
400,000	Cosan Luxembourg SA 5.00%, 03/14/18 (c) Reg S	360,000
700,000	CSN Resources SA 6.50%, 07/21/20 144A	469,000
920,000	Evraz Group SA 6.75%, 04/27/18 144A	933,800
450,000	Far East Capital Ltd. SA 8.00%, 05/30/16 (c) 144A	175,500
1,020,000	Gazprom Neft OAO 6.00%, 11/27/23 144A	1,046,775
	Gazprom OAO
800,000	4.95%, 07/19/22 144A	809,682
700,000	9.25%, 04/23/19 (p) 144A	805,220
	Gazprom PAO
200,000	6.21%, 11/22/16 144A	204,708
770,000	7.29%, 08/16/37 144A	860,221
	MHP SA
200,000	8.25%, 04/02/20 Reg S	182,500
675,000	8.25%, 04/02/20 144A	615,937
380,000	Minerva Luxembourg SA 7.75%, 01/31/18 (c) 144A	388,075
600,000	MOL Group Finance SA 6.25%, 09/26/19 † Reg S	654,405
	Offshore Drilling Holding SA
700,000	8.38%, 09/20/17 (c) Reg S	322,000
590,000	8.38%, 09/20/17 (c) 144A	271,400
1,155,000	Puma International Financing SA 6.75%, 02/01/17 (c) 144A	1,143,450
300,000	QGOG Constellation SA 6.25%, 11/09/16 (c) Reg S	165,000
	Rosneft Finance SA
200,000	7.25%, 02/02/20 144A	219,875
545,000	7.88%, 03/13/18 144A	587,237
	Russian Agricultural Bank OJSC
1,130,000	5.10%, 07/25/18 144A	1,163,165
300,000	6.00%, 06/03/16 (c) Reg S	299,989
	Sberbank of Russia
800,000	4.95%, 02/07/17 144A	815,938
1,000,000	5.13%, 10/29/22 144A	1,004,146
750,000	6.13%, 02/07/22 144A	806,178
	Severstal OAO
400,000	5.90%, 10/17/22 144A	418,700
200,000	6.70%, 10/25/17 144A	210,375
250,000	Sistema JSFC 6.95%, 05/17/19 144A	264,130
500,000	Topaz Marine SA 8.63%, 11/01/16 (c) 144A	477,500
	VTB Bank OJSC
580,000	6.00%, 04/12/17 144A	597,031
730,000	6.88%, 05/29/18 (p) 144A	778,377
470,000	VTB Bank SA 6.95%, 10/17/22 144A	468,755
		19,641,184
Principal Amount		Value

Marshall Islands: 0.2%
$690,000	Navios South American Logistics, Inc. 7.25%, 05/01/17 (c) 144A	$422,625
Mexico: 5.4%
	BBVA Bancomer SA
685,000	6.01%, 05/17/17 (c) Reg S	701,371
1,395,000	7.25%, 04/22/20 144A	1,545,660
	Cemex SAB de CV
970,000	5.88%, 05/31/16 (c) † 144A	994,153
1,070,000	6.50%, 12/10/17 (c) 144A	1,130,187
1,160,000	7.25%, 01/15/18 (c) 144A	1,241,200
621,000	Controladora Mabe SA de CV 7.88%, 10/28/19 Reg S	693,781
600,000	Credito Real SAB de CV 7.50%, 03/13/17 (c) 144A	612,750
510,000	Elementia SAB de CV 5.50%, 01/15/20 (c) 144A	507,450
720,000	Grupo Elektra SAB de CV 7.25%, 05/31/16 (c) † Reg S	719,100
500,000	Grupo Idesa SA de CV 7.88%, 12/18/17 (c) 144A	491,250
400,000	Grupo KUO SAB de CV 6.25%, 12/04/17 (c) 144A	401,000
340,000	Grupo Papelero Scribe SAB de CV 8.88%, 05/31/16 (c) 144A	338,300
550,000	Grupo Posadas SAB de CV 7.88%, 06/30/19 (c) 144A	550,000
500,000	Metalsa SA de CV 4.90%, 04/24/23 144A	481,200
600,000	Office Depot de Mexico SA de CV 6.88%, 09/20/17 (c) 144A	624,750
595,000	Sixsigma Networks Mexico SA de CV 8.25%, 11/07/17 (c) 144A	574,175
650,000	Tenedora Nemak SA 5.50%, 02/28/18 (c) 144A	678,437
720,000	TV Azteca SAB de CV 7.63%, 09/18/17 (c) Reg S	451,800
600,000	Unifin Financiera SAPI de CV 6.25%, 07/22/17 (c) 144A	581,280
		13,317,844
Mongolia: 0.2%
600,000	Trade & Development Bank of Mongolia LLC 9.38%, 05/19/20 144A	560,711
Morocco: 0.2%
500,000	BMCE Bank 6.25%, 11/27/18 Reg S	528,065
Netherlands: 6.1%
	Access Finance BV
200,000	7.25%, 07/25/17 Reg S	198,581
705,000	7.25%, 07/25/17 144A	699,997
870,000	Ajecorp BV 6.50%, 05/14/17 (c) † 144A	398,112
550,000	Cimpor Financial Operations BV 5.75%, 07/17/19 (c) 144A	422,785
500,000	Credit Europe Bank NV 8.00%, 01/24/18 (c) Reg S	497,500
900,000	EA Partners I BV 6.88%, 09/28/20 † Reg S	912,645

See Notes to Financial Statements

43

EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Netherlands: (continued)
	FBN Finance Co. BV
$675,000	8.00%, 07/23/19 (c) 144A	$504,225
400,000	8.25%, 08/07/18 (c) 144A	320,799
730,000	Greenko Dutch BV 8.00%, 08/01/17 (c) 144A	784,750
50,000	GTB Finance BV 7.50%, 05/19/16 144A	49,922
955,000	Indo Energy Finance II BV 6.38%, 01/24/18 (c) 144A	466,399
665,000	Listrindo Capital BV 6.95%, 05/31/16 (c) † Reg S	692,431
	Majapahit Holding BV
1,910,000	7.75%, 01/20/20 144A	2,191,725
1,495,000	8.00%, 08/07/19 144A	1,707,290
	Petrobras Global Finance BV
1,260,000	4.38%, 05/20/23 †	997,920
1,050,000	6.25%, 03/17/24	918,750
1,300,000	Petrobras International Finance Co. 5.38%, 01/27/21	1,158,625
455,000	VimpelCom Holdings BV 7.50%, 03/01/22 144A	486,850
1,735,000	VTR Finance BV 6.88%, 01/15/19 (c) 144A	1,737,169
		15,146,475
Nigeria: 0.4%
500,000	Fidelity Bank Plc 6.88%, 05/09/18 144A	395,000
650,000	Zenith Bank Plc 6.25%, 04/22/19 144A	602,875
		997,875
Panama: 0.5%
400,000	AES El Salvador Trust II 6.75%, 03/28/18 (c) 144A	325,000
500,000	AES Panama SRL 6.00%, 06/25/19 (c) 144A	506,250
650,000	Avianca Holdings SA 8.38%, 05/10/17 (c) 144A	520,000
		1,351,250
Paraguay: 0.3%
450,000	Banco Regional SAECA 8.13%, 01/24/19 144A	469,260
400,000	Telefonica Celular del Paraguay SA 6.75%, 12/13/17 (c) 144A	396,000
		865,260
Peru: 1.4%
500,000	Cementos Pacasmayo SAA 4.50%, 02/08/23 144A	498,000
375,000	Ferreycorp SAA 4.88%, 04/26/17 (c) 144A	375,000
510,000	InRetail Consumer 5.25%, 10/10/18 (c) 144A	522,495
565,000	InRetail Shopping Malls 6.50%, 07/09/18 (c) 144A	584,775
850,000	Union Andina de Cementos SAA 5.88%, 10/30/18 (c) 144A	875,500
880,000	Volcan Cia Minera SAA 5.38%, 02/02/22 † 144A	712,800
		3,568,570
Principal Amount		Value

Philippines: 0.2%
$500,000	Security Bank Corp. 3.95%, 02/03/20 Reg S	$530,320
Russia: 0.1%
	Ukrlandfarming Plc
400,000	10.88%, 03/26/18 Reg S	122,000
225,000	10.88%, 03/26/18 144A	68,625
		190,625
Singapore: 2.1%
2,040,000	ABJA Investment Co. Pte Ltd. 5.95%, 07/31/24 Reg S	1,945,883
111,000	Bakrie Telecom Pte Ltd. 11.50%, 05/07/15 (d) * Reg S	5,828
500,000	Pratama Agung Pte Ltd. 6.25%, 02/24/18 (c) † Reg S	508,165
	STATS ChipPAC Ltd.
118,000	4.50%, 05/30/16 (c) 144A	114,755
600,000	8.50%, 11/24/18 (c) 144A	612,000
780,000	TBG Global Pte Ltd. 4.63%, 04/03/17 (c) 144A	792,714
600,000	Theta Capital Pte Ltd. 6.13%, 11/14/16 (c) † Reg S	605,941
	Yanlord Land Group Ltd.
200,000	10.63%, 05/31/16 (c) Reg S	206,700
400,000	10.63%, 05/31/16 (c) 144A	413,400
		5,205,386
South Africa: 2.0%
	Eskom Holdings SOC Ltd.
1,780,000	5.75%, 01/26/21 † 144A	1,685,204
1,780,000	6.75%, 08/06/23 144A	1,681,655
1,740,000	7.13%, 02/11/25 † 144A	1,654,435
		5,021,294
South Korea: 1.3%
	Woori Bank Co. Ltd.
1,900,000	5.00%, 06/10/20 (c) 144A	1,915,358
1,290,000	6.21%, 05/02/17 (c) 144A	1,341,915
		3,257,273
Spain: 0.5%
1,075,000	Cemex Espana 9.88%, 04/30/16 (c) 144A	1,132,781
Sri Lanka: 0.9%
	Bank of Ceylon
700,000	5.33%, 04/16/18 Reg S	691,250
495,000	6.88%, 05/03/17 Reg S	506,138
75,000	6.88%, 05/03/17 144A	76,688
1,000,000	National Savings Bank 8.88%, 09/18/18 144A	1,053,750
		2,327,826
Thailand: 0.4%
880,000	Krung Thai Bank PCL 5.20%, 12/26/19 (c) Reg S	909,008
Trinidad and Tobago: 0.8%
	Petroleum Co. of Trinidad & Tobago Ltd.
891,042	6.00%, 05/08/22 144A	843,816
500,000	9.75%, 08/14/19 Reg S	524,000
505,000	9.75%, 08/14/19 144A	529,240
		1,897,056

See Notes to Financial Statements

44

Principal Amount		Value

Turkey: 3.7%
$500,000	Albaraka Turk Katilim Bankasi AS 6.25%, 06/30/19 Reg S	$511,885
600,000	Arcelik AS 5.00%, 04/03/23 144A	587,044
	Finansbank AS
300,000	5.15%, 11/01/17 Reg S	309,563
735,000	6.25%, 04/30/19 144A	784,140
900,000	Tupras Turkiye Petrol Rafinerileri AS 4.13%, 05/02/18 144A	911,205
1,730,000	Turkiye Is Bankasi SA 6.00%, 10/24/22 144A	1,741,721
	Turkiye Sise ve Cam Fabrikalari AS
400,000	4.25%, 05/09/20 Reg S	400,079
400,000	4.25%, 05/09/20 144A	400,079
	Turkiye Vakiflar Bankasi Tao
800,000	6.00%, 11/01/22 Reg S	800,900
1,085,000	6.00%, 11/01/22 144A	1,086,221
1,630,000	Yapi ve Kredi Bankasi AS 5.50%, 12/06/22 144A	1,611,868
		9,144,705
United Kingdom: 4.0%
	AngloGold Ashanti Holdings Plc
1,365,000	5.13%, 08/01/22 †	1,387,181
1,050,000	5.38%, 04/15/20	1,075,693
680,000	6.50%, 04/15/40	617,984
1,060,000	DTEK Finance Plc 7.88%, 04/04/18 144A	445,200
800,000	Hikma Pharmaceuticals Plc 4.25%, 04/10/20 † Reg S	812,000
900,000	Oschadbank 9.38%, 03/10/23 (s) 144A	816,750
250,000	Polyus Gold International Ltd. 5.63%, 04/29/20 144A	250,933
700,000	Ukraine Railways 9.50%, 05/21/18 144A	623,140
	Vedanta Resources Plc
1,300,000	6.00%, 01/31/19 Reg S	1,095,380
1,100,000	6.00%, 01/31/19 † 144A	926,860
1,910,000	8.25%, 06/07/21 † 144A	1,528,000
400,000	West China Cement Ltd. 6.50%, 09/11/17 (c) Reg S	420,498
		9,999,619
United States: 1.7%
	Cemex Finance LLC
1,255,000	6.00%, 04/01/19 (c) † 144A	1,253,431
1,510,000	9.38%, 10/12/17 (c) 144A	1,667,040
	JBS USA LLC
670,000	5.75%, 06/15/20 (c) 144A	619,750
450,000	7.25%, 05/30/16 (c) 144A	463,500
510,000	Rolta Americas LLC 8.88%, 07/24/17 (c) 144A	209,100
		4,212,821
Venezuela: 3.1%
830,000	CA La Electricidad de Caracas 8.50%, 04/10/18 Reg S	332,000
Principal Amount		Value

Venezuela: (continued)
	Petroleos de Venezuela SA
$315,000	5.25%, 04/12/17 Reg S	$173,250
1,385,000	5.38%, 04/12/27 Reg S	490,290
1,480,000	5.50%, 04/12/37 Reg S	525,252
2,360,000	6.00%, 05/16/24 144A	808,300
2,490,000	6.00%, 11/15/26 144A	857,556
2,280,000	8.50%, 11/02/17 144A	1,339,500
575,000	9.00%, 11/17/21 144A	228,419
3,695,000	9.00%, 11/17/21 Reg S	1,467,839
800,000	9.75%, 05/17/35 Reg S	322,920
1,140,000	9.75%, 05/17/35 144A	460,161
1,345,000	12.75%, 02/17/22 † 144A	632,150
		7,637,637
Total Corporate Bonds (Cost: $240,542,211)		222,663,551
GOVERNMENT OBLIGATIONS: 7.2%
Argentina: 3.0%
805,000	City of Buenos Aires 8.95%, 02/19/21 144A	871,412
	Provincia de Buenos Aires
1,400,000	9.13%, 03/16/24 144A	1,494,500
930,000	9.38%, 09/14/18 144A	997,425
955,000	9.95%, 06/09/21 144A	1,043,337
980,000	10.88%, 01/26/21 144A	1,097,600
895,000	10.88%, 01/26/21 Reg S	1,002,400
	Provincia de Cordoba
400,000	12.38%, 08/17/17 Reg S	428,000
400,000	12.38%, 08/17/17 144A	428,000
		7,362,674
Azerbaijan: 0.8%
2,260,000	State Oil Co. of the Azerbaijan Republic 4.75%, 03/13/23 Reg S	2,036,698
Costa Rica: 1.5%
700,000	Banco de Costa Rica 5.25%, 08/12/18 144A	712,250
1,920,000	Banco Nacional de Costa Rica 6.25%, 11/01/23 144A	1,931,520
1,150,000	Instituto Costarricense de Electricidad 6.95%, 11/10/21 144A	1,178,750
		3,822,520
Hungary: 0.6%
	Magyar Export-Import Bank Zrt
520,000	4.00%, 01/30/20 144A	529,107
820,000	5.50%, 02/12/18 Reg S	861,635
		1,390,742
India: 0.2%
600,000	State Bank of India 6.44%, 05/15/17 (c) Reg S	607,604
Turkey: 0.4%
	Export Credit Bank of Turkey
150,000	5.88%, 04/24/19 Reg S	159,055
840,000	5.88%, 04/24/19 144A	890,709
		1,049,764
Ukraine: 0.7%
100,000	Financing of Infrastructural Projects State Enterprise 7.40%, 04/20/18 (d) * # § Reg S	83,123

See Notes to Financial Statements

45

EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Ukraine: (continued)
$1,840,000	Ukreximbank 9.75%, 01/22/25 144A	$1,683,600
		1,766,723
Total Government Obligations (Cost: $17,562,816)		18,036,725

Number of Shares
MONEY MARKET FUND: 1.6% (Cost: $3,935,073)
3,935,073	Dreyfus Government Cash Management Fund	3,935,073
Total Investments Before Collateral for Securities Loaned: 98.7% (Cost: $262,040,100)		244,635,349

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 12.3%
Repurchase Agreements: 12.3%
$1,516,496	Repurchase agreement dated 4/29/16 with BNP Paribas Securities Corp., 0.30%, due 5/2/16, proceeds $1,516,534; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/30/16 to 5/1/46, valued at $1,546,826 including accrued interest)	1,516,496
7,224,114	Repurchase agreement dated 4/29/16 with Citigroup Global Markets, Inc., 0.30%, due 5/2/16, proceeds $7,224,295; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 6/30/17 to 5/1/46, valued at $7,368,596 including accrued interest)	7,224,114
Principal Amount		Value

Repurchase Agreements: (continued)
$7,224,114	Repurchase agreement dated 4/29/16 with Daiwa Capital Markets America, Inc., 0.32%, due 5/2/16, proceeds $7,224,307; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 5/5/16 to 9/9/49, valued at $7,368,596 including accrued interest)	$7,224,114
7,224,114	Repurchase agreement dated 4/29/16 with HSBC Securities USA, Inc., 0.27%, due 5/2/16, proceeds $7,224,277; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 5/15/16 to 7/15/37, valued at $7,368,614 including accrued interest)	7,224,114
7,224,114	Repurchase agreement dated 4/29/16 with Nomura Securities International, Inc., 0.32%, due 5/2/16, proceeds $7,224,307; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 5/15/16 to 3/20/66, valued at $7,368,596 including accrued interest)	7,224,114
Total Short-Term Investments Held As Collateral For Securities Loaned (Cost: $30,412,952)		30,412,952
Total Investments: 111.0% (Cost: $292,453,052)		275,048,301
Liabilities in excess of other assets: (11.0)%		(27,339,583)
NET ASSETS: 100.0%		$247,708,718

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $29,396,157.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $83,123 which represents 0.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $371,263 which represents 0.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $169,992,863, or 68.6% of net assets.

See Notes to Financial Statements

46

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	8.6%	$20,981,387
Communications	7.4	18,099,696
Consumer, Cyclical	5.6	13,676,924
Consumer, Non-cyclical	3.5	8,645,885
Diversified	1.0	2,561,507
Energy	15.1	37,020,440
Financial	35.0	85,630,991
Government	7.4	18,036,725
Industrial	6.9	16,871,486
Technology	0.4	935,855
Utilities	7.5	18,239,380
Money Market Fund	1.6	3,935,073
	100.0%	$244,635,349

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$222,663,551	$—	$222,663,551
Government Obligations
Argentina	—	7,362,674	—	7,362,674
Azerbaijan	—	2,036,698	—	2,036,698
Costa Rica	—	3,822,520	—	3,822,520
Hungary	—	1,390,742	—	1,390,742
India	—	607,604	—	607,604
Turkey	—	1,049,764	—	1,049,764
Ukraine	—	1,683,600	83,123	1,766,723
Money Market Fund	3,935,073	—	—	3,935,073
Repurchase Agreements	—	30,412,952	—	30,412,952
Total	$3,935,073	$271,030,105	$83,123	$275,048,301

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between Level 1 and Level 2 during the year ended April 30, 2016.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended April 30, 2016:

Government Obligations
Ukraine
Balance as of April 30, 2015	$0
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	37,623
Purchases	—
Sales	—
Transfers in and/or out of level 3 ^	45,500
Balance as of April 30, 2016	$83,123

^	Transfer from Level 2 to Level 3 resulted from a lack of observable inputs to value the security.

See Notes to Financial Statements

47

FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal Amount		Value

CORPORATE BONDS: 96.7%
Bermuda: 2.8%
	Weatherford International Ltd.
$1,620,000	4.50%, 01/15/22 (c) †	$1,428,192
1,225,000	5.13%, 09/15/20	1,129,297
667,000	6.00%, 03/15/18	670,335
1,100,000	6.75%, 09/15/40	841,500
		4,069,324
Canada: 5.8%
	Bombardier, Inc.
120,000	6.00%, 04/15/17 (c) Reg S	102,660
70,000	7.45%, 05/01/34 144A	54,950
	Cenovus Energy, Inc.
1,305,000	5.70%, 10/15/19	1,354,188
2,035,000	6.75%, 11/15/39	1,981,909
	Kinross Gold Corp.
630,000	5.13%, 06/01/21 (c)	626,850
325,000	6.88%, 03/01/41 (c)	267,719
	Teck Resources Ltd.
595,000	3.00%, 03/01/19 †	545,912
1,405,000	3.75%, 11/01/22 (c)	1,088,875
1,360,000	4.75%, 10/15/21 (c) †	1,135,600
1,670,000	6.25%, 01/15/41 (c)	1,269,200
		8,427,863
Cayman Islands: 4.2%
	Noble Holding International Ltd.
1,463,000	4.63%, 03/01/21	1,183,201
1,600,000	5.25%, 03/15/42	994,000
	Transocean, Inc.
200,000	3.75%, 10/15/17 (s) †	193,000
1,340,000	5.05%, 07/15/22 (c) (s)	931,300
550,000	6.00%, 03/15/18 †	525,250
870,000	6.50%, 11/15/20	721,561
746,000	6.80%, 03/15/38	460,655
1,260,000	7.13%, 12/15/21 †	1,033,200
		6,042,167
Finland: 1.3%
	Nokia OYJ
770,000	5.38%, 05/15/19	824,862
420,000	6.63%, 05/15/39	453,600
140,000	Stora Enso OYJ 7.25%, 04/15/36 144A	145,880
	UPM-Kymmene OYJ
275,000	5.50%, 01/30/18 144A	289,438
180,000	7.45%, 11/26/27 144A	208,800
		1,922,580
France: 1.5%
400,000	BPCE SA 12.50%, 09/30/19 (c) 144A	498,080
	Credit Agricole SA
75,000	6.64%, 05/31/17 (c) Reg S	75,334
275,000	6.64%, 05/31/17 (c) 144A	276,225
1,045,000	8.38%, 10/13/19 (c) 144A	1,188,687
130,000	Natixis SA 10.00%, 04/30/18 (c) 144A	143,601
		2,181,927
Principal Amount		Value

Ireland: 0.2%
$210,000	Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25	$249,900
Italy: 1.0%
1,500,000	Intesa Sanpaolo SpA 5.02%, 06/26/24 144A	1,414,036
Japan: 1.3%
1,895,000	SoftBank Corp. 4.50%, 04/15/20 144A	1,920,014
Liberia: 0.3%
	Royal Caribbean Cruises
190,000	7.25%, 03/15/18	206,150
145,000	7.50%, 10/15/27	167,838
		373,988
Luxembourg: 8.1%
	ArcelorMittal
285,000	6.13%, 06/01/18	296,223
975,000	6.25%, 08/05/20 (s)	1,004,250
1,035,000	6.50%, 03/01/21 (s) †	1,063,462
975,000	7.25%, 02/25/22 (s) †	1,030,453
850,000	7.75%, 03/01/41 (s)	790,500
960,000	8.00%, 10/15/39 (s)	897,600
1,495,000	10.85%, 06/01/19 (s)	1,719,250
	Telecom Italia Capital
915,000	6.00%, 09/30/34	908,137
1,255,000	6.38%, 11/15/33	1,286,375
1,118,000	7.00%, 06/04/18	1,224,210
870,000	7.72%, 06/04/38	935,250
565,000	UniCredit Luxembourg Finance SA 6.00%, 10/31/17 144A	587,268
		11,742,978
Netherlands: 1.0%
1,459,000	Royal Bank of Scotland NV 4.65%, 06/04/18	1,498,365
Norway: 0.5%
740,000	Eksportfinans ASA 5.50%, 06/26/17	769,889
Switzerland: 0.1%
90,000	Credit Suisse 5.86%, 05/15/17 (c)	91,575
United Kingdom: 7.3%
	Anglo American Capital Plc
1,000,000	2.63%, 09/27/17 144A	995,000
1,375,000	4.13%, 04/15/21 144A	1,276,591
1,100,000	4.88%, 05/14/25 † 144A	1,015,080
680,000	Barclays Bank Plc Perpetual 6.28%, 12/15/34 (c)	717,660
	Ensco Plc
825,000	4.70%, 03/15/21	691,969
900,000	5.20%, 12/15/24 (c)	657,000
1,000,000	5.75%, 04/01/44 (c)	668,750
	Lloyds Banking Group Plc
225,000	6.41%, 10/01/35 (c) 144A	243,563
395,000	6.66%, 05/21/37 (c) 144A	430,550
	Royal Bank of Scotland Group Plc
95,000	6.99%, 10/05/17 (c) 144A	103,550
440,000	7.64%, 09/30/17 (c)	413,380
895,000	7.65%, 09/30/31 (c)	1,047,150

See Notes to Financial Statements

48

Principal Amount		Value

United Kingdom: (continued)
$600,000	Standard Chartered Plc 7.01%, 07/30/37 (c) 144A	$603,000
	Tesco Plc
460,000	5.50%, 11/15/17 144A	482,856
910,000	6.15%, 11/15/37 144A	869,299
370,000	Virgin Media Secured Finance Plc 5.25%, 01/15/21	393,125
		10,608,523
United States: 61.3%
45,000	Abbey National Capital Trust I 8.96%, 06/30/30 (c)	59,747
	ADT Corp.
340,000	2.25%, 07/15/17	344,675
1,285,000	3.50%, 07/15/22	1,185,412
368,000	4.13%, 06/15/23	344,080
400,000	4.88%, 07/15/42	301,000
305,000	Aecom Global II / URS Fox US LP 5.00%, 01/01/22 (c)	292,038
	Alcatel-Lucent USA, Inc.
1,020,000	6.45%, 03/15/29	1,096,500
240,000	6.50%, 01/15/28	252,000
	Alcoa, Inc.
810,000	5.40%, 01/15/21 (c) †	825,187
620,000	5.72%, 02/23/19	664,758
565,000	5.90%, 02/01/27	551,581
747,000	5.95%, 02/01/37	668,333
980,000	6.15%, 08/15/20	1,043,700
1,001,000	6.75%, 07/15/18	1,084,543
	Allegheny Technologies, Inc.
930,000	5.95%, 10/15/20 (c)	771,900
210,000	7.88%, 05/15/23 (c) (s)	173,250
382,000	Ally Financial, Inc. 8.00%, 11/01/31	462,220
	Avon Products, Inc.
1,199,000	6.35%, 03/15/20 (s) †	1,022,147
399,000	6.75%, 03/15/23 (s)	293,265
193,000	BAC Capital Trust XI 6.63%, 05/23/36	222,605
	Belo Corp.
165,000	7.25%, 09/15/27	167,475
159,000	7.75%, 06/01/27	169,335
200,000	BMC Software, Inc. 7.25%, 06/01/18	179,000
85,000	Broadcom Corp. 2.70%, 11/01/18	81,849
210,000	Brunswick Corp. 7.13%, 08/01/27	226,800
	Carpenter Technology Corp.
215,000	4.45%, 12/01/22 (c)	202,085
175,000	5.20%, 04/15/21 (c)	173,084
	CenturyLink, Inc.
370,000	6.00%, 04/01/17	379,753
875,000	6.88%, 01/15/28	752,500
840,000	7.60%, 09/15/39	718,200
180,000	Choice Hotels International, Inc. 5.70%, 08/28/20	193,950
96,000	Cincinnati Bell 6.30%, 12/01/28	89,760
Principal Amount		Value

United States: (continued)
$142,000	Citigroup Capital III 7.63%, 12/01/36	$175,198
220,000	Clear Channel Communications, Inc. 7.25%, 10/15/27	99,000
	Cliffs Natural Resources, Inc.
536,000	4.88%, 01/01/21 (c)	217,080
180,000	5.95%, 01/15/18 †	112,500
203,000	7.75%, 03/31/17 (c) † 144A	96,171
	Commercial Metals Co.
100,000	6.50%, 07/15/17	103,750
399,000	7.35%, 08/15/18	424,935
150,000	ConAgra Foods, Inc. 9.75%, 03/01/21	189,859
	Continental Resources, Inc.
750,000	3.80%, 03/01/24 (c) †	643,125
523,000	4.90%, 12/01/43 (c)	423,630
	Con-way, Inc.
220,000	6.70%, 05/01/34	157,300
200,000	7.25%, 01/15/18	204,000
215,000	Cooper Tire & Rubber Co. 7.63%, 03/15/27	230,050
375,000	Countrywide Capital III 8.05%, 06/15/27	461,474
235,000	Crown Cork & Seal Co., Inc. 7.38%, 12/15/26	259,675
	DCP Midstream LLC
1,335,000	4.75%, 09/30/21 144A	1,221,525
580,000	5.35%, 03/15/20 144A	552,414
	DCP Midstream Operating LP
290,000	2.50%, 11/01/17 (c)	281,300
18,000	2.70%, 03/01/19 (c)	16,953
1,140,000	3.88%, 12/15/22 (c)	1,011,750
90,000	Dean Holding Co. 6.90%, 10/15/17	95,288
	Dell, Inc.
585,000	4.63%, 04/01/21 †	573,300
698,000	5.88%, 06/15/19 †	732,027
615,000	6.50%, 04/15/38	492,000
685,000	Dresdner Funding Trust I 8.15%, 06/30/29 (c) 144A	795,888
823,000	Edgewell Personal Care 4.70%, 05/24/22	864,150
1,139,000	Embarq Corp. 8.00%, 06/01/36	1,141,847
351,000	Energen Corp. 4.63%, 06/01/21 (c)	326,869
	EnLink Midstream Partners LP
1,785,000	4.15%, 03/01/25 (c)	1,541,719
30,000	5.05%, 10/01/44 (c)	22,622
180,000	Fifth Street Finance Corp. 4.88%, 03/01/19	176,032
220,000	First Niagara Financial Group, Inc. 7.25%, 12/15/21	255,097
	FirstEnergy Corp.
475,000	2.75%, 02/15/18 (c)	480,251
790,000	4.25%, 12/15/22 (c)	827,700
1,035,000	7.38%, 11/15/31	1,260,930

See Notes to Financial Statements

49

FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United States: (continued)
	Freeport-McMoRan, Inc.
$1,890,000	2.38%, 03/15/18 †	$1,823,850
326,000	3.10%, 03/15/20 †	295,030
2,135,000	3.55%, 12/01/21 (c) †	1,793,400
2,325,000	3.88%, 12/15/22 (c)	1,958,812
2,475,000	5.45%, 09/15/42 (c)	1,868,625
1,350,000	Frontier Communications Corp. 9.00%, 08/15/31	1,166,062
265,000	GenOn Americas Generation, LLC 9.13%, 05/01/31	175,563
	Genworth Holdings, Inc.
1,205,000	4.80%, 02/15/24	873,625
480,000	6.52%, 05/22/18	467,400
455,000	7.63%, 09/24/21	384,475
360,000	7.70%, 06/15/20 †	323,550
1,029,000	Goldman Sachs Capital I 6.35%, 02/15/34	1,185,891
115,000	Goodyear Tire & Rubber Co. 7.00%, 03/15/28	122,188
305,000	Graham Holdings Co. 7.25%, 02/01/19	327,875
350,000	Harsco Corp. 5.75%, 05/15/18	318,938
	HCA, Inc.
250,000	7.50%, 11/15/95	245,000
320,000	7.69%, 06/15/25	344,000
305,000	8.36%, 04/15/24 (p)	346,175
140,000	IFM (US) Colonial Pipeline 2 LLC 6.45%, 02/01/21 (c) 144A	151,735
120,000	iHeartCommunications, Inc. 6.88%, 06/15/18	71,400
	Illinois Power Generating
315,000	7.00%, 04/15/18	141,750
265,000	7.95%, 06/01/32	114,613
	International Game Technology
105,000	5.50%, 06/15/20	104,091
345,000	7.50%, 06/15/19	381,656
	JC Penney Corp., Inc.
333,000	5.75%, 02/15/18	339,660
778,000	7.40%, 04/01/37 (p)	622,400
	Joy Global, Inc.
350,000	5.13%, 10/15/21	317,116
150,000	6.63%, 11/15/36	114,595
75,000	Knight Ridder, Inc. 5.75%, 09/01/17	73,500
	L Brands, Inc.
480,000	6.90%, 07/15/17	511,200
540,000	6.95%, 03/01/33	558,900
115,000	Land O’Lakes, Inc. 6.00%, 08/15/22 (c) 144A	122,475
310,000	Leidos Holdings, Inc. 4.45%, 09/01/20 (c)	306,900
	Leidos, Inc.
285,000	5.50%, 07/01/33	240,243
220,000	7.13%, 07/01/32	220,576
740,000	Leucadia National Corp. 5.50%, 01/18/23 (c)	732,250
Principal Amount		Value

United States: (continued)
	Masco Corp.
$395,000	6.50%, 08/15/32	$407,838
17,000	6.63%, 04/15/18	18,233
	MDC Holdings, Inc.
295,000	5.63%, 02/01/20	300,900
380,000	6.00%, 10/15/42 (c)	292,600
	Meccanica Holdings USA, Inc.
480,000	6.25%, 07/15/19 144A	526,800
360,000	6.25%, 01/15/40 144A	351,900
1,762,000	Murphy Oil Corp. 4.00%, 03/01/22 (c) †	1,550,010
	Nabors Industries, Inc.
364,000	4.63%, 09/15/21	335,051
250,000	5.00%, 09/15/20	236,709
550,000	5.10%, 06/15/23 (c)	482,456
1,125,000	6.15%, 02/15/18	1,148,376
86,000	Neiman Marcus Group LLC 7.13%, 06/01/28	80,410
	New Albertsons, Inc.
727,000	6.63%, 06/01/28	661,570
540,000	8.00%, 05/01/31	541,350
	NGPL Pipeco LLC
759,000	7.12%, 12/15/17 144A	787,462
545,000	7.77%, 12/15/37 144A	504,125
	NuStar Logistics, LP
595,000	4.80%, 09/01/20	562,275
190,000	8.15%, 04/15/18	196,650
	ONEOK, Inc.
395,000	4.25%, 11/02/21 (c)	349,575
365,000	6.00%, 06/15/35	292,913
	Pactiv LLC
440,000	7.95%, 12/15/25	429,000
145,000	8.13%, 06/15/17	149,350
710,000	PPL Energy Supply LLC 4.60%, 09/15/21 (c)	557,350
165,000	Provident Financing Trust I 7.41%, 03/15/38	189,281
	PulteGroup, Inc.
395,000	6.38%, 05/15/33	402,900
175,000	7.63%, 10/15/17	188,125
250,000	7.88%, 06/15/32	281,250
210,000	QEP Resources, Inc. 6.80%, 03/01/20	197,400
50,000	Red Oak Power LLC 9.20%, 11/30/29	51,875
297,000	Rite Aid Corp. 7.70%, 02/15/27	362,340
	Rockies Express Pipeline
385,000	5.63%, 04/15/20 144A	384,038
508,000	6.85%, 07/15/18 144A	528,320
586,000	6.88%, 04/15/40 144A	518,610
	Rowan Cos, Inc.
950,000	4.75%, 10/15/23 (c)	754,097
1,216,000	4.88%, 03/01/22 (c)	990,640
515,000	RR Donnelley & Sons Co. 7.63%, 06/15/20	534,312
	Safeway, Inc.
465,000	5.00%, 08/15/19	467,325
580,000	7.25%, 02/01/31	569,850

See Notes to Financial Statements

50

Principal Amount		Value

United States: (continued)
$140,000	Seacor Holdings, Inc. 7.38%, 10/01/19	$128,800
310,000	Sealed Air Corp. 6.88%, 07/15/33 144A	329,375
130,000	ServiceMaster Co. LLC 7.45%, 08/15/27	130,975
	SLM Corp.
400,000	5.63%, 08/01/33	284,000
1,350,000	8.00%, 03/25/20	1,420,875
2,170,000	8.45%, 06/15/18	2,330,037
2,583,000	Southwestern Energy Co. 4.10%, 12/15/21 (c)	2,101,916
1,475,000	Springleaf Finance Corp. 6.90%, 12/15/17	1,539,531
	Sprint Capital Corp.
1,788,000	6.88%, 11/15/28	1,336,530
1,130,000	6.90%, 05/01/19	1,039,600
1,550,000	8.75%, 03/15/32	1,240,000
370,000	Sprint Communications, Inc. 9.25%, 04/15/22	362,600
299,000	Synovus Financial Corp. 5.13%, 06/15/17	307,970
240,000	Talen Energy Supply LLC 6.50%, 05/01/18	247,200
330,000	Tenet Healthcare Corp. 6.88%, 11/15/31	272,250
150,000	Texas Capital Bank NA 5.25%, 01/31/26	146,612
197,000	Textron Financial Corp. 6.00%, 02/15/17 (c) 144A	138,393
	Toll Brothers Finance Corp.
225,000	6.75%, 11/01/19 †	254,813
260,000	8.91%, 10/15/17	287,300
276,000	Toys R Us, Inc. 7.38%, 10/15/18 †	224,940
100,000	TRW Automotive, Inc. 4.45%, 09/01/23 (c) § 144A	94,750
405,000	United States Cellular Corp. 6.70%, 12/15/33	368,550
	United States Steel Corp.
245,000	6.65%, 06/01/37	180,075
725,000	7.00%, 02/01/18 †	743,125
940,000	Vereit Operating Partnership LP 4.60%, 11/06/23 (c)	945,057
	Vulcan Materials Co.
355,000	7.00%, 06/15/18	394,050
180,000	7.15%, 11/30/37	211,860
55,000	Wendy’s International 7.00%, 12/15/25	56,100
	Williams Cos, Inc.
1,128,000	3.70%, 10/15/22 (c)	952,923
1,182,000	4.55%, 03/24/24 (c)	1,024,640
590,000	5.75%, 12/24/43 (c)	463,150
90,000	Windstream Holding of the Midwest Inc. 6.75%, 04/01/28	63,675
Principal Amount		Value

United States: (continued)
	Yum! Brands, Inc.
$693,000	3.75%, 08/01/21 (c)	$677,061
335,000	3.88%, 08/01/23 (c)	319,466
250,000	6.25%, 03/15/18	267,500
400,000	6.88%, 11/15/37	382,000
		89,056,625
Total Corporate Bonds (Cost: $131,526,288)		140,369,754

Number of Shares
MONEY MARKET FUND: 5.4% (Cost: $7,845,094)
7,845,094	Dreyfus Government Cash Management Fund	7,845,094
Total Investments Before Collateral for Securities Loaned: 102.1% (Cost: $139,371,382)		148,214,848

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 9.9%
Repurchase Agreements: 9.9%
$717,080	Repurchase agreement dated 4/29/16 with BNP Paribas Securities Corp., 0.30%, due 5/2/16, proceeds $717,098; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/30/16 to 5/1/46, valued at $731,422 including accrued interest)	717,080
3,406,650	Repurchase agreement dated 4/29/16 with Citigroup Global Markets, Inc., 0.30%, due 5/2/16, proceeds $3,406,735; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 6/30/17 to 5/1/46, valued at $3,474,783 including accrued interest)	3,406,650
3,406,650	Repurchase agreement dated 4/29/16 with Daiwa Capital Markets America, Inc., 0.32%, due 5/2/16, proceeds $3,406,741; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 5/5/16 to 9/9/49, valued at $3,474,783 including accrued interest)	3,406,650
3,406,650	Repurchase agreement dated 4/29/16 with HSBC Securities USA, Inc., 0.27%, due 5/2/16, proceeds $3,406,727; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 5/15/16 to 7/15/37, valued at $3,474,792 including accrued interest)	3,406,650

See Notes to Financial Statements

51

FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Repurchase Agreements: (continued)
$3,406,650	Repurchase agreement dated 4/29/16 with Nomura Securities International, Inc., 0.32%, due 5/2/16, proceeds $3,406,741; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 5/15/16 to 3/20/66, valued at $3,474,783 including accrued interest)	$3,406,650
Total Short-Term Investments Held As Collateral For Securities Loaned (Cost: $14,343,680)		14,343,680
Total Investments: 112.0% (Cost: $153,715,062)		162,558,528
Liabilities in excess of other assets: (12.0)%		(17,376,337)
NET ASSETS: 100.0%		$145,182,191

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
†	Security fully or partially on loan. Total market value of securities on loan is $13,514,233.
§	Illiquid Security — the aggregate value of illiquid securities is $94,750 which represents 0.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $19,850,449, or 13.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	21.4%	$31,692,357
Communications	12.5	18,533,860
Consumer, Cyclical	6.3	9,340,258
Consumer, Non-cyclical	6.0	8,948,937
Diversified	0.5	732,250
Energy	24.4	36,149,085
Financial	15.7	23,246,871
Industrial	3.7	5,503,828
Technology	1.6	2,365,076
Utilities	2.6	3,857,232
Money Market Fund	5.3	7,845,094
	100.0%	$148,214,848

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$140,369,754	$—	$140,369,754
Money Market Fund	7,845,094	—	—	7,845,094
Repurchase Agreements	—	14,343,680	—	14,343,680
Total	$7,845,094	$154,713,434	$—	$162,558,528

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

52

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal Amount			Value

CORPORATE BONDS: 96.3%
Argentina: 0.7%
USD	69,825	Aeropuertos Argentinia 2000 SA 10.75%, 05/30/16 (c) Reg S	$75,774
	50,000	Arcor SAIC 7.25%, 05/31/16 (c) 144A	51,188
		Pan American Energy LLC
	150,000	7.88%, 05/07/21 Reg S	148,455
	25,000	7.88%, 05/07/21 144A	24,743
		YPF SA
	125,000	8.50%, 07/28/25 † 144A	129,219
	465,000	8.88%, 12/19/18 † 144A	500,317
			929,696
Australia: 0.7%
	100,000	Barminco Finance Pty Ltd. 9.00%, 06/01/18 144A	77,250
	455,000	FMG Resources August 2006 Pty Ltd. 6.88%, 04/01/17 (c) 144A	416,325
EUR	200,000	Origin Energy Finance Ltd. 7.88%, 06/16/18 (c) Reg S	228,096
	150,000	Santos Finance Ltd. 8.25%, 09/22/17 (c)	170,086
			891,757
Austria: 1.0%
USD	300,000	JBS Investments GmbH 7.25%, 04/03/19 (c) 144A	291,750
EUR	300,000	Raiffeisen Bank International 4.50%, 02/21/20 (c) Reg S	295,071
USD	300,000	Sappi Papier Holding GmbH 7.75%, 04/15/17 (c) 144A	315,750
EUR	150,000	Telekom Austria AG 5.63%, 02/01/18 (c) Reg S	181,892
	200,000	Wienerberger AG 6.50%, 02/09/21 (c)	240,134
			1,324,597
Barbados: 0.2%
USD	250,000	Columbus International, Inc. 7.38%, 03/30/18 (c) 144A	266,488
Belgium: 0.2%
EUR	200,000	Barry Callebaut Services NV 5.63%, 06/15/21 Reg S	271,403
Bermuda: 0.9%
USD	200,000	China Oil & Gas Group Ltd. 5.25%, 05/30/16 (c) 144A	202,500
		Digicel Group Ltd.
	260,000	7.13%, 04/01/17 (c) 144A	212,875
	380,000	8.25%, 09/30/16 (c) 144A	348,650
	240,000	Digicel Ltd. 6.00%, 05/30/16 (c) 144A	220,800
	200,000	Inkia Energy Ltd. 8.38%, 05/31/16 (c) 144A	207,500
			1,192,325
Brazil: 3.3%
	520,000	Banco Bradesco SA 5.90%, 01/16/21 144A	540,800
	180,000	Banco BTG Pactual SA 5.75%, 09/28/22 Reg S	147,600
Principal Amount			Value

Brazil: (continued)
		Banco do Brasil SA
EUR	200,000	3.75%, 07/25/18 Reg S	$226,637
USD	820,000	5.88%, 01/19/23 144A	766,700
	200,000	Banco Votorantim SA 7.38%, 01/21/20 144A	208,500
	425,000	Cent Elet Brasileiras SA 6.88%, 07/30/19 144A	422,875
	1,210,000	Itau Unibanco Holding SA 5.13%, 05/13/23 † 144A	1,179,750
	300,000	Samarco Mineracao SA 4.13%, 11/01/22 Reg S	183,090
		Telemar Norte Leste SA
EUR	200,000	5.13%, 12/15/17 Reg S	76,773
USD	495,000	5.50%, 10/23/20 144A	165,825
	450,000	Votorantim Cimentos SA 7.25%, 04/05/41 144A	400,365
			4,318,915
British Virgin Islands: 1.2%
	100,000	Arcos Dorados Holdings, Inc. 6.63%, 09/27/23 144A	97,250
	300,000	Gold Fields Orogen Holding BVI Ltd. 4.88%, 10/07/20 144A	282,750
	300,000	GTL Trade Finance, Inc. 5.89%, 01/29/24 (c) † 144A	268,140
	200,000	Star Energy Geothermal Wayang Windu Ltd. 6.13%, 03/28/17 (c) Reg S	203,000
	300,000	Studio City Finance Ltd. 8.50%, 05/31/16 (c) 144A	302,700
	200,000	Trillion Chance Ltd. 8.50%, 01/10/17 (c) Reg S	209,250
	200,000	Yingde Gases Investment Ltd. 8.13%, 05/31/16 (c) 144A	156,500
			1,519,590
Canada: 6.0%
		Air Canada
CAD	100,000	7.63%, 10/01/16 (c) 144A	84,225
USD	200,000	8.75%, 04/01/17 (c) 144A	215,250
	320,000	Baytex Energy Corp. 5.63%, 06/01/19 (c) 144A	244,800
		Bombardier, Inc.
EUR	300,000	6.13%, 05/15/21 Reg S	342,145
USD	570,000	6.13%, 01/15/23 144A	498,750
CAD	399,000	7.35%, 12/22/26 144A	256,423
USD	250,000	Brookfield Residential 6.50%, 05/30/16 (c) 144A	246,250
	50,000	Canadian Oil Sands Ltd. 4.50%, 04/01/22 144A	50,100
	100,000	Cascades, Inc. 5.50%, 07/15/17 (c) 144A	97,000
	500,000	Cenovus Energy, Inc. 6.75%, 11/15/39	486,955
	150,000	Concordia Healthcare Corp. 9.50%, 12/15/18 (c) † 144A	152,906
	200,000	Eldorado Gold Corp. 6.13%, 12/15/16 (c) 144A	185,000

See Notes to Financial Statements

53

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Canada: (continued)
		First Quantum Minerals Ltd.
USD	221,000	6.75%, 02/15/17 (c) 144A	$185,088
	321,000	7.00%, 02/15/18 (c) 144A	263,220
	200,000	Gibson Energy, Inc. 6.75%, 07/15/16 (c) 144A	193,000
CAD	150,000	Great Canadian Gaming Corp. 6.63%, 07/25/17 (c) 144A	122,445
USD	200,000	Hudbay Minerals, Inc. 9.50%, 10/01/16 (c)	171,000
	200,000	Iamgold Corp. 6.75%, 10/01/16 (c) 144A	162,400
	250,000	Jupiter Resources, Inc. 8.50%, 10/01/17 (c) † 144A	160,000
	150,000	Kinross Gold Corp. 5.95%, 12/15/23 (c)	142,125
	256,000	Lightstream Resources 8.63%, 05/30/16 (c) 144A	12,160
	250,000	Lundin Mining Corp. 7.50%, 11/01/17 (c) 144A	253,750
	400,000	MEG Energy Corp. 6.38%, 07/30/17 (c) 144A	306,752
	200,000	New Gold, Inc. 6.25%, 11/15/17 (c) 144A	185,000
	430,000	New Red Finance, Inc. 6.00%, 10/01/17 (c) 144A	445,050
	100,000	Northern Blizzard Resources, Inc. 7.25%, 02/01/17 (c) 144A	88,000
	250,000	NOVA Chemicals Corp. 5.25%, 08/01/18 (c) 144A	253,438
		Pacific Exploration and Production Corp.
	220,000	5.13%, 01/26/17 (c) 144A	34,100
	226,000	5.63%, 01/19/20 (c) 144A	35,030
	280,000	Pacific Rubiales Energy Corp. 5.38%, 03/28/18 (c) 144A	42,700
	280,000	Precision Drilling Corp. 6.50%, 12/15/16 (c)	242,200
		Quebecor Media, Inc.
	140,000	5.75%, 01/15/23	145,600
CAD	235,000	6.63%, 01/15/23 144A	195,583
USD	200,000	Seven Generations Energy Ltd. 8.25%, 05/31/16 (c) 144A	207,000
		Teck Resources Ltd.
	100,000	4.75%, 10/15/21 (c) †	83,500
	850,000	6.25%, 01/15/41 (c)	646,000
	200,000	Telesat Canada / Telesat, LLC 6.00%, 05/30/16 (c) 144A	200,010
	300,000	Tervita Corp. 9.75%, 05/30/16 (c) 144A	57,750
CAD	250,000	Videotron Ltd. 6.88%, 06/15/16 (c)	207,568
			7,900,273
Cayman Islands: 6.2%
USD	230,000	Agile Property Holdings Ltd. 8.88%, 05/31/16 (c) Reg S	231,610
	200,000	Alpha Star Holding Ltd. 4.97%, 04/09/19 Reg S	186,539
Principal Amount			Value

Cayman Islands: (continued)
GBP	100,000	Brakes Capital 7.13%, 05/31/16 (c) Reg S	$152,533
USD	200,000	CAR, Inc. 6.13%, 02/04/18 (c) 144A	204,561
	200,000	Central China Real Estate 8.00%, 01/28/17 (c) Reg S	201,248
	200,000	CIFI Holdings Group Co. Ltd. 7.75%, 06/05/18 (c) Reg S	210,497
	500,000	Country Garden Holdings Co. Ltd. 7.50%, 01/10/18 (c) 144A	514,089
	400,000	Evergrande Real Estate Group Ltd. 8.75%, 10/30/16 (c) 144A	390,520
	150,000	Global A&T Electronics Ltd. 10.00%, 05/30/16 (c) 144A	93,375
	200,000	Greentown China Holdings Ltd. 8.50%, 05/31/16 (c) Reg S	209,265
	200,000	Grupo Aval Ltd. 4.75%, 09/26/22 144A	193,750
	200,000	Industrial Senior Trust 5.50%, 11/01/22 Reg S	195,000
	200,000	KWG Property Holdings Ltd. 8.98%, 01/14/17 (c) Reg S	213,260
	300,000	Longfor Properties 6.88%, 10/18/16 (c) † Reg S	315,000
	200,000	MAF Global Securities Ltd. 7.13%, 10/29/18 (c) Reg S	210,286
	300,000	MIE Holdings Corp. 7.50%, 04/25/17 (c) 144A	205,500
	450,000	Noble Holding International Ltd. 6.95%, 01/01/25 (c)	370,687
	281,408	Odebrecht Offshore Drilling Finance Ltd. 6.75%, 12/01/21 (c) 144A	39,397
	170,000	Sable International Finance Ltd. 8.75%, 05/30/16 (c) Reg S	178,500
	400,000	Shimao Property Holdings Ltd. 8.38%, 02/10/19 (c) † Reg S	442,465
	200,000	Sunac China Holdings Ltd. 9.38%, 05/31/16 (c) Reg S	209,500
	200,000	Suzano Trading Ltd. 5.88%, 01/23/21 144A	205,000
	200,000	TAM Capital 3, Inc. 8.38%, 06/03/16 (c) 144A	183,750
	200,000	Texhong Textile Group Ltd. 6.50%, 01/18/17 (c) Reg S	209,000
	485,000	UPCB Finance IV Ltd. 5.38%, 01/15/20 (c) 144A	495,912
		Vale Overseas Ltd.
	825,000	4.38%, 01/11/22 †	767,250
	900,000	6.88%, 11/21/36	812,250
	260,000	Wynn Macau Ltd. 5.25%, 10/15/16 (c) 144A	250,250
	200,000	Yuzhou Properties Co., Ltd. 8.63%, 01/24/17 (c) Reg S	211,003
			8,101,997

See Notes to Financial Statements

54

Principal Amount			Value

China / Hong Kong: 0.2%
USD	200,000	Bank of East Asia Ltd. 5.50%, 12/02/20 (c) † Reg S	$192,240
	120,000	Yancoal International Resources Development Co. Ltd. 5.73%, 05/16/22 144A	108,300
			300,540
Colombia: 0.4%
	100,000	Banco Davivienda SA 5.88%, 07/09/22 Reg S	101,910
		Banco GNB Sudameris SA
	80,000	7.50%, 07/30/22 Reg S	82,000
	50,000	7.50%, 07/30/22 144A	51,250
	300,000	Colombia Telecomunicaciones SA, ESP 5.38%, 09/27/17 (c) Reg S	288,750
			523,910
Croatia: 0.1%
	175,000	Agrokor D.D. 8.88%, 05/31/16 (c) Reg S	187,250
Denmark: 0.1%
GBP	100,000	Danske Bank A/S 5.68%, 02/15/17 (c)	148,303
Dominican Republic: 0.1%
USD	100,000	Aeropuertos Dominicanos Siglo XXI SA 9.75%, 05/31/16 (c) Reg S	106,750
Finland: 0.7%
	334,000	Nokia OYJ 5.38%, 05/15/19	357,798
EUR	200,000	Stora Enso OYJ 5.50%, 03/07/19 Reg S	257,354
USD	210,000	UPM-Kymmene OYJ 7.45%, 11/26/27 144A	243,600
			858,752
France: 7.0%
EUR	200,000	Accor SA 4.13%, 06/30/20 (c) Reg S	229,423
		Areva SA
	200,000	3.13%, 12/20/22 (c) Reg S	189,291
	200,000	3.50%, 03/22/21	203,815
	100,000	4.38%, 11/06/19	111,729
	200,000	4.88%, 09/23/24	198,031
	220,000	BPCE SA 12.50%, 09/30/19 (c) Reg S	333,340
		Casino Guichard Perrachon SA
	800,000	3.31%, 01/25/23 Reg S	969,595
	200,000	4.87%, 01/31/19 (c) Reg S	204,582
USD	290,000	Cie Generale de Geophysique - Veritas 6.50%, 06/01/16 (c)	117,450
EUR	150,000	CMA CGM SA 7.75%, 01/15/18 (c) Reg S	133,405
		Credit Agricole SA
	350,000	8.20%, 03/31/18 (c)	446,051
USD	200,000	8.38%, 10/13/19 (c) 144A	227,500
EUR	100,000	Europcar Groupe SA 5.75%, 06/15/18 (c) Reg S	120,612
Principal Amount			Value

France: (continued)
EUR	175,000	Faurecia 3.13%, 06/15/18 (c) Reg S	$203,192
	350,000	Groupama SA 7.88%, 10/27/19 (c)	434,758
	167,000	Italcementi Finance SA 6.63%, 03/19/20 Reg S	230,288
	200,000	Loxam SAS 4.88%, 07/23/17 (c) 144A	241,955
	100,000	Médi-Partenaires SAS 7.00%, 05/15/16 (c) Reg S	120,640
USD	100,000	Natixis SA 10.00%, 04/30/18 (c) 144A	110,462
EUR	200,000	Nexans SA 4.25%, 03/19/18 Reg S	242,894
		Numericable Group SA
	705,000	5.63%, 05/15/19 (c) 144A	842,015
USD	900,000	6.00%, 05/15/17 (c) 144A	904,545
EUR	410,000	Peugeot SA 7.38%, 03/06/18 Reg S	525,821
USD	300,000	Rexel SA 5.25%, 06/15/16 (c) † 144A	311,250
EUR	400,000	Societe Generale SA 9.38%, 09/04/19 (c) Reg S	553,281
	300,000	Solvay Finance, Inc. 4.20%, 05/12/19 (c) Reg S	347,961
	200,000	Vallourec SA 3.25%, 08/02/19	213,036
	300,000	Veolia Environnement 4.45%, 04/16/18 (c) Reg S	359,937
			9,126,859
Germany: 3.3%
	200,000	Bayerische Landesbank 5.75%, 10/23/17 Reg S	247,176
	204,000	Deutsche Lufthansa AG 6.50%, 07/07/16 Reg S	236,308
	150,000	Franz Haniel & Cie. GmbH 5.88%, 02/01/17	179,320
	200,000	Hapag-Lloyd AG 7.75%, 05/31/16 (c) Reg S	238,519
USD	200,000	Norddeutsche Landesbank Girozentrale 6.25%, 04/10/24 Reg S	197,889
		RWE AG
EUR	475,000	2.75%, 10/21/20 (c) Reg S	477,605
GBP	100,000	7.00%, 03/20/19 (c) Reg S	145,025
EUR	160,000	Techem GmbH 6.13%, 05/30/16 (c) Reg S	192,570
		ThyssenKrupp AG
	100,000	3.13%, 07/25/19 (c) Reg S	120,806
	645,000	4.00%, 08/27/18	788,062
	42,000	4.38%, 02/28/17	49,680
	180,000	Trionista HoldCo GmbH 5.00%, 05/31/16 (c) Reg S	212,080
		Unitymedia Hessen GmbH & Co.
	660,000	4.00%, 01/15/20 (c) Reg S	784,195
	324,000	5.50%, 09/15/17 (c) Reg S	397,766
			4,267,001

See Notes to Financial Statements

55

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

India: 0.2%
		ICICI Bank Ltd.
USD	110,000	6.38%, 04/30/17 (c) Reg S	$112,201
	100,000	6.38%, 04/30/17 (c) 144A	102,001
			214,202
Indonesia: 0.1%
	200,000	Berau Coal Energy Tbk PT 7.25%, 05/31/16 (c) (d) 144A	31,000
	200,000	Gajah Tunggal Tbk PT 7.75%, 05/31/16 (c) 144A	155,500
			186,500
Ireland: 4.8%
	850,000	AerCap Ireland Capital Ltd. 4.50%, 05/15/21	880,812
	560,000	Alfa Bank 7.75%, 04/28/21 Reg S	619,780
EUR	300,000	Allied Irish Banks Plc 2.75%, 04/16/19 Reg S	360,794
	450,000	Ardagh Packaging Finance Plc 4.25%, 06/30/17 (c) Reg S	523,783
	200,000	Bank of Ireland 4.25%, 06/11/19 (c) Reg S	227,536
USD	200,000	EuroChem Mineral & Chemical Co. OJSC 5.13%, 12/12/17 144A	204,284
		Gazprombank OJSC
EUR	280,000	4.00%, 07/01/19 Reg S	325,628
USD	200,000	7.25%, 05/03/19 Reg S	210,996
	180,000	Grifols Worldwide Operations Ltd. 5.25%, 04/01/17 (c)	186,300
	200,000	Metalloinvest Finance Ltd. 5.63%, 04/17/20 144A	203,015
	250,000	Mobile Telesystems OJSC 5.00%, 05/30/23 144A	250,938
	200,000	Nomos Bank 7.25%, 04/25/18 144A	207,000
	350,000	Novatek OAO 4.42%, 12/13/22 144A	336,000
	310,000	Rosneft Oil Co. 4.20%, 03/06/22 144A	297,690
	675,000	Russian Railways 5.70%, 04/05/22 Reg S	703,320
	200,000	SCF Capital Ltd. 5.38%, 10/27/17 144A	204,134
	200,000	Sibur Securities Ltd. 3.91%, 01/31/18 144A	200,474
EUR	306,000	Smurfit Kappa Acquisitions 5.13%, 06/15/18 (c) Reg S	382,947
			6,325,431
Israel: 0.1%
USD	140,000	B Communications Ltd. 7.38%, 02/15/17 (c) 144A	152,250
Italy: 6.9%
EUR	100,000	Astaldi SpA 7.13%, 12/01/16 (c) Reg S	117,242
	200,000	Banca Monte dei Paschi di Siena SpA 3.63%, 04/01/19 † Reg S	230,567
Principal Amount			Value

Italy: (continued)
EUR	200,000	Banca Popolare di Milano 7.13%, 03/01/21 Reg S	$254,475
	200,000	Banca Popolare Di Vicenza 5.00%, 10/25/18 Reg S	225,573
		Banco Popolare SC
	400,000	3.50%, 03/14/19 Reg S	476,507
	300,000	6.00%, 11/05/20 Reg S	365,591
	175,000	Buzzi Unicem SpA 6.25%, 09/28/18 Reg S	226,418
		Enel SpA
	300,000	6.50%, 01/10/19 (c) Reg S	375,038
USD	445,000	8.75%, 09/24/23 (c) 144A	514,531
		Finmeccanica Finance SA
EUR	100,000	4.38%, 12/05/17	121,592
	136,000	5.25%, 01/21/22	184,029
GBP	175,000	8.00%, 12/16/19	302,262
EUR	167,000	Finmeccanica SpA 4.88%, 03/24/25	227,405
		Intesa Sanpaolo SpA
	450,000	5.00%, 09/23/19 Reg S	570,740
	300,000	6.63%, 09/13/23 Reg S	412,843
	200,000	8.05%, 06/20/18 (c)	249,668
	350,000	8.38%, 10/14/19 (c) Reg S	453,755
		Telecom Italia SpA
	750,000	5.25%, 02/10/22 † Reg S	1,025,060
	800,000	5.38%, 01/29/19 Reg S	1,033,999
GBP	150,000	6.38%, 06/24/19	244,055
		UniCredit SpA
EUR	300,000	5.83%, 10/28/20 (c) Reg S	367,048
	150,000	6.70%, 06/05/18 Reg S	190,408
	300,000	6.95%, 10/31/22 Reg S	395,382
	250,000	Unipol Gruppo Finanziario SpA 5.00%, 01/11/17 Reg S	295,513
	200,000	UnipolSai SpA 5.75%, 06/18/24 (c) Reg S	223,728
			9,083,429
Japan: 0.9%
USD	1,100,000	SoftBank Corp. 4.50%, 04/15/20 144A	1,114,520
Kazakhstan: 0.3%
	200,000	Halyk Savings Bank of Kazakhstan JSC 7.25%, 05/03/17 Reg S	205,050
	200,000	Zhaikmunai International BV 7.13%, 11/13/16 (c) 144A	167,000
			372,050
Luxembourg: 16.9%
	200,000	Accudyne Industries Borrower 7.75%, 05/30/16 (c) † 144A	165,500
	200,000	Albea Beauty Holdings SA 8.38%, 05/31/16 (c) 144A	211,000
	220,000	Alrosa Finance SA 7.75%, 11/03/20 144A	245,351
		Altice Financing SA
EUR	100,000	5.25%, 02/15/18 (c) Reg S	119,752
USD	400,000	6.63%, 02/15/18 (c) 144A	397,020
	350,000	9.88%, 12/15/16 (c) 144A	381,500

See Notes to Financial Statements

56

Principal Amount			Value

Luxembourg: (continued)
USD	1,030,000	Altice SA 7.75%, 05/15/17 (c) 144A	$1,031,287
		ArcelorMittal
	325,000	6.25%, 08/05/20 (s)	334,750
	360,000	7.25%, 02/25/22 (s) †	380,475
	475,000	7.75%, 03/01/41(s)	441,750
	380,000	8.00%, 10/15/39(s)	355,300
	340,000	10.85%, 06/01/19(s)	391,000
	227,162	Ardagh Finance Holdings SA 8.63%, 06/15/16 (c) 144A	235,113
GBP	100,000	Cabot Financial Luxembourg SA 6.50%, 04/01/17 (c) Reg S	138,543
USD	324,000	CHC Helikopter SA 9.25%, 05/31/16 (c) †	145,800
	200,000	Consolidated Energy Finance SA 6.75%, 10/15/16 (c) 144A	190,000
	240,000	Convatec Healthcare E SA 10.50%, 05/31/16 (c) 144A	246,000
	200,000	Cosan Luxembourg SA 5.00%, 03/14/18 (c) 144A	180,000
		CSN Resources SA
	220,000	6.50%, 07/21/20 Reg S	147,400
	200,000	6.50%, 07/21/20 144A	134,000
EUR	275,000	Dufry Finance SCA 4.50%, 07/15/17 (c) Reg S	336,624
		Evraz Group SA
USD	300,000	6.50%, 04/22/20 Reg S	300,795
	180,000	6.50%, 04/22/20 144A	180,477
		Fiat Chrysler Finance Europe
EUR	710,000	4.75%, 07/15/22 † Reg S	888,012
	250,000	6.63%, 03/15/18 Reg S	313,293
	420,000	Fiat Finance & Trade SA 7.00%, 03/23/17 Reg S	507,504
	450,000	Fiat Industrial Finance Europe SA 6.25%, 03/09/18 Reg S	560,184
	100,000	Galapagos SA 5.38%, 06/15/17 (c) 144A	112,817
	200,000	Garfunkelux Holdco 3 SA 7.50%, 08/01/18 (c) Reg S	233,651
		Gazprom Neft OAO
USD	400,000	4.38%, 09/19/22 144A	381,096
	100,000	6.00%, 11/27/23 144A	102,625
		Gazprom OAO
	980,000	4.95%, 07/19/22 144A	991,860
	650,000	9.25%, 04/23/19 144A	747,704
	780,000	Gazprom PAO
		7.29%, 08/16/37 144A	871,393
EUR	100,000	Geo Debt Finance SCA 7.50%, 05/30/16 (c) Reg S	111,241
USD	250,000	Gestamp Funding Luxembourg SA 5.63%, 05/31/16 (c) 144A	257,500
		HeidelbergCement Finance Luxembourg SA
EUR	200,000	2.25%, 03/12/19 Reg S	238,955
	540,000	8.00%, 01/31/17 Reg S	654,747
		Ineos Group Holdings SA
	400,000	5.75%, 05/30/16 (c) 144A	471,311
	100,000	5.75%, 05/30/16 (c) Reg S	117,828
Principal Amount			Value

Luxembourg: (continued)
USD	95,000	International Automotive Components Group SA 9.13%, 05/31/16 (c) 144A	$85,738
EUR	150,000	Intralot Capital Luxembourg SA 6.00%, 05/15/17 (c) Reg S	155,275
	150,000	Lecta SA 8.88%, 06/23/16 (c) Reg S	179,786
	200,000	Matterhorn Telecom SA 3.88%, 05/01/18 (c) Reg S	223,217
USD	120,000	MHP SA 8.25%, 04/02/20 144A	109,500
	350,000	Millicom International Cellular 6.63%, 10/15/17 (c) 144A	355,688
	150,000	Minerva Luxembourg SA 12.25%, 02/10/17 (c) Reg S	158,063
	330,000	MOL Group Finance SA 6.25%, 09/26/19 Reg S	359,923
	200,000	OAO TMK 6.75%, 04/03/20 Reg S	203,000
	200,000	Offshore Drilling Holding SA 8.38%, 09/20/17 (c) 144A	92,000
EUR	470,000	Olivetti Finance 7.75%, 01/24/33	749,557
	200,000	Play Finance 2 SA 5.25%, 05/31/16 (c) Reg S	235,945
USD	300,000	Puma International Financing SA 6.75%, 02/01/17 (c) Reg S	297,000
	200,000	Rosneft Finance SA 7.88%, 03/13/18 144A	215,500
		Russian Agricultural Bank OJSC
	160,000	5.30%, 12/27/17 144A	164,198
	350,000	6.00%, 06/03/16 (c) 144A	349,987
		Sberbank of Russia
	410,000	5.13%, 10/29/22 144A	411,700
	200,000	5.18%, 06/28/19 Reg S	208,895
	290,000	6.13%, 02/07/22 144A	311,722
	300,000	Severstal OAO 6.70%, 10/25/17 144A	315,563
EUR	100,000	Takko Luxembourg 2 SCA 9.88%, 05/31/16 (c) Reg S	72,040
	250,000	Telenet Finance V Luxembourg SCA 6.25%, 08/15/17 (c) Reg S	310,690
USD	100,000	Tonon Luxembourg SA 10.50%, 05/14/17 (c) (d) (p) 144A	45,100
EUR	260,000	UniCredit International Bank Luxembourg SA 8.13%, 12/10/19 (c) Reg S	326,577
		VTB Bank OJSC
USD	360,000	6.88%, 05/29/18 144A	383,857
	200,000	6.95%, 10/17/22 144A	199,470
		Wind Acquisition Finance SA
EUR	100,000	4.00%, 07/15/16 (c) Reg S	112,244
	200,000	4.00%, 07/15/16 (c) 144A	224,488
USD	400,000	6.50%, 05/30/16 (c) 144A	404,000
	585,000	7.38%, 04/23/17 (c) 144A	523,575
			22,035,456

See Notes to Financial Statements

57

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Marshall Islands: 0.2%
USD	250,000	Drill Rigs Holdings, Inc. 6.50%, 05/31/16 (c) 144A	$156,250
	100,000	Teekay Corp. 8.50%, 01/15/20 †	76,750
			233,000
Mexico: 0.9%
	200,000	BBVA Bancomer SA 7.25%, 04/22/20 144A	221,600
	328,000	Cemex SAB de CV 9.50%, 06/15/16 (c) 144A	347,270
	250,000	Grupo Elektra SAB de CV 7.25%, 05/31/16 (c) Reg S	249,688
	57,000	Servicios Corporativos Javer SAPI de CV 9.88%, 05/31/16 (c) Reg S	59,565
	170,000	Tenedora Nemak SA 5.50%, 02/28/18 (c) 144A	177,438
	200,000	TV Azteca SAB de CV 7.63%, 09/18/17 (c) Reg S	125,500
			1,181,061
Netherlands: 9.6%
	200,000	Access Finance BV 7.25%, 07/25/17 144A	198,581
	200,000	Carlson Wagonlit BV 6.88%, 05/31/16 (c) 144A	208,061
	200,000	Cimpor Financial Operations BV 5.75%, 07/17/19 (c) 144A	153,740
EUR	210,000	Constellium NV 4.63%, 05/15/17 (c) Reg S	205,527
USD	200,000	FBN Finance Co. BV 8.00%, 07/23/19 (c) 144A	149,400
		Fresenius Finance BV
EUR	191,000	2.88%, 07/15/20 144A	238,507
	185,000	4.00%, 02/01/24 144A	253,783
	50,000	4.00%, 02/01/24 Reg S	68,590
	300,000	Gas Natural Fenosa Finance BV 4.13%, 11/18/22 (c) Reg S	347,539
	200,000	GRP Isolux Corsan Finance BV 6.63%, 04/15/17 (c) Reg S	35,964
USD	200,000	GTB Finance BV 6.00%, 11/08/18 144A	190,000
	300,000	Indo Energy Finance II BV 6.38%, 01/24/18 (c) 144A	146,513
	230,000	InterGen NV 7.00%, 06/30/18 (c) 144A	159,850
GBP	249,000	Koninklijke KPN NV 6.88%, 03/14/20 (c) Reg S	385,389
EUR	300,000	LGE HoldCo VI BV 7.13%, 05/15/19 (c) Reg S	377,982
USD	200,000	Listrindo Capital BV 6.95%, 05/31/16 (c) 144A	208,250
		Majapahit Holding BV
	80,000	7.25%, 06/28/17 Reg S	84,808
	675,000	7.75%, 01/20/20 144A	774,562
	280,000	Marfrig Holdings Europe BV 8.38%, 05/09/18 Reg S	289,800
	370,000	NXP BV / NXP Funding LLC 5.75%, 03/15/18 (c) 144A	392,200

Principal Amount			Value

Netherlands: (continued)
		Petrobras Global Finance BV
EUR	1,500,000	2.75%, 01/15/18	$1,599,843
USD	550,000	4.38%, 05/20/23	435,600
	435,000	7.88%, 03/15/19	434,456
	1,630,000	Petrobras International Finance Co. 5.38%, 01/27/21	1,452,737
		Portugal Telecom International Finance BV
EUR	160,000	4.63%, 05/08/20 Reg S	48,030
	200,000	5.88%, 04/17/18 Reg S	66,568
	300,000	Repsol International Finance BV 3.88%, 03/25/21 (c) Reg S	316,434
		Schaeffler Finance BV
	100,000	3.50%, 05/15/17 (c) Reg S	118,401
	250,000	3.50%, 05/15/17 (c) 144A	296,001
USD	425,000	6.88%, 05/31/16 (c) 144A	438,812
EUR	392,000	6.88%, 05/31/16 (c) Reg S	464,691
	400,000	SNS Bank NV 11.25%, 11/27/19 (c) Reg S	16,035
	600,000	Telefonica Europe BV 6.50%, 09/18/18 (c) Reg S	722,800
	250,000	UPC Holding BV 6.38%, 09/15/17 (c) Reg S	306,739
		VimpelCom Holdings BV
USD	200,000	5.95%, 02/13/23 144A	199,600
	50,000	6.25%, 03/01/17 Reg S	51,575
	400,000	6.25%, 03/01/17 144A	412,600
	240,000	VTR Finance BV 6.88%, 01/15/19 (c) 144A	240,300
			12,490,268
Norway: 0.4%
	250,000	Eksportfinans ASA 5.50%, 06/26/17	260,098
EUR	200,000	Lock AS 7.00%, 08/15/17 (c) Reg S	243,994
	130,000	Norske Skog Holding AS 8.00%, 02/24/18 (c) 144A	46,306
			550,398
Peru: 0.2%
USD	200,000	Cia Minera Ares SAC 7.75%, 01/23/18 (c) 144A	207,500
	97,000	Corp. Azucarera del Peru SA 6.38%, 08/02/17 (c) 144A	83,905
			291,405
Portugal: 0.1%
EUR	300,000	Novo Banco SA 4.00%, 01/21/19 Reg S	90,196
Russia: 0.0%
USD	175,000	Ukrlandfarming Plc 10.88%, 03/26/18 144A	53,375
Singapore: 0.4%
	350,000	ABJA Investment Co. Pte Ltd. 5.95%, 07/31/24 Reg S	333,852
	150,000	Bakrie Telecom Pte Ltd. 11.50%, 05/07/15 (d) * Reg S	7,875
	200,000	Theta Capital Pte Ltd. 6.13%, 11/14/16 (c) † Reg S	201,980
			543,707

See Notes to Financial Statements

58

Principal Amount			Value

South Africa: 0.5%
EUR	200,000	Edcon Pty Ltd. 9.50%, 05/30/16 (c) Reg S	$80,289
		Eskom Holdings SOC Ltd.
USD	300,000	5.75%, 01/26/21 † 144A	284,023
	265,000	6.75%, 08/06/23 144A	250,359
			614,671
South Korea: 0.3%
	350,000	Woori Bank Co. Ltd. 6.21%, 05/02/17 (c) 144A	364,085
Spain: 0.8%
	190,000	Abengoa Finance SAU 8.88%, 11/01/17 Reg S	16,150
EUR	100,000	Banco de Sabadell SA 2.50%, 12/05/16 Reg S	116,063
	300,000	Bankia SA 3.50%, 01/17/19 Reg S	368,122
	50,000	Bankinter SA 6.38%, 09/11/19 Reg S	65,684
USD	100,000	BBVA International Preferred SAU 5.92%, 04/18/17 (c)	100,625
EUR	100,000	BPE Financiaciones SA 2.50%, 02/01/17	116,216
	200,000	CaixaBank SA 5.00%, 11/14/18 (c) Reg S	238,485
			1,021,345
Sri Lanka: 0.3%
USD	200,000	Bank of Ceylon 5.33%, 04/16/18 Reg S	197,500
	200,000	National Savings Bank 8.88%, 09/18/18 144A	210,750
			408,250
Sweden: 0.7%
EUR	150,000	Perstorp Holding AB 9.00%, 05/30/16 (c) 144A	172,661
	200,000	Stena AB 6.13%, 02/01/17 Reg S	235,610
	32,000	TVN Finance Corporation III AB 7.38%, 12/15/16 (c) Reg S	39,523
	150,000	Unilabs Subholding AB 8.50%, 05/09/16 (c) Reg S	178,653
	300,000	Volvo Treasury AB 4.20%, 06/10/20 (c) Reg S	349,188
			975,635
Switzerland: 0.1%
	100,000	UBS AG 7.15%, 12/21/17 (c)	124,792
Trinidad and Tobago: 0.2%
USD	257,292	Petroleum Co. of Trinidad & Tobago Ltd. 6.00%, 05/08/22 144A	243,655
Turkey: 1.0%
	200,000	Arcelik AS 5.00%, 04/03/23 144A	195,681
	200,000	Finansbank AS 5.15%, 11/01/17 Reg S	206,375
Principal Amount			Value

Turkey: (continued)
USD	200,000	Tupras Turkiye Petrol Rafinerileri AS 4.13%, 05/02/18 144A	$202,490
	225,000	Turkiye Is Bankasi SA 6.00%, 10/24/22 144A	226,524
	200,000	Turkiye Vakiflar Bankasi TAO 6.00%, 11/01/22 144A	200,225
	270,000	Yapi ve Kredi Bankasi A/S 5.50%, 12/06/22 † 144A	266,997
			1,298,292
United Kingdom: 12.1%
	195,167	Afren Plc 6.63%, 12/09/16 (c) (d) * 144A	1,708
		Algeco Scotsman Global Finance Plc
	100,000	8.50%, 05/31/16 (c) 144A	81,250
	250,000	10.75%, 10/15/16 (c) 144A	94,375
		Anglo American Capital Plc
EUR	1,000,000	2.50%, 04/29/21 Reg S	1,024,532
USD	200,000	2.63%, 09/27/17 144A	199,000
	400,000	4.88%, 05/14/25 144A	369,120
		AngloGold Ashanti Holdings Plc
	275,000	5.13%, 08/01/22 †	279,469
	137,000	5.38%, 04/15/20	140,352
GBP	100,000	Arqiva Broadcast Finance Plc 9.50%, 09/30/16 (c) Reg S	158,945
	35,226	Bakkavor Finance 2 Plc 8.25%, 05/30/16 (c) Reg S	52,957
		Barclays Bank Plc
EUR	150,000	4.75%, 03/15/20 (c) Reg S	161,534
GBP	400,000	14.00%, 06/15/19 (c) Reg S	731,718
	200,000	Boparan Finance Plc 5.50%, 07/15/17 (c) Reg S	276,866
USD	200,000	CEVA Group Plc 7.00%, 03/01/17 (c) 144A	184,000
GBP	75,000	Co-Operative Bank Plc 5.13%, 09/20/17	105,794
	149,000	Co-operative Group Holdings Ltd. 6.88%, 07/08/20 (s) Reg S	236,721
	100,000	Elli Finance UK Plc 8.75%, 05/31/16 (c) Reg S	122,834
USD	200,000	EnQuest Plc 7.00%, 04/15/17 (c) 144A	112,500
GBP	175,000	Enterprise Inns 6.50%, 12/06/18	269,773
	255,000	HBOS Capital Funding LP 6.46%, 11/30/18 (c) Reg S	385,223
	200,000	Heathrow Finance Plc 7.13%, 03/01/17 Reg S	306,459
USD	200,000	Inmarsat Finance Plc 4.88%, 05/15/17 (c) 144A	191,000
EUR	150,000	International Personal Finance Plc 5.75%, 04/07/21 Reg S	157,199
GBP	380,000	Jaguar Land Rover Plc 5.00%, 02/15/22 144A	576,688
USD	300,000	KCA Deutag Finance Plc 7.25%, 05/15/17 (c) 144A	205,500

See Notes to Financial Statements

59

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

United Kingdom: (continued)
GBP	100,000	Ladbrokes Group Finance Plc 5.13%, 09/16/22 Reg S	$148,600
EUR	250,000	Lincoln Finance Ltd. 6.88%, 04/15/18 (c) Reg S	307,992
USD	350,000	Lloyds TSB Bank Plc 12.00%, 12/16/24 (c) 144A	463,312
		Lynx I Corp.
GBP	126,900	6.00%, 04/15/17 (c) 144A	193,936
	450,000	6.00%, 04/15/17 (c) Reg S	687,716
	200,000	Lynx II Corp. 7.00%, 04/15/18 (c) 144A	305,066
	100,000	Matalan Finance Plc 6.88%, 05/30/16 (c) 144A	119,994
	100,000	New Look Secured Issuer Plc 6.50%, 06/24/18 (c) Reg S	142,681
	100,000	Odeon & UCI Finco Plc 9.00%, 05/09/16 (c) Reg S	152,350
	150,000	Old Mutual Plc 8.00%, 06/03/21 Reg S	235,913
USD	200,000	Oschadbank 9.63%, 03/20/25 (s) 144A	182,000
EUR	200,000	OTE Plc 3.50%, 07/09/20 Reg S	218,819
USD	200,000	Polyus Gold International Ltd. 5.63%, 04/29/20 144A	200,746
EUR	100,000	PPC Finance Plc 5.50%, 05/01/17 (c) Reg S	85,558
	80,000	ProSecure Funding LP 4.67%, 06/30/16	92,067
GBP	120,000	R&R Ice Cream Plc 5.50%, 05/31/16 (c) Reg S	181,062
EUR	132,000	Rexam Plc 6.75%, 06/29/17 (c) Reg S	153,171
		Royal Bank of Scotland Group Plc
	300,000	3.62%, 03/25/19 (c) Reg S	336,626
	250,000	4.35%, 01/23/17	294,206
	146,000	4.63%, 09/22/16 (c)	166,868
USD	300,000	5.13%, 05/28/24	294,124
	575,000	6.13%, 12/15/22	616,453
EUR	150,000	6.93%, 04/09/18	189,201
GBP	100,000	Stretford 79 Plc 6.75%, 07/15/19 (c) Reg S	128,362
EUR	200,000	Synlab Bondco Plc 6.25%, 07/01/18 (c) † Reg S	244,509
	800,000	Tesco Corporate Treasury Services Plc 1.38%, 07/01/19 Reg S	915,862
		Tesco Plc
GBP	320,000	6.13%, 02/24/22	520,467
USD	100,000	6.15%, 11/15/37 144A	95,527
GBP	100,000	Thames Water Kemble Finance Plc 7.75%, 04/01/19 Reg S	163,520
EUR	200,000	Thomas Cook Finance Plc 7.75%, 06/15/16 (c) Reg S	237,976
USD	350,000	Tullow Oil Plc 6.00%, 11/01/16 (c) 144A	281,750
GBP	100,000	Twinkle Pizza Plc 6.63%, 08/01/17 (c) Reg S	149,131
Principal Amount			Value

United Kingdom: (continued)
USD	445,000	Vedanta Resources Plc 6.00%, 01/31/19 † 144A	$374,957
	220,000	Virgin Media Finance Plc 4.88%, 02/15/22	190,025
GBP	100,000	Voyage Care Bondco Plc 6.50%, 05/31/16 (c) Reg S	144,989
	125,000	William Hill Plc 4.25%, 06/05/20 Reg S	187,738
			15,828,791
United States: 4.7%
USD	300,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/29	322,500
	200,000	Ashtead Capital, Inc. 6.50%, 07/15/17 (c) 144A	212,000
	235,000	Calfrac Holdings LP 7.50%, 05/31/16 (c) † 144A	118,675
	160,000	Case New Holland, Inc. 7.88%, 12/01/17	171,200
	70,089	CEDC Finance Corporation International, Inc. 10.00%, 05/31/16 (c)	18,924
		Cemex Finance LLC
	685,000	6.00%, 04/01/19 (c) 144A	684,144
	400,000	9.38%, 10/12/17 (c) 144A	441,600
EUR	160,000	Deutsche Bank Contingent Capital Trust IV 8.00%, 05/15/18 (c) Reg S	191,316
USD	730,000	Fresenius Medical Care US Finance, Inc. 5.75%, 02/15/21 144A	803,000
	480,000	JBS USA LLC / JBS USA Finance, Inc. 7.25%, 05/30/16 (c) 144A	494,400
	355,000	RBS Capital Trust II 6.43%, 01/03/34 (c)	370,975
	1,330,000	Reynolds Group Issuer, Inc. 5.75%, 05/30/16 (c)	1,383,200
	900,000	ZF North America Capital, Inc. 4.50%, 04/29/22 144A	924,732
			6,136,666
Venezuela: 1.3%
	370,000	C.A. La Electricidad de Caracas 8.50%, 04/10/18 Reg S	148,000
		Petroleos de Venezuela SA
	285,000	5.38%, 04/12/27 Reg S	100,890
	345,000	5.50%, 04/12/37 Reg S	122,441
	400,000	6.00%, 05/16/24 144A	137,000
	306,667	8.50%, 11/02/17 Reg S	180,167
	153,333	8.50%, 11/02/17 144A	90,083
	90,000	9.00%, 11/17/21 Reg S	35,753
	825,000	9.00%, 11/17/21 144A	327,731
	700,000	9.75%, 05/17/35 144A	282,555
	465,000	12.75%, 02/17/22 144A	218,550
			1,643,170
Total Corporate Bonds
(Cost: $135,924,729)			125,813,006

See Notes to Financial Statements

60

Principal Amount			Value

GOVERNMENT OBLIGATIONS: 0.9%
Azerbaijan: 0.3%
USD	400,000	State Oil Company of the Azerbaijan Republic 4.75%, 03/13/23 Reg S	$360,478
Costa Rica: 0.2%
	200,000	Instituto Costarricense de Electricidad 6.95%, 11/10/21 Reg S	205,000
India: 0.1%
	200,000	State Bank of India 6.44%, 05/15/17 (c) Reg S	202,535
Turkey: 0.2%
	200,000	Export Credit Bank of Turkey 5.88%, 04/24/19 Reg S	212,074
United Kingdom: 0.1%
	200,000	Ukreximbank 9.75%, 01/22/25 144A	183,000
Total Government Obligations
(Cost: $1,179,685)			1,163,087

Number or Shares
MONEY MARKET FUND: 0.9%
(Cost: $1,162,816)
	1,162,816	Dreyfus Government Cash Management Fund	1,162,816
Total Investments Before Collateral for Securities Loaned: 98.1%
(Cost: $138,267,230)			128,138,909

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 6.4%
Repurchase Agreements: 6.4%
USD	416,963	Repurchase agreement dated 4/29/16 with BNP Paribas Securities Corp., 0.30%, due 5/2/16, proceeds $416,973; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/30/16 to 5/1/46, valued at $425,302 including accrued interest)	416,963
	1,986,627	Repurchase agreement dated 4/29/16 with Citigroup Global Markets, Inc., 0.30%, due 5/2/16, proceeds $1,986,677; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 6/30/17 to 5/1/46, valued at $2,026,359 including accrued interest)	1,986,627
Principal Amount			Value

Repurchase Agreements: (continued)
USD	1,986,627	Repurchase agreement dated 4/29/16 with Daiwa Capital Markets America, Inc., 0.32%, due 5/2/16, proceeds $1,986,680; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 5/5/16 to 9/9/49, valued at $2,026,360 including accrued interest)	$1,986,627
	1,986,627	Repurchase agreement dated 4/29/16 with HSBC Securities USA, Inc., 0.27%, due 5/2/16, proceeds $1,986,672; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 5/15/16 to 7/15/37, valued at $2,026,365 including accrued interest)	1,986,627
	1,986,627	Repurchase agreement dated 4/29/16 with Nomura Securities International, Inc., 0.32%, due 5/2/16, proceeds $1,986,680; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 5/15/16 to 3/20/66, valued at $2,026,360 including accrued interest)	1,986,627
Total Short-Term Investments Held As Collateral For Securities Loaned
(Cost: $8,363,471)			8,363,471
Total Investments: 104.5%
(Cost: $146,630,701)			136,502,380
Liabilities in excess of other assets: (4.5)%			(5,816,043)
NET ASSETS: 100.0%			$130,686,337

See Notes to Financial Statements

61

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $8,001,253.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $52,895,401, or 40.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	12.7%	$16,259,343
Communications	16.1	20,613,818
Consumer, Cyclical	9.5	12,228,432
Consumer, Non-cyclical	8.4	10,807,352
Diversified	0.9	1,145,083
Energy	12.7	16,287,600
Financial	24.8	31,727,525
Government	0.9	1,163,087
Industrial	8.7	11,080,097
Technology	0.3	392,200
Utilities	4.1	5,271,556
Money Market Fund	0.9	1,162,816
	100.0%	$128,138,909

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$125,813,006	$—	$125,813,006
Government Obligations*	—	1,163,087	—	1,163,087
Money Market Fund	1,162,816	—	—	1,162,816
Repurchase Agreements	—	8,363,471	—	8,363,471
Total	$1,162,816	$135,339,564	$—	$136,502,380

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

62

INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal Amount		Value

FLOATING RATE NOTES: 99.7%
Australia: 8.7%
$825,000	Australia & New Zealand Banking Group Ltd. 1.18%, 05/15/18	$823,329
1,020,000	Commonwealth Bank of Australia 1.03%, 03/12/18 144A	1,015,137
	Macquarie Bank Ltd.
125,000	1.27%, 10/27/17 144A	124,658
600,000	1.42%, 03/24/17 144A	599,188
	National Australia Bank Ltd.
550,000	0.91%, 06/30/17 144A	549,545
750,000	1.41%, 01/14/19 144A	748,555
	Westpac Banking Corp.
500,000	1.01%, 12/01/17	498,469
1,265,000	1.06%, 05/25/18	1,256,199
1,320,000	1.38%, 07/30/18	1,321,093
		6,936,173
British Virgin Islands: 1.4%
295,000	CNPC General Capital Ltd. 1.52%, 05/14/17 144A	295,299
	Sinopec Group Overseas Development 2014 Ltd.
200,000	1.41%, 04/10/17 144A	200,021
600,000	1.55%, 04/10/19 144A	597,175
		1,092,495
Canada: 5.3%
160,000	Bank of Montreal 1.25%, 07/31/18	159,664
150,000	Enbridge, Inc. 1.08%, 06/02/17	145,579
1,750,000	Royal Bank of Canada 1.16%, 03/06/20	1,723,398
	Toronto-Dominion Bank
520,000	0.85%, 05/02/17	519,620
600,000	1.18%, 07/23/18	598,861
1,090,000	1.19%, 04/30/18	1,090,400
		4,237,522
Chile: 0.3%
210,000	Banco Santander Chile 1.53%, 04/11/17 144A	210,000
China / Hong Kong: 0.2%
150,000	Industrial & Commercial Bank of China Ltd. 1.81%, 11/13/17	150,813
France: 3.1%
250,000	Banque Federative du Credit Mutuel SA 1.48%, 01/20/17 144A	250,681
	BNP Paribas SA
175,000	1.08%, 05/07/17	174,889
145,000	1.22%, 12/12/16	145,324
450,000	BPCE SA 1.27%, 06/17/17	449,429
	Credit Agricole SA
200,000	1.18%, 06/12/17 144A	199,949
500,000	1.43%, 04/15/19 144A	496,780
270,000	Electricite de France SA 1.09%, 01/20/17 144A	269,610
Principal Amount		Value

France: (continued)
$450,000	Total Capital International SA 1.19%, 08/10/18	$447,329
		2,433,991
Germany: 0.9%
	Deutsche Bank AG
250,000	1.11%, 05/30/17	248,840
330,000	1.23%, 02/13/17	329,229
100,000	1.30%, 02/13/18	99,094
		677,163
Japan: 2.8%
	Mizuho Bank Ltd.
100,000	1.06%, 04/16/17 144A	99,649
325,000	1.08%, 09/25/17 144A	324,238
360,000	1.27%, 03/26/18 144A	358,542
	Sumitomo Mitsui Banking Corp.
335,000	0.95%, 07/11/17	333,197
100,000	0.98%, 05/02/17	99,556
175,000	1.06%, 01/10/17	174,911
350,000	1.21%, 01/16/18	348,616
480,000	The Bank of Tokyo-Mitsubishi UFJ Ltd. 1.19%, 03/05/18 144A	477,914
		2,216,623
Luxembourg: 0.7%
575,000	Actavis Funding SCS 1.89%, 03/12/20	574,666
Netherlands: 3.2%
270,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.96%, 04/28/17	270,125
	Nederlandse Waterschapsbank NV
600,000	0.83%, 10/18/16 144A	600,290
605,000	0.85%, 02/14/18 144A	605,474
	Shell International Finance BV
482,000	0.83%, 11/15/16	482,181
350,000	1.07%, 05/11/20	339,771
200,000	Volkswagen International Finance NV 1.06%, 11/18/16 144A	199,500
		2,497,341
Norway: 1.4%
	Statoil ASA
1,016,000	0.91%, 05/15/18	1,007,204
125,000	1.08%, 11/08/18	124,136
		1,131,340
Singapore: 0.6%
500,000	DBS Group Holdings Ltd. 1.13%, 07/16/19 144A	499,878
South Korea: 0.7%
	Export-Import Bank of Korea
50,000	1.38%, 01/14/17	50,088
50,000	1.49%, 09/17/16	50,096
180,000	Hyundai Capital Services, Inc. 1.44%, 03/18/17 144A	181,068
	Kookmin Bank
200,000	1.51%, 01/27/17 144A	200,104
50,000	1.88%, 10/11/16 144A	50,113
		531,469

See Notes to Financial Statements

63

INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Spain: 0.3%
$270,000	Telefonica Emisiones SAU 1.27%, 06/23/17	$268,966
Sweden: 0.3%
250,000	Nordea Bank AB 0.99%, 04/04/17 144A	250,121
Switzerland: 2.5%
650,000	Credit Suisse 1.12%, 05/26/17	648,639
	UBS AG
720,000	1.26%, 08/14/19	713,758
600,000	1.33%, 03/26/18	600,043
		1,962,440
United Kingdom: 3.3%
200,000	Barclays Bank Plc 1.20%, 02/17/17	200,197
720,000	BP Capital Markets Plc 1.26%, 09/26/18	715,660
400,000	HSBC Bank Plc 1.26%, 05/15/18 † 144A	398,008
600,000	HSBC Holdings Plc 2.87%, 03/08/21 †	618,726
450,000	Lloyds Bank Plc 1.16%, 03/16/18	447,108
200,000	Standard Chartered Plc 0.97%, 09/08/17 144A	198,258
		2,577,957
United States: 64.0%
	American Express Credit Corp.
310,000	0.91%, 06/05/17	308,696
1,525,000	1.19%, 03/18/19	1,508,283
250,000	American Honda Finance Corp. 0.94%, 12/11/17	249,892
200,000	Amgen, Inc. 1.00%, 05/22/17	199,605
340,000	Anheuser-Busch InBev Finance, Inc. 1.88%, 02/01/21	347,741
	Apple, Inc.
1,100,000	0.87%, 05/03/18	1,100,541
800,000	0.87%, 02/07/20	789,225
750,000	0.92%, 05/06/19	747,573
525,000	AT&T, Inc. 1.56%, 06/30/20	522,519
	Bank of America Corp.
580,000	0.89%, 10/14/16	579,204
150,000	1.50%, 04/01/19	149,406
1,350,000	1.67%, 01/15/19	1,350,809
950,000	1.69%, 03/22/18	955,092
	Berkshire Hathaway Finance Corp.
165,000	0.78%, 01/10/17	165,107
300,000	0.93%, 01/12/18	299,977
400,000	1.32%, 03/15/19	403,567
	Chevron Corp.
370,000	0.79%, 11/15/17	369,056
450,000	0.80%, 03/02/18	447,138
	Cisco Systems, Inc.
505,000	0.91%, 03/03/17	505,837
128,000	0.94%, 06/15/18	128,343
Principal Amount		Value

United States: (continued)
	Citigroup, Inc.
$600,000	1.14%, 05/01/17	$599,021
1,565,000	1.32%, 04/27/18	1,556,820
440,000	1.60%, 07/25/16	440,702
526,000	2.32%, 05/15/18	534,261
500,000	CoBank ACB 1.23%, 06/15/17 (c) 144A	468,418
400,000	ConocoPhillips Co. 1.52%, 05/15/22	376,304
300,000	Daimler Finance North America LLC 0.99%, 03/10/17 144A	299,709
	Exxon Mobil Corp.
300,000	0.67%, 03/15/17	299,939
800,000	0.78%, 03/15/19	794,631
	Ford Motor Credit Co. LLC
440,000	1.41%, 01/17/17	439,556
550,000	1.46%, 03/12/19	542,824
560,000	1.57%, 01/09/18	558,706
	General Electric Capital Corp.
932,000	1.00%, 05/05/26	860,912
560,000	1.14%, 01/14/19	559,779
645,000	1.63%, 03/15/23	644,373
300,000	Glencore Funding LLC 1.99%, 01/15/19 144A	282,000
	Goldman Sachs Group, Inc.
700,000	1.43%, 12/15/17	700,133
750,000	1.66%, 10/23/19	746,715
1,250,000	1.72%, 11/15/18	1,253,586
800,000	1.80%, 03/23/20 (c)	800,476
1,300,000	1.83%, 08/15/20 (c)	1,294,882
1,650,000	1.84%, 04/30/18	1,659,009
931,000	2.24%, 11/29/23	930,170
	International Business Machines Corp.
200,000	0.81%, 02/06/18	199,299
680,000	0.99%, 02/12/19	677,366
550,000	1.20%, 11/06/21	542,035
200,000	Johnson & Johnson 0.71%, 11/28/16	200,121
	JPMorgan Chase & Co.
250,000	1.19%, 04/25/18	249,207
2,400,000	1.54%, 01/25/18	2,411,028
2,015,000	1.59%, 01/23/20	2,018,093
	Merck & Co., Inc.
675,000	0.98%, 05/18/18	677,446
600,000	1.00%, 02/10/20	599,799
450,000	Metropolitan Life Global Funding I 1.01%, 04/10/17 144A	450,507
	Morgan Stanley
300,000	1.37%, 01/05/18	299,084
300,000	1.38%, 07/23/19	297,768
720,000	1.49%, 01/24/19	718,784
1,050,000	1.77%, 01/27/20	1,051,233
960,000	1.92%, 04/25/18	971,732
680,000	NBCUniversal Enterprise, Inc. 1.31%, 04/15/18 144A	681,040
	Oracle Corp.
315,000	0.83%, 07/07/17	315,306
350,000	1.14%, 10/08/19	351,368
350,000	1.21%, 01/15/19	351,881

See Notes to Financial Statements

64

Principal Amount		Value

United States: (continued)
	Pfizer, Inc.
$160,000	0.77%, 05/15/17	$160,139
375,000	0.93%, 06/15/18	375,350
150,000	Procter & Gamble Co. 0.70%, 11/04/16	150,072
400,000	Roche Holdings, Inc. 0.97%, 09/30/19 144A	397,835
126,000	State Street Corp. 2.00%, 08/18/20	126,463
385,000	The Bank of New York Mellon Corp. 1.18%, 08/01/18	384,237
380,000	The Bear Stearns Cos, LLC 1.01%, 11/21/16	379,976
225,000	The Coca-Cola Co. 0.72%, 11/01/16	225,049
100,000	The Kroger Co. 1.16%, 10/17/16	100,114
	Toyota Motor Credit Corp.
850,000	1.00%, 03/12/20	840,493
500,000	1.09%, 07/13/18	501,210
450,000	US Bancorp 1.11%, 10/15/18 (c)	449,415
295,000	US Bank NA 0.83%, 08/11/17 (c)	294,940
	Verizon Communications, Inc.
1,450,000	1.04%, 06/09/17	1,451,311
150,000	1.41%, 06/17/19	150,192
500,000	2.38%, 09/14/18	513,472
340,000	Volkswagen Group of America Finance LLC 1.06%, 11/20/17 144A	333,983
850,000	Wachovia Corp. 0.90%, 06/15/17	848,298
2,250,000	Wells Fargo Bank 1.27%, 04/23/18	2,251,701
		50,767,884
Total Floating Rate Notes (Cost: $79,399,030)		79,016,842
Number of Shares		Value

MONEY MARKET FUND: 0.3% (Cost: $212,149)
212,149	Dreyfus Government Cash Management Fund	$212,149
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $79,611,179)		79,228,991

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.3%
Repurchase Agreements: 1.3%
$1,000,000	Repurchase agreement dated 4/29/16 with Daiwa Capital Markets America, Inc., 0.32%, due 5/2/16, proceeds $1,000,027; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 5/5/16 to 9/9/49, valued at $1,020,000 including accrued interest)	1,000,000
44,346	Repurchase agreement dated 4/29/16 with Nomura Securities International, Inc., 0.32%, due 5/2/16, proceeds $44,347; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 5/15/16 to 3/20/66, valued at $45,233 including accrued interest)	44,346
Total Short-Term Investments Held As Collateral For Securities Loaned (Cost: $1,044,346)		1,044,346
Total Investments: 101.3% (Cost: $80,655,525)		80,273,337
Liabilities in excess of other assets: (1.3)%		(999,901)
NET ASSETS: 100.0%		$79,273,436

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
†	Security fully or partially on loan. Total market value of securities on loan is $1,016,734.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $12,913,247, or 16.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	0.4%	$282,000
Communications	5.3	4,221,680
Consumer, Cyclical	5.0	3,965,873
Consumer, Non-cyclical	5.1	4,007,937
Energy	8.4	6,641,423
Financial	68.8	54,553,725
Technology	6.4	5,074,594
Utilities	0.3	269,610
Money Market Fund	0.3	212,149
	100.0%	$79,228,991

See Notes to Financial Statements

65

INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Floating Rate Notes*	$—	$79,016,842	$—	$79,016,842
Money Market Fund	212,149	—	—	212,149
Repurchase Agreements	—	1,044,346	—	1,044,346
Total	$212,149	$80,061,188	$—	$80,273,337

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

66

J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal
Amount			Value

CORPORATE BONDS: 3.6%
Brazil: 0.6%
BRL	7,841,000	Banco do Brasil SA 9.75%, 07/18/17 Reg S	$2,136,348
	2,969,000	Banco Safra Cayman Islands Ltd. 10.88%, 04/03/17 Reg S	813,489
	18,181,000	Concessionaria Ecovias dos Imigrantes SA (TIPS) 5.37%, 04/15/24	5,678,347
			8,628,184
Colombia: 0.7%
COP	13,470,000,000	Empresas Publicas de Medellin ESP 8.38%, 02/01/21 Reg S	4,541,648
	19,450,000,000	Financiera de Desarrollo Territorial SA Findeter 7.88%, 05/12/24 (c) Reg S	5,888,828
			10,430,476
Germany: 0.6%
TRY	6,700,000	KFW 10.00%, 03/06/19	2,455,749
ZAR	93,300,000	Landwirtschaftliche Rentenbank 6.00%, 03/18/19 Reg S	6,206,694
			8,662,443
Mexico: 0.5%
		Petroleos Mexicanos
MXN	28,330,000	7.19%, 09/12/24 Reg S	1,460,537
	109,600,000	7.65%, 11/24/21 Reg S	6,306,147
			7,766,684
South Africa: 1.2%
		Eskom Holdings Ltd.
ZAR	5,350,000	7.85%, 04/02/26	329,069
	117,000,000	9.25%, 04/20/18	8,342,756
	77,330,000	9.50%, 08/18/27 ^	1,281,963
		Transnet Ltd.
	21,000,000	9.50%, 08/19/25	1,349,225
	92,800,000	10.80%, 11/06/23	6,580,697
	5,000,000	13.50%, 04/18/28	396,040
			18,279,750
Total Corporate Bonds (Cost: $81,710,846)			53,767,537
GOVERNMENT OBLIGATIONS: 91.8%
Brazil: 7.6%
		Brazilian Government International Bonds
BRL	2,590,000	8.50%, 01/05/24	665,363
	4,560,000	10.25%, 01/10/28	1,215,718
	2,860,000	12.50%, 01/05/22	868,161
		Letra do Tesouro Nacional
	52,440,000	13.35%, 07/01/18 ^	11,767,042
	20,400,000	13.42%, 10/01/17 ^	4,975,382
	24,489,000	13.71%, 01/01/18 ^	5,808,679
	38,800,000	14.68%, 07/01/19 ^	7,758,853
	31,100,000	14.90%, 07/01/17 ^	7,801,487
	105,550,000	15.14%, 01/01/19 ^	22,376,337
Principal
Amount			Value

Brazil: (continued)
		Nota do Tesouro Nacional, Series F
BRL	3,100,000	10.00%, 01/01/18	$867,628
	5,450,000	10.00%, 01/01/19	1,500,322
	93,406,000	10.00%, 01/01/21	25,096,905
	44,898,000	10.00%, 01/01/23	11,654,398
	40,300,000	10.00%, 01/01/25	10,270,222
	4,500,000	10.00%, 01/01/27	1,123,687
			113,750,184
Chile: 2.9%
CLP	27,160,500,000	Chilean Government International Bonds 5.50%, 08/05/20	43,488,548
Colombia: 4.9%
COP	587,000,000	Colombian Government International Bonds 7.75%, 04/14/21	211,142
		Colombian TES
	20,728,000,000	7.50%, 08/26/26	6,996,536
	13,540,000,000	7.75%, 09/18/30	4,548,778
	8,000,000,000	Republic of Colombia 9.85%, 06/28/27	3,239,658
		Titulos de Tesoreria
	18,546,700,000	5.00%, 11/21/18	6,201,590
	30,526,700,000	6.00%, 04/28/28	8,964,933
	26,437,200,000	7.00%, 09/11/19	9,170,781
	25,027,200,000	7.00%, 05/04/22	8,491,305
	37,610,800,000	10.00%, 07/24/24	14,881,543
	24,451,700,000	11.00%, 07/24/20	9,620,095
			72,326,361
Hungary: 4.7%
		Hungarian Government Bonds
HUF	526,400,000	2.50%, 06/22/18	1,981,215
	1,074,900,000	3.00%, 06/26/24	3,925,549
	879,000,000	3.50%, 06/24/20	3,430,934
	2,137,020,000	4.00%, 04/25/18	8,285,030
	1,119,000,000	5.50%, 12/20/18	4,547,758
	1,830,610,000	5.50%, 06/24/25	7,974,859
	1,759,980,000	6.00%, 11/24/23	7,907,150
	2,049,230,000	6.50%, 06/24/19	8,664,777
	923,580,000	6.75%, 11/24/17	3,696,047
	1,379,530,000	7.00%, 06/24/22	6,343,527
	2,909,000,000	7.50%, 11/12/20	13,182,206
			69,939,052
Indonesia: 7.7%
		Indonesian Treasury Bonds
IDR	15,040,000,000	5.63%, 05/15/23	1,020,982
	65,316,000,000	6.12%, 05/15/28	4,322,425
	67,233,000,000	6.63%, 05/15/33	4,524,809
	39,762,000,000	7.00%, 05/15/22	2,935,146
	19,021,000,000	7.00%, 05/15/27	1,365,331
	5,200,000,000	7.88%, 04/15/19	400,863
	129,643,000,000	8.25%, 07/15/21	10,197,098
	59,054,000,000	8.25%, 06/15/32	4,646,271
	27,900,000,000	8.25%, 05/15/36	2,200,774
	275,713,000,000	8.38%, 03/15/24	21,891,253
	150,122,000,000	8.38%, 09/15/26	11,910,680

See Notes to Financial Statements

67

J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

Indonesia: (continued)
IDR	206,829,000,000	8.38%, 03/15/34	$16,494,566
	19,500,000,000	8.75%, 05/15/31	1,594,545
	196,492,000,000	9.00%, 03/15/29	16,200,012
	88,011,000,000	9.50%, 07/15/31	7,632,959
	31,642,000,000	10.50%, 08/15/30	2,950,597
	48,289,000,000	11.00%, 09/15/25	4,452,745
			114,741,056
Malaysia: 8.2%
		Malaysian Government Bonds
MYR	7,190,000	3.26%, 03/01/18	1,845,639
	16,950,000	3.31%, 10/31/17	4,364,956
	25,305,000	3.42%, 08/15/22	6,354,771
	49,241,000	3.48%, 03/15/23	12,390,606
	6,130,000	3.49%, 03/31/20	1,567,253
	23,023,000	3.58%, 09/28/18	5,940,388
	7,330,000	3.65%, 10/31/19	1,889,494
	410,000	3.66%, 10/15/20	105,699
	4,322,000	3.73%, 06/15/28	1,062,606
	36,867,000	3.89%, 07/31/20	9,554,937
	9,000,000	3.89%, 03/15/27	2,263,215
	10,800,000	3.96%, 09/15/25	2,772,057
	28,042,000	4.01%, 09/15/17	7,289,097
	26,134,000	4.05%, 09/30/21	6,811,632
	5,510,000	4.13%, 04/15/32	1,387,258
	39,352,000	4.16%, 07/15/21	10,327,319
	10,725,000	4.18%, 07/15/24	2,792,097
	33,788,000	4.24%, 02/07/18	8,817,833
	2,270,000	4.25%, 05/31/35	577,612
	45,752,000	4.38%, 11/29/19	12,070,142
	29,085,000	4.39%, 04/15/26	7,728,204
	32,121,000	4.50%, 04/15/30	8,460,301
	18,863,000	5.73%, 07/30/19	5,159,978
			121,533,094
Mexico: 8.1%
		Mexican Government International Bonds
MXN	112,760,000	4.75%, 06/14/18	6,628,505
	499,000	5.00%, 06/15/17	29,453
	36,100,000	6.50%, 06/10/21	2,224,886
	146,880,000	6.50%, 06/09/22	9,034,579
	94,390,300	7.50%, 06/03/27	6,181,006
	236,150,000	7.75%, 12/14/17	14,585,086
	225,523,000	7.75%, 05/29/31	15,034,314
	41,230,000	7.75%, 11/23/34	2,769,362
	147,935,000	7.75%, 11/13/42	10,023,549
	91,005,900	8.00%, 06/11/20	5,887,261
	69,100,000	8.00%, 12/07/23	4,617,764
	232,759,700	8.50%, 12/13/18	14,886,090
	44,588,000	8.50%, 05/31/29	3,158,562
	82,863,900	8.50%, 11/18/38	6,010,881
	235,098,000	10.00%, 12/05/24	17,716,062
	26,901,000	10.00%, 11/20/36	2,216,012
			121,003,372
Peru: 3.0%
		Peruvian Government Bonds
PEN	19,015,000	5.20%, 09/12/23	5,665,407
	25,983,000	5.70%, 08/12/24	7,888,954
	17,758,000	6.90%, 08/12/37	5,536,966
	32,851,000	6.95%, 08/12/31	10,429,013
Principal
Amount			Value

Peru: (continued)
PEN	21,078,000	7.84%, 08/12/20	$7,091,220
	21,030,000	8.20%, 08/12/26	7,413,763
	30,000	8.60%, 08/12/17	9,621
			44,034,944
Philippines: 3.0%
		Philippine Government International Bonds
PHP	459,000,000	3.90%, 11/26/22	9,797,074
	682,500,000	4.95%, 01/15/21 †	15,211,144
	781,500,000	6.25%, 01/14/36	18,823,920
			43,832,138
Poland: 9.0%
		Polish Government Bonds
PLN	48,002,000	1.50%, 04/25/20	12,331,467
	35,900,000	2.00%, 04/25/21	9,301,670
	40,975,000	2.50%, 07/25/18	10,957,632
	28,764,000	2.50%, 07/25/26	7,160,307
	42,742,000	3.25%, 07/25/19	11,700,765
	44,427,000	3.25%, 07/25/25	11,945,208
	24,464,000	3.75%, 04/25/18	6,691,446
	43,073,000	4.00%, 10/25/23	12,217,247
	19,266,000	4.75%, 04/25/17	5,205,310
	53,114,000	5.25%, 10/25/17	14,676,973
	47,085,000	5.25%, 10/25/20	14,026,394
	25,491,000	5.50%, 10/25/19	7,507,292
	16,923,000	5.75%, 10/25/21	5,205,646
	18,171,000	5.75%, 09/23/22	5,670,458
			134,597,815
Romania: 3.2%
		Romanian Government Bonds
RON	10,000,000	3.25%, 01/17/18	2,657,323
	26,820,000	4.75%, 06/24/19 †	7,451,580
	13,955,000	4.75%, 02/24/25	3,871,399
	16,030,000	5.60%, 11/28/18	4,530,734
	26,010,000	5.75%, 04/29/20	7,525,018
	18,240,000	5.85%, 04/26/23	5,405,047
	24,590,000	5.90%, 07/26/17	6,684,280
	17,850,000	5.95%, 06/11/21	5,265,578
	15,020,000	6.75%, 06/11/17	4,096,193
			47,487,152
Russia: 4.3%
		Russian Federal Bonds
RUB	129,796,000	6.20%, 01/31/18	1,918,192
	403,140,000	6.40%, 05/27/20	5,737,106
	145,080,000	6.70%, 05/15/19	2,116,229
	481,590,000	6.80%, 12/11/19	6,961,491
	190,078,000	7.00%, 01/25/23	2,697,666
	564,553,000	7.00%, 08/16/23	7,977,459
	437,440,000	7.05%, 01/19/28	5,976,702
	467,142,000	7.40%, 06/14/17	7,095,698
	377,191,000	7.50%, 03/15/18	5,679,812
	249,699,000	7.50%, 02/27/19	3,717,546
	338,250,000	7.60%, 04/14/21	4,980,968
	220,555,000	7.60%, 07/20/22	3,225,011
	5,000,000	7.85%, 03/10/18 Reg S	75,643
	395,570,000	8.15%, 02/03/27	5,909,170
			64,068,693

See Notes to Financial Statements

68

Principal
Amount			Value

South Africa: 5.0%
		South African Government Bonds
ZAR	213,362,000	6.25%, 03/31/36	$10,680,340
	127,802,000	6.50%, 02/28/41	6,363,536
	346,305,000	7.00%, 02/28/31	19,778,880
	118,040,000	8.00%, 01/31/30	7,469,090
	12,100,000	8.50%, 01/31/37	766,961
	196,080,000	8.75%, 02/28/48	12,490,244
	216,157,000	10.50%, 12/21/26	16,826,429
	267	13.50%, 09/15/16	19
			74,375,499
Supranational: 7.9%
TRY	2,225,000	African Development Bank 4.55%, 12/21/17	724,919
		European Bank for Reconstruction & Development
IDR	123,500,000,000	7.38%, 04/15/19	9,245,644
TRY	5,005,000	8.00%, 10/11/18	1,743,219
		European Investment Bank
MXN	55,900,000	4.00%, 02/25/20	3,218,715
PLN	23,850,000	4.25%, 10/25/22	7,077,327
IDR	20,100,000,000	5.20%, 03/01/22 Reg S	1,362,526
TRY	970,000	5.25%, 09/03/18 Reg S	319,043
IDR	29,900,000,000	7.20%, 07/09/19 Reg S	2,210,408
ZAR	51,640,000	7.50%, 01/30/19	3,543,635
	94,500,000	7.50%, 09/10/20 Reg S	6,411,066
	140,470,000	8.13%, 12/21/26	9,320,652
TRY	36,041,000	8.50%, 07/25/19	12,590,127
	8,300,000	8.75%, 09/18/21 Reg S	2,906,657
ZAR	22,890,000	9.00%, 12/21/18 Reg S	1,629,987
BRL	21,200,000	9.47%, 08/27/21 ^	3,984,062
	9,570,000	9.65%, 10/22/19 ^	2,094,651
		Inter-American Development Bank
IDR	30,500,000,000	7.00%, 02/04/19	2,253,503
	41,900,000,000	7.25%, 07/17/17	3,162,411
	24,300,000,000	7.88%, 03/14/23	1,893,336
BRL	26,450,000	10.25%, 05/18/18	7,691,716
		International Bank for Reconstruction & Development
PLN	14,000,000	1.13%, 08/07/17 Reg S	3,672,920
MXN	111,600,000	4.00%, 08/16/18	6,524,618
	99,588,000	7.50%, 03/05/20	6,424,376
BRL	5,465,000	9.50%, 03/02/17	1,566,587
TRY	15,050,000	9.63%, 07/13/18	5,439,829
RUB	170,000,000	10.30%, 03/05/19	2,811,935
		International Finance Corp.
BRL	4,350,000	10.00%, 06/12/17	1,249,988
	24,300,000	10.50%, 04/17/18	7,128,460
			118,202,317
Principal
Amount			Value

Thailand: 7.2%
		Thailand Government Bonds
THB	93,000,000	2.55%, 06/26/20	$2,775,700
	127,178,000	2.80%, 10/10/17	3,714,697
	323,614,000	3.25%, 06/16/17	9,464,815
	127,090,000	3.45%, 03/08/19	3,841,753
	111,770,000	3.58%, 12/17/27	3,751,930
	389,276,000	3.63%, 06/16/23	12,618,349
	605,613,000	3.65%, 12/17/21	19,284,778
	351,165,000	3.85%, 12/12/25	11,884,367
	622,465,000	3.88%, 06/13/19	19,143,534
	824,000	4.75%, 12/20/24	29,224
	340,145,000	4.88%, 06/22/29	12,858,523
	277,298,000	5.13%, 03/13/18	8,479,841
			107,847,511
Turkey: 5.1%
		Turkish Government Bonds
TRY	26,180,000	7.10%, 03/08/23	8,474,326
	34,125,000	7.40%, 02/05/20	11,620,061
	8,550,000	8.00%, 03/12/25	2,870,858
	37,580,000	8.50%, 09/14/22	13,136,122
	19,972,000	8.80%, 09/27/23	7,068,786
	45,280,000	9.00%, 07/24/24	16,163,905
	22,477,000	9.40%, 07/08/20	8,184,643
	10,798,000	9.50%, 01/12/22	3,951,242
	11,350,000	10.40%, 03/20/24	4,372,571
			75,842,514
Total Government Obligations (Cost: $1,454,714,661)			1,367,070,250

Number
of Shares
MONEY MARKET FUND: 0.2% (Cost: $2,928,059)
	2,928,059	Dreyfus Government Cash Management Fund	2,928,059
Total Investments Before Collateral for Securities Loaned: 95.6% (Cost: $1,539,353,566)			1,423,765,846

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.2%
Repurchase Agreements: 0.2%
USD	1,000,000	Repurchase agreement dated 4/29/16 with Citigroup Global Markets, Inc., 0.30%, due 5/2/16, proceeds $1,000,025; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 6/30/17 to 5/1/46, valued at $1,020,000 including accrued interest)	1,000,000

See Notes to Financial Statements

69

J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

Repurchase Agreements: (continued)
USD	929,014	Repurchase agreement dated 4/29/16 with Daiwa Capital Markets America, Inc., 0.32%, due 5/2/16, proceeds $929,039; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 5/5/16 to 9/9/49, valued at $947,594 including accrued interest)	$929,014
Principal
Amount			Value

Repurchase Agreements: (continued)
USD	1,000,000	Repurchase agreement dated 4/29/16 with Nomura Securities International, Inc., 0.32%, due 5/2/16, proceeds $1,000,027; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 5/15/16 to 3/20/66, valued at $1,020,000 including accrued interest)	$1,000,000
Total Short-Term Investments Held As Collateral For Securities Loaned (Cost: $2,929,014)			2,929,014
Total Investments: 95.8% (Cost: $1,542,282,580)			1,426,694,860
Other assets less liabilities: 4.2%			62,946,649
NET ASSETS: 100.0%			$1,489,641,509

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond — the rate shown is the effective yield at purchase date
†	Security fully or partially on loan. Total market value of securities on loan is $2,697,434.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
TIPS	Treasury Inflation Protected Securities

See Notes to Financial Statements

70

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer, Non-cyclical	0.4%	$5,678,347
Energy	0.6	7,766,684
Financial	1.2	17,501,108
Government	96.0	1,367,070,250
Industrial	0.6	8,325,962
Utilities	1.0	14,495,436
Money Market Fund	0.2	2,928,059
	100.0%	$1,423,765,846

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$53,767,537	$—	$53,767,537
Government Obligations*	—	1,367,070,250	—	1,367,070,250
Money Market Fund	2,928,059	—	—	2,928,059
Repurchase Agreements	—	2,929,014	—	2,929,014
Total	$2,928,059	$1,423,766,801	$—	$1,426,694,860

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

71

MORTGAGE REIT INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Number
of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 100.2%
United States: 100.2%
468,723	American Capital Agency Corp.	$8,610,441
129,950	American Capital Mortgage Investment Corp.	1,927,158
1,284,540	Annaly Capital Management, Inc.	13,384,907
314,273	Anworth Mortgage Asset Corp.	1,483,369
178,687	Apollo Commercial Real Estate Finance, Inc. †	2,846,484
119,827	ARMOUR Residential REIT, Inc. †	2,549,919
180,094	Blackstone Mortgage Trust, Inc.	4,948,983
283,923	Capstead Mortgage Corp.	2,759,732
331,656	Chimera Investment Corp.	4,709,515
262,378	Colony Financial, Inc.	4,638,843
495,751	CYS Investments, Inc.	4,020,541
128,165	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,486,401
287,005	Hatteras Financial Corp.	4,560,509
314,392	Invesco Mortgage Capital, Inc.	4,039,937
163,710	iStar Financial, Inc. * †	1,604,358
126,831	Ladder Capital Corp. †	1,510,557
612,345	MFA Financial, Inc.	4,231,304
413,829	New Residential Investment Corp.	5,007,331
386,657	New York Mortgage Trust, Inc. †	2,010,616
241,555	PennyMac Mortgage Investment Trust	3,282,732
157,351	Redwood Trust, Inc.	2,039,269
103,603	Resource Capital Corp. †	1,230,804
329,224	Starwood Property Trust, Inc.	6,373,777
588,627	Two Harbors Investment Corp.	4,608,949
148,213	Western Asset Mortgage Capital Corp. †	1,477,684
Total Real Estate Investment Trusts (Cost: $114,226,140)		96,344,120
MONEY MARKET FUND: 0.8% (Cost: $749,389)
749,389	Dreyfus Government Cash Management Fund	749,389
Total Investments Before Collateral for Securities Loaned: 101.0% (Cost: $114,975,529)		97,093,509
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 8.3%
Repurchase Agreements: 8.3%
$1,891,565	Repurchase agreement dated 4/29/16 with Citigroup Global Markets, Inc., 0.30%, due 5/2/16, proceeds $1,891,612; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 6/30/17 to 5/1/46, valued at $1,929,396 including accrued interest)	$1,891,565
398,165	Repurchase agreement dated 4/29/16 with Daiwa Capital Markets America, Inc., 0.32%, due 5/2/16, proceeds $398,176; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 5/5/16 to 9/9/49, valued at $406,128 including accrued interest)	398,165
1,891,565	Repurchase agreement dated 4/29/16 with Goldman Sachs & Co., 0.28%, due 5/2/16, proceeds $1,891,609; (collateralized by various U.S. government and agency obligations, 2.00% to 9.00%, due 4/1/19 to 5/1/46, valued at $1,929,396 including accrued interest)	1,891,565
1,891,565	Repurchase agreement dated 4/29/16 with HSBC Securities USA, Inc., 0.27%, due 5/2/16, proceeds $1,891,608; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 5/15/16 to 7/15/37, valued at $1,929,401 including accrued interest)	1,891,565
1,891,565	Repurchase agreement dated 4/29/16 with Nomura Securities International, Inc., 0.32%, due 5/2/16, proceeds $1,891,615; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 5/15/16 to 3/20/66, valued at $1,929,396 including accrued interest)	1,891,565
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $7,964,425)		7,964,425
Total Investments: 109.3% (Cost: $122,939,954)		105,057,934
Liabilities in excess of other assets: (9.3)%		(8,908,144)
NET ASSETS: 100.0%		$96,149,790

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $7,756,834.

See Notes to Financial Statements

72

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Financial	99.2%	$96,344,120
Money Market Fund	0.8	749,389
	100.0%	$97,093,509

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Real Estate Investment Trusts*	$96,344,120	$—	$—	$96,344,120
Money Market Fund	749,389	—	—	749,389
Repurchase Agreements	—	7,964,425	—	7,964,425
Total	$97,093,509	$7,964,425	$—	$105,057,934

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

73

PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Number of Shares		Value

PREFERRED SECURITIES: 99.8%
Basic Materials: 1.7%
138,621	Alcoa, Inc. 5.38%, 10/01/17	$5,278,688
Communications: 20.8%
63,769	Comcast Corp. 5.00%, 12/15/17 (c) †	1,680,951
106,740	Frontier Communications Corp. 11.13%, 06/29/18	11,132,982
	General Electric Co.
162,389	4.70%, 05/16/18 (c)	4,228,610
182,985	4.88%, 10/15/17 (c)	4,772,249
140,285	4.88%, 01/29/18 (c)	3,660,036
	Qwest Corp.
171,895	6.13%, 06/01/18 (c) †	4,209,709
90,935	6.63%, 09/15/20 (c)	2,288,834
110,897	6.88%, 10/01/19 (c)	2,833,418
116,446	7.00%, 04/01/17 (c) †	2,969,373
88,722	7.00%, 07/01/17 (c)	2,262,411
146,662	7.38%, 06/01/16 (c)	3,748,681
127,538	7.50%, 09/15/16 (c)	3,279,002
66,539	Telephone & Data Systems, Inc. 7.00%, 05/31/16 (c)	1,691,421
110,897	T-Mobile US, Inc. 5.50%, 12/15/17	7,519,926
	United States Cellular Corp.
75,854	6.95%, 05/31/16 (c)	1,931,243
60,990	7.25%, 12/08/19 (c) †	1,591,229
66,539	7.25%, 12/01/20 (c)	1,696,745
110,897	Verizon Communications, Inc. 5.90%, 02/15/19 (c)	3,023,052
		64,519,872
Consumer, Non-cyclical: 10.4%
138,621	Anthem, Inc. 5.25%, 05/01/18	6,425,083
	CHS, Inc.
109,236	6.75%, 09/30/24 (c) †	2,916,601
93,157	7.10%, 03/31/24 (c)	2,584,175
114,783	7.50%, 01/21/25 (c)	3,178,341
100,205	7.88%, 09/26/23 (c) †	2,824,779
68,048	8.00%, 07/18/23 (c) †	2,161,885
166,353	Tyson Foods, Inc. 4.75%, 07/15/17	12,133,788
		32,224,652
Energy: 7.8%
177,436	Kinder Morgan, Inc. 9.75%, 10/26/18	7,835,574
	NextEra Energy, Inc.
55,448	5.80%, 09/01/16	3,351,832
77,631	6.37%, 09/01/18 †	4,642,334
89,272	NuStar Logistics LP 7.63%, 01/15/18 (c)	2,191,628
191,307	Southwestern Energy Co. 6.25%, 01/15/18	6,062,519
		24,083,887
Government: 0.5%
60,639	Tennessee Valley Authority 3.55%, 06/01/16 (p)	1,522,645
Number of Shares		Value

Industrial: 4.2%
63,769	Hess Corp. 8.00%, 02/01/19	$4,847,719
	Seaspan Corp.
76,516	6.38%, 04/30/19	1,911,370
77,631	9.50%, 05/31/16 (c)	1,951,643
166,353	Stanley Black & Decker, Inc. 5.75%, 07/25/17 (c)	4,376,747
		13,087,479
Real Estate Investment Trusts: 30.9%
76,245	American Tower Corp. 5.50%, 02/15/18	7,905,082
	Annaly Capital Management, Inc.
102,027	7.50%, 09/13/17 (c)	2,550,675
66,539	7.63%, 05/16/17 (c)	1,679,444
100,641	CBL & Associates Properties, Inc. 7.38%, 05/31/16 (c)	2,514,113
	Colony Capital, Inc.
63,769	7.13%, 04/13/20 (c)	1,444,368
55,892	8.50%, 03/20/17 (c)	1,436,424
	Digital Realty Trust, Inc.
55,448	5.88%, 04/09/18 (c) †	1,410,597
55,448	6.35%, 08/24/20 (c)	1,449,965
63,769	7.00%, 09/15/16 (c)	1,633,762
80,959	7.38%, 03/26/19 (c)	2,250,660
60,990	Equity Commonwealth 7.25%, 05/15/16 (c)	1,524,750
71,306	FelCor Lodging Trust, Inc. 1.95%, 12/31/49	1,792,633
55,448	General Growth Properties, Inc. 6.38%, 02/13/18 (c)	1,513,730
63,769	Hatteras Financial Corp. 7.63%, 08/27/17 (c)	1,575,732
64,318	Hospitality Properties Trust 7.13%, 01/15/17 (c)	1,675,484
88,722	Kimco Realty Corp. 6.00%, 03/20/17 (c)	2,317,419
	National Retail Properties, Inc.
63,769	5.70%, 05/30/18 (c)	1,676,487
63,769	6.63%, 02/23/17 (c)	1,672,023
	NorthStar Realty Finance Corp.
77,626	8.25%, 05/31/16 (c)	1,785,398
55,448	8.75%, 05/15/19 (c)	1,305,800
77,631	PS Business Parks, Inc. 6.00%, 05/14/17 (c) †	2,041,695
	Public Storage
110,897	5.20%, 01/16/18 (c) †	2,883,322
109,790	5.38%, 09/20/17 (c)	2,884,183
66,539	5.40%, 01/20/21 (c) †	1,736,003
63,769	5.63%, 06/15/17 (c)	1,684,777
102,585	5.75%, 03/13/17 (c)	2,699,011
102,027	5.90%, 01/12/17 (c)	2,647,601
63,769	6.00%, 06/04/19 (c) †	1,751,734
108,126	6.35%, 07/26/16 (c)	2,774,513
63,211	6.38%, 03/17/19 (c)	1,772,436
90,665	Realty Income Corp. 6.63%, 02/15/17 (c)	2,364,543
55,448	Regency Centers Corp. 6.63%, 02/16/17 (c)	1,448,302

See Notes to Financial Statements

74

Number of Shares		Value

Real Estate Investment Trusts: (continued)
	Senior Housing Properties Trust
77,631	5.63%, 08/01/17 (c)	$1,960,183
55,448	6.25%, 02/18/21 (c)	1,415,587
57,391	Ventas Realty LP 5.45%, 03/07/18 (c)	1,473,801
238,287	VEREIT, Inc. 6.70%, 01/03/19 (c) †	6,131,125
	Vornado Realty Trust
66,539	5.40%, 01/25/18 (c)	1,688,760
66,539	5.70%, 07/18/17 (c)	1,711,383
59,892	6.63%, 05/31/16 (c)	1,550,005
60,990	Wells Fargo Real Estate Investment Corp.
	6.38%, 12/11/19 (c)	1,666,857
	Welltower, Inc.
63,769	6.50%, 03/07/17 (c)	1,673,299
79,713	6.50%, 12/31/49	4,920,683
76,516	Weyerhaeuser Co. 6.38%, 07/01/16	3,941,339
		95,935,688
Reinsurance: 3.8%
60,990	Aspen Insurance Holdings Ltd. 5.95%, 07/01/23 (c)	1,625,384
88,722	Axis Capital Holdings Ltd. 6.88%, 04/15/17 (c)	2,339,599
	PartnerRe Ltd.
55,448	5.88%, 03/01/18 (c)	1,406,716
82,894	7.25%, 06/01/16 (c)	2,164,362
88,722	Reinsurance Group of America, Inc. 6.20%, 09/15/22 (c)	2,603,991
60,990	RenaissanceRe Holdings Ltd. 5.38%, 06/01/18 (c)	1,546,706
		11,686,758
Technology: 0.8%
94,264	Pitney Bowes, Inc. 6.70%, 03/07/18 (c)	2,545,128
Utilities: 18.9%
57,391	AES Trust III 6.75%, 05/31/16 (c) †	2,932,680
55,448	BGE Capital Trust II 6.20%, 05/31/16 (c)	1,441,648
	Dominion Resources, Inc.
60,990	6.00%, 07/01/16	3,385,555
110,897	6.38%, 07/01/17	5,470,549
62,105	DTE Energy Co. 6.50%, 12/01/16 (c)	1,620,941
110,897	Duke Energy Corp. 5.13%, 01/15/18 (c)	2,916,591
166,353	eBay, Inc. 6.00%, 03/01/21 (c) †	4,275,272
127,538	Exelon Corp. 6.50%, 06/01/17	6,180,491
66,539	FPL Group Capital Trust I 5.88%, 05/31/16 (c)	1,736,668
	NextEra Energy Capital Holdings, Inc.
99,814	5.00%, 01/15/18 (c) †	2,529,287
110,897	5.13%, 11/15/17 (c)	2,822,329
77,631	5.63%, 06/15/17 (c)	1,988,906
88,722	5.70%, 03/01/17 (c) †	2,298,787
Number of Shares		Value

Utilities: (continued)
99,814	PPL Capital Funding, Inc. 5.90%, 04/30/18 (c)	$2,662,039
105,355	SCE Trust I 5.63%, 06/15/17 (c)	2,696,034
88,722	SCE Trust II 5.10%, 03/15/18 (c)	2,240,230
60,990	SCE Trust III 5.75%, 03/15/24 (c)	1,658,928
72,090	SCE Trust IV 5.38%, 09/15/25 (c)	1,940,663
66,539	SCE Trust V 5.45%, 03/15/26 (c)	1,797,884
221,802	Southern Co. 6.25%, 10/15/20 (c)	6,004,180
		58,599,662
Total Preferred Securities (Cost: $304,789,458)		309,484,459
MONEY MARKET FUND: 0.0% (Cost: $54,286)
$54,286	Dreyfus Government Cash Management Fund	54,286
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $304,843,744)		309,538,745

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.0%
Repurchase Agreements: 4.0%
$613,272	Repurchase agreement dated 4/29/16 with BNP Paribas Securities Corp., 0.30%, due 5/2/16, proceeds $613,287; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 4/30/16 to 5/1/46, valued at $625,538 including accrued interest)	613,272
2,913,555	Repurchase agreement dated 4/29/16 with Citigroup Global Markets, Inc., 0.30%, due 5/2/16, proceeds $2,913,628; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 6/30/17 to 5/1/46, valued at $2,971,826 including accrued interest)	2,913,555
2,913,555	Repurchase agreement dated 4/29/16 with Daiwa Capital Markets America, Inc., 0.32%, due 5/2/16, proceeds $2,913,633; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 5/5/16 to 9/9/49, valued at $2,971,826 including accrued interest)	2,913,555

See Notes to Financial Statements

75

PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Repurchase Agreements: (continued)
$2,913,555	Repurchase agreement dated 4/29/16 with HSBC Securities USA, Inc., 0.27%, due 5/2/16, proceeds $2,913,621; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 5/15/16 to 7/15/37, valued at $2,971,833 including accrued interest)	$2,913,555
2,913,555	Repurchase agreement dated 4/29/16 with Nomura Securities International, Inc., 0.32%, due 5/2/16, proceeds $2,913,633; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 5/15/16 to 3/20/66, valued at $2,971,826 including accrued interest)	2,913,555

Value

Total Short-Term Investments Held As Collateral For Securities Loaned (Cost: $12,267,492)	$12,267,492
Total Investments: 103.8% (Cost: $317,111,235)	321,806,237
Liabilities in excess of other assets: (3.8)%	(11,667,902)
NET ASSETS: 100.0%	$310,138,335

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
†	Security fully or partially on loan. Total market value of securities on loan is $11,983,537.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	1.7%	$5,278,688
Communications	20.9	64,519,872
Consumer, Non-cyclical	10.4	32,224,652
Energy	7.8	24,083,887
Government	0.5	1,522,645
Industrial	4.2	13,087,479
Real Estate Investment Trusts	31.0	95,935,688
Reinsurance	3.8	11,686,758
Technology	0.8	2,545,128
Utilities	18.9	58,599,662
Money Market Fund	0.0	54,286
	100.0%	$309,538,745

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Preferred Securities*	$309,484,459	$—	$—	$309,484,459
Money Market Fund	54,286	—	—	54,286
Repurchase Agreements	—	12,267,492	—	12,267,492
Total	$309,538,745	$12,267,492	$—	$321,806,237

* See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

76

TREASURY-HEDGED HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2016

Principal Amount		Value

CORPORATE BONDS: 94.5%
Basic Materials: 3.7%
	Alcoa, Inc.
$40,000	5.13%, 07/01/24 (c) †	$39,150
34,000	5.90%, 02/01/27	33,193
17,000	Ashland, Inc. 4.75%, 05/15/22 (c)	17,162
20,000	Blue Cube Spinco, Inc. 9.75%, 10/15/20 (c) 144A	22,925
50,000	Freeport-McMoRan, Inc. 5.40%, 05/14/34 (c) †	38,495
17,000	Hexion US Finance Corp. 6.63%, 05/31/16 (c)	14,323
		165,248
Communications: 25.2%
17,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/29	18,275
40,000	Avaya, Inc. 10.50%, 03/01/17 (c) 144A	8,800
27,000	Cablevision Systems Corp. 8.63%, 09/15/17	28,721
	CCO Holdings LLC
27,000	5.75%, 07/15/18 (c)	28,384
54,000	6.50%, 05/25/16 (c)	56,014
67,000	CenturyLink, Inc. 5.80%, 03/15/22	66,414
27,000	Cequel Communications Holdings I LLC 6.38%, 05/31/16 (c) 144A	27,743
27,000	Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/17 (c)	27,270
100,000	DISH DBS Corp. 5.88%, 07/15/22	97,500
27,000	Equinix, Inc. 5.38%, 04/01/18 (c)	28,350
	Frontier Communications Corp.
34,000	8.25%, 04/15/17	35,857
34,000	8.50%, 04/15/20	36,083
40,000	Gannett Co, Inc. 6.38%, 10/15/18 (c)	43,350
30,000	Hughes Satellite Systems Corp. 6.50%, 06/15/19	33,150
27,000	iHeartCommunications, Inc. 9.00%, 05/31/16 (c) †	21,026
54,000	Level 3 Financing, Inc. 5.38%, 08/15/17 (c)	55,417
50,000	Neptune Finco Corp. 10.88%, 10/15/20 (c) 144A	55,750
34,000	Netflix, Inc. 5.88%, 02/15/25	35,802
34,000	Nielsen Finance LLC 4.50%, 10/01/16 (c)	35,063
27,000	Sirius XM Radio, Inc. 4.63%, 05/15/18 (c) 144A	26,831
	Sprint Corp.
67,000	7.88%, 09/15/23	52,595
67,000	8.38%, 08/15/17	68,507
47,000	9.13%, 03/01/17	48,645
	T-Mobile USA, Inc.
50,000	6.25%, 04/01/17 (c)	52,312
67,000	6.63%, 04/01/18 (c)	71,857
Principal Amount		Value

Communications: (continued)
$27,000	Univision Communications, Inc. 8.50%, 05/31/16 (c) 144A	$28,218
50,000	Windstream Services LLC 7.75%, 10/01/16 (c)	42,625
		1,130,559
Consumer, Cyclical: 9.7%
30,000	Caesars Entertainment Resort Properties LLC
	11.00%, 10/01/16 (c)	28,350
34,000	Dollar Tree, Inc. 5.75%, 03/01/18 (c) 144A	36,475
40,000	GLP Capital LP 4.88%, 08/01/20 (c)	42,400
40,000	HD Supply, Inc. 7.50%, 10/15/16 (c)	42,550
30,000	Lennar Corp. 4.50%, 08/15/19 (c)	31,294
27,000	Ltd Brands, Inc. 6.63%, 04/01/21	30,848
50,000	MGM Resorts International 6.63%, 12/15/21	53,500
17,000	Rite Aid Corp. 6.75%, 06/15/16 (c)	17,940
50,000	Scientific Games International, Inc. 7.00%, 01/01/18 (c) 144A	51,219
27,000	The Goodyear Tire & Rubber Co. 6.50%, 05/31/16 (c)	28,451
34,000	Wynn Las Vegas LLC 4.25%, 02/28/23 (c) 144A	31,493
40,000	ZF North America Capital, Inc. 4.75%, 04/29/25 144A	40,700
		435,220
Consumer, Non-cyclical: 16.1%
47,000	ADT Corp. 3.50%, 07/15/22	43,357
40,000	CHS 6.88%, 02/01/18 (c)	36,400
40,000	Community Health Systems, Inc. 8.00%, 05/31/16 (c)	40,450
34,000	Constellation Brands, Inc. 4.25%, 05/01/23	35,700
50,000	DaVita HealthCare Partners, Inc. 5.00%, 05/01/20 (c)	50,125
27,000	Fresenius Medical Care US Finance II, Inc. 5.63%, 07/31/19 144A	29,498
110,000	HCA, Inc. 6.50%, 02/15/20	122,100
14,000	JBS USA LLC 8.25%, 05/31/16 (c) 144A	14,665
40,000	Kinetic Concepts, Inc. 10.50%, 05/31/16 (c)	40,626
17,000	Post Holdings, Inc. 6.75%, 12/01/17 (c) 144A	17,861
74,000	Reynolds Group Issuer, Inc. 5.75%, 05/30/16 (c)	76,960
34,000	Spectrum Brands, Inc. 5.75%, 07/15/20 (c)	36,232
67,000	Tenet Healthcare Corp. 4.75%, 06/01/20	69,345

See Notes to Financial Statements

77

TREASURY-HEDGED HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Consumer, Non-cyclical: (continued)
$27,000	The Hertz Corp. 7.38%, 05/31/16 (c) †	$27,979
54,000	United Rentals North America, Inc. 7.63%, 04/15/17 (c)	57,915
27,000	Valeant Pharmaceuticals International 6.38%, 10/15/16 (c) 144A	24,604
		723,817
Energy: 11.6%
40,000	Antero Resources Corp. 5.13%, 06/01/17 (c)	38,600
	California Resources Corp.
27,000	6.00%, 08/15/24 (c)	11,306
40,000	8.00%, 12/15/18 (c) 144A	27,550
24,000	Chesapeake Energy Corp. 8.00%, 12/15/18 (c) 144A	16,440
25,000	Citgo Holding, Inc. 10.75%, 02/15/20 144A	24,563
34,000	Concho Resources, Inc. 5.50%, 10/01/17 (c)	34,425
20,000	CONSOL Energy, Inc. 5.88%, 04/15/17 (c)	16,750
30,000	Continental Resources, Inc. 4.50%, 01/15/23 (c)	26,944
34,000	Denbury Resources, Inc. 5.50%, 05/01/17 (c)	22,015
20,000	Energy Transfer Equity LP 7.50%, 10/15/20	20,250
30,000	Energy XXI Gulf Coast, Inc. 11.00%, 09/15/17 (c) (d) 144A	10,650
40,000	EP Energy LLC 9.38%, 05/31/16 (c)	26,275
34,000	Halcon Resources Corp. 8.88%, 11/15/16 (c)	7,480
41,000	Linn Energy LLC 8.63%, 05/31/16 (c) (d)	4,305
20,000	Newfield Exploration Co. 5.63%, 07/01/24	20,450
17,000	NGPL Pipeco LLC 7.12%, 12/15/17 144A	17,638
27,000	Peabody Energy Corp. 6.00%, 11/15/18 (d)	2,781
34,000	QEP Resources, Inc. 6.88%, 03/01/21	33,830
20,000	Range Resources Corp. 5.00%, 02/15/17 (c) †	18,775
14,000	Rockies Express Pipeline 6.88%, 04/15/40 144A	12,390
51,000	Sabine Pass Liquefaction LLC 5.63%, 11/01/20 (c)	50,936
14,000	SandRidge Energy, Inc. 8.13%, 04/15/17 (c)	849
20,000	Targa Resources Partners LP 5.25%, 11/01/17 (c)	19,300
40,000	Tesoro Logistics LP 6.13%, 10/15/16 (c)	41,100
17,000	Whiting Petroleum Corp. 5.00%, 12/15/18 (c)	15,130
		520,732
Principal Amount		Value

Financial: 15.4%
$94,000	Ally Financial, Inc. 8.00%, 11/01/31	$113,035
	Bank of America Corp.
34,000	5.20%, 06/01/23 (c)	31,663
77,000	8.00%, 01/30/18 (c)	75,171
	CIT Group, Inc.
44,000	4.25%, 08/15/17	44,742
51,000	5.50%, 02/15/19 144A	53,550
50,000	Citigroup, Inc. 6.30%, 05/15/24 (c)	49,062
34,000	Genworth Financial, Inc. 6.15%, 11/15/16 (c)	9,860
40,000	Goldman Sachs Group, Inc. 5.38%, 05/10/20 (c)	38,670
34,000	Icahn Enterprises LP 6.00%, 02/01/17 (c)	34,088
40,000	International Lease Finance Corp. 6.25%, 05/15/19	43,500
40,000	Morgan Stanley 5.55%, 07/15/20 (c) †	39,650
54,000	Navient Corp. 5.88%, 03/25/21	51,232
	SLM Corp.
34,000	5.50%, 01/25/23 †	30,728
34,000	8.45%, 06/15/18	36,507
40,000	VEREIT Operating Partnership LP 3.00%, 01/06/19 (c)	39,400
		690,858
Industrial: 4.1%
27,000	Ball Corp. 5.00%, 03/15/22	28,420
30,000	Building Materials Corp. of America 5.38%, 11/15/19 (c) 144A	31,425
27,000	Case New Holland, Inc. 7.88%, 12/01/17	28,890
34,000	Cemex Finance LLC 9.38%, 10/12/17 (c) 144A	37,536
27,000	TransDigm, Inc. 5.50%, 05/31/16 (c)	27,540
30,000	XPO Logistics, Inc. 6.50%, 06/15/18 (c) † 144A	29,364
		183,175
Technology: 3.9%
27,000	Activision Blizzard, Inc. 5.63%, 09/15/16 (c) 144A	28,485
17,000	BMC Software Finance, Inc. 8.13%, 07/15/16 (c) 144A	12,665
70,000	First Data Corp. 7.00%, 12/01/18 (c) 144A	72,187
34,000	Micron Technology, Inc. 5.50%, 08/01/19 (c)	27,710
34,000	NCR Corp. 6.38%, 12/15/18 (c)	35,530
		176,577

See Notes to Financial Statements

78

Principal Amount		Value

Utilities: 4.8%
$34,000	AES Corp. 7.38%, 06/01/21 (c)	$39,185
	Calpine Corp.
34,000	5.75%, 10/15/19 (c)	34,468
17,000	6.00%, 11/01/16 (c) 144A	18,041
34,000	Dynegy, Inc. 6.75%, 05/01/17 (c)	34,459
17,000	FirstEnergy Corp. 7.38%, 11/15/31	20,711
27,000	NRG Energy, Inc. 7.63%, 01/15/18	29,025
40,000	Talen Energy Supply LLC 4.63%, 07/15/16 (c) 144A	37,400
		213,289
Total Corporate Bonds (Cost: $4,517,115)		4,239,475

Number of Shares
MONEY MARKET FUND: 3.9% (Cost: $176,476)
176,476	Dreyfus Government Cash Management Fund	176,476
Total Investments Before Collateral for Securities Loaned: 98.4% (Cost: $4,693,591)		4,415,951
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 5.7% (Cost: $255,411)
Repurchase Agreement: 5.7%
$255,411	Repurchase agreement dated 4/29/16 with Daiwa Capital Markets America, Inc., 0.32%, due 5/2/16, proceeds $255,418; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 5/5/16 to 9/9/49, valued at $260,519 including accrued interest)	$255,411
Total Investments: 104.1% (Cost: $4,949,002)		4,671,362
Liabilities in excess of other assets: (4.1)%		(182,300)
NET ASSETS: 100.0%		$4,489,062

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
†	Security fully or partially on loan. Total market value of securities on loan is $245,167.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $846,666, or 18.9% of net assets.

At April 30, 2016, the Fund held the following open futures contracts:

	Number of Contracts	Expiration Date	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5 Year Note (s)	36	June 2016	$(1,969)

(s)	Cash in the amount of $35,021 has been segregated by the broker as collateral to cover margin requirements for open futures contracts.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	3.7%	$165,248
Communications	25.6	1,130,559
Consumer, Cyclical	9.9	435,220
Consumer, Non-cyclical	16.4	723,817
Energy	11.8	520,732
Financial	15.6	690,858
Industrial	4.2	183,175
Technology	4.0	176,577
Utilities	4.8	213,289
Money Market Fund	4.0	176,476
	100.0%	$4,415,951

See Notes to Financial Statements

79

TREASURY-HEDGED HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$4,239,475	$—	$4,239,475
Money Market Fund	176,476	—	—	176,476
Repurchase Agreement	—	255,411	—	255,411
Total	$176,476	$4,494,886	$—	$4,671,362
Other Financial Instruments:
Futures Contracts	$(1,969)	$—	$—	$(1,969)

* See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the year ended April 30, 2016.

See Notes to Financial Statements

80

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VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2016

			Emerging	Emerging
		ChinaAMC	Markets	Markets
	BDC Income	China Bond	Aggregate	High Yield
	ETF	ETF	Bond ETF	Bond ETF
Assets:
Investments, at value (1) (2)	$85,574,905	$10,823,285	$14,860,720	$244,635,349
Short-term investments held as collateral for securities loaned (3)	19,895,702	—	423,713	30,412,952
Cash	—	—	—	—
Cash denominated in foreign currency, at value (4)	—	1,227,022 (a)	131,513	—
Receivables:
Investment securities sold	—	—	—	3,529,492
Shares sold	—	—	—	559
Due from Adviser	1,754	—	13,548	—
Dividends and interest	230,643	155,494	249,710	4,657,588
Prepaid expenses	500	161	120	2,854
Total assets	105,703,504	12,205,962	15,679,324	283,238,794

Liabilities:
Payables:
Investment securities purchased	—	—	—	4,933,016
Collateral for securities loaned	19,895,702	—	423,713	30,412,952
Line of credit	211,362	—	—	—
Shares redeemed	—	—	—	—
Due to Adviser	—	1,826	—	55,756
Due to custodian	84,451	3,175	—	—
Variation margin on futures contracts	—	—	—	—
Deferred Trustee fees	1,565	113	1,003	16,058
Accrued expenses	56,866	61,231	75,593	112,294
Total liabilities	20,249,946	66,345	500,309	35,530,076
NET ASSETS	$85,453,558	$12,139,617	$15,179,015	$247,708,718
Shares outstanding	5,200,000	500,000	700,000	10,600,000
Net asset value, redemption and offering price per share	$16.43	$24.28	$21.68	$23.37

Net assets consist of:
Aggregate paid in capital	$100,005,238	$12,752,933	$18,165,109	$289,371,826
Net unrealized appreciation (depreciation)	(9,145,053)	(124,125)	(1,155,772)	(17,404,751)
Undistributed (accumulated) net investment income (loss)	246,843	(462,514)	(70,899)	1,507,892
Accumulated net realized loss	(5,653,470)	(26,677)	(1,759,423)	(25,766,249)
	$85,453,558	$12,139,617	$15,179,015	$247,708,718
(1) Value of securities on loan	$19,302,632	$—	$411,876	$29,396,157
(2) Cost of investments	$94,719,958	$10,962,241	$16,023,673	$262,040,100
(3) Cost of short-term investments held as collateral for securities loaned	$19,895,702	$—	$423,713	$30,412,952
(4) Cost of cash denominated in foreign currency	$—	$1,212,441	$126,942	$—

(a)	Includes $2,919 of foreign investor minimum settlement reserve funds
(b)	Represents cash collateral held at broker for futures contracts

See Notes to Financial Statements

82

Fallen Angel	International	Investment	J.P. Morgan		Preferred	Treasury-Hedged
High Yield	High Yield	Grade Floating	EM Local Currency	Mortgage REIT	Securities ex	High Yield
Bond ETF	Bond ETF	Rate ETF	Bond ETF	Income ETF	Financials ETF	Bond ETF

$148,214,848	$128,138,909	$79,228,991	$1,423,765,846	$97,093,509	$309,538,745	$4,415,951
14,343,680	8,363,471	1,044,346	2,929,014	7,964,425	12,267,492	255,411
57,023	209,791	—	—	—	—	35,021 (b)
—	1,186,012	—	3,490,488	—	—	—

2,494,954	1,158,966	—	67,767,667	—	201,249	—
6,784,249	—	—	—	—	—	—
—	—	3,416	—	—	—	26,952
2,072,585	2,203,565	111,157	29,106,587	96,848	544,898	76,820
198	1,192	665	8,165	809	1,804	44
173,967,537	141,261,906	80,388,575	1,527,067,767	105,155,591	322,554,188	4,810,199

14,352,880	2,056,634	—	30,705,045	—	—	—
14,343,680	8,363,471	1,044,346	2,929,014	7,964,425	12,267,492	255,411
—	—	—	—	201,998	—	—
—	—	—	—	—	1,747	—
12,462	8,807	—	448,624	9,455	59,003	—
—	—	—	2,517,358	749,399	5	—
—	—	—	—	—	—	1,969
1,132	16,500	4,171	78,362	6,644	9,794	587
75,192	130,157	66,622	747,855	73,880	77,812	63,170
28,785,346	10,575,569	1,115,139	37,426,258	9,005,801	12,415,853	321,137
$145,182,191	$130,686,337	$79,273,436	$1,489,641,509	$96,149,790	$310,138,335	$4,489,062
5,350,000	5,400,000	3,200,000	78,600,000	4,800,000	15,250,000	200,000

$27.14	$24.20	$24.77	$18.95	$20.03	$20.34	$22.45

$135,914,149	$143,913,361	$79,757,894	$1,694,815,114	$139,411,026	$324,170,446	$5,079,545
8,843,466	(10,076,238)	(382,188)	(114,350,191)	(17,882,020)	4,695,001	(279,608)
756,683	(16,622)	73,579	(63,779,550)	374,827	315,278	50,346
(332,107)	(3,134,164)	(175,849)	(27,043,864)	(25,754,043)	(19,042,390)	(361,221)
$145,182,191	$130,686,337	$79,273,436	$1,489,641,509	$96,149,790	$310,138,335	$4,489,062
$13,514,233	$8,001,253	$1,016,734	$2,697,434	$7,756,834	$11,983,537	$245,167
$139,371,382	$138,267,230	$79,611,179	$1,539,353,566	$114,975,529	$304,843,744	$4,693,591
$14,343,680	$8,363,471	$1,044,346	$2,929,014	$7,964,425	$12,267,492	$255,411
$—	$1,159,962	$—	$3,445,230	$—	$—	$—

See Notes to Financial Statements

83

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2016

			Emerging	Emerging
		ChinaAMC	Markets	Markets
	BDC Income	China Bond	Aggregate	High Yield
	ETF	ETF	Bond ETF	Bond ETF
Income:
Dividends	$7,702,497	$—	$—	$—
Interest	—	820,700	802,931	23,314,001
Securities lending income	416,627	—	2,385	375,466
Foreign taxes withheld	—	(71,968)	(2,000)	—
Total income	8,119,124	748,732	803,316	23,689,467

Expenses:
Management fees	315,925	88,641	55,102	1,294,408
Professional fees	85,828	75,330	62,545	97,954
Insurance	1,216	405	293	6,742
Trustees’ fees and expenses	3,779	2,453	1,785	17,051
Reports to shareholders	20,670	25,835	8,403	65,210
Indicative optimized portfolio value fee	5,503	17,810	24,234	24,046
Custodian fees	1,430	21,639	24,059	67,375
Registration fees	8,609	6,619	4,851	11,451
Transfer agent fees	2,722	2,578	2,279	2,234
Fund accounting fees	2,162	817	334	10,063
Interest	5,262	—	31	485
Other	8,002	5,231	6,413	18,622
Total expenses	461,108	247,358	190,329	1,615,641
Waiver of management fees	(139,919)	(88,641)	(55,102)	(320,748)
Expenses assumed by the Adviser	—	(47,916)	(58,037)	—
Net expenses	321,189	110,801	77,190	1,294,893
Net investment income	7,797,935	637,931	726,126	22,394,574

Net realized gain (loss) on:
Investments	(4,457,547)	(547,742)	(404,138)	(10,683,566)
Futures contracts	—	—	—	—
In-kind redemptions	259,675	—	(101,001)	(7,553,337)
Foreign currency transactions and foreign denominated assets and liabilities	—	(165,401)	(56,145)	(109)
Net realized loss	(4,197,872)	(713,143)	(561,284)	(18,237,012)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,557,403)	(258,125)	(99,139)	(3,135,465)
Futures contracts	—	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	15,902	17,469	—
Net change in unrealized appreciation (depreciation)	(5,557,403)	(242,223)	(81,670)	(3,135,465)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,957,340)	$(317,435)	$83,172	$1,022,097

See Notes to Financial Statements

84

Fallen Angel	International	Investment	J.P. Morgan		Preferred	Treasury-Hedged
High Yield	High Yield	Grade Floating	EM Local Currency	Mortgage REIT	Securities ex	High Yield
Bond ETF	Bond ETF	Rate ETF	Bond ETF	Income ETF	Financials ETF	Bond ETF

$—	$—	$—	$—	$11,129,611	$16,743,612	$—
3,938,272	8,082,696	811,676	77,729,460	—	—	256,034
60,894	95,562	4,710	49,029	29,866	467,829	1,187
—	—	(242)	(1,587,800)	—	—	—
3,999,166	8,178,258	816,144	76,190,689	11,159,477	17,211,441	257,221

238,383	556,516	301,893	4,321,144	418,164	1,066,631	22,094
75,036	96,611	28,391	140,015	80,496	108,953	81,840
543	2,812	1,572	20,196	1,899	4,331	95
2,302	7,881	4,045	48,287	4,693	11,649	400
10,168	30,703	14,385	163,435	29,779	48,131	9,132
19,438	23,807	21,755	22,334	19,616	5,557	14,785
28,173	109,899	23,651	1,415,537	5,342	15,083	18,600
5,008	5,216	4,855	15,365	6,020	16,013	2,318
1,784	1,973	2,136	680	1,530	2,236	2,052
2,001	3,999	2,911	35,140	2,041	8,087	219
293	15	206	12,396	14,424	13,945	—
7,579	10,402	6,271	57,988	8,013	14,612	6,016
390,708	849,834	412,071	6,252,517	592,017	1,315,228	157,551
(152,030)	(293,305)	(291,108)	(437,453)	(159,428)	(234,655)	(22,094)
—	—	—	—	—	—	(110,907)
238,678	556,529	120,963	5,815,064	432,589	1,080,573	24,550
3,760,488	7,621,729	695,181	70,375,625	10,726,888	16,130,868	232,671

(292,209)	(2,966,466)	5,020	(111,751,928)	(14,236,369)	(14,709,813)	(56,966)
—	—	—	—	—	—	(126,086)
—	(2,576,497)	(41,968)	(25,036,951)	88,787	133,855	(39,678)

—	(7,210)	—	(3,819,636)	—	—	—
(292,209)	(5,550,173)	(36,948)	(140,608,515)	(14,147,582)	(14,575,958)	(222,730)

7,881,867	(275,601)	(612,847)	35,160,654	(5,785,842)	7,619,192	(231,254)
—	—	—	—	—	—	46,981

—	(4,168)	—	1,525,154	—	—	—
7,881,867	(279,769)	(612,847)	36,685,808	(5,785,842)	7,619,192	(184,273)
$11,350,146	$1,791,787	$45,386	$(33,547,082)	$(9,206,536)	$9,174,102	$(174,332)

See Notes to Financial Statements

85

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	BDC Income ETF		ChinaAMC China Bond ETF
				For the Period
	For the Year	For the Year	For the Year	November 10,
	Ended	Ended	Ended	2014 (a) through
	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015
Operations:
Net investment income	$7,797,935	$4,419,327	$637,931	$260,839
Net realized gain (loss)	(4,197,872)	(1,081,478)	(713,143)	(153,921)
Net change in unrealized appreciation (depreciation)	(5,557,403)	(2,300,026)	(242,223)	118,098
Net increase (decrease) in net assets resulting from operations	(1,957,340)	1,037,823	(317,435)	225,016

Dividends and Distributions to shareholders:
Dividends from net investment income	(7,382,900)	(4,244,650)	(376,862)	(144,035)
Distributions from net realized capital gains	—	—	—	—
Return of capital	—	—	(264,458)	(68,565)
Total Dividends and Distributions	(7,382,900)	(4,244,650)	(641,320)	(212,600)

Share transactions:**
Proceeds from sale of shares	27,352,748	57,980,408	12,449,569	27,307,725
Cost of shares redeemed	(6,818,018)	(14,242,190)	(19,306,002)	(7,365,336)
Increase (decrease) in net assets resulting from share transactions	20,534,730	43,738,218	(6,856,433)	19,942,389
Total increase (decrease) in net assets	11,194,490	40,531,391	(7,815,188)	19,954,805
Net Assets, beginning of period	74,259,068	33,727,677	19,954,805	—
Net Assets, end of period†	$85,453,558	$74,259,068	$12,139,617	$19,954,805
† Including undistributed (accumulated) net investment income (loss)	$246,843	$190,560	$(462,514)	$(6,484)
** Shares of Common Stock Issued (no par value)
Shares sold	1,600,000	3,050,000	500,000	1,100,000
Shares redeemed	(400,000)	(750,000)	(800,000)	(300,000)
Net increase (decrease)	1,200,000	2,300,000	(300,000)	800,000

(a)	Commencement of operations

See Notes to Financial Statements

86

Emerging Markets		Emerging Markets		Fallen Angel
Aggregate Bond ETF		High Yield Bond ETF		High Yield Bond ETF

For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015

$726,126	$813,836	$22,394,574	$26,931,623	$3,760,488	$996,507
(561,284)	(280,377)	(18,237,012)	(13,017,275)	(292,209)	347,083
(81,670)	(892,427)	(3,135,465)	(9,905,402)	7,881,867	(260,137)

83,172	(358,968)	1,022,097	4,008,946	11,350,146	1,083,453

(282,259)	(560,225)	(23,208,340)	(26,482,780)	(3,091,560)	(993,280)
—	—	—	—	(134,200)	(223,200)
(450,211)	(184,000)	—	—	—	—
(732,470)	(744,225)	(23,208,340)	(26,482,780)	(3,225,760)	(1,216,480)

—	1,104,569	43,363,053	109,419,516	122,551,683	12,449,879
(2,100,130)	(3,628,462)	(160,730,217)	(38,704,964)	(11,772,808)	(2,732,438)

(2,100,130)	(2,523,893)	(117,367,164)	70,714,552	110,778,875	9,717,441
(2,749,428)	(3,627,086)	(139,553,407)	48,240,718	118,903,261	9,584,414
17,928,443	21,555,529	387,262,125	339,021,407	26,278,930	16,694,516
$15,179,015	$17,928,443	$247,708,718	$387,262,125	$145,182,191	$26,278,930
$(70,899)	$(64,821)	$1,507,892	$2,213,384	$756,683	$87,755

—	50,000	1,800,000	4,200,000	4,850,000	450,000
(100,000)	(150,000)	(7,000,000)	(1,600,000)	(450,000)	(100,000)
(100,000)	(100,000)	(5,200,000)	2,600,000	4,400,000	350,000

See Notes to Financial Statements

87

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

 (continued)

	International		Investment Grade
	High Yield Bond ETF		Floating Rate ETF
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015
Operations:
Net investment income	$7,621,729	$9,415,015	$695,181	$590,955
Net realized gain (loss)	(5,550,173)	(5,120,906)	(36,948)	(70,968)
Net change in unrealized appreciation (depreciation)	(279,769)	(15,936,787)	(612,847)	(192,557)
Net increase (decrease) in net assets resulting from operations	1,791,787	(11,642,678)	45,386	327,430

Dividends and Distributions to shareholders:
Dividends from net investment income	(6,023,046)	(7,789,971)	(674,950)	(584,790)
Distributions from net realized capital gains	—	—	—	(37,000)
Return of capital	(1,636,654)	(1,917,549)	—	—
Total Dividends and Distributions	(7,659,700)	(9,707,520)	(674,950)	(621,790)

Share transactions:**
Proceeds from sale of shares	19,471,203	55,430,653	—	19,999,220
Cost of shares redeemed	(37,919,991)	(39,930,454)	(19,865,721)	(17,520,415)
Increase (decrease) in net assets resulting from share transactions	(18,448,788)	15,500,199	(19,865,721)	2,478,805
Total increase (decrease) in net assets	(24,316,701)	(5,849,999)	(20,495,285)	2,184,445
Net Assets, beginning of year	155,003,038	160,853,037	99,768,721	97,584,276
Net Assets, end of year†	$130,686,337	$155,003,038	$79,273,436	$99,768,721
† Including undistributed (accumulated) net investment income (loss)	$(16,622)	$(16,875)	$73,579	$53,348

** Shares of Common Stock Issued (no par value)
Shares sold	800,000	2,000,000	—	800,000
Shares redeemed	(1,600,000)	(1,600,000)	(800,000)	(700,000)
Net increase (decrease)	(800,000)	400,000	(800,000)	100,000

See Notes to Financial Statements

88

J.P. Morgan EM				Preferred Securities
Local Currency Bond ETF		Mortgage REIT Income ETF		ex Financials ETF
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015

$70,375,625	$53,183,252	$10,726,888	$10,281,468	$16,130,868	$12,377,333
(140,608,515)	(100,840,099)	(14,147,582)	(2,417,721)	(14,575,958)	218,883
36,685,808	(48,254,678)	(5,785,842)	(961,188)	7,619,192	(861,780)

(33,547,082)	(95,911,525)	(9,206,536)	6,902,559	9,174,102	11,734,436

—	(24,225,613)	(9,690,275)	(11,284,160)	(15,012,980)	(11,446,740)
—	—	—	—	—	—
(67,576,480)	(23,138,007)	(332,725)	—	—	—
(67,576,480)	(47,363,620)	(10,023,000)	(11,284,160)	(15,012,980)	(11,446,740)

786,351,450	702,553,855	13,901,038	32,068,905	69,646,263	153,493,777
(289,110,180)	(276,123,547)	(16,481,831)	(15,866,689)	(41,022,732)	(28,946,418)

497,241,270	426,430,308	(2,580,793)	16,202,216	28,623,531	124,547,359
396,117,708	283,155,163	(21,810,329)	11,820,615	22,784,653	124,835,055
1,093,523,801	810,368,638	117,960,119	106,139,504	287,353,682	162,518,627
$1,489,641,509	$1,093,523,801	$96,149,790	$117,960,119	$310,138,335	$287,353,682
$(63,779,550)	$(35,382,851)	$374,827	$395,752	$315,278	$401,452

42,000,000	32,200,000	650,000	1,300,000	3,500,000	7,400,000
(16,600,000)	(13,200,000)	(850,000)	(650,000)	(2,100,000)	(1,400,000)
25,400,000	19,000,000	(200,000)	650,000	1,400,000	6,000,000

See Notes to Financial Statements

89

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Treasury-Hedged
	High Yield Bond ETF
	For the Year	For the Year
	Ended	Ended
	April 30, 2016	April 30, 2015
Operations:
Net investment income	$232,671	$385,381
Net realized loss	(222,730)	(227,823)
Net change in unrealized appreciation (depreciation)	(184,273)	(300,788)
Net decrease in net assets resulting from operations	(174,332)	(143,230)

Dividends to shareholders:
Dividends from net investment income	(238,620)	(399,620)

Share transactions:**
Proceeds from sale of shares	—	7,567,217
Cost of shares redeemed	(2,411,788)	(9,961,206)
Decrease in net assets resulting from share transactions	(2,411,788)	(2,393,989)
Total decrease in net assets	(2,824,740)	(2,936,839)
Net Assets, beginning of year	7,313,802	10,250,641
Net Assets, end of year†	$4,489,062	$7,313,802
† Including undistributed net investment income	$50,346	$56,295

** Shares of Common Stock Issued (no par value)
Shares sold	—	300,000
Shares redeemed	(100,000)	(400,000)
Net decrease	(100,000)	(100,000)

See Notes to Financial Statements

90

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	BDC Income ETF
				For the Period
				February 11,
				2013 (a) through
	For the Year Ended April 30,			April 30,
	2016	2015	2014	2013
Net asset value, beginning of period	$18.56	$19.84	$20.72	$19.98
Income from investment operations:
Net investment income	1.59	1.51	1.37	0.21
Net realized and unrealized gain (loss) on investments	(2.20)	(1.27)	(0.97)	0.74
Total from investment operations	(0.61)	0.24	0.40	0.95
Less:
Dividends from net investment income	(1.52)	(1.52)	(1.28)	(0.21)
Net asset value, end of period	$16.43	$18.56	$19.84	$20.72
Total return (b)	(2.98)%	1.28%	1.94%	4.79	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$85,454	$74,259	$33,728	$11,398
Ratio of gross expenses to average net assets	0.58%	0.58%	0.81%	4.82	%(c)
Ratio of net expenses to average net assets	0.41%	0.41%	0.40%	0.40	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	9.87%	8.59%	7.38%	6.67	%(c)
Portfolio turnover rate	23%	20%	14%	0	%(d)

	ChinaAMC China Bond ETF
		For the Period
	For the Year	November 10,
	Ended	2014 (a) through
	April 30, 2016	April 30, 2015
Net asset value, beginning of period	$24.94	$25.00
Income from investment operations:
Net investment income	0.70	0.29
Net realized and unrealized loss on investments	(0.65)	(0.12)
Total from investment operations	0.05	0.17
Less:
Dividends from net investment income	(0.37)	(0.15)
Return of capital	(0.34)	(0.08)
Total dividends	(0.71)	(0.23)
Net asset value, end of period	$24.28	$24.94
Total return (b)	0.20%	0.71	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$12,140	$19,955
Ratio of gross expenses to average net assets	1.12%	1.22	%(c)
Ratio of net expenses to average net assets	0.50%	0.50	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	2.88%	2.61	%(c)
Portfolio turnover rate	58%	58	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized

See Notes to Financial Statements

91

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Emerging Markets Aggregate Bond ETF
						For the Period
						May 11,
						2011 (a) through
	For the Year Ended April 30,					April 30,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$22.41	$23.95	$26.43	$25.28		$25.00
Income from investment operations:
Net investment income	0.95	1.04	1.19	1.16		1.30
Net realized and unrealized gain (loss) on investments	(0.70)	(1.63)	(2.49)	1.10		0.18
Total from investment operations	0.25	(0.59)	(1.30)	2.26		1.48
Less:
Dividends from net investment income	(0.37)	(0.72)	(0.61)	(1.10)		(1.19)
Distributions from net realized capital gains	—	—	—	(0.01)		(0.01)
Return of capital	(0.61)	(0.23)	(0.57)	—		—
Total dividends and distributions	(0.98)	(0.95)	(1.18)	(1.11)		(1.20)
Net asset value, end of period	$21.68	$22.41	$23.95	$26.43		$25.28
Total return (b)	1.33%	(2.52)%	(4.78)%	9.25%		6.05	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,179	$17,928	$21,556	$47,571		$7,583
Ratio of gross expenses to average net assets	1.21%	1.01%	1.34%	1.26%		1.92	%(c)
Ratio of net expenses to average net assets	0.49%	0.49%	0.50%	0.49%		0.49	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.49%	0.49%	0.49%	0.49%		0.49	%(c)
Ratio of net investment income to average net assets	4.61%	4.41%	4.57%	4.92%		5.44	%(c)
Portfolio turnover rate	13%	24%	58%	11%		11	%(d)

	Emerging Markets High Yield Bond ETF
				For the Period
				May 8, 2012 (a)
				through
	For the Year Ended April 30,			April 30,
	2016	2015	2014	2013
Net asset value, beginning of period	$24.51	$25.68	$26.86	$25.03
Income from investment operations:
Net investment income	1.64	1.64	1.51	1.54
Net realized and unrealized gain (loss) on investments	(1.13)	(1.18)	(1.21)	1.75
Total from investment operations	0.51	0.46	0.30	3.29
Less:
Dividends from net investment income	(1.65)	(1.63)	(1.48)	(1.45)
Distributions from net realized capital gains	—	—	—	(0.01)
Total dividends and distributions	(1.65)	(1.63)	(1.48)	(1.46)
Net asset value, end of period	$23.37	$24.51	$25.68	$26.86
Total return (b)	2.38%	1.94%	1.34%	13.47	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$247,709	$387,262	$339,021	$247,080
Ratio of gross expenses to average net assets	0.50%	0.47%	0.53%	0.69	%(c)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	6.93%	6.64%	6.05%	6.09	%(c)
Portfolio turnover rate	42%	35%	16%	20	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized

See Notes to Financial Statements

92

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Fallen Angel High Yield Bond ETF
					For the Period
					April 10,
					2012 (a) through
	For the Year Ended April 30,				April 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$27.66	$27.82	$27.54	$25.20	$25.00
Income from investment operations:
Net investment income	1.39	1.43	1.54	1.62	0.07
Net realized and unrealized gain (loss) on investments	(0.51)	0.17	0.37	2.39	0.13
Total from investment operations	0.88	1.60	1.91	4.01	0.20
Less:
Dividends from net investment income	(1.34)	(1.48)	(1.55)	(1.55)	—
Distributions from net realized capital gains	(0.06)	(0.28)	(0.08)	(0.12)	—
Total dividends and distributions	(1.40)	(1.76)	(1.63)	(1.67)	—
Net asset value, end of period	$27.14	$27.66	$27.82	$27.54	$25.20
Total return (b)	3.59%	5.98%	7.31%	16.40%	0.80	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$145,182	$26,279	$16,695	$11,017	$10,080
Ratio of gross expenses to average net assets	0.65%	0.90%	1.47%	1.48%	6.27	%(c)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	6.27%	5.27%	5.72%	6.16%	4.90	%(c)
Portfolio turnover rate	39%	50%	35%	34%	0	%(d)

	International High Yield Bond ETF
					For the Period
					April 2, 2012 (a)
					through
	For the Year Ended April 30,				April 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.00	$27.73	$27.37	$24.93	$24.96
Income from investment operations:
Net investment income	1.30	1.32	1.66	1.43	0.10
Net realized and unrealized gain (loss) on investments	(0.80)	(2.67)	0.44	2.43	(0.13)
Total from investment operations	0.50	(1.35)	2.10	3.86	(0.03)
Less:
Dividends from net investment income	(1.00)	(1.09)	(1.69)	(1.42)	—
Distributions from net realized capital gains	—	—	(0.05)	—	—
Return of capital	(0.30)	(0.29)	—	—	—
Total dividends and distributions	(1.30)	(1.38)	(1.74)	(1.42)	—
Net asset value, end of period	$24.20	$25.00	$27.73	$27.37	$24.93
Total return (b)	2.29%	(4.94)%	8.06%	16.01%	(0.12	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$130,686	$155,003	$160,853	$273,736	$19,943
Ratio of gross expenses to average net assets	0.61%	0.54%	0.58%	0.52%	2.85	%(c)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	5.48%	5.13%	5.59%	5.81%	5.65	%(c)
Portfolio turnover rate	20%	37%	27%	11%	0	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized

See Notes to Financial Statements

93

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Investment Grade Floating Rate ETF
	For the Year Ended April 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$24.94	$25.02	$24.95	$24.27	$24.82
Income from investment operations:
Net investment income	0.20	0.16	0.15	0.23	0.23
Net realized and unrealized gain (loss) on investments	(0.18)	(0.07)	0.07	0.69	(0.58)
Total from investment operations	0.02	0.09	0.22	0.92	(0.35)
Less:
Dividends from net investment income	(0.19)	(0.16)	(0.15)	(0.24)	(0.20)
Distributions from net realized capital gains	—	(0.01)	—	—	—
Total dividends and distributions	(0.19)	(0.17)	(0.15)	(0.24)	(0.20)
Net asset value, end of year	$24.77	$24.94	$25.02	$24.95	$24.27
Total return (a)	0.10%	0.35%	0.88%	3.82%	(1.40)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$79,273	$99,769	$97,584	$17,462	$7,282
Ratio of gross expenses to average net assets	0.48%	0.48%	0.54%	1.48%	1.92%
Ratio of net expenses to average net assets	0.14%	0.17%	0.19%	0.19%	0.19%
Ratio of net expenses, excluding interest expense, to average net assets	0.14%	0.17%	0.19%	0.19%	0.19%
Ratio of net investment income to average net assets	0.81%	0.63%	0.62%	0.91%	0.95%
Portfolio turnover rate	36%	33%	13%	5%	14%

	J.P. Morgan EM Local Currency Bond ETF
	For the Year Ended April 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.55	$23.69	$27.56	$26.28	$27.74
Income from investment operations:
Net investment income	1.04 (b)	1.23	1.38	1.36	1.41
Net realized and unrealized gain (loss) on investments	(1.62)	(3.26)	(3.98)	1.13	(1.54)
Total from investment operations	(0.58)	(2.03)	(2.60)	2.49	(0.13)
Less:
Dividends from net investment income	—	(0.62)	(0.87)	(1.14)	(1.33)
Return of capital	(1.02)	(0.49)	(0.40)	(0.07)	—
Total dividends	(1.02)	(1.11)	(1.27)	(1.21)	(1.33)
Net asset value, end of year	$18.95	$20.55	$23.69	$27.56	$26.28
Total return (a)	(2.47)%	(8.85)%	(9.35)%	9.75%	(0.34)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,489,642	$1,093,524	$810,369	$1,504,998	$741,109
Ratio of gross expenses to average net assets	0.51%	0.49%	0.52%	0.48%	0.47%
Ratio of net expenses to average net assets	0.47%	0.47%	0.47%	0.47%	0.47%
Ratio of net expenses, excluding interest expense, to average net assets	0.47%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	5.69%	5.49%	5.47%	5.28%	5.71%
Portfolio turnover rate	34%	36%	16%	16%	21%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based on average shares outstanding

See Notes to Financial Statements

94

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Mortgage REIT Income ETF
						For the Period
						August 16,
						2011 (a) through
	For the Year Ended April 30,					April 30,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$23.59	$24.40	$29.41	$25.35		$24.85
Income from investment operations:
Net investment income	2.12	2.03	3.06	2.84		2.07
Net realized and unrealized gain (loss) on investments	(3.71)	(0.55)	(4.85)	4.08		0.36
Total from investment operations	(1.59)	1.48	(1.79)	6.92		2.43
Less:
Dividends from net investment income	(1.90)	(2.29)	(2.61)	(2.72)		(1.93)
Distributions from net realized capital gains	—	—	—	(0.14)		—
Return of capital	(0.07)	—	(0.61)	—		—
Total dividends and distributions	(1.97)	(2.29)	(3.22)	(2.86)		(1.93)
Net asset value, end of period	$20.03	$23.59	$24.40	$29.41		$25.35
Total return (b)	(6.66)%	6.23%	(4.87)%	28.75%		10.87	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$96,150	$117,960	$106,140	$130,884		$34,228
Ratio of gross expenses to average net assets	0.57%	0.51%	0.60%	0.58%		1.19	%(c)
Ratio of net expenses to average net assets	0.41%	0.41%	0.41%	0.41%		0.41	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40%		0.40	%(c)
Ratio of net investment income to average net assets	10.27%	8.65%	12.22%	11.60%		14.50	%(c)
Portfolio turnover rate	16%	29%	26%	6%		8	%(d)

	Preferred Securities ex Financials ETF
				For the Period
				July 16, 2012 (a)
				through
	For the Year Ended April 30,			April 30,
	2016	2015	2014	2013
Net asset value, beginning of period	$20.75	$20.70	$20.69	$20.06
Income from investment operations:
Net investment income	1.20	1.22	1.25	0.89
Net realized and unrealized gain (loss) on investments	(0.48)	— (e)	— (e)	0.57
Total from investment operations	0.72	1.22	1.25	1.46
Less:
Dividends from net investment income	(1.13)	(1.17)	(1.24)	(0.83)
Net asset value, end of period	$20.34	$20.75	$20.70	$20.69
Total return (b)	3.77%	6.08%	6.59%	7.38	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$310,138	$287,354	$162,519	$163,471
Ratio of gross expenses to average net assets	0.49%	0.47%	0.53%	0.51	%(c)
Ratio of net expenses to average net assets	0.41%	0.40%	0.40%	0.40	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	6.05%	6.04%	6.40%	6.25	%(c)
Portfolio turnover rate	27%	16%	19%	21	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

95

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Treasury-Hedged High Yield Bond ETF
				For the Period
				March 21,
				2013 (a) through
	For the Year Ended April 30,			April 30,
	2016	2015	2014	2013
Net asset value, beginning of period	$24.38	$25.63	$25.34	$25.00
Income from investment operations:
Net investment income	1.08 (e)	1.09	0.89	0.06
Net realized and unrealized gain (loss) on investments	(1.90)	(1.23)	0.48	0.28
Total from investment operations	(0.82)	(0.14)	1.37	0.34
Less:
Dividends from net investment income	(1.11)	(1.11)	(0.85)	—
Distributions from net realized capital gains	—	—	(0.23)	—
Total dividends and distributions	(1.11)	(1.11)	(1.08)	—
Net asset value, end of period	$22.45	$24.38	$25.63	$25.34
Total return (b)	(3.33)%	(0.56)%	5.55%	1.36	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,489	$7,314	$10,251	$10,136
Ratio of gross expenses to average net assets	3.21%	1.44%	2.50%	4.53	%(c)
Ratio of net expenses to average net assets	0.50%	0.50%	1.22%	1.54	%(c)
Ratio of net expenses, excluding interest expense and interest on securities sold short, to average net assets	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	4.75%	4.40%	3.52%	2.26	%(c)
Portfolio turnover rate	25%	35%	41%	124	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Calculated bases on average shares outstanding

See Notes to Financial Statements

96

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of April 30, 2016, offers fifty-seven investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: BDC Income ETF (“BDC Income”), ChinaAMC China Bond ETF (“ChinaAMC China Bond”), Emerging Markets Aggregate Bond ETF (“Emerging Markets Aggregate”), Emerging Markets High Yield Bond ETF (“Emerging Markets High Yield”), Fallen Angel High Yield Bond ETF (“Fallen Angel”), International High Yield Bond ETF (“International High Yield”), Investment Grade Floating Rate ETF (“Investment Grade”), J.P. Morgan EM Local Currency Bond ETF (“J.P. Morgan EM”) (formerly Emerging Markets Local Currency Bond ETF), Mortgage REIT Income ETF (“Mortgage REIT”), Preferred Securities ex Financials ETF (“Preferred Securities”) and Treasury-Hedged High Yield Bond ETF (“Treasury-Hedged”), each a “Fund” and collectively the “Funds”. Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index. The Funds (except BDC Income, Mortgage REIT and Preferred Securities) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC China Bond. ChinaAMC China Bond seeks to achieve its investment objective by primarily investing in bonds issued in the People’s Republic of China (“PRC”) via the Sub-Adviser. BDC Income, Mortgage REIT and Preferred Securities seek to achieve their investment objective through a portfolio of securities in substantially the same weighting as their index.

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
BDC Income	February 11, 2013	MVISTM US Business Development Companies Index*
ChinaAMC China Bond	November 10, 2014	ChinaBond China High Quality Bond Index
Emerging Markets Aggregate	May 11, 2011	MVISTM EM Aggregate Bond Index*
Emerging Markets High Yield	May 8, 2012	The BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index
Fallen Angel	April 10, 2012	The BofA Merrill Lynch US Fallen Angel High Yield Index
International High Yield	April 2, 2012	The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index
Investment Grade	April 25, 2011	MVISTM US Investment Grade Floating Rate Index*
J.P. Morgan EM	July 22, 2010	J.P. Morgan Government Bond Index-Emerging Markets Global Core
Mortgage REIT	August 16, 2011	MVISTM Global Mortgage REITs Index*
Preferred Securities	July 16, 2012	Wells Fargo® Hybrid and Preferred Securities ex Financials Index
Treasury-Hedged	March 21, 2013	MVISTM US Treasury-Hedged High Yield Bond Index*

*	Published by MV Index Solutions GmbH, an indirect, wholly-owned subsidiary of the Adviser.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

97

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
98

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund (except BDC Income and Mortgage REIT which are declared and paid quarterly). Distributions of net realized capital gains, if any, generally are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of April 30, 2016, are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments.

Futures Contracts—The Funds may purchase or sell futures contracts to gain exposure or to hedge against interest rate movement. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day depending on the fluctuations in the value of the underlying futures contracts, except that in the

99

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures. Treasury-Hedged held futures contracts for twelve months during the year ended April 30, 2016, of which the average notional amount was $4,870,910. Futures contracts held by Treasury-Hedged at April 30, 2016 are reflected in the Schedule of Investments.

At April 30, 2016, Treasury-Hedged held the following derivative instruments:

Liability Derivatives
Interest Rate Risk
Futures contracts[1]	$1,969

[1]	Statements of Assets and Liabilities location: Variation margin on futures contracts

For Treasury-Hedged, the impact of transactions in derivative instruments during the year ended April 30, 2016, was as follows:

Interest Rate Risk
Net change in unrealized appreciation (depreciation):
Futures contracts[2]	$46,981
Realized gain (loss)
Futures contracts[3]	(126,086)

[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts
[3]	Statements of Operations location: Net realized gain (loss) on futures contracts

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at April 30, 2016 is presented in the Schedules of Investments. Refer to related disclosure in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

The table below presents both gross and net information about the derivative instruments subject to master netting or other similar agreements that are eligible for offset in the Statements of Assets and Liabilities, as well as financial collateral received or pledged (including cash collateral and margin) as of April 30, 2016. Collateral is disclosed up to 100% of the net amount of unrealized gain/loss or market value of the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of April 30, 2016.

				Net Amounts of	Financial
		Gross	Gross Amounts	Liabilities Presented	Instruments
		Amounts of	Offset in the	in the Statements	and Cash
		Recognized	Statements of Assets	of Assets and	Collateral	Net
Fund	Description	Liabilities	and Liabilities	Liabilities	Pledged*	Amount
Treasury-Hedged	Futures Contracts	$1,969	$—	$1,969	$(1,969)	$—

*	Gross amounts not offset in the Statements of Assets and Liabilities

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of
100

investments and/or an increase in realized gains. Such amounts are based upon estimates if actual amounts are not available, and actual amounts of income, realized gains and return of capital may differ from estimated amounts. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, at least until September 1, 2016, to voluntarily waive or limit its fees and to assume as its own certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses do not exceed the expense limitations (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current expense limitations, management fee rates and the amounts waived/assumed by the Adviser for the year ended April 30, 2016, are as follows:

	Expense	Management	Waiver of	Expenses Assumed
Fund	Limitations	Fee Rates	Management Fees	by the Adviser
BDC Income	0.40%	0.40%	$139,919	$—
ChinaAMC China Bond	0.50	0.40	88,641	47,916
Emerging Markets Aggregate	0.49	0.35	55,102	58,037
Emerging Markets High Yield	0.40	0.40	320,748	—
Fallen Angel	0.40	0.40	152,030	—
International High Yield	0.40	0.40	293,305	—
Investment Grade	0.14	0.35	291,108	—
J.P. Morgan EM	0.47	0.35	437,453	—
Mortgage REIT	0.40	0.40	159,428	—
Preferred Securities	0.40	0.40	234,655	—
Treasury-Hedged	0.50	0.45	22,094	110,907

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended April 30, 2016, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
BDC Income	$19,182,770	$17,851,209
ChinaAMC China Bond	11,649,316	18,116,824
Emerging Markets Aggregate	2,000,808	2,068,214
Emerging Markets High Yield	131,914,344	141,831,728
Fallen Angel	127,357,545	23,977,419
International High Yield	27,333,734	28,217,210
Investment Grade	31,154,540	30,702,408
J.P. Morgan EM	726,121,045	409,577,859
Mortgage REIT	16,227,928	27,627,639
Preferred Securities	73,361,029	77,506,551
Treasury-Hedged	1,159,664	1,313,178
101

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NOTES TO FINANCIAL STATEMENTS

(continued)

Note 5—Income Taxes—As of April 30, 2016, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Fund	Cost of Investments	Appreciation	Depreciation	(Depreciation)
BDC Income	$115,450,684	$899,623	$(10,879,700)	$(9,980,077)
ChinaAMC China Bond	10,980,448	32,760	(189,923)	(157,163)
Emerging Markets Aggregate	16,451,502	430,141	(1,597,210)	(1,167,069)
Emerging Markets High Yield	292,530,994	5,280,601	(22,763,294)	(17,482,693)
Fallen Angel	154,388,404	9,866,049	(1,695,925)	8,170,124
International High Yield	146,673,099	3,157,313	(13,328,032)	(10,170,719)
Investment Grade	80,655,525	36,702	(418,890)	(382,188)
J.P. Morgan EM	1,564,616,737	24,497,990	(162,419,867)	(137,921,877)
Mortgage REIT	126,081,585	72,235	(21,095,886)	(21,023,651)
Preferred Securities	316,587,625	12,990,472	(7,771,860)	5,218,612
Treasury-Hedged	4,949,002	72,672	(350,312)	(277,640)

At April 30, 2016, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed	Undistributed	Accumulated	Qualified	Other	Unrealized
	Ordinary	Long-Term	Capital	Late-Year	Temporary	Appreciation
Fund	Income	Capital Gains	Losses	Losses*	Difference	(Depreciation)	Total
BDC Income	$224,846	$—	$(4,794,884)	$—	$(1,565)	$(9,980,077)	$(14,551,680)
ChinaAMC China Bond	—	—	(20,697)	(450,174)	(113)	(142,332)	(613,316)
Emerging Markets Aggregate	—	—	(1,755,307)	(69,896)	(1,003)	(1,159,888)	(2,986,094)
Emerging Markets High Yield	1,523,950	—	(25,688,307)	—	(16,058)	(17,482,693)	(41,663,108)
Fallen Angel	1,089,192	9,858	—	—	(1,132)	8,170,124	9,268,042
International High Yield	—	—	(3,091,888)	—	(16,500)	(10,118,636)	(13,227,024)
Investment Grade	77,750	—	(175,849)	—	(4,171)	(382,188)	(484,458)
J.P. Morgan EM	—	—	(22,806,758)	(45,604,129)	(78,370)	(136,684,348)	(205,173,605)
Mortgage REIT	—	—	(22,230,940)	—	(6,645)	(21,023,651)	(43,261,236)
Preferred Securities	423,870	—	(18,633,084)	—	(1,041,509)	5,218,612	(14,032,111)
Treasury-Hedged	50,933	—	(363,190)	—	(586)	(277,640)	(590,483)

*	Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2015, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2015 and specified losses incurred after October 31, 2015. These losses are deemed to arise on the first day of the Funds’ next taxable year. For the year ended April 30, 2016, the Funds intend to defer to May 1, 2016 for federal tax purposes qualified late-year losses as follows:
Late-Year
Fund	Ordinary Losses
ChinaAMC China Bond	$450,174
Emerging Markets Aggregate	69,896
J.P. Morgan EM	45,604,129

The tax character of dividends paid to shareholders during the years ended April 30, 2016 and April 30, 2015 was as follows:

	Ordinary Income			Long-Term Capital Gains		Return of Capital
Fund	April 30, 2016	April 30, 2015		April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015
BDC Income	$7,382,900	$4,244,650		$—	$—	$—	$—
ChinaAMC China Bond	376,862	144,035		—	—	264,458	68,565
Emerging Markets Aggregate	282,259	560,225		—	—	450,211	184,000
Emerging Markets High Yield	23,208,340	26,482,780		—	—	—	—
Fallen Angel	3,091,560	1,047,680	*	134,200	168,800	—	—
International High Yield	6,023,046	7,789,971		—	—	1,636,654	1,917,549
Investment Grade	674,950	600,502	*	—	21,288	—	—
J.P. Morgan EM	—	24,225,613		—	—	67,576,480	23,138,007
Mortgage REIT	9,690,275	11,284,160		—	—	332,725	—
Preferred Securities	15,012,980	11,446,740		—	—	—	—
Treasury-Hedged	238,620	399,620		—	—	—	—

*	Includes short-term capital gains
102

At April 30, 2016, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	No Expiration	No Expiration
	Short-Term	Long-Term
Fund	Capital Losses	Capital Losses
BDC Income	$1,802,905	$2,991,979
ChinaAMC China Bond	20,697	—
Emerging Markets Aggregate	1,568,899	186,408
Emerging Markets High Yield	7,023,694	18,664,613
International High Yield	609,969	2,481,919
Investment Grade	128,706	47,143
J.P. Morgan EM	8,877,633	13,929,125
Mortgage REIT	1,793,612	20,437,328
Preferred Securities	6,881,312	11,751,772
Treasury-Hedged	149,259	213,931

During the year ended April 30, 2016, ChinaAMC China Bond utilized $3,938 of accumulated capital loss carryforwards.

During the year ended April 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment of foreign currency gains and losses, reclassification of income from REIT securities, bond bifurcation adjustments, in-kind share transactions and deemed distributions on shareholder redemptions, the Funds incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase (Decrease)	Increase (Decrease)	Increase (Decrease)
	in Accumulated Net	in Accumulated	in Aggregate
Fund	Investment Income/Loss	Realized Gain/Loss	Paid in Capital
BDC Income	$(358,752)	$220,156	$138,596
ChinaAMC China Bond	(717,099)	717,099	—
Emerging Markets Aggregate	(449,945)	550,947	(101,002)
Emerging Markets High Yield	108,274	7,840,767	(7,949,041)
Fallen Angel	—	(23,527)	23,527
International High Yield	(1,598,430)	4,174,928	(2,576,498)
Investment Grade	—	41,969	(41,969)
J.P. Morgan EM	(98,772,324)	128,951,924	(30,179,600)
Mortgage REIT	(1,057,537)	1,430,177	(372,640)
Preferred Securities	(1,204,062)	1,253,793	(49,731)
Treasury-Hedged	—	39,678	(39,678)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2016, the Funds did not incur any interest or penalties.

There are still some uncertainties in the Chinese tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities for the ChinaAMC China Bond. China generally imposes withholding income tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on dividends and interest derived by nonresidents, including Qualified Foreign Institutional Investors (“QFII”) and Renminbi Qualified Foreign Institutional Investors (“RQFIIs”), from issuers resident in China. Under the PRC Corporate Income Tax regime, China also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. ChinaAMC China Bond currently considers capital gains derived from Chinese bonds to be non PRC-sourced and not subject to WHT.

103

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(continued)

PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and their shareholders.

If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of capital gains from Chinese Bonds to RQFIIs, such as the Sub-Adviser, and/or begin collecting WHT on gains from such investments, ChinaAMC China Bond could be subject to WHT liability. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

Note 6—Capital Share Transactions—As of April 30, 2016, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, or multiples thereof, as follows:

Fund	Creation Units
BDC Income	50,000
ChinaAMC China Bond	100,000
Emerging Markets Aggregate	50,000
Emerging Markets High Yield	200,000
Fallen Angel	50,000
International High Yield	200,000
Investment Grade	100,000
J.P. Morgan EM	200,000
Mortgage REIT	50,000
Preferred Securities	50,000
Treasury-Hedged	100,000

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended April 30, 2016, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
BDC Income	$26,470,431	$6,979,398
ChinaAMC China Bond	—	—
Emerging Markets Aggregate	—	1,890,601
Emerging Markets High Yield	37,854,606	144,361,724
Fallen Angel	3,546,529	—
International High Yield	18,294,036	35,711,041
Investment Grade	—	19,889,810
J.P. Morgan EM	333,717,356	192,234,228
Mortgage REIT	26,036,165	16,723,210
Preferred Securities	76,523,391	42,720,859
Treasury-Hedged	45,417	2,253,561

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration and Other Risks—Each Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. Investments in the Funds involve risks similar to those of investing in any bond fund, such as market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

The Funds (except ChinaAMC China Bond, Investment Grade, Mortgage REIT and Preferred Securities) may directly or indirectly invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may

104

involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. These Funds may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

BDC Income invests in business development companies which generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies.

ChinaAMC China Bond, Emerging Markets Aggregate, Emerging Markets High Yield, Fallen Angel, International High Yield, Investment Grade and J.P. Morgan EM invest in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Funds may have significant investments in foreign debt securities, they may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Mortgage REIT invests directly in mortgage real estate investment trusts (“mortgage REITs”) and is exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. To the extent that a mortgage REIT invests in mortgage-backed securities, it may be subject to default risk or interest rate risk.

Mortgage REIT may invest in mortgage REITs that may trade at a discount or premium to their net asset value.

Preferred Securities invests in preferred securities which are essentially contractual obligations that declare distributions but permit the issuer to defer or suspend distributions. This may require the Fund to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income. Preferred securities are also subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely distributions of dividends. In addition, preferred securities are subject to interest rate risk. Preferred securities interest rates may move in an inverse direction to that of general interest rates.

Preferred Securities may invest directly in real estate investment trusts (“REITs”) and is exposed to the risk of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. The Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Treasury-Hedged invests directly in futures contracts and may invest in securities sold short which are designed to hedge against the price sensitivity of below investment grade corporate bonds. A risk of hedging is the imperfect correlation between price movement of the securities sold short and the price movement of the Fund’s investments.

Certain Funds may invest directly in the Russian local market. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact any of the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held, if any, by the Funds.

Should the Chinese government impose restrictions on the ability of ChinaAMC China Bond to repatriate funds associated with direct investment in bonds issued in the PRC, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

At April 30, 2016, the Adviser owned approximately 57% of Emerging Markets Aggregate.

105

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

For each Fund, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and collateral interest earned are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at April 30, 2016, are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Effective May 1, 2015, the Funds adopted new accounting guidance under Accounting Standards Update No. 2014-11, Transfers and Servicing (Topic 860) Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as securities lending, and the related contractual maturity terms of these secured transactions. Accordingly, the following table presents repurchase agreements held as collateral by type of security on loan pledged as of April 30, 2016:

				Gross Amount of
				Recognized Liabilities
			Foreign	for Securities Loaned
	Corporate	Equity	Government	in the Statements of
Fund	Bonds	Securities	Obligations	Assets and Liabilities*
BDC Income	$—	$19,895,702	$—	$19,895,702
Emerging Markets Aggregate	423,713	—	—	423,713
Emerging Markets High Yield	30,412,952	—	—	30,412,952
Fallen Angel	14,343,680	—	—	14,343,680
International High Yield	8,363,471	—	—	8,363,471
Investment Grade	1,044,346	—	—	1,044,346
J.P. Morgan EM	—	—	2,929,014	2,929,014
Mortgage REIT	—	7,964,425	—	7,964,425
Preferred Securities	—	12,267,492	—	12,267,492
Treasury-Hedged	255,411	—	—	255,411

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2016, the following Funds borrowed under this Facility:

106

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	April 30, 2016
BDC Income	281	$429,299	1.61%	$211,362
Emerging Markets High Yield	3	1,264,317	1.54	—
Fallen Angel	4	1,542,498	1.53	—
Investment Grade	1	1,173,085	1.55	—
J.P. Morgan EM	78	2,742,883	1.66	—
Mortgage REIT	306	1,005,837	1.61	201,998
Preferred Securities	234	1,299,877	1.58	—

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended April 30, 2016, there were no offsets to custodian fees.

Note 12—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective May 1, 2016, Van Eck Global and all of its businesses and investment offerings operate under the single global brand VanEck. Accordingly, the Registrant and each Fund are renamed as follows:

Current Registrant Name /	New Registrant Name /
Current Fund Name	New Fund Name, effective May 1, 2016
Market Vectors® ETF Trust	VanEck VectorsTM ETF Trust
Market Vectors® BDC Income ETF	VanEck VectorsTM BDC Income ETF
Market Vectors® ChinaAMC China Bond ETF	VanEck VectorsTM ChinaAMC China Bond ETF
Market Vectors® Emerging Markets Aggregate Bond ETF	VanEck VectorsTM Emerging Markets Aggregate Bond ETF
Market Vectors® Emerging Markets High Yield Bond ETF	VanEck VectorsTM Emerging Markets High Yield Bond ETF
Market Vectors® Fallen Angel High Yield Bond ETF	VanEck VectorsTM Fallen Angel High Yield Bond ETF
Market Vectors® International High Yield Bond ETF	VanEck VectorsTM International High Yield Bond ETF
Market Vectors® Investment Grade Floating Rate ETF	VanEck VectorsTM Investment Grade Floating Rate ETF
Market Vectors® J.P. Morgan EM Local Currency Bond ETF	VanEck VectorsTM J.P. Morgan EM Local Currency Bond ETF
Market Vectors® Mortgage REIT Income ETF	VanEck VectorsTM Mortgage REIT Income ETF
Market Vectors® Preferred Securities ex Financials ETF	VanEck VectorsTM Preferred Securities ex Financials ETF
Market Vectors® Treasury-Hedged High Yield Bond ETF	VanEck VectorsTM Treasury-Hedged High Yield Bond ETF

Effective May 1, 2016, Market Vectors Index Solutions GmbH, index provider to several of the Funds, adopted a new name and is now known as MV Index Solutions GmbH (“MVIS”). The Funds’ indices are renamed accordingly as follows below. The concept, methodology and identifier of the MVIS indices are not affected and remain unchanged.

Fund Name	Current Index Name	New Index Name, effective May 1, 2016
VanEck VectorsTM BDC Income ETF	Market Vectors® US Business Development Companies Index	MVISTM US Business Development Companies Index
VanEck VectorsTM Emerging Markets	Market Vectors® EM Aggregate Bond Index	MVISTM EM Aggregate Bond Index
Aggregate Bond ETF
VanEck VectorsTM Investment Grade	Market Vectors® US Investment Grade	MVISTM US Investment Grade
Floating Rate ETF	Floating Rate Index	Floating Rate Index
VanEck VectorsTM Mortgage REIT Income ETF	Market Vectors® Global Mortgage REITs Index	MVISTM Global Mortgage REITs Index
VanEck VectorsTM Treasury-Hedged	Market Vectors® Treasury-Hedged High	MVISTM Treasury-Hedged High Yield
High Yield Bond ETF	Yield Bond Index	Bond Index
107

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following dividends from net investment income were declared and paid subsequent to April 30, 2016:

Fund	Ex-Date	Record Date	Payable Date	Per Share
ChinaAMC China Bond	5/2/16	5/4/16	5/6/16	$0.0566
Emerging Markets Aggregate	5/2/16	5/4/16	5/6/16	0.0824
Emerging Markets High Yield	5/2/16	5/4/16	5/6/16	0.1300
Fallen Angel	5/2/16	5/4/16	5/6/16	0.1395
International High Yield	5/2/16	5/4/16	5/6/16	0.0994
Investment Grade	5/2/16	5/4/16	5/6/16	0.0221
J.P. Morgan EM	5/2/16	5/4/16	5/6/16	0.0890
Preferred Securities	5/2/16	5/4/16	5/6/16	0.0730
Treasury-Hedged	5/2/16	5/4/16	5/6/16	0.1048

ChinaAMC China Bond	6/1/16	6/3/16	6/7/16	0.0500
Emerging Markets Aggregate	6/1/16	6/3/16	6/7/16	0.0801
Emerging Markets High Yield	6/1/16	6/3/16	6/7/16	0.1068
Fallen Angel	6/1/16	6/3/16	6/7/16	0.1465
International High Yield	6/1/16	6/3/16	6/7/16	0.1000
Investment Grade	6/1/16	6/3/16	6/7/16	0.0231
J.P. Morgan EM	6/1/16	6/3/16	6/7/16	0.0870
Preferred Securities	6/1/16	6/3/16	6/7/16	0.0676
Treasury-Hedged	6/1/16	6/3/16	6/7/16	0.0937

Effective June 20, 2016, the expense limitation for Fallen Angel was reduced from 0.40% to 0.35% of the Fund’s average daily net assets per year until at least September 1, 2017.

108

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of VanEck Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of BDC Income ETF, ChinaAMC China Bond ETF, Emerging Markets Aggregate Bond ETF, Emerging Markets High Yield Bond ETF, Fallen Angel High Yield Bond ETF, International High Yield Bond ETF, Investment Grade Floating Rate ETF, J.P. Morgan EM Local Currency Bond ETF, Mortgage REIT Income ETF, Preferred Securities ex Financials ETF and Treasury-Hedged High Yield Bond ETF (eleven of the series constituting VanEck Vectors ETF Trust) (the “Funds”) as of April 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BDC Income ETF, ChinaAMC China Bond ETF, Emerging Markets Aggregate Bond ETF, Emerging Markets High Yield Bond ETF, Fallen Angel High Yield Bond ETF, International High Yield Bond ETF, Investment Grade Floating Rate ETF, J.P. Morgan EM Local Currency Bond ETF, Mortgage REIT Income ETF, Preferred Securities ex Financials ETF and Treasury-Hedged High Yield Bond ETF (eleven of the series constituting VanEck Vectors ETF Trust) at April 30, 2016, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York June 23, 2016
109

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2016 income tax purposes will be sent to them in early 2017. Please consult your tax advisor for proper treatment of this information.

The Funds listed below intend to pass through foreign tax credits in the maximum amounts as shown. The gross foreign source income earned during the fiscal year ended April 30, 2016 by the Funds is as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
ChinaAMC China Bond	$82,166	$1,009,243
J.P. Morgan EM	1,587,828	77,538,712

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Dividends Received Deduction for the fiscal year ended April 30, 2016.

BDC Income	2.03%
Preferred Securities	16.59%
110

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2016 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	57	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	68	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 to present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	57	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	68	Director, Food and Friends, Inc., 2013 to present.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
111

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Interested Trustee:

Jan F. van Eck, 1963[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, Van Eck Securities Corporation (“VESC”); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisers Corp. (“VEARA”).	57	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.
112

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 – June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
113

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

April 30, 2016 (unaudited)

At a meeting held on June 9, 2015 (the “Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors ETF Trust (formerly Market Vectors ETF Trust) (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved an investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors Dynamic Put Write ETF (formerly Market Vectors Dynamic Put Write ETF) and VanEck Vectors Long/Flat Commodity ETF (formerly Market Vectors Low Volatility Commodity ETF) (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser and/or Van Eck Associates Corporation (collectively, “Van Eck”), including expense information for other funds. Van Eck provided the Trustees with information regarding, among other things, the various aspects of each Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on information obtained through discussions with Van Eck at the Meeting regarding the management of the Funds, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by Van Eck, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms and scope of services that the Adviser would provide under the Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of each Fund to the extent necessary to prevent the operating expenses of each Fund from exceeding agreed upon limits for a period of at least one year following the effective date of the Fund’s respective registration statement.

The Trustees considered the benefits, other than the fees under the Investment Management Agreement, that the Adviser would receive from serving as adviser to each Fund, including any benefits it may receive from serving as administrator to each Fund and from an affiliate of the Adviser serving as distributor to each Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of each of the Funds to the Adviser because the Funds had not yet commenced operations. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to each of the Funds by the Adviser, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of Van Eck and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

114

At a meeting held on February 29, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors ETF Trust (formerly Market Vectors ETF Trust) (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved an investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF (formerly Market Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF) (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of the Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on information obtained through discussions with the Adviser at the Meeting regarding the management of the Fund, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Fund. The Trustees also considered the terms and scope of services that the Adviser would provide under the Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund from exceeding agreed upon limits for a period of at least one year following the effective date of the Fund’s registration statement.

The Trustees considered the benefits, other than the fees under the Investment Management Agreement, that the Adviser would receive from serving as adviser to the Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Fund to the Adviser because the Fund had not yet commenced operations. In addition, because the Fund had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to the Fund by the Adviser, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

115

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INCOMEAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     April 30.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended April 30, 2016 and
     April 30, 2015, were $464,920 and $452,020, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     April 30, 2016 and April 30, 2015, were $285,415 and $294,220, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date July 8, 2016
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date July 8, 2016
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date July 8, 2016
     ----------------